SEMI-ANNUAL REPORT



















JANUARY 31, 2003






AMSOUTH FUNDS(R)

www.amsouthfunds.com

TABLE OF CONTENTS


     Glossary of Terms................................................   1

     Management Discussion of Performance
         Message from the Chairman and Investment Advisor.............   3

     Fund Summary
         Value Fund...................................................   4
         Select Equity Fund...........................................   5
         Enhanced Market Fund.........................................   6
         Large Cap Fund...............................................   7
         Capital Growth Fund..........................................   8
         Mid Cap Fund.................................................   9
         Small Cap Fund...............................................  10
         International Equity Fund....................................  11
         Balanced Fund................................................  12
         Strategic Portfolios.........................................  13
         Government Income Fund.......................................  14
         Limited Term Bond Fund.......................................  15
         Bond Fund....................................................  16
         Municipal Bond Fund..........................................  17
         Florida Tax-Exempt Fund......................................  18
         Tennessee Tax-Exempt Fund....................................  19
         Money Market Funds...........................................  20

     Schedule of Portfolio Investments
         Value Fund...................................................  21
         Select Equity Fund...........................................  22
         Enhanced Market Fund.........................................  23
         Large Cap Fund...............................................  27
         Capital Growth Fund..........................................  29
         Mid Cap Fund.................................................  31
         Small Cap Fund...............................................  35
         International Equity Fund....................................  36
         Balanced Fund................................................  42
         Strategic Portfolios: Aggressive Growth Portfolio............  44
         Strategic Portfolios: Growth Portfolio.......................  45
         Strategic Portfolios: Growth and Income Portfolio............  45
         Strategic Portfolios: Moderate Growth and Income Portfolio...  46
         Government Income Fund.......................................  46
         Limited Term Bond Fund.......................................  48
         Bond Fund....................................................  50
         Municipal Bond Fund..........................................  53
         Florida Tax-Exempt Fund......................................  57
         Tennessee Tax-Exempt Fund....................................  58
         Prime Money Market Fund......................................  60
         U.S. Treasury Money Market Fund..............................  61
         Treasury Reserve Money Market Fund...........................  61
         Tax-Exempt Money Market Fund.................................  62
         Institutional Prime Obligations Money Market Fund............  65

     Statements of Assets and Liabilities.............................  66

     Statements of Operations.........................................  70

     Statements of Changes in Net Assets..............................  74

     Notes to Financial Statements....................................  78

     Financial Highlights.............................................  91

     Supplemental Information......................................... 109

  GLOSSARY OF TERMS

Lehman Brothers Government/Credit Bond Index is comprised of all bonds that are investment-grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

Lehman Brothers Mortgage Index is comprised of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages.

Lipper Balanced Funds Average is comprised of mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio range around 60%/40%.

Lipper Corporate Debt Funds A Rated Average is comprised of the mutual funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

Lipper Multi-Cap Core Funds Average is comprised of mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalization's (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average P/E and P/B ratio, and three-year earnings growth figure, compared to that of the U.S. diversified multi-cap equity funds universe average.

Lipper Multi-Cap Growth Funds Average is comprised of mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above average P/E and P/B ratio and three-year earnings growth figure, compared to that of the U.S. diversified multi-cap equity funds universe average.

Lipper Flexible Portfolio Funds Average is comprised of mutual funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

Lipper General Municipal Bond Average is comprised of mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper Short Intermediate Investment Grade Debt Funds Average is comprised of mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Lipper Large-Cap Core Funds Average is comprised of mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average P/E and P/B ratio, and three-year sales-per-share growth value, compared to that of the S&P 500 Stock Index.

Lipper Large-Cap Growth Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization's (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average P/E and P/B ratio, and three-year sales-per-share growth value, compared to that of the S&P 500 Stock Index.

Lipper Large Cap Value Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization's (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average P/E and P/B ratio, and three-year sales-per-share growth value, compared to that of the S&P MidCap 400 Index.

Lipper Small-Cap Growth Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization's (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average P/E and P/B ratio, and three-year sales-per-share growth value, compared to that of the S&P SmallCap 600 Index.

                                                              GLOSSARY OF TERMS


Lipper Other States Intermediate Municipal Debt Funds Average is comprised of mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

Lipper Florida Municipal Debt Funds Average is comprised of mutual funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of five to ten years.

Lipper U.S. Mortgage Funds Average is comprised of mutual funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Merrill Lynch 1-5-Year Government Bond Index tracks the performance of government bonds in that maturity range with a rating of at least Baa.

Merrill Lynch 1-12-Year Municipal Bond Index tracks the performance of municipal bonds with intermediate maturities of a least one year, but no more than 12 years maturities.

Merrill Lynch 3-7-Year Municipal Bond Index tracks the performance of municipal bonds with intermediate maturities of a least three years, but no more than seven years.

Merrill Lynch Government/Corporate Master Index consists of issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof. These quality parameters are based on composites of ratings assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc. Only notes and bonds with a minimum maturity of one year are included.

Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East
(EAFE) Index is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

Price-to-Earnings Ratio (P/E) -- A valuation ratio of a company's current share price to its per-share earnings. A high P/E means high projected earnings in the future. This ratio gives an investor an idea of how much they are paying for a particular company's earning power.

Price-to-Book Ratio (P/B) -- The ratio of price-to-book value gives an investor an idea about the relationship between the stock's price and the company's underlying value. Other things being equal, people who invest for value prefer companies with a low ratio of price-to-book value.

Russell 2000(R) Growth Index tracks the performance of domestically traded common stocks of small- to mid-sized companies with higher price-to-book ratios and higher forecasted growth values.

S&P 1500 SuperComposite Index is a combination of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices, and provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization.

S&P 500/BARRA Value Index a market capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price-to-book ratios.

S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

S&P MidCap 400 Index is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

MESSAGE FROM THE CHAIRMAN AND INVESTMENT ADVISOR

DEAR SHAREHOLDERS:

We are pleased to send you this semiannual report for the six-month period ended January 31, 2003. The period was marked by a tepid economy and a series of geopolitical crises. Those factors contributed to volatility in the financial markets.

A tentative economy

Economic growth was moderate at the beginning of the period, as the Federal Reserve Board's (the "Fed") previous interest rate reductions helped spur growth. The economy slowed during the fall of 2002, however, and continued to be weak during the fourth quarter. In November, the Fed again lowered the federal funds rate, from 1.75% to 1.25%.

The economic slowdown came largely as the result of weak corporate spending, which we believe occurred for two primary reasons. The federal government required the country's 1,000 largest companies to re-certify their financial reports to help reassure investors who followed corporate-accounting scandals. We believe that process forced corporate leaders to focus their attention on past performance, causing them to defer new spending initiatives or hiring programs. Meanwhile, the prospect of war with Iraq and tensions with North Korea made the near-term outlook very uncertain, causing business leaders to delay major investments and new hiring. Those factors were compounded by rising energy prices, which act as a brake on the economy.

Consumer spending remained strong, although it showed signs of weakening toward the end of the period. Low mortgage rates and the strong housing market allowed many homeowners to refinance their mortgages, freeing up cash they used to purchase durable goods, automobiles and other items.

A volatile stock market

The stock market fluctuated considerably during the period, as anxious investors struggled to determine the direction of the economy as well as the likelihood and potential repercussions of war with Iraq.

Stock prices rose at the beginning of the period, as increased federal oversight of corporate accounting reassured investors about the accuracy of financial reports. However, stocks fell from late August through early October, as investors worried about the economy and about tensions with Iraq and North Korea. Unrest in Venezuela contributed to a spike in oil prices, which also hurt the stock market. The market weakness during this period was caused primarily by a lack of buying, rather than aggressive selling. We believe that low trade volumes, low outflows from equity funds and strong inflows to money-market funds indicated that investors were waiting to see the direction of the economy and the likelihood of a resolution to the Iraq crisis before buying stocks.

Investors were encouraged by economic and corporate-profit data during October and November. Stock prices surged during those months, led by large-cap growth shares. Nevertheless, economic growth during the fourth quarter proved to be weaker than expected. Meanwhile, fears about the potential war with Iraq grew more intense, and stocks fell during December and January. The Standard & Poor's 500 Stock Index/1/ fell -5.26% during the six months ended January 31, 2003.

The bull market in Treasury Bonds

Yields fell sharply during the period. Bonds benefited from the same issues that hurt the stock market, including the unpredictable economy and possible war with Iraq, as investors sought out the relative safety of fixed-income securities. Investors' risk-aversion led them to favor the highest-quality bonds, driving up prices on Treasuries. Bonds also benefited from the Fed's interest-rate reduction, which most significantly affected short-term issues.

Mortgage refinancing continued to affect the Treasury market. Refinancing shortens the duration of mortgage-backed securities, causing investors to make up their lost duration by buying Treasury bonds.

Implementing changes at the Amsouth Funds

In June 2002, we changed the management of two funds in an effort to provide shareholders with more consistent returns. The AmSouth Mid Cap Fund now is managed by Oakbrook Investment Advisors, who employ an enhanced-index strategy to attempt to outperform the Standard & Poor's 400 MidCap Index/1/. Dimensional Fund Advisors took over management of the AmSouth International Fund, using a value-based investment approach to try to outperform the Morgan Stanley Capital International EAFE (Europe, Australasia, and Far East) Index/1/.

Outlook

We believe resolving the crisis with Iraq is essential to rejuvenating the economy and the stock market. Monetary and fiscal policy both aim to stimulate the economy, so growth could resume if the current uncertainty is resolved. Business leaders and investors who currently are delaying spending are likely to spur economic and stock market growth if the Iraq standoff is resolved quickly.

We feel stocks are likely to outperform bonds in that environment. Corporate earnings should improve, as should the outlook for future earnings, and stocks should benefit as a result. Meanwhile, yields on Treasury securities are at or around their lowest levels in 40 years, and will probably rise going forward.

We would like to remind investors of the importance of diversified portfolios. Many investors during the bull market of the late-1990s abandoned diversification, and then lost significant portions of their savings as stocks fell during the next three years. Since then many investors have again abandoned diversification, eliminating stock holdings and instead holding only fixed-income investments. We believe that could prove to be a costly mistake, as bonds offer lower yields and higher prices than their historical norms. A well-diversified portfolio serves to shield you from short-term disruptions in some market sectors, while offering the chance to participate in gains posted by other sectors of the financial markets.

Thank you for your continued confidence in the AmSouth Funds. We will continue to manage the Funds with a focus on the long term, and look forward to serving your financial needs in the months and years ahead.

Sincerely,

/s/ J. David Huber

J. David Huber
Chairman
AmSouth Funds

/s/ Joseph T. Keating

Joseph T. Keating
Chief Investment Officer
AmSouth Investment Management Company, LLC
March 28, 2003


/1/See Glossary of Terms for additional information.

Investments in the Funds are neither guaranteed by, nor obligations of, AmSouth Bank or any other bank and are not insured by the FDIC or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal. This material must be preceded or accompanied by a current prospectus.

  AMSOUTH VALUE FUND


Portfolio Manager                                                                      [GRAPHIC]

Tin Y. Chan, CFA                                                 PORTFOLIO MANAGERS' PERSPECTIVE
Senior Vice President                              "The AmSouth Value Fund uses a 'value investing' approach.
AmSouth Bank                                       Rather than pursue hot stocks that are in high demand, we
AmSouth Investment Management Company, LLC         search for solid companies with good fundamentals that are available at attractive prices. By adhering to this investment
Tin Chan serves as manager of the AmSouth Value    approach through entire market cycles, we seek to achieve
Fund and as co-manager of the AmSouth Balanced     above average long-term results with less volatility than the
Fund. He also is director of value equity                                       overall market."
strategies for AmSouth Bank. With more than a
decade of experience in equity investments and
research, he has had portfolio management
responsibilities for retail and insurance-related
mutual funds. Mr. Chan held positions with
KeyCorp, Allmerica Asset Management and, most
recently, Pioneer Investment Management. He holds
two undergraduate degrees from Cornell University
and earned an MBA from the Graduate School of
Business at the University of Chicago. He is a
member of AIMR and the Boston Security Analysts
Society.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the six-months ended January 31, 2003?

A. The Fund's total return (Class A Shares at NAV)/1/ was -2.90%. That compares favorably to a -4.67% return for the Fund's benchmark, the S&P 500/BARRA Value Index/2/. The S&P 500 Stock Index/2/ returned -5.26%.

Q. What were conditions like for value stocks during the period?

A. Stock prices fell in response to investors' concerns about the outlook for the economy and corporate profits, as well as the possibility of a war with Iraq. Value-oriented shares outperformed growth stocks, as equity investors favored lower-priced stocks in the uncertain environment. While the S&P 500/BARRA Value Index fell 4.67%, the S&P 500/BARRA Growth Index/2/ fell 5.80%. Sectors that performed well during the period-included telecommunications services (up 18.5% during the period), technology (5%) energy (4%), and health care (2%). The worst performing sectors included industrials (-8%), utilities (-5%) and consumer staples (-5%).

Q. How did you position the Fund in that environment?

A. We emphasized large-capitalization stocks of high-quality companies with strong balance sheets. That approach benefited the Fund's performance as investors favored such shares during the period. We also focused on firms with consistent histories of paying strong dividends. Dividend-paying stocks typically perform better than other types of stocks during weak markets. The President's proposal for eliminating the double taxation of dividends also should benefit such shares

As of January 31, 2003, the Fund's top five holdings were St. Paul Cos., Inc. (3.6% of net assets), Valero Energy Corp. (3.1%), ACE Ltd. (3.0%), Sunoco, Inc. (2.9%) and Washington Mutual, Inc. (2.8%).++

We also merged the former AmSouth Equity Income Fund into the AmSouth Value Fund during the period. That transition went smoothly, with no adverse effects on the AmSouth Value Fund's holdings.

Q. What is your outlook for the economy and the stock market during the coming months?

A. Economic growth and corporate spending are not likely to improve until concerns about war with Iraq are resolved. Continued economic weakness could also hurt consumer spending going forward. In that environment, we will position the Fund defensively. We will emphasize high-quality companies with cash on their balance sheets and low debt levels, in sectors such as energy and basic materials. Meanwhile, we will underweight consumer-oriented sectors. We will also continue to invest in companies that pay strong and steady dividends in anticipation of a tax cut on dividends.

/1/With the maximum sales charge of 5.50%, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2003, were -8.22%, -33.07%, -2.47% and 7.17%, respectively, for Class A
   Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

++ The Fund's portfolio composition is subject to change.

                                                     AMSOUTH SELECT EQUITY FUND

PORTFOLIO MANAGERS                                                                                  [GRAPHIC]

Neil Wright, President and Chief Investment Officer                        PORTFOLIO MANAGER'S PERSPECTIVE
Janna Sampson, Director of Portfolio Management              "Our goal in managing the AmSouth Select Equity Fund is
Peter Jankovskis, Director of Research                       to outperform the S&P 500 over a complete market cycle
OakBrook Investments, LLC (sub-advisor)                      while experiencing less volatility than the broad stock
                                                             market. We look for 20 to 25 leading companies that have
As portfolio managers for the sub-advisor of the AmSouth     a dominant market position, or a well-known brand name,
Select Equity Fund, the Enhanced Market Fund, and the        yet whose stock price is undervalued. To make this 'growth
AmSouth Mid Cap Fund, Neil, Janna and Peter are three        at a reasonable price' strategy work, we use economic
veteran investment professionals who have more than 50       theory to determine whether a company is likely to recover years of combined experience. Neil and Peter have Ph.D.s in  its dominant position after a dip. We believe our patient,
economics, and Janna holds an M.A. in economics. They have   long-term approach offers excellent defensive protection,
worked together for the past ten years.                      which can help reduce losses when the market is weak."

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the six months ended January 31, 2003?

A. The Fund posted a -4.34% total return (Class A Shares at NAV)/1/ for the period. In comparison, the Fund's benchmark, the S&P 500 Stock Index posted a return of -5.26%. The Lipper Multi-Cap Core Funds Average posted a return of -5.37%.

Q. What were economic and market conditions like during the period?

A. Investors focused on terrorism fears, war with Iraq and corporate scandals rather than company fundamentals such as earnings. Defensive stocks generally outperformed the market, although more-aggressive stocks led a market rally in the fall.

Q. How did you position the Fund in that environment?

A. The Fund targets defensive growth stocks--shares of companies with leading or large market shares and the ability to fend off potential competitors. Those companies typically have more stable earnings, so investors often see their shares as safe harbors during periods of market volatility. Such stocks tended to perform well during the recent period, helping the Fund to deliver superior performance.

We do not target particular sectors. Stocks that exhibit the characteristics we seek tend to come from sectors such as consumer staples. The Fund had relatively little turnover during the period, although we did add to positions in stocks that will benefit from an economic upturn.

The Fund's five Largest holdings as of January 31, 2003 were Pitney Bowes, Inc. (7.9% of net assets), Waste Management, Inc. (7.6%), General Mills, Inc. (6.7%), Automatic Data Processing, Inc. (6.6%) and SYSCO Corp. (5.7%).++

Q. What is your outlook for the economy and the stock market during the coming year?

A. We expect more volatility in the financial markets. We believe the stock market should deliver better returns unless there is a very prolonged war with Iraq. What's more, it seems likely that investors will favor defensive shares of companies with stable earnings--an environment that should benefit this Fund.

/1/With the maximum sales charge of 5.50%, the Fund's six month, 1 Year and Since Inception (9/1/98) average annual total returns for the six months ended January 31, 2003 were -9.61%, -15.72% and 2.05%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

++ The Fund's portfolio composition is subject to change.

   The AmSouth Select Equity Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services.

  AMSOUTH ENHANCED MARKET FUND

PORTFOLIO MANAGERS                                                                                    [GRAPHIC]

Neil Wright, President and Chief Investment Officer
Janna Sampson, Director of Portfolio Management                                 PORTFOLIO MANAGER'S PERSPECTIVE
Peter Jankovskis, Director of Research                            "Our stock selection strategy for the AmSouth Enhanced
OakBrook Investments, LLC (sub-advisor)                           Market Fund is fairly conservative, with Fund returns having a very close correlation to those of the S&P 500. We try to be
As portfolio managers for the sub-advisor of the AmSouth          100% invested and do not try to time the market. Through
Enhanced Market Fund, the AmSouth Select Equity Fund, and the     the use of a sophisticated computer model, we attempt to
AmSouth Mid Cap Fund, Neil, Janna and Peter are three veteran     identify and invest in 350 to 425 stocks within the S&P 500 investment professionals who have more than 50 years of combined  that are starting to experience a widening range of investor
experience. Neil and Peter have Ph.D.s in economics, and Janna    expectations. We look to overweight those stocks that we
holds an M.A. in economics. They have worked together for the      believe will outperform the overall market."
past ten years.

                                    [GRAPHIC]

                                      Q&A


Q. How did the Fund perform during the six months ended January 31, 2003?

A. The Fund's total return was -6.75% (Class A Shares at NAV)/1/. In comparison, the Fund's benchmark, the S&P 500 Stock Index produced a total return of -5.26%. The Lipper Large-Cap Core Funds Average/2/ produced a total return of -6.44%.

Q. What were economic and market conditions like during the period?

A. Investors were worried about terrorism, a potential war with Iraq, corporate scandals and the health of the economy. Corporate earnings and other company fundamentals received relatively little attention. Defensive stocks did relatively well, although aggressive issues were much stronger performers during a brief fall market rally. The market's volatility scared off many potential investors during the period.

Q. How did you position the Fund in that environment?

A. This is an enhanced index fund. Its holdings differ from the S&P 500 based on results of a quantitative model that focuses on individual stocks. The Fund holds most of the stocks in the index--including 385 of the 500 at the end of the period.++/ /

There were only small differences between the Fund's sector weightings and the index's sector weightings, and those differences had little impact on the Fund's relative returns. The Fund did benefit from a slightly over-weight position in the consumer discretionary sector, however.

Stock selection hurt the Fund. Our stock selection model looks for strong earnings expectations--and that approach was out of step with investors' focus during the recent period. Fortunately, investors typically revert to a concentration on such fundamentals--as they did during the market rally last fall and are likely to do during the coming year.

As of January 31, 2003, the Fund's top five holdings were Microsoft Corp. (3.2% of net assets), Exxon Mobil Corp. (3.2%), General Electric Co. (3.0%), Citigroup, Inc. (2.3%) and Wal-Mart Stores, Inc. (2.3%).++

Q. What is your outlook for the economy and the stock market during the coming year?

A. We think market volatility will continue due to terrorist activities and other geopolitical concerns. However, we expect the economy and the stock market to begin to recover during the coming year unless there is a very prolonged war with Iraq, which could cause nervous investors to stay out of stocks.


/1/With the maximum sales charge of 5.50%, the Fund's six month, 1 Year and Since Inception (9/1/98) average annual total returns for the six months ended January 31, 2003 were -11.85%, -29.17%, and -2.98%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

++ The Fund's portfolio composition is subject to change.

   The AmSouth Enhanced Market Fund is subadvised by Oakbrook Investments, LLC, which is paid a fee for its services.

                                                         AMSOUTH LARGE CAP FUND

Portfolio Manager                                                            [GRAPHIC]

Ronald E. Lindquist
Senior Vice President                               PORTFOLIO MANAGER'S PERSPECTIVE
AmSouth Bank
AmSouth Investment Management Company,   "The Amsouth Large Cap Fund is managed in a traditional large-cap growth style.
LLC                                      Our goal is to outperform the S&P 500 Stock Index/2/ over multiple market cycles. We look for industry leaders that have shown the potential to generate
Ron has more than 35 years of focused    relatively predictable, above-average 3- to 5-year earnings streams. We
investment management experience. A      typically purchase stocks of large, high-quality companies with superior
founding member of the Financial         earnings per share growth rates and correspondingly appropriate price/earnings
Analysts Society of South Florida, he    ratios. We consider sales when a stock's relative price/earnings ratio is well
has a master's degree in management      in excess of historical, similar-market norms or when a significant and ongoing
science from Florida International         earnings stream deterioration is forecast."
University and a B.S. in finance from
Florida State University.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the six months ended January 31, 2003?

A. The Fund returned -5.74% (Class A Shares at NAV)/1/. That compared to a -5.26% return for the Fund's benchmark, the S&P 500 Stock Index/2/.

Q. What was the environment like for large-cap stocks during the period?

A. The economy was unsettled. It showed encouraging signs of growth during the early part of the period, but then stalled. Tensions with Iraq and North Korea and rising energy prices weighed on economic growth later in the period.

Stocks fell during the first two months of the period, as investors concerned about the direction of the economy sold stocks. Stronger-than-expected profit reports in the fall boosted equity prices during October and November, especially for large-cap stocks. The faltering economy and international tensions caused the market to reverse itself in December and January, however.

Q. How did you position the Fund in that environment?

A. This Fund seeks shares of firms that provide strong returns on equity and solid earnings growth. We do not attempt to time different market sectors, but instead focus on strong companies with good prospects and hold their stocks for the long term.

The Fund's focus on companies with good earnings prospects caused it to overweight technology and health care. Both of those positions helped performance: The health care sector lost 0.1% during the period, beating the Fund's benchmark by more than five percentage points, while technology stocks gained 1.4%. The Fund's returns were hurt by its holdings in the consumer discretionary and industrials sectors.

We typically hold stocks for the long term, but will sell stocks if the earnings-growth prospects worsen for their issuing companies. That was the reason we sold the Fund's stake in Electronic Data Systems, Bell South and SBC Communications. We bought shares of Sunguard Data Systems, Bed Bath & Beyond and United Technologies, three companies that we believe will deliver strong, steady earnings growth.

The top five holdings as of January 31, 2003 were IBM Corp. (3.9% of net assets), Merck & Co., Inc. (3.8%), Johnson & Johnson (3.6%), Medtronic, Inc. (3.1%), and Hewlett-Packard Co. (2.8%).++

Q. What is your outlook for the economy and large-cap stocks?

A. Rising oil prices and uncertainty about a potential war with Iraq are weighing on the economy. As those issued are resolved, we expect the economy to show slow to moderate growth.

We will continue to seek out shares of high-quality firms with strong earnings growth prospects. As has been our practice in the past, we will continue to seek out and invest in very large, high quality firms with above average earnings-per-share growth prospects. Over time, this approach has proven to provide investors with the greatest opportunity for superior investment results.



/1/With the maximum sales charge of 5.50%, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2003, were -10.93%, -29.74%, -0.52% and 8.80%, respectively, for Class A
   Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

++ The Fund's portfolio composition is subject to change.

  AMSOUTH CAPITAL GROWTH FUND

Portfolio Manager                                                            [GRAPHIC]

Charles E. Winger, Sr., CFA
Senior Vice President                                  PORTFOLIO MANAGER'S PERSPECTIVE
Robert A. Rinner, CFA                    "As a growth-oriented fund, the Capital Growth Fund focuses
Senior Vice President                    on industry leaders with high earnings per share. We
AmSouth Bank                             generally look for annual earnings growth of 15% or higher.
AmSouth Investment Management Company,   After identifying strong themes, such as technology or health
LLC                                      care, we select companies that have financial strength, good return on equity, reasonable debt-to-equity ratios and strong
Charley has more than 30 years of        revenue growth. We apply sell discipline through price targets
investment management experience,                                and downside alerts."
including 11 years with First American
National Bank. He earned a Chartered
Financial Analyst designation in 1976
and has served as a president of the
Nashville Society of Financial
Analysts. He holds his M.B.A. and a
B.A. in psychology from the University
of Tennessee.

Rob has nearly 20 years of experience
in equity portfolio management and
analysis. Prior to joining AmSouth, he
was associated with First American
National Bank. He is a graduate of the
University of Iowa, where he received a
bachelor of science degree in finance.
He earned an MBA from the University of
Oklahoma.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the six months ended January 31, 2003?

A. The Fund's total return during the period was -5.28% (Class A Shares at NAV)/1/. In comparison, the Fund's benchmark, the S&P 500 Stock Index/2/ returned -5.26%. The Lipper Large-Cap Growth Funds Average/2/ returned -6.68%.

Q. What was the environment like in the economy and stock market during the period?

A. The economy experienced a slower recovery than most analysts expected. Consumer spending remained strong during the period, but growth was held back by a continued slump in corporate spending. In November, the Fed lowered short-term interest rates to very low levels in an attempt to stimulate the economy. Growth continued to be sluggish despite that move, as tensions in countries such as Iraq, North Korea, and Venezuela caused businesses to delay spending.

The stock market was very volatile during the period. Stocks suffered from concerns about the reliability of corporate earnings reports, and struggled through September as some firms warned of disappointing profits. Stocks surged in October and November, due to better-than-expected corporate profit reports. However, international tensions caused nervous investors to pull money out of the stock market in December and January, and stocks fell.

Q. How did you manage the Fund in that environment?

A. The Fund focuses on shares of companies with the potential to grow earnings faster than the overall economy. We began the period with overweight allocations in retail, health care and technology stocks, based on our belief that increased spending by consumers and corporations would boost earnings by such firms. Retail stocks generally helped the Fund's performance, as consumer spending remained relatively strong throughout the period. For example, women's-apparel seller Chico's FAS gained nearly 50% during the period. We scaled back the Fund's retail exposure as consumer spending showed signs of slowing toward the end of the period.

We increased the Fund's investments in technology and health-care stocks, because we remain optimistic about their prospects. Meanwhile, we increased the Fund's position in industrial stocks in anticipation of a pickup in corporate spending. The Fund ended the period with overweight positions in the following sectors: health care, technology, industrial capital goods and retail. The Fund was under-weighted in sectors such as financial services, energy, basic materials, and consumer staples.++

As of January 31, 2003 the Fund's top five holdings were Microsoft Corp. (3.5% of net assets), IBM Corp. (2.7%), Pfizer, Inc. (2.7%), Johnson & Johnson (2.6%) and Bank of America Corp. (2.4%).++

Q. What is your outlook for the economy and the stock market during the coming months?

A. We are cautiously optimistic about the outlook for the economy and stock market. We believe that the economy is poised to show strong growth once the uncertainties surrounding Iraq and North Korea are resolved: Capital spending shows signs of picking up, and current monetary and fiscal policies are very stimulative. Resolution of those international tensions also could lead to higher stock prices. We will continue to focus on shares of firms with the potential to deliver superior earnings growth, which should benefit from any stock-market rebound.


/1/With the maximum sales charge of 5.50%, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2003, were -10.45%, -30.83%, -2.95% and 6.22%, respectively, for Class A
   Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

++ The Fund's portfolio composition is subject to change.

                                                           AMSOUTH MID CAP FUND

Portfolio Managers                                                                               [GRAPHIC]

Neil Wright, President and Chief Investment Officer
Janna Sampson, Director or Portfolio Management                         PORTFOLIO MANAGER'S PERSPECTIVE
Peter Jankovskis, Director of Research                       "Our stock selection strategy for the AmSouth Mid Cap Fund
OakBrook Investments, LLC (sub-advisor)                      is fairly conservative, with Fund returns having a very close correlation to those of the S&P Mid Cap 400 Stock Index/1/.
As portfolio managers for the sub-advisor of the AmSouth     We try to be 100% invested and do not try to time the market.
Mid Cap Fund, the AmSouth Select Equity Fund, and AmSouth    Through the use of a sophisticated computer model, we attempt
Enhanced Market Fund, Neil, Janna and Peter are three        to identify and invest in 320 to 380 stocks within the S&P
veteran investment professionals who have more than 50       Mid Cap 400 that are starting to experience a widening range years of combined experience. Neil and Peter have Ph.D.s in  of investor expectations. We look to overweight those stocks
economics, and Janna holds an M.A. in economics. They have   that we believe will outperform the overall market."
worked together for the past ten years.

                                    [GRAPHIC]

                                      Q&A


Q. How did the Fund perform during the six months ended January 31, 2003?

A. The Fund's shares delivered a total return of -6.04% (Class A Shares at NAV)/1/, compared to a -5.05% return for the Fund's benchmark, the S&P MidCap 400 Index/2/. The S&P 500 Stock Index delivered a -5.26% return.

Q. What were economic and market conditions like during the period?

A. Investors focused on issues such as terrorism, war and corporate scandals rather than corporate earnings and other fundamentals. Investors' concerns about the health of the economy helped defensive stocks deliver relatively strong performance during most of the period, although more-aggressive sectors led the market's fall rally. That rally occurred when investors temporarily shifted their attention to corporate earnings, which improved during the third quarter. The Fed's decision to reduce short-term interest rates in November also drew attention to fundamentals. Mid-cap stocks held up relatively well during the market's decline but trailed large company shares during the fall rally.

Q. How did you position the Fund in that environment?

A. This is an enhanced index fund. Its holdings differ from the S&P 400 based on results of a quantitative model that focuses on earnings of individual companies. The Fund holds most of stocks in the index--367 of the 400 at the end of the period--as well as all of the industries represented by the stocks in the index.++

The Fund benefited slightly during the first half of the period from an over-weight position in the energy sector. Sector allocations had little impact on relative performance during the second half of the period.++

As of January 31, 2003, the Fund's top five holdings were Washington Post Co. (1.3% of net assets), National Commerce Financial Corp. (1.1%), DST Systems, Inc. (1.0%), Microchip Technology, Inc. (1.0%) and Compass Bancshares, Inc. (1.0%).++

Q. What is your outlook for the economy and the stock market during the coming year?

A. The financial markets will probably continue to be volatile. We expect the stock market to begin to recover unless there is a very prolonged war with Iraq. Mid-cap stocks might lag large-cap stocks if such a conflict ends quickly, because large-caps have greater losses to recover. We expect to see positive returns in both the large-cap and mid-cap sectors during the coming months.


/1/With the maximum sales charge of 5.50%, the Fund's six month, 1 Year, and Since Inception (5/4/99) average annual total returns for the six months ended January 31, 2003, were -11.24%, -24.72% and -4.74%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

++ The Fund's portfolio composition is subject to change.

  The AmSouth Mid Cap Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services.

  AMSOUTH SMALL CAP FUND+

PORTFOLIO MANAGER
                                                           [GRAPHIC]
Dean McQuiddy, CFA
Principal and Director of Equity Investments
Sawgrass Asset Management, LLC (sub-advisor)       PORTFOLIO MANAGER'S PERSPECTIVE
                                                   "For the AmSouth Small Cap Fund, we use a disciplined
Dean McQuiddy is a portfolio manager for the       investment process to identify 60 to 80 fundamentally
sub-advisor to the AmSouth Small Cap Fund. He has  attractive small companies that share certain attributes:
19 years of experience in investment management    above-market sales and earnings growth, increasing estimates and a B.S. in finance. He created and managed the  of future earnings and reasonable valuations. We aim to buy
small-cap growth product at Barnett Capital        these companies in the early stages of their growth--before
Advisors for 11 years.                             their stocks get overvalued in the marketplace."

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the six months ended January 31, 2003?

A. The Fund posted a -15.29% (Class A Shares at NAV)/1/ return. In comparison, the Fund's benchmark the Russell 2000 Growth Index/2/, returned -3.01% The Lipper Small Cap Growth Funds Average/2/ -4.67%.

Q. What was the environment like for small-cap stocks during the period?

A. Small-cap stocks declined during most of the period. The sector suffered from a number of factors, including concerns about economic weakness, fears about war with Iraq and tensions with North Korea, and the continuing repercussions from bursting of the dot-com bubble in 2000. Investors in early October became encouraged by signs of an economic recovery, and the most speculative stocks led a strong rally during the following two months. Market sentiment turned pessimistic again in December, and stocks again lost ground.

Q. How did you manage the Fund in that environment?

A. The Fund lagged the benchmark significantly during the fall rally, because this Fund avoids the speculative stocks that led that rally in favor of shares of companies with strong earnings records. That focus has benefited shareholders during longer periods.

We underweighted shares of technology firms, because fewer companies in that sector met our stringent earnings criteria. The Fund on average held 13% of assets in technology stocks, compared to a weighting of 24% in the benchmark. The outlook for those companies improved during the period, however, and we increased the Fund's technology stake to almost neutral by the end of January. Meanwhile, we allocated an average of 25% of assets to consumer discretionary stocks--eight percentage points higher than the index's weighting. That overweight position helped performance. We also held a position in health care stocks that was larger than that of the index: 26% of assets, on average, compared to 19% for the index. That allocation hurt performance. We held the Funds' other sector allocations close to the benchmark's weightings.

As of January 31, 2003, the Fund's top five holdings were American Pharmaceutical Partners, Inc. (3.2% of net assets), NetScreen Technologies, Inc. (2.8%), CheckFree Corp. (2.8%), Accredo Health, Inc. (2.6%) and Engineered Support Systems, Inc. (2.5%).++

Q. What is your outlook for the economy and small-cap stocks during the coming months?

A. We believe that capital spending will increase if we see a resolution to the situation with Iraq. Meanwhile, monetary and fiscal policies are stimulative. Those factors should help the economy grow, and should lead to gains in the stock market.

The companies in the Fund's portfolio are growing earnings faster than the market, and their shares are trading at lower price-to-earnings ratios than the market average. We believe those characteristics position the Fund for strong performance during the coming months. What's more, small-cap growth stocks historically have led the market coming out of bear markets. Going forward, we will continue to invest in shares of high-quality small firms that carry strong records of earnings growth.


/1/With the maximum sales charge of 5.50%, the Fund's six month, 1 Year, and Since Inception (3/2/98) average annual total returns for the six months ended January 31, 2003 were -19.89%, -33.48% and -8.82%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

++ The Fund's portfolio composition is subject to change.

   The AmSouth Small Cap Fund is subadvised by Sawgrass Asset Management, LLC, which is paid a fee for its services.

                                             AMSOUTH INTERNATIONAL EQUITY FUND+

Portfolio Managers                                                           [GRAPHIC]

Dimensional Fund Advisors
                                                       PORTFOLIO MANAGER'S PERSPECTIVE
Dimensional Fund Advisors Inc.           "The AmSouth International Equity Fund selects value
(sub-advisor) (DFA) employs a team       stocks whose market capitalization is over $800 million
approach in sub-advising the             and whose book-to-market ratio is in the upper 30% of the
International Equity Fund. The           investment universe for each country. We weight each country
Investment Committee sets policy and     in accordance with MSCI EAFE/1/ country weights. Within a
procedures, and portfolio managers make  country, we generally hold capitalization-weighted positions
daily decisions regarding the Fund.      of all eligible securities. We seek to manage portfolio risk by
Karen Umland, VP and portfolio manager,  investing in a broadly diversified cross section of international
heads the International group and is                                    value stocks."
based in Los Angeles. Other portfolio
managers on the International team are
Robert Fezekas, VP (Los Angeles),
Heather Mathews (Los Angeles), Akbar
Ali (Los Angeles), Garrett Quigley, VP
(London), Raju Jude Kamath, VP
(London), Andrew Cain, VP (Sydney),
Graham Lennon, VP (Sydney), and Steve
Garth (Sydney).

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the six months ended January 31, 2003?

A. The Fund returned -8.64% (Class A Shares at NAV)/1/ for the period. That compared to a return of -9.07% for the Morgan Stanley Capital International EAFE (Europe, Australasia, and Far East) Index/2/.

Q. How did foreign markets perform during the period?

A. The Pacific Rim ex-Japan held up relatively well, declining 0.90%. Europe (ex-the United Kingdom) declined 6.93%. The United Kingdom fell 10.37%. Japan declined 14.47%.*

This Fund tends to have a heavy tilt toward value stocks, which tend to be smaller-capitalization issues than growth stocks. Small cap stocks were relatively poor performers in every region except the Pacific Rim, while value performed relatively poorly in every region except Japan. Nevertheless, value and small-company shares both did well in January, boosting the Fund's relative returns.

Q. How did you manage the Fund in that environment?

A. Dimensional Fund Advisors employs a long-term, value-oriented strategy. We purchase stocks with market capitalizations over $800 million, choosing the 30% of stocks within each market that offer the highest book values relative to their market capitalizations. We will sell stocks after they have appreciated and their book values are no longer high relative to their market capitalizations. That strategy is based on studies that indicate that book value-to-market capitalization and company size are the most important factors influencing stock returns over the long term.

We select stocks based on their individual characteristics rather than on what we believe to be the prospects for their industry or country. That said, we diversify the Fund's assets by keeping the Fund's regional allocations close to those of the benchmark index.

Q. How will you manage the Fund going forward?

A. We do not try to predict the direction of particular markets or industries. Instead, we will keep the Fund's portfolio broadly diversified across the markets represented by the MSCI EAFE Index/2/. We will also continue to invest in stocks with high book values relative to their market capitalizations.


/1/With the maximum sales charge of 5.50%, the Fund's six month, 1 Year, 5 Year and Since Inception (8/18/97) average annual total returns for the six months ended January 31, 2003 were -13.62%, -17.61%, -6.57%, and -6.13%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

+  International investing involves increased risk and volatility.

++ The Fund's portfolio composition is subject to change.

*  MSCI Index returns for each particular region.

   The AmSouth International Equity Fund is subadvised by Dimensional Fund Advisors, Inc., which is paid a fee for its services.

  AMSOUTH BALANCED FUND

PORTFOLIO MANAGERS                                                                     [GRAPHIC]

Tin Y. Chan, CFA, Senior Vice President                          PORTFOLIO MANAGERS' PERSPECTIVE
John P. Boston, CFA, Senior Vice President         "The AmSouth Balanced Fund is a diversified fund that offers
AmSouth Bank                                       investors a simple and easy way to balance their investments
AmSouth Investment Management Company, LLC         in stocks as well as in bonds. Within our equity component,
Tin Chan serves as manager of the AmSouth Value    we follow a value strategy, seeking to buy solid companies at
Fund and as co-manager of the AmSouth Balanced     attractive prices. We also assess market opportunities to
Fund. He also is director of value equity          allocate assets where we feel they have the best prospects
strategies for AmSouth Bank. With more than a                        for risk-adjusted returns."
decade of experience in equity investments and
research, he has had portfolio management
responsibilities for retail and insurance-related
mutual funds. Mr. Chan held positions with
KeyCorp, Allmerica Asset Management and, most
recently, Pioneer Investment Management. He holds
two undergraduate degrees from Cornell University
and earned an MBA from the Graduate School of
Business at the University of Chicago. He is a
member of AIMR and the Boston Security Analysts
Society.
John manages the AmSouth Government Income Fund,
the Limited Term Bond Fund and co-manages the
AmSouth Bond Fund. He has 14 years of experience
as a fixed-income manager. He holds a bachelor's
degree in finance and political science.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the six months ended January 31, 2003?

A. The Fund posted a -0.59% return (Class A Shares at NAV)/1/, during the period. In comparison, the Fund's benchmarks, the S&P 500 Stock Index/2/ and the Lehman Brothers Government/Credit Bond Index/2/ posted total returns of -5.26% and 6.24%, respectively. The Lipper Balanced Funds Average/2/ posted a total return of -1.97%.

Q. What economic and market factors affected the Fund's performance?

A. The period was characterized by weak economic and corporate profit growth, and concerns about the possibility of a war with Iraq. The Fed responded by cutting short-term interest rates by 50 basis points in an effort to boost economic growth. Stocks performed poorly in that environment, although some sectors that had been beaten down in recent years posted relatively strong performance. These sectors included telecommunications services, technology, energy, and health care. The worst performing sectors were industrials, utilities, and consumer staples.

The bond market was supported by declines in interest rates, which fell roughly half a percentage point across the yield curve-- from three months to 30 years. Yields fell during the first three months of the period, and then rose slightly amid a great deal of volatility related to economic uncertainty and the prospect of war with Iraq.

Q. How did you manage the Fund in that environment?

A. The equity portion of the portfolio favored large-company value stocks. In particular, we focused on shares of high-quality dividend-paying firms, which we believe will benefit from President Bush's proposal to eliminate double taxation on dividends. For example, the Fund bought shares of ExxonMobil, which offer an attractive dividend yield, a strong cash stake, and little debt. We reduced the Fund's position in utilities stocks, which performed poorly during most of the period.

We continued to emphasize corporate bonds on the fixed-income side of the portfolio. It seems likely that as the economy rebounds corporate bonds will outperform Treasuries, which will be hampered by growing Federal deficits.

We shortened the duration of the Fund's fixed-income holdings from 4.44 years to 4.29 years, roughly neutral to the market. That reduction reflects the fact that rates have declined, increasing the potential risk in longer-term issues.++

As of January 31, 2003, the Fund's top five stock holdings were Washington Mutual, Inc. (2.2% of net assets), Citigroup, Inc. (1.8%), SYSCO Corp. (1.7%), IBM Corp. (1.6%) and McGraw Hill Companies, Inc. (1.6%).++

As of January 31, 2003, the fixed-income securities within the Fund maintained an average credit quality of AAA, with an average maturity of 7.15 years. Approximately 52.3% of the Fund's net assets were invested in equities, with 47% in fixed-income securities.++

Q. What is your outlook going forward?

A. Economic growth and capital spending will likely remain weak until the current uncertainty about a war with Iraq is resolved. Consumer spending also could deteriorate in that environment. We will position the equity portion of the portfolio defensively by favoring high-quality companies in sectors such as energy and basic materials, and by underweighting consumer stocks. We will also continue to invest in companies that pay strong and steady dividends. These firms are likely to perform relatively well in a weak economic environment, and should benefit from the President's tax-cut proposal.


/1/With the maximum sales charge of 5.50%, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2003 were -6.02%, -13.34%, 2.49%, and 7.62%, respectively, for Class A
   Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

++ The Fund's portfolio composition is subject to change.

                                                   AMSOUTH STRATEGIC PORTFOLIOS

AGGRESSIVE GROWTH                                                            [GRAPHIC]
GROWTH
GROWTH and INCOME                                      PORTFOLIO MANAGERS' PERSPECTIVE
MODERATE GROWTH and INCOME               The Funds seek to provide investors with the potential to
                                         achieve a variety of long- and short-term goals, commensurate
The AmSouth Strategic Portfolios are     with investors' specific time horizons and tolerance for risk.
managed by a team of AmSouth investment  Each of the four Strategic Portfolios invests in a combination
managers, including both equity and      of underlying mutual funds from the AmSouth Fund Family.
fixed-income specialists, with more      Based on each Portfolio's asset-allocation target, the
than 40 years of combined investment     managers periodically rebalance stock, bond and money-
management experience.                   market holdings--based on analysis of economic and
                                                                        market trends.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Funds perform during the period?

A. For the six months ended January 31, 2003, the Funds' total returns, benchmark returns and other comparative returns were as follows:

AmSouth Aggressive Growth Portfolio
(Class A Shares at NAV)/1/: -4.69%
S&P 500 Stock Index/2/: -5.26%
S&P 1500 Stock Index/2/: -5.20%
Merrill Lynch Government/Corporate Master Index/2/: 6.00%
MSCI EAFE(R) Index/2/: -9.07%
Lipper Multi-Cap Core Funds Average/2/: -5.37%

AmSouth Growth Portfolio
(Class A Shares at NAV)/1/: -1.87%
S&P 500 Stock Index/2/: -5.26%
S&P 1500 Stock Index/2/: -5.20%
Merrill Lynch Government/Corporate Master Index/2/: 6.00%
MSCI EAFE(R) Index/2/: -9.07%
Lipper Multi-Cap Growth Funds Average/2/: -4.71%

AmSouth Growth and Income Portfolio
(Class A Shares at NAV)/1/: -0.51%
S&P 500 Stock Index/2/: -5.26%
S&P 1500 Stock Index/2/: -5.20%
Merrill Lynch Government/Corporate Master Index/2/: 6.00%
MSCI EAFE(R) Index/2/: -9.07%
Lipper Large Cap Value Funds Average/2/: -6.01%

AmSouth Moderate Growth and Income Portfolio
(Class A Shares at NAV)/1/: 0.73%

S&P 500 Stock Index/2/: -5.26%
S&P 1500 Stock Index/2/: -5.20%
Merrill Lynch Government/Corporate Master Index/2/: 6.00%
MSCI EAFE(R) Index/2/: -9.07%
Lipper Flexible Portfolio Funds Average/2/: -2.25%

Q. What factors affected the Funds' performance?

A. The stock market was very volatile. Share prices declined at the beginning of the period, as corporate accounting scandals caused investors to worry about the reliability of corporate financial reporting. Those worries were eased on August 14, when the country's largest corporations were required to provide guaranteed financial reports, and stocks subsequently rebounded. September saw the market retrench, as corporate profit warnings led investors to sell stocks. However, the actual earnings announcements proved stronger than investors had expected, spurring strong gains during October and November. Geopolitical tensions with Iraq and North Korea led to market declines during December and January. Bonds outperformed stocks during the six-month period.

Q. How did you manage the Portfolios in that environment?

A. Immediately prior to the period end, we had increased the equity exposure of each Portfolio by five percentage points. We maintained that exposure during the period. As of January 31, 2003, the Portfolios' assets were allocated as follows:++

Aggressive Growth: 95% stocks, 4% bonds, 1% money market.
Growth: 70% stocks, 29% bonds, 1% money market.
Growth & Income: 55% stocks, 44% bonds, 1% money market.
Moderate Growth & Income: 45% stocks, 54% bonds, 1% money market.++

That strategy benefited the Portfolios during August, October, and November, but hurt returns during September, December and January. The Portfolios benefited from their bond holdings, which helped them outperform the broad stock market. Bonds' superior performance was the reason the most conservative Portfolio provided the strongest returns.

Q. What is your outlook for the economy and the stock market?

A. We believe that the economy and stock market will remain weak until the current geopolitical crises are resolved. That said, business spending has finally begun to pick up, and monetary and fiscal policy remain highly stimulative. We believe those factors could lead to a solid economic and stock market recovery when international tensions are resolved.

We expect stocks to outperform bonds going forward. Bonds yields are very low by historical levels, while stock prices are attractive following the three-year bear market--the longest bear market since the 1930s. Barring any significant unforeseen events, we will maintain the Portfolios' current equity and bond allocations in that environment.



/1/With the maximum sales charge of 5.50%, the six-month, one-year and since inception average annual total returns for Class A Shares the six months ended January 31, 2003 were -9.93%, -27.30%, -6.07%, respectively, for the Aggressive Growth Portfolio; -7.25%, -19.09%, -4.53%, respectively, for the Growth Portfolio; -5.93%, -14.23%, -2.17%, respectively, for the Growth and Income Portfolio; and -4.82%, -12.11% and -0.63%, respectively, for the Moderate Growth and Income Portfolio. The returns quoted assume reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

++ The Fund's portfolio composition is subject to change.

  AMSOUTH GOVERNMENT INCOME FUND

PORTFOLIO MANAGERS                                                                        [GRAPHIC]

John P. Boston, CFA, Senior Vice President
John Mark McKenzie, Senior Vice President                           PORTFOLIO MANAGERS' PERSPECTIVE
AmSouth Bank                                       "The AmSouth Government Income Fund is more suitable
                                                   for investors who seek income but also demand the safety
The AmSouth Government Income Fund is co-managed   of U.S. government securities.  Although we attempt to
by John Boston, CFA, and John Mark McKenzie. John  consistently generate a high level of income, investors should
Boston also manages the AmSouth Limited Term Bond  be aware that yields and principal values vary and that the
Fund, and co-manages the AmSouth Bond Fund. He      Fund is not guaranteed by the U.S. government."
has 14 years of experience as a fixed-income
manager. He holds a bachelor's degree in finance
and political science and is a Chartered
Financial Analyst.

John Mark McKenzie has been in investment management since 1981. In addition to co-managing the AmSouth Government Income Fund, he manages the AmSouth Money Market Funds: the U.S.
Treasury, Treasury Reserve, Prime, Institutional
Prime Obligations and Tax Exempt. He holds a bachelor's degree in banking and finance from the University of Mississippi, and earned a law degree from the University of Mississippi School of Law.

                                    [GRAPHIC]

                                      Q&A


Q. How did the Fund perform during the six months ended January 31, 2003?

A. The Fund returned 3.67% (Class A Shares at NAV)/1/ for the period. In comparison, the Fund's benchmark, the Lehman Brothers Mortgage Index/2/ produced a 3.13% return. The Lipper U.S. Mortgage Average/2/ produced a 2.84% return.

Q. What was the environment like in the economy and bond markets during the period?

A. The economy grew slowly during much of the period, due to factors such as low capital spending and concerns about tensions with Iraq and North Korea. The Fed lowered interest rates in November from 1.75% to 1.25% in an effort to stimulate the economy. Meanwhile, many investors pulled money out of the volatile stock market and instead invested in relatively stable fixed-income securities.

Bond yields declined in that environment. Yields on short-, intermediate- and long- term securities fell roughly equivalent amounts: The yield on the 30-day Treasury Bill declined 0.54 percentage points; the yield on the five-year Treasury Note fell 0.51 percentage points; and the yield on the 10-year Treasury Bond declined 0.49 percentage points.

Q. How did you position the Fund in that environment?

A. We maintained a duration and average maturity slightly longer than those of the Lipper U.S. Mortgage Average. That strategy helped capture additional yield for shareholders, contributing to the Fund's out-performance. The Funds' effective average maturity and duration as of January 31, 2003 were 3.61 years and 2.59 years, respectively.++

We did not significantly change the Fund's sector allocations during the period. We maintained a well-diversified portfolio, with 2% of net assets in cash, 17% in Treasuries, 37% in mortgage-backed securities and 43% in agency issues. The Fund's relatively low cash position helped us to maximize shareholders' short-term income.++

We also merged the former AmSouth Limited Term U.S. Government Income Fund into the Government Income Fund during the period. That transition went smoothly, with no adverse effects on the Government Income Fund's duration or holdings.

Q. What is your outlook for the government bond markets during the coming months?

A. We believe that the economy is poised to recover. That environment could lead to rising interest rates and declining prices for fixed-income securities, especially given the low yields currently offered by most fixed-income instruments. We will continue to manage the Fund with an eye toward capturing current income for shareholders without taking undue risks.


/1/With the maximum sales charge of 4.00%, the Fund's six month, 1 Year, 5 Year and Since Inception (10/1/93) average annual total returns for the six months ended January 31, 2003 were -0.50%, 3.66%, 5.65% and 6.01%, respectively, for Class A Shares. The quoted returns assume the reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

++ The Fund's portfolio composition is subject to change.

                                                 AMSOUTH LIMITED TERM BOND FUND

PORTFOLIO MANAGER                                             [GRAPHIC]

John P. Boston, CFA
Senior Vice President                PORTFOLIO MANAGER'S PERSPECTIVE
AmSouth Bank              "The AmSouth Limited Term Bond Fund was designed to
AmSouth Investment        fill the gap between money market funds and long-term
Management Company, LLC   bond funds. For investors looking for a diversified bond fund, this Fund represents the first step out on the 'risk/return'
John manages the AmSouth         spectrum from the money market arena."
Limited Term Bond Fund
and co-manages the
AmSouth Government
Income Fund and the
AmSouth Bond Fund. He
has 14 years of
experience as a
fixed-income manager. He
holds a bachelor's
degree in finance and
political science and is
a Chartered Financial
Analyst.

                                    [GRAPHIC]

                                      Q&A


Q. How did the Fund perform during the six months ended January 31, 2003?

A. The Fund's total return for the period ended was 2.61% (Class A Shares at NAV)/1/. In comparison, the Fund's benchmark, the Merrill Lynch 1-5-Year Government/Corporate Bond Index/2 /gained 3.56%. The Lipper Short Intermediate Investment Grade Debt Funds Average/2/ gained 3.61%.

Q. What were the conditions like in the economy and the bond market during the period?

A. Interest rates fell roughly half a percentage point across the yield curve, from three months to 30 years. Yields fell during the first three months of the period, then rose slightly later in the period amid volatility related to economic uncertainty and the prospect of war with Iraq. The Federal Reserve Board lowered interest rates 50 basis points in November--the 12/th/ rate cut during the current cycle--in response to weak fourth-quarter GDP/2/ growth.

Q. How did you manage the Fund in that environment?

A. This Fund is designed to generate slightly higher yields and long-term returns than money funds can provide, while avoiding the risks in long-term bonds. We tend to emphasize the corporate sector, which accounted for 75% of the Fund's assets at the start of the period and 67% at the end.++

Corporate securities help boost shareholders' income and also allow us to take advantage of opportunities when individual issues are undervalued. The Fund's overweight position in corporate issues during the period also reflected our belief that corporate profits will rebound, bringing an improvement in corporate credit quality. Meanwhile, corporate bonds are paying unusually high yields relative to Treasuries--and Treasury bond prices may suffer from the government's need to finance rising deficits.

We allowed the Fund's duration to shorten from 2.0 years to 1.85 years during the period, as interest rates declined and made long-term issues less appealing.++

Q. What is your outlook for the bond market and economy during the next several months?

A. It seems unlikely that bond prices will rise significantly from year-end levels. Such progress would require a period of deflation and new lows in the stock market--and neither outcome seems likely, since central banks around the globe are committed to preventing deflation. Treasury securities also will suffer from upward revisions to the near-term outlook for the federal budget deficit. Yields also will rise if investors begin to shift money to stocks.

It also seems likely that economic growth will boost yields, especially for short- and intermediate-term securities. We will maintain a relatively neutral exposure to interest rate fluctuations in that environment, and will maintain the portfolio's high credit quality.

/1/With the maximum sales charge of 4.0%, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2003 were -1.53%, 2.13%, 5.09% and 5.33%, respectively, for Class A
   Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

++The Fund's portfolio composition is subject to change.

  AMSOUTH BOND FUND

PORTFOLIO MANAGERS                                                                     [GRAPHIC]

Brian B. Sullivan, CFA, Chief Fixed Income Officer            PORTFOLIO MANAGER'S PERSPECTIVE
John P. Boston, CFA, Senior Vice President         "The AmSouth Bond Fund seeks to take advantage of
AmSouth Bank                                       changes in relative values in the bond market to pursue
AmSouth Investment Management Company, LLC         strong returns. We begin with a study of the economic,
                                                   political and financial terrain to determine an outlook for
The AmSouth Bond Fund is co-managed by Brian       the various sectors of the bond market. From this outlook
Sullivan, CFA, and John Boston, CFA. Brian has     the relative value of longer or shorter bonds, corporate
more than 17 years of fixed-income investment      or Government bonds, and callable or non-callable bonds
management experience and holds an M.B.A. in       is determined. Through the active use of high-quality
finance and a bachelor's degree in economics.      investments, we strive to obtain excellent long-term returns."
John has 14 years of investment experience as a
fixed-income manager. He holds a bachelor's
degree in finance and political science.


                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the six-months ended January 31, 2003?

A. The Fund returned 4.60% (Class A Shares at NAV)/1/ during the period. The Fund's benchmark, the Lehman Brothers Government/Credit Bond Index returned 6.24%. The Lipper Corporate Debt Funds A Rated Average, returned 5.19%.

Q. What were conditions in the economy and the bond market during the six-month period?

A. Interest rates during the period fell roughly half a percentage point lower across the yield curve--from three months to 30 years. Yields fell during the first three months of the period, then rose later in the period amid a great deal of volatility related to economic uncertainty and the prospect of war with Iraq. The Fed lowered interest rates 50 basis points in November--the 12th rate cut during the current cycle--in response to weak fourth-quarter GDP/2/ growth. Lower-quality corporate issues performed poorly early in the period but rebounded sharply to lead the market.

Q. How did you structure the Fund's portfolio to address those conditions?

A. We made only subtle changes to the portfolio. This Fund does not invest in bonds with ratings below A, so it did not benefit from the run-up in high-yield corporate bonds. It did benefit from the rise in higher-quality corporates, because we continued to emphasize the corporate sector. Such issues amounted to 59% of the portfolio at the beginning of August and 56% at the end of January. The mix in other sectors also was relatively stable: Treasuries went from 19% to 21%, agency issues stayed at 14% and mortgage-backed securities fell from 8% to 6%.++

We shortened the portfolio duration slightly, from 5.7 years to 4.9 years, reflecting the decline in interest rates. We also reduced the Fund's investment in intermediate-term securities, from about 45% to 36% of assets. Those moves left the fund in a relatively neutral position relative to the Fund's benchmark.++

Q. What is your outlook for the bond market and economy during the next several months?

The Fund's overweight position in corporate issues reflects our belief that corporate profits will rebound, bringing an improvement in corporate credit quality. Meanwhile, corporate bonds are paying unusually high yields relative to Treasuries--and Treasury bond prices may suffer from the government's need to finance rising deficits.

We will maintain a relatively neutral exposure to interest rate fluctuations. It seems likely that economic growth will boost yields, especially for short- and intermediate-term securities. A rebound in the stock market also could draw investors away from bonds, putting a damper on fixed-income returns.


/1/With the maximum sales charge of 4.00%, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2003 were 0.38%, 5.59%, 6.01% and 6.47%, respectively, for Class A
   Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

++ The Fund's portfolio composition is subject to change.

                                                   AMSOUTH MUNICIPAL BOND FUND+

PORTFOLIO MANAGER                                                                      [GRAPHIC]

Dorothy E. Thomas, CFA
Senior Vice President                                         PORTFOLIO MANAGER'S PERSPECTIVE
AmSouth Bank                                       "With the AmSouth Municipal Bond Fund, we concentrate
AmSouth Investment Management Company, LLC         on high-quality municipal bonds--those in the top three
                                                   rating classes, or of comparable quality.  As with other
Dorothy has more than 20 years of experience as    AmSouth bond funds, we strive to achieve strong returns by
an investment portfolio manager. She holds a       taking advantage of anticipated changes in interest rates."
M.B.A and a B.A. in economics. She also serves as
manager of tax-exempt, fixed-income investments.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the six-months ended January 31, 2003?

A. The Fund returned 2.75% (Class A Shares at NAV)/1/ for the period. In comparison, the Fund's benchmark, the Merrill Lynch 1-12 Year Municipal Bond Index/2/ gained 2.82%. The Lipper General Municipal Bond Average/2/ gained 2.14%.

As of January 31, 2003, the Fund's 30-day SEC yield was 1.63%. For investors in the 38.6% federal income tax bracket, that is equivalent to a taxable yield of 2.65%. Shareholders who are residents of Alabama could realize a higher taxable-equivalent yield. The yield percentage is annualized.

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). The Fund's average maturity was 4.71 years as of January 31, 2003.

Q. What were conditions like in the municipal bond market?

A. Economic growth was weak, as rising oil prices and fears about a conflict with Iraq created uncertainty that dampened corporate spending and consumer confidence. The Federal Reserve Board cut interest rates by 50 basis points during the period, to 1.25%, in an effort to spark the economy. Bond yields fell in that environment. The period also was notable for President Bush's proposed tax agenda, which includes eliminating federal taxes on dividends and instituting tax-free lifetime savings accounts. Both of these initiatives could potentially erode muni bonds' tax-free benefits and reduce investor demand for these issues.

Municipal bonds delivered strong performance during the period, but underperformed comparable taxable fixed-income securities. Nervous investors preferred the safety of securities issued by the U.S. Treasury and government agencies. The municipal bond market also experienced an extremely strong supply of new issues, which forced issuers to offer relatively high yields in order to attract investors. As a result, muni yields did not fall as far as taxable bond yields.

Q. How did you manage the Fund in that environment?

A. We maintained a defensive strategy. The average maturity of the Fund's portfolio was shorter than that of its benchmark index throughout the period, in order to protect the Fund against rising interest rates that will accompany a strengthening economy. That strategy dampened performance somewhat as rates fell during the period. We also favored bonds with strong credit ratings because the weak economy is placing increased fiscal stress on state and local governments. This approach benefited the Fund's performance, as investors favored high-quality issues in the uncertain environment.

Q. What's your outlook going forward?

A. Bond yields have fallen to extremely low levels, and it is unlikely that they will decline much further. The greater likelihood at this point is that yields will begin climbing as the economy improves. The supply of new issues in the municipal bond market has remained heavy, as falling tax revenues have forced municipalities to borrow money to pay for expenditures. If supply continues to be heavy, muni bonds likely will continue to underperform taxable issues. Also, we believe municipal issuers will continue to experience revenue shortfalls for the rest of 2003. It often takes some time for economic downturns to affect municipalities, whose tax revenues are based on the economic activity of the prior year.

In that environment, we will maintain the Fund's relatively short average maturity in order to protect against the risk of rising interest rates. We also will favor municipal bonds with strong credit ratings as state and local governments continue to address their budget problems. And we will carefully monitor the development of President Bush's proposed tax plan and assess its potential effect on municipal securities.

/1/With the maximum sales charge of 4.00%, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2003 were -1.33%, 2.57%, 3.98% and 4.48%, respectively, for Class A
   Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

++ The Fund's portfolio composition is subject to change.

  AMSOUTH FLORIDA TAX-EXEMPT FUND+

Portfolio Manager                                                                      [GRAPHIC]

Dorothy E. Thomas, CFA
Senior Vice President                                         PORTFOLIO MANAGER'S PERSPECTIVE
AmSouth Bank                                       "The AmSouth Florida Tax-Exempt Fund has a portfolio
AmSouth Investment Management Company, LLC         of high-quality issues in a fast-growing state with a strong economic base. Interest on the bonds is exempt from both
Dorothy has more than 20 years of experience as    Federal income tax and the Florida intangibles tax. This
an investment portfolio manager. She holds a       portfolio is managed to benefit from anticipated interest rate
M.B.A. and a B.A. in economics. She also serves                                          moves."
as manager of tax-exempt, fixed-income
investments.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the six-months ended January 31, 2003?

A. The Fund's total return during the six-month period ended January 31, 2003 was 2.63% (Class A Shares at NAV)/1/. In comparison, the Fund's benchmark, the Merrill Lynch 1-12 Year Municipal Bond Index/2/ gained 2.82%. The Lipper Florida Intermediate Municipal Debt Funds Average/2/ returned 2.10% respectively.

It is also important to recognize income yield to shareholders. As of January 31, 2003, the Fund's 30-day SEC yield was 1.80%. For investors in the 38.6% federal income tax bracket, that is equivalent to a taxable yield of 2.93%. Shareholders who are residents of Florida could realize a higher taxable-equivalent yield. The yield percentage is annualized.

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). The Fund's average maturity was 4.98 years as of January 31, 2003.++

Q. What was the environment like for municipal bond investors?

A. Investors experienced a very uncertain environment. Economic growth, while positive, was relatively weak. Concerns about the potential for a war with Iraq and other geopolitical issues, as well as rising oil prices, hurt consumer confidence and capital spending by U.S. corporations. Florida's economy, which is heavily dependent on tourism, has been hit especially hard by the economic downturn. The weak economy prompted the Fed to reduce short-term interest rates by 50 basis points in an attempt to spur economic growth. During the period, President Bush outlined a plan to eliminate federal taxes on dividends and introduce tax-free lifetime savings plans. Municipal bond investors worried that these developments could reduce the tax advantages of municipal bonds and hurt demand for these securities.

Bond yields fell during the period, as economic uncertainty and stock market volatility caused investors to favor the relative safety of fixed-income investments. Municipal bonds performed well, but underperformed comparable taxable bonds as nervous investors preferred debt issued by the federal government. Furthermore, the supply of new issues in the municipal bond market was extremely heavy. That forced issuers to offer relatively high yields in order to attract investors.

Q. What was your strategy for the Fund in that environment?

A. We positioned the Fund defensively by maintaining a shorter average maturity than that of the Fund's benchmark. Although that approach dampened performance as interest rates fell during the period, we believe this strategy will help to protect the Fund as economic growth improves and interest rates start rising.

The Fund benefited from our focus on high-quality bonds from issuers with strong credit ratings. Many state and local governments are just now feeling the effects of the weak economy on their tax revenues and overall fiscal health, which makes credit analysis especially important. We did not feel the additional yield on lower-rated issues was enough to compensate for their risk in the uncertain environment.

Q. What's your outlook for the coming months?

A. We expect continued uncertainty until the issue of a war with Iraq is resolved. However, bond yields are now at extremely low levels and are not likely to fall much further. We believe that yields could climb if we see signs of a stronger economic recovery. Therefore, the Fund's average maturity will remain shorter than that of its index in anticipation of higher rates.

Municipal issuers probably will continue to suffer from reduced revenues. It often takes some time for economic downturns to impact municipal issuers, whose tax revenues are based on economic activity of the prior year. Florida's tourism-heavy economy may take longer than others to recover, which could increase the risk of Florida bond issues underperforming. In that environment, we will maintain our focus on municipal bonds with strong credit ratings. We also will carefully follow the progress of the Bush tax plan and its potential effect on demand for municipal bonds.


/1/With the maximum sales charge of 4.00%, the Fund's six month, 1 Year, 5 Year and Since Inception (9/30/94) average annual total returns for the six months ended January 31, 2003 were -1.48%, 2.41%, 3.94% and 4.83%, respectively, for Class A Shares. The returns quoted assume reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

++ The Fund's portfolio composition is subject to change.

                                             AMSOUTH TENNESSEE TAX-EXEMPT FUND+

PORTFOLIO MANAGER                                                       [GRAPHIC]

Dorothy E. Thomas, CFA
Senior Vice President                          PORTFOLIO MANAGER'S PERSPECTIVE
AmSouth Bank                        "The AmSouth Tennessee Tax-Exempt Fund generates
AmSouth Investment Management       income that is exempt from both Federal and the state of
Company, LLC                        Tennessee income tax.  The Fund only invests in securities in the top three rating classes, or of comparable quality.  As
Dorothy has more than 20 years of   with the other AmSouth bond funds, we strive to enhance
experience as an investment         long-term performance by capitalizing on anticipated changes
portfolio manager. She holds a                                in interest rates."
M.B.A. and a B.A. in economics.
She also serves as manager of
tax-exempt, fixed-income
investments.

                                    [GRAPHIC]

                                      Q&A


Q. How did the Fund perform during the six-months ended January 31, 2003?

A. The Fund delivered a 2.29% total return (Class A Shares at NAV)/1/ for the period. In comparison, the Fund's benchmark, the Merrill Lynch 1-12-Year Municipal Bond Index/2/ gained 2.82%. The Lipper Other States Intermediate Municipal Debt Funds Average/2/ gained 2.27%.

It is also important to recognize income yield to shareholders. The Fund's annualized 30-day SEC yield was 1.50% as of January 31, 2003. For investors in the 38.6% federal income tax bracket, that is equivalent to a taxable annualized yield of 2.44%. Shareholders who are residents of Tennessee could realize a higher taxable-equivalent yield.

We achieved the Fund's objectives while maintaining an average credit quality of AA+ (as rated by Standard & Poor's). The Fund's average maturity as of January 31, 2003 was 4.89 years.++

Q. What factors affected the Fund's performance during the period?

A. The period was characterized by weak economic growth and considerable uncertainty among investors and consumers due to rising oil prices, fears of a possible war with Iraq and other geopolitical issues. The Fed reduced short-term interest rates to 1.25%--the lowest level in more than 40 years--in an effort to strengthen the economy. The period also was notable for proposals by President Bush to eliminate federal taxes on dividends and to offer tax-free lifetime savings plans. These proposals, if passed by Congress, could reduce the tax advantages of municipal bonds and weaken demand for these securities.

Bond yields fell during the period, spurred by the Fed's rate cuts and by nervous equity investors shifting assets into fixed-income securities. Municipal bonds performed well, but underperformed comparable taxable bonds as investors favored the relative safety of bonds issued by the Federal government. Furthermore, an extremely strong supply of new muni issues meant that bond issuers were forced to offer relatively high yields to attract investors.

Q. How did you manage the Fund to address those conditions?

A. The Fund's average maturity during the period was shorter than that of its benchmark index. We believe that interest rates will eventually begin to rise as the economy shows signs of greater strength, and we wish to protect the Fund against rising rates. That strategy hurt performance somewhat, because longer-term bonds benefited most from falling interest rates.

We also focused on municipal issues with strong credit ratings. Because tax revenues are based on economic activity during the prior year, many state and local governments (including those in Tennessee) are just now beginning to feel the full effect of the weak economy. In that environment, the extra yield available on lower-rated issues was not sufficient to compensate for the additional risk on those bonds.

We also merged the former AmSouth Limited Term Tennessee Tax-Exempt Fund into the AmSouth Tennessee Tax-Exempt Fund during the period. That transition went smoothly, with no adverse effects on the AmSouth Tennessee Tax-Exempt Fund's duration or holdings.

Q. What is your outlook for the municipal market?

A. A resolution of the crisis with Iraq will likely help the economy gain strength. Bond yields are now at extremely low levels, and will begin to rise as the economy shows sustained signs of improvement. Meanwhile, municipal issuers in Tennessee will continue to experience reduced revenues and other strains on their budgets. This condition should keep the supply of new issues high during the coming months.

We will maintain the Fund's relatively short average maturity to reduce the risk associated with rising interest rates. We also will maintain our focus on municipal bonds with strong credit ratings, given the budgetary problems among state and local governments. And we will continue to evaluate the potential effects that the President's tax plan will have on demand for municipal securities.



/1/With the maximum sales charge of 4.00%, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the six months ended January 31, 2003 were -1.78%, 2.22%, 3.10% and 3.73%, respectively, for Class A
   Shares. The quoted returns assume reinvestment of dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/2/See Glossary of Terms for additional information.

+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

++ The Fund's portfolio composition is subject to change.

  THE AMSOUTH MONEY MARKET FUNDS

PORTFOLIO MANAGER
                                                             Prime, Institutional Prime Obligations and Tax Exempt . He
John Mark McKenzie, Senior Vice President                    holds a bachelors' degree in banking and finance from the
AmSouth Bank                                                 University of Mississippi, and earned a law degree from the
AmSouth Investment Management Company, LLC.                  University of Mississippi School of Law.

John Mark has been in investment management since 1981. In addition to managing the AmSouth Government Income Fund, he co-manages the AmSouth Money Market Funds: the U.S.
Treasury, Treasury Reserve,

                                    [GRAPHIC]

                                      Q&A


Q. What factors affected the performance of the Money Market Funds during the six-months ended January 31, 2003?

A. Yields on fixed-income securities declined during the period, with yields falling about 0.5 percentage points on short-, intermediate- and long-term securities. One major reason for falling yields was the Fed's November decision to cut short-term interest rates from 1.75% to 1.25%. Yields also fell as investors shifted money from the volatile stock market into relatively stable fixed-income securities.

Many corporations took advantage of low rates on long-term bonds to refinance their debt. That trend, along with the effects of mergers and credit downgrades, led to less issuance of short-term commercial paper. The shortage at times made it difficult to find top-rated commercial paper in which to invest.

Q. How did you manage the Funds in that environment?

A. We did not make major changes to the Funds during the period. We did slightly extend the Funds' average maturities to capture additional yield and to more closely align the Funds with their benchmarks. We maintained sector allocations close to the level they began the period, with the exception of slightly increasing exposure to agency discount notes. We continued to emphasize current income and high-quality securities.

Q. What is your outlook for the money markets?

A. We believe the economy is poised to recover. Such an environment is likely to lead to higher interest rates. Investors may pull money out of money markets to invest in equities if the stock market shows signs of strength, potentially pushing up yields. We will continue to focus on capturing current income offered by high-quality securities.

.. As of January 31, 2003, the Prime Obligations Fund's average maturity was 51 days, compared to 31 days on July 31, 2002, and 49 days on January 31, 2002.*

.. As of January 31, 2003, the U.S. Treasury Fund's average maturity was 55 days, compared to 49 days on July 31, 2002, and 55 days on January 31, 2002.*

.. As of January 31, 2003, the Tax-Exempt Fund's average maturity was 51 days, compared to 65 days on July 31, 2002, and 30 days on January 31, 2002.*

.. As of January 31, 2003, the Treasury Reserve Fund's average maturity was 47 days, compared to 35 days on July 31, 2002, and 50 days on January 31, 2002.*

.. As of January 31, 2003, the Institutional Prime Obligations Fund's average maturity was 55 days, compared to 31 days on July 31, 2002, and 45 days on January 31, 2002.*

 +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

++The composition of the Fund's holdings is subject to change.

 Investments in the Prime, the U.S. Treasury, the Tax-Exempt, the Treasury Reserve and the Institutional Prime Obligations Money Market Funds are neither insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                                     VALUE FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                    Shares    Value
                                                   --------- --------
           COMMON STOCKS (92.0%)
           Aerospace/Defense (1.4%)
           General Dynamics Corp..................    10,000 $    661
           Raytheon Co............................   225,000    6,771
                                                             --------
                                                                7,432
                                                             --------
           Automotive (0.5%)
           Dana Corp..............................   250,000    2,693
           Ford Motor Co..........................     4,294       39
                                                             --------
                                                                2,732
                                                             --------
           Banking (3.3%)
           Bank of America Corp...................   216,684   15,178
           SunTrust Banks, Inc....................    50,000    2,833
                                                             --------
                                                               18,011
                                                             --------
           Business Services (4.1%)
           MPS Group, Inc. (b).................... 2,375,700   13,684
           Omnicom Group, Inc.....................     7,400      446
           Reynolds & Reynolds Co., Class A.......   325,000    8,086
                                                             --------
                                                               22,216
                                                             --------
           Chemicals -- Specialty (2.1%)
           Dow Chemical Co........................   157,800    4,586
           Engelhard Corp.........................   278,600    5,770
           Monsanto Co............................    58,760    1,037
                                                             --------
                                                               11,393
                                                             --------
           Computer Hardware (2.5%)
           Gateway, Inc. (b)...................... 1,300,000    3,406
           Hewlett-Packard Co.....................   369,000    6,424
           IBM Corp...............................    50,000    3,912
                                                             --------
                                                               13,742
                                                             --------
           Computer Software & Services (1.7%)
           Computer Associates International, Inc.   510,000    6,819
           Enterasys Networks, Inc. (b)........... 1,455,000    2,488
                                                             --------
                                                                9,307
                                                             --------
           Diversified Manufacturing (0.5%)
           General Electric Co....................    52,100    1,206
           Illinois Tool Works, Inc...............    20,850    1,268
                                                             --------
                                                                2,474
                                                             --------
           Electrical & Electronic (3.0%)
           Avnet, Inc. (b)........................   230,000    2,390
           Solectron Corp. (b).................... 3,900,000   14,001
                                                             --------
                                                               16,391
                                                             --------
           Financial Services (9.9%)
           American Express Co....................    53,100    1,887
           CIT Group, Inc.........................   700,000   13,930
           Citigroup, Inc.........................   290,100    9,974
           Goldman Sachs Group, Inc...............    15,100    1,028
           J.P. Morgan Chase & Co.................   360,000    8,402
           Lehman Brothers Holdings, Inc..........    19,300    1,052
           Lennar Corp............................    24,600    1,325
           MBIA, Inc..............................    22,500      922
           Washington Mutual, Inc.................   450,000   15,503
                                                             --------
                                                               54,023
                                                             --------

                                   Continued

                                                 Shares    Value
                                                --------- --------
             COMMON STOCKS, continued
             Forest & Paper Products (7.2%)
             Georgia-Pacific Corp..............   691,700 $ 10,638
             International Paper Co............   200,000    7,140
             MeadWestvaco Corp.................   560,000   13,468
             Weyerhaeuser Co...................   175,000    8,409
                                                          --------
                                                            39,655
                                                          --------
             Health Care (1.6%)
             HEALTHSOUTH Corp. (b)............. 2,250,000    8,618
                                                          --------
             Hotels & Lodging (2.3%)
             Hilton Hotels Corp................ 1,060,000   12,413
                                                          --------
             Insurance (12.9%)
             ACE Ltd...........................   550,000   16,197
             American International Group, Inc.    20,100    1,088
             Chubb Corp........................   275,000   14,773
             Marsh & McLennan Cos., Inc........   114,000    4,860
             MetLife, Inc......................   100,000    2,677
             MGIC Investment Corp..............   250,000   10,783
             St. Paul Cos., Inc................   605,000   19,746
             Travelers Property Casualty Corp.,
              Class A (b)......................    10,801      175
             Travelers Property Casualty Corp.,
              Class B (b)......................    22,191      361
                                                          --------
                                                            70,660
                                                          --------
             Metals & Mining (0.1%)
             Alcoa, Inc........................    21,000      415
                                                          --------
             Multimedia (1.2%)
             AOL Time Warner, Inc. (b).........   550,000    6,413
                                                          --------
             Oil & Gas Exploration, Production, &
              Services (16.6%)
             Anadarko Petroleum Corp...........   120,000    5,533
             Apache Corp.......................    20,322    1,268
             Burlington Resources, Inc.........    70,000    3,087
             ChevronTexaco Corp................   127,151    8,189
             El Paso Corp...................... 1,100,000    9,284
             Exxon Mobil Corp..................    47,186    1,611
             Kerr-McGee Corp...................   170,000    7,101
             Marathon Oil Corp.................   551,600   11,528
             Noble Energy, Inc.................   300,000   10,710
             Royal Dutch Petroleum Co..........    22,200      930
             Sunoco, Inc.......................   500,000   15,660
             Valero Energy Corp................   485,367   16,691
                                                          --------
                                                            91,592
                                                          --------
             Pharmaceuticals (3.3%)
             Bristol-Myers Squibb Co...........   550,000   12,975
             Schering-Plough Corp..............   275,000    4,980
                                                          --------
                                                            17,955
                                                          --------
             Retail (2.9%)
             CVS Corp..........................   200,000    4,524
             Kroger Co. (b)....................   220,000    3,320
             Limited Brands....................   300,000    3,777
             Mattel, Inc.......................    50,000    1,000

                                   Continued

 VALUE FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                    Shares    Value
                                                   --------- --------
          COMMON STOCKS, continued
          Retail, continued
          May Department Stores Co................   100,000 $  2,050
          Outback Steakhouse, Inc.................    42,000    1,371
                                                             --------
                                                               16,042
                                                             --------
          Telecommunications -- Equipment (2.0%)
          Harris Corp.............................   230,000    7,176
          Lucent Technologies, Inc. (b)........... 2,140,000    3,980
                                                             --------
                                                               11,156
                                                             --------
          Telecommunications -- Wireless (0.1%)
          AT&T Wireless Services, Inc. (b)........   100,000      607
                                                             --------
          Travel (3.5%)
          Carnival Corp...........................   212,000    5,109
          Cendant Corp. (b)....................... 1,250,000   13,850
                                                             --------
                                                               18,959
                                                             --------
          Utilities -- Electric & Gas (4.7%)
          CenterPoint Energy, Inc................. 1,425,000    9,932
          Constellation Energy Group..............    98,200    2,715
          Duke Energy Corp........................   225,000    3,832
          FPL Group, Inc., CVT. PFD.,
           8.50%, 2/16/05.........................    38,000    2,068
          Texas Genco Holdings, Inc. (b)..........    71,250    1,073
          TXU Corp................................   345,000    6,331
                                                             --------
                                                               25,951
                                                             --------
          Utilities -- Telecommunications (4.6%)
          BellSouth Corp..........................   305,600    6,962
          SBC Communications, Inc.................   292,350    7,145
          Verizon Communications, Inc.............   290,000   11,101
                                                             --------
                                                               25,208
                                                             --------
          TOTAL COMMON STOCKS.....................            503,365
                                                             --------
          INVESTMENT COMPANIES (5.2%)
          AmSouth Prime Money Market Fund.........   658,297      658
          AmSouth U.S. Treasury Money Market
           Fund...................................   304,987      305
          S & P Depositary Receipt................   319,311   27,480
                                                             --------
          TOTAL INVESTMENT
           COMPANIES..............................             28,443
                                                             --------
          TOTAL INVESTMENTS
           (Cost $557,512) (a) -- 97.2%...........            531,808
          Other assets in excess of liabilities --
           2.8%...................................             15,349
                                                             --------
          NET ASSETS -- 100.0%....................           $547,157
                                                             ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                     Unrealized appreciation.... $  74,379
                     Unrealized depreciation....  (100,083)
                                                 ---------
                     Net unrealized depreciation $ (25,704)
                                                 =========

(b)Represents non-income producing security.

                      See notes to financial statements.

                                                             SELECT EQUITY FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                    Shares    Value
                                                   --------- -------
          COMMON STOCKS (97.7%)
          Consumer Discretionary (24.7%)
          Gannett Co., Inc........................    21,800 $ 1,584
          Home Depot, Inc.........................    87,400   1,826
          Lee Enterprises, Inc....................    21,300     725
          McDonald's Corp.........................    62,600     891
          Snap-on, Inc............................    30,700     783
          Walt Disney Co..........................   103,800   1,817
          Washington Post Co., Class B............     1,301     956
                                                             -------
                                                               8,582
                                                             -------
          Consumer Staples (29.3%)
          Coca-Cola Co............................     3,400     138
          Del Monte Foods Co. (b).................    17,596     147
          General Mills, Inc......................    51,800   2,328
          Gillette Co.............................    56,100   1,677
          H.J. Heinz Co...........................    44,000   1,422
          J.M. Smucker Co.........................    23,778     951
          Kimberly-Clark Corp.....................    32,900   1,524
          SYSCO Corp..............................    67,800   1,991
                                                             -------
                                                              10,178
                                                             -------
          Health Care (6.9%)
          Bristol-Myers Squibb Co.................    40,000     944
          Pharmacia Corp..........................    35,100   1,466
                                                             -------
                                                               2,410
                                                             -------
          Industrials (32.4%)
          American Power Conversion Corp. (b).....   106,500   1,657
          Automatic Data Processing, Inc..........    65,900   2,285
          Briggs & Stratton Corp..................    17,600     726
          H & R Block, Inc........................    30,400   1,152
          Pitney Bowes, Inc.......................    84,600   2,753
          Waste Management, Inc...................   115,460   2,654
                                                             -------
                                                              11,227
                                                             -------
          Materials (4.4%)
          International Flavors & Fragrances, Inc.    46,000   1,461
          Monsanto Co.............................     3,326      59
                                                             -------
                                                               1,520
                                                             -------
          TOTAL COMMON STOCKS.....................            33,917
                                                             -------
          INVESTMENT COMPANIES (4.5%)
          AmSouth Prime Money Market Fund......... 1,329,722   1,330
          AmSouth U.S. Treasury Money Market
           Fund...................................   219,347     219
                                                             -------
          TOTAL INVESTMENT COMPANIES..............             1,549
                                                             -------
          TOTAL INVESTMENTS
           (Cost $37,955) (a) -- 102.2%...........            35,466
           Liabilities in excess of other
           assets -- (2.2)%.......................              (755)
                                                             -------
          NET ASSETS -- 100.0%....................           $34,711
                                                             =======

                                   Continued

 SELECT EQUITY FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                      Unrealized appreciation.... $ 1,883
                      Unrealized depreciation....  (4,372)
                                                  -------
                      Net unrealized depreciation $(2,489)
                                                  =======

(b)Represents non-income producing security.

                      See notes to financial statements.

                                                           ENHANCED MARKET FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                   Shares    Value
                                                  --------- -------
            COMMON STOCKS (96.9%)
            Consumer Discretionary (11.2%)
            American Greetings Corp., Class A (b)       600 $     8
            AOL Time Warner, Inc. (b)............    48,600     567
            Apollo Group, Inc., Class A (b)......     3,100     138
            AutoZone, Inc. (b)...................     1,400      92
            Bed Bath & Beyond, Inc. (b)..........     4,200     141
            Big Lots, Inc. (b)...................     1,000      13
            Black & Decker Corp..................     1,400      51
            Carnival Corp........................     5,200     125
            Centex Corp..........................     1,100      58
            Circuit City Stores, Inc.............     3,700      22
            Cooper Tire & Rubber Co..............       700      10
            Dana Corp............................     2,700      29
            Darden Restaurants, Inc..............     3,050      66
            Delphi Corp..........................     9,937      85
            Dillard's Inc., Class A..............       800      12
            Dollar General Corp..................     6,000      68
            Family Dollar Stores, Inc............     3,000      90
            Federated Department Stores, Inc. (b)     3,500      91
            Fortune Brands, Inc..................       600      26
            Gannett Co., Inc.....................     3,700     269
            Harrah's Entertainment, Inc. (b).....     1,000      36
            Hasbro, Inc..........................     1,500      18
            Home Depot, Inc......................    26,200     548
            International Game Technology (b)....       400      32
            Interpublic Group of Cos., Inc.......     6,900      89
            Johnson Controls, Inc................     1,200      97
            Jones Apparel Group, Inc. (b)........     2,300      75
            KB Home..............................       800      36
            Knight-Ridder, Inc...................       700      47
            Kohl's Corp. (b).....................     5,100     267
            Kroger Co. (b).......................    13,800     208
            Leggett & Platt, Inc.................     1,700      34
            Limited Brands.......................     7,400      93
            Liz Claiborne, Inc...................     1,900      55
            Lowe's Cos., Inc.....................     7,000     239
            Mattel, Inc..........................     7,865     157
            Maytag Corp..........................     1,400      35
            McDonald's Corp......................    17,900     255
            McGraw Hill Cos., Inc................     3,500     207
            Meredith Corp........................       900      38
            New York Times Co., Class A..........       600      29
            NIKE, Inc., Class B..................     4,600     205
            Office Depot, Inc. (b)...............     5,500      73
            Omnicom Group, Inc...................     1,700     103
            Pulte Homes, Inc.....................       500      25
            RadioShack Corp......................       200       4
            Reebok International, Ltd. (b).......     1,100      33
            Safeway, Inc. (b)....................     3,900      92
            Sealed Air Corp. (b).................       700      26
            Sears, Roebuck & Co..................     2,800      74
            Sherwin-Williams Co..................       100       3
            Stanley Works........................       800      21
            Staples, Inc. (b)....................     7,600     130
            Starwood Hotels & Resorts Worldwide,
             Inc.................................     1,800      42

                                   Continued

 ENHANCED MARKET FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                       Shares  Value
                                                       ------ -------
           COMMON STOCKS, continued
           Consumer Discretionary, continued
           SUPERVALU, Inc.............................  2,400 $    36
           Target Corp................................ 12,200     344
           Tiffany & Co...............................    200       5
           Tribune Co.................................  2,700     131
           Tupperware Corp............................    500       8
           Univision Communications, Inc., Class A (b)  2,000      53
           Viacom, Inc., Class B (b)..................  9,224     356
           Visteon Corp...............................  1,191       8
           Wal-Mart Stores, Inc....................... 34,300   1,641
           Walt Disney Co.............................  3,700      65
           Wendy's International, Inc.................  2,100      57
           Whirlpool Corp.............................    100       5
           YUM! Brands, Inc. (b)......................  3,700      86
                                                              -------
                                                                8,182
                                                              -------
           Consumer Staples (7.2%)
           Altria Group, Inc.......................... 21,000     795
           Anheuser-Busch Cos., Inc...................  7,600     361
           Archer-Daniels-Midland Co.................. 11,611     140
           Brown-Forman Corp..........................    100       6
           Clorox Co..................................  2,000      76
           Coca-Cola Co............................... 22,200     899
           Gillette Co................................  9,400     281
           H.J. Heinz Co..............................  3,100     100
           Hershey Foods Corp.........................  2,400     155
           Kellogg Co.................................  3,600     120
           Kimberly-Clark Corp........................  6,800     315
           Pepsi Bottling Group, Inc..................  5,000     127
           PepsiCo, Inc............................... 17,790     720
           Procter & Gamble Co........................  8,700     744
           R.J. Reynolds Tobacco Holdings, Inc........    800      34
           Sara Lee Corp.............................. 11,800     235
           UST, Inc...................................  3,000      93
           Walgreen Co................................    900      26
                                                              -------
                                                                5,227
                                                              -------
           Energy (6.2%)
           Amerada Hess Corp..........................  1,400      66
           Apache Corp................................  1,320      82
           Ashland, Inc...............................  1,200      33
           BJ Services Company (b)....................    600      18
           Centerpoint Energy, Inc....................  2,700      19
           ChevronTexaco Corp......................... 13,519     871
           ConocoPhillips.............................  1,164      56
           Exxon Mobil Corp........................... 67,864   2,318
           Halliburton Co.............................  7,100     133
           Kerr-McGee Corp............................  1,700      71
           Marathon Oil Corp..........................  4,400      92
           Nabors Industries, Ltd. (b)................  1,300      48
           Noble Corp. (b)............................  2,400      82
           Occidental Petroleum Corp..................  6,700     196
           Rowan Cos., Inc............................  1,700      35
           Schlumberger Ltd...........................  8,300     313

                                   Continued

                                                    Shares  Value
                                                    ------ -------
              COMMON STOCKS, continued
              Energy, continued
              Sunoco, Inc..........................  1,400 $    44
              Transocean, Inc......................  2,800      64
                                                           -------
                                                             4,541
                                                           -------
              Financials (20.0%)
              ACE Ltd..............................  2,300      68
              AFLAC, Inc...........................  8,200     266
              Allstate Corp........................  6,300     222
              Ambac Financial Group, Inc...........    900      48
              American Express Co.................. 15,100     537
              American International Group, Inc.... 27,716   1,499
              Bank of America Corp................. 15,000   1,050
              Bank of New York Co., Inc............ 11,200     283
              Bank One Corp........................ 10,400     380
              Capital One Financial Corp...........  1,200      37
              Charter One Financial, Inc...........  3,754     109
              Chubb Corp...........................  3,100     167
              Citigroup, Inc....................... 49,066   1,686
              Concord EFS, Inc. (b)................  9,100     133
              Equity Office Properties Trust.......  3,700      89
              Equity Residential Property..........  2,400      59
              Fannie Mae........................... 10,600     685
              Fifth Third Bancorp..................    700      37
              FleetBoston Financial Corp........... 13,718     358
              Freddie Mac..........................  8,200     459
              Golden West Financial Corp...........  1,400     103
              Goldman Sachs Group, Inc.............  4,300     293
              Hartford Financial Services Group....  4,600     192
              Household International, Inc.........  4,200     115
              J.P. Morgan Chase & Co., Inc......... 22,620     528
              Janus Capital Group, Inc.............  2,000      25
              Jefferson Pilot Corp.................  2,100      81
              John Hancock Financial Services, Inc.  2,600      71
              Lincoln National Corp................  3,000      97
              Loews Corp...........................  1,700      75
              Marsh & McLennan Cos., Inc...........  7,400     315
              MBNA Corp............................ 14,650     247
              Mellon Financial Corp................  7,700     176
              Merrill Lynch & Co., Inc.............  7,700     270
              MetLife, Inc.........................  6,300     169
              Morgan Stanley Dean Witter & Co...... 11,100     421
              North Fork Bancorporation, Inc.......  2,500      81
              Paychex, Inc.........................  3,400      86
              Plum Creek Timber Co, Inc............  3,200      70
              PNC Financial Services Group.........  5,100     225
              Principal Financial Group, Inc.......  3,000      86
              Progressive Corp.....................  3,900     189
              Providian Financial Corp. (b)........  2,600      17
              Prudential Financial, Inc............  5,100     162
              Simon Property Group, Inc............  1,700      56
              St. Paul Cos., Inc...................  2,000      65
              State Street Corp....................  5,700     226
              SunTrust Banks, Inc..................  2,500     142
              Torchmark Corp.......................  1,100      39

                                   Continued

                                                           ENHANCED MARKET FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                      Shares  Value
                                                      ------ -------
           COMMON STOCKS, continued
           Financials, continued
           Travelers Property Casualty Corp., Class B
            (b)......................................  9,010 $   147
           U.S. Bancorp.............................. 22,407     473
           Union Planters Corp.......................  2,950      83
           UnumProvident Corp........................  2,200      38
           Wachovia Corp.............................  5,300     191
           Washington Mutual, Inc....................  1,200      41
           Wells Fargo Co............................ 15,100     714
                                                             -------
                                                              14,481
                                                             -------
           Health Care (15.7%)
           Abbott Laboratories....................... 16,600     633
           Aetna, Inc................................  2,400     104
           Allergan, Inc.............................  1,200      73
           AmerisourceBergen Corp....................    900      52
           Amgen, Inc. (b)........................... 13,848     706
           Anthem, Inc. (b)..........................  1,300      81
           Baxter International, Inc.................  8,700     245
           Becton, Dickinson & Co....................  4,600     151
           Biogen, Inc. (b)..........................  1,300      50
           Biomet, Inc...............................  4,650     130
           Bristol-Myers Squibb Co................... 21,500     507
           C.R. Bard, Inc............................    900      51
           CIGNA Corp................................  2,000      87
           Eli Lilly & Co............................  6,000     361
           Forest Laboratories, Inc. (b).............  5,100     264
           Genzyme Corp. (b).........................  1,900      61
           Guidant Corp. (b).........................  5,500     185
           HEALTHSOUTH Corp. (b).....................  7,100      27
           Humana, Inc. (b)..........................  2,900      29
           IMS Health, Inc...........................  4,100      69
           Johnson & Johnson......................... 28,400   1,522
           King Pharmaceuticals, Inc. (b)............  3,666      54
           McKesson HBOC, Inc........................  2,600      74
           MedImmune, Inc. (b).......................  4,500     134
           Medtronic, Inc............................ 10,900     490
           Merck & Co., Inc.......................... 22,000   1,219
           Pfizer, Inc............................... 46,950   1,425
           Pharmacia Corp............................ 17,574     734
           Quest Diagnostics, Inc. (b)...............    200      11
           Quintiles Transnational Corp. (b).........  1,000      13
           Schering-Plough Corp...................... 18,300     331
           St. Jude Medical, Inc. (b)................  3,200     139
           Tenet Healthcare Corp. (b)................  8,700     157
           UnitedHealth Group, Inc...................  3,400     299
           Watson Pharmaceuticals, Inc. (b)..........  1,800      55
           Wellpoint Health Networks, Inc. (b).......  2,700     196
           Wyeth..................................... 15,300     597
           Zimmer Holdings, Inc. (b).................  1,710      70
                                                             -------
                                                              11,386
                                                             -------
           Industrials (11.2%)
           3M Co.....................................  4,300     536
           American Power Conversion Corp. (b).......  3,300      51
           AMR Corp. (b).............................  2,800       8

                                   Continued

                                                   Shares  Value
                                                   ------ -------
              COMMON STOCKS, continued
              Industrials, continued
              Automatic Data Processing, Inc......  8,200 $   284
              Avery Dennison Corp.................  2,000     119
              Boeing Co........................... 10,700     338
              Burlington Northern Santa Fe........  6,700     174
              Cooper Industries, Ltd., Class A....    800      28
              Corning, Inc. (b)...................  3,400      14
              Crane Co............................  1,100      18
              CSX Corp............................  3,200      90
              Deere & Co..........................  4,300     181
              Delta Air Lines, Inc................  2,200      20
              Deluxe Corp.........................  1,100      44
              Dover Corp..........................    600      16
              Eaton Corp..........................  1,100      78
              Equifax, Inc........................  1,300      28
              FedEx Corp..........................  3,700     195
              First Data Corp.....................  9,500     327
              Fluor Corp..........................    700      21
              General Dynamics Corp...............  3,300     218
              General Electric Co................. 93,200   2,157
              Genuine Parts Co....................    500      15
              Goodrich Corp.......................  2,100      36
              H & R Block, Inc....................  1,600      61
              Honeywell International, Inc........ 11,700     286
              Ingersoll Rand Co...................  1,500      59
              ITT Industries, Inc.................  1,600      90
              Lockheed Martin Corp................  6,100     311
              McDermott International, Inc. (b)...    600       2
              Norfolk Southern Corp...............  7,000     138
              PACCAR, Inc.........................    400      17
              Pitney Bowes, Inc...................  4,200     137
              Power-One, Inc. (b).................    700       3
              Raytheon Co.........................  7,300     220
              Rockwell Automation.................  3,300      76
              Rockwell Collins, Inc...............  1,600      33
              Ryder System, Inc...................    500      11
              Sabre Holdings Group, Inc. (b)......  1,300      23
              Textron, Inc........................  2,400      93
              Thomas & Betts Corp. (b)............    500       8
              Tyco International, Ltd............. 17,869     286
              Union Pacific Corp..................  4,500     257
              United Parcel Service, Inc., Class B 10,000     603
              United States Steel Corp............  1,800      26
              United Technologies Corp............  5,800     369
              W. W. Grainger, Inc.................  1,500      71
                                                          -------
                                                            8,176
                                                          -------
              Information Technology (15.8%)
              ADC Telecommunications, Inc. (b).... 14,200      33
              Adobe Systems, Inc..................  3,100      82
              Agilent Technologies, Inc. (b)......  4,179      69
              Altera Corp. (b)....................  6,800      75
              Analog Devices, Inc. (b)............  5,400     129
              Applied Materials, Inc. (b)......... 18,700     224
              Applied Micro Circuits Corp. (b)....  5,400      20
              Autodesk, Inc.......................  2,000      30

                                   Continued

 ENHANCED MARKET FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                        Shares  Value
                                                        ------ -------
         COMMON STOCKS, continued
         Information Technology, continued
         Avaya, Inc. (b)...............................  3,279 $     8
         BMC Software, Inc. (b)........................  3,500      62
         Broadcom Corp., Class A (b)...................  2,500      34
         CIENA Corp. (b)...............................  3,900      23
         Cisco Systems, Inc. (b)....................... 71,800     959
         Comcast Corp., Class A (b).................... 19,812     528
         Comcast Corp.-Special, Class A (b)............    800      20
         Computer Sciences Corp. (b)...................  3,100      95
         Compuware Corp. (b)...........................  6,800      24
         Comverse Technology, Inc. (b).................  3,400      32
         Convergys Corp. (b)...........................  3,100      40
         Dell Computer Corp. (b)....................... 23,200     554
         Electronic Arts, Inc. (b).....................  1,300      67
         Electronic Data Systems Corp..................  8,500     144
         EMC Corp. (b)................................. 36,162     278
         Fiserv, Inc. (b)..............................  2,500      78
         Hewlett-Packard Co............................ 14,011     244
         IBM Corp...................................... 15,100   1,180
         Intel Corp.................................... 62,600     979
         Intuit, Inc. (b)..............................  3,700     163
         Jabil Circuit, Inc. (b).......................    200       3
         KLA-Tencor Corp. (b)..........................  2,400      78
         Lexmark International Group, Inc., Class A (b)  1,100      67
         Linear Technology Corp........................  4,800     125
         LSI Logic Corp. (b)...........................  6,700      30
         Maxim Integrated Products, Inc................  4,500     140
         Mercury Interactive Corp. (b).................  1,400      50
         Micron Technology, Inc. (b)...................  2,300      19
         Microsoft Corp. (b)........................... 49,800   2,363
         National Semiconductor Corp. (b)..............  3,200      42
         Network Appliance, Inc. (b)...................    700       8
         Novell, Inc. (b)..............................  6,500      21
         Novellus Systems, Inc. (b)....................  2,100      62
         Oracle Corp. (b).............................. 57,700     694
         Parametric Technology Corp. (b)...............  4,700      11
         Peoplesoft, Inc. (b)..........................  4,100      79
         PerkinElmer, Inc..............................  2,300      18
         PMC-Sierra, Inc. (b)..........................  1,500       8
         QLogic Corp. (b)..............................  1,700      57
         Qualcomm, Inc. (b)............................  7,000     264
         R.R. Donnelley & Sons Co......................  2,000      43
         Rational Sotware Corp. (b)....................  1,700      18
         Sanmina Corp. (b).............................  9,400      34
         Scientific-Atlanta, Inc.......................  1,400      16
         Siebel Systems, Inc. (b)......................  7,300      61
         Sun Microsystems, Inc. (b).................... 55,700     172
         Symbol Technologies, Inc......................  4,100      35
         Tektronix, Inc. (b)...........................  1,500      25
         Teradyne, Inc. (b)............................  1,600      17
         Texas Instruments, Inc........................ 18,900     301
         Thermo Electron Corp. (b).....................  2,900      53
         Veritas Software Corp. (b)....................  7,400     135
         Waters Corp. (b)..............................  1,200      28
         Xerox Corp. (b)...............................  3,500      31

                                   Continued

                                                     Shares  Value
                                                     ------ -------
            COMMON STOCKS, continued
            Information Technology, continued
            Xilinx, Inc. (b)........................  6,000 $   119
            Yahoo!, Inc. (b)........................  5,300      96
                                                            -------
                                                             11,497
                                                            -------
            Materials (3.1%)
            Air Products and Chemicals, Inc.........  4,100     170
            Alcoa, Inc.............................. 13,000     257
            Allegheny Technologies, Inc.............    700       3
            Ball Corp...............................  1,000      53
            Bemis, Co., Inc.........................    900      39
            Boise Cascade Corp......................  1,000      24
            Dow Chemical Co.........................  8,100     235
            E.I. du Pont de Nemours & Co............ 11,778     446
            Eastman Chemical Co.....................  1,400      48
            Engelhard Corp..........................  2,300      48
            Georgia-Pacific Corp....................  2,200      34
            Great Lakes Chemical Corp...............    400       9
            Hercules, Inc. (b)......................  1,000       8
            International Flavors & Fragrances, Inc.  1,700      54
            Louisiana Pacific Corp. (b).............    900       7
            MeadWestvaco Corp.......................  1,773      43
            Monsanto Co.............................  2,331      41
            Newmont Mining Corp.....................  5,400     156
            Nucor Corp..............................  1,400      56
            Pactiv Corp. (b)........................  1,400      29
            Phelps Dodge Corp. (b)..................  1,600      55
            PPG Industries, Inc.....................  3,000     146
            Praxair, Inc............................  2,900     158
            Rohm & Haas Co..........................  3,600     111
            Temple-Inland, Inc......................    500      22
            Worthington Industries, Inc.............    800      12
                                                            -------
                                                              2,264
                                                            -------
            Telecommunication Services (3.8%)
            AT&T Wireless Services, Inc. (b)........ 24,221     147
            BellSouth Corp.......................... 20,900     476
            CenturyTel, Inc.........................    100       3
            Lucent Technologies, Inc. (b)........... 15,700      29
            Motorola, Inc........................... 20,600     164
            SBC Communications, Inc................. 33,580     821
            Sprint Corp............................. 16,000     194
            Verizon Communications.................. 24,506     939
                                                            -------
                                                              2,773
                                                            -------
            Utilities (2.7%)
            AES Corp. (b)...........................  4,900      17
            Allegheny Energy, Inc...................  1,100       9
            Ameren Corp.............................  1,400      55
            American Electric Power Co..............  3,020      71
            Calpine Corp. (b).......................  3,400      11
            Cinergy Corp............................  1,500      48
            CMS Energy Corp.........................  1,300       7
            Consolidated Edison, Inc................  1,900      76
            Constellation Energy Group..............  1,500      41
            Dominion Resources, Inc.................  2,704     147
            DTE Energy Co...........................  1,500      63

                                   Continued

 ENHANCED MARKET FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                   Shares    Value
                                                  --------- -------
            COMMON STOCKS, continued
            Utilities, continued
            Duke Energy Corp.....................     8,000 $   136
            Dynergy Inc., Class A................     3,300       6
            Edison International (b).............     2,900      36
            El Paso Energy Corp..................     5,353      45
            Entergy Corp.........................     2,000      89
            Exelon Corp..........................     2,875     146
            FirstEnergy Corp.....................     2,697      84
            FPL Group, Inc.......................     1,600      93
            KeySpan Corp.........................     1,400      48
            Kinder Morgan, Inc...................     1,100      50
            Mirant Corp. (b).....................     3,551       6
            Nicor, Inc...........................       400      13
            NiSource, Inc........................     2,200      39
            Peoples Energy Corp..................       300      11
            PG&E Corp. (b).......................     3,600      50
            Pinnacle West Capital Corp...........       800      25
            PPL Corp.............................     1,450      51
            Progress Energy, Inc.................     2,137      86
            Public Service Enterprise Group, Inc.     2,000      71
            Sempra Energy........................     1,800      43
            Southern Co..........................     6,400     180
            TECO Energy, Inc.....................     1,600      22
            TXU Corp.............................     2,900      53
            Williams Cos., Inc...................     4,600      15
            Xcel Energy, Inc.....................     3,585      40
                                                            -------
                                                              1,983
                                                            -------
            TOTAL COMMON STOCKS..................            70,510
                                                            -------
            Investment Companies (9.8%)
            AmSouth Prime Money Market Fund...... 3,573,113   3,573
            AmSouth U.S. Treasury Money Market
             Fund................................ 3,563,228   3,563
                                                            -------
            TOTAL INVESTMENT COMPANIES...........             7,136
                                                            -------
            TOTAL INVESTMENTS
             (Cost $90,634) (a) -- 106.7%........            77,646
            Liabilities in excess of other
             assets -- (6.7)%....................            (4,892)
                                                            -------
            NET ASSETS -- 100.0%.................           $72,754
                                                            =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                     Unrealized appreciation.... $  1,782
                     Unrealized depreciation....  (14,770)
                                                 --------
                     Net unrealized depreciation $(12,988)
                                                 ========

(b)Represents non-income producing security.

                                   Open Futures Contracts
                                   ----------------------
                            # of    Contract Expiration Unrealized
                          Contracts  Value      Date    Gain/(Loss)
                          --------- -------- ---------- -----------
            S&P 500 Index    10      $2,137   3/21/03        8

                      See notes to financial statements.

                                                                 LARGE CAP FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                  Shares    Value
                                                 --------- --------
             COMMON STOCKS (99.5%)
             Advertising (0.6%)
             The Interpublic Group of Cos., Inc.   200,000 $  2,574
                                                           --------
             Aerospace/Defense (3.0%)
             Boeing Co..........................   150,000    4,739
             General Dynamics Corp..............    50,000    3,307
             United Technologies Corp...........    80,000    5,086
                                                           --------
                                                             13,132
                                                           --------
             Beverages (3.7%)
             Coca-Cola Co.......................   200,000    8,092
             PepsiCo, Inc.......................   200,000    8,096
                                                           --------
                                                             16,188
                                                           --------
             Business Equipment & Services (1.1%)
             Paychex, Inc.......................   200,000    5,036
                                                           --------
             Computer Hardware (9.4%)
             Dell Computer Corp. (b)............   200,000    4,772
             Hewlett-Packard Co.................   700,000   12,187
             IBM Corp...........................   220,000   17,211
             Network Appliance, Inc. (b)........   500,000    5,405
             Sun Microsystems, Inc. (b).........   700,000    2,163
                                                           --------
                                                             41,738
                                                           --------
             Computer Software & Services (10.9%)
             Automatic Data Processing, Inc.....   300,000   10,401
             BMC Software, Inc. (b).............   150,000    2,645
             Cisco Systems, Inc. (b)............   500,000    6,685
             EMC Corp. (b)......................   700,000    5,390
             Microsoft Corp. (b)................   250,000   11,865
             Oracle Corp. (b)...................   600,000    7,218
             SunGard Data Systems, Inc. (b).....   200,000    3,888
                                                           --------
                                                             48,092
                                                           --------
             Consumer Goods (5.0%)
             Altria Group, Inc..................   100,000    3,787
             Clorox Co..........................   100,000    3,822
             Gillette Co........................   200,000    5,980
             Procter & Gamble Co................   100,000    8,557
                                                           --------
                                                             22,146
                                                           --------
             Diversified Manufacturing (4.9%)
             General Electric Co................   475,000   10,991
             Honeywell International, Inc.......   120,000    2,933
             Illinois Tool Works, Inc...........   100,000    6,082
             Tyco International, Ltd............   100,000    1,601
                                                           --------
                                                             21,607
                                                           --------
             Electronic Components (0.7%)
             Agilent Technologies, Inc. (b).....   200,000    3,296
                                                           --------
             Entertainment (1.4%)
             Walt Disney Co.....................   350,000    6,125
                                                           --------
             Financial Services (1.6%)
             American Express Co................   100,000    3,553
             Citigroup, Inc.....................   100,000    3,438
                                                           --------
                                                              6,991
                                                           --------
             Food Distributors & Wholesalers (2.7%)
             SYSCO Corp.........................   400,000   11,748
                                                           --------

                                   Continued

 LARGE CAP FUND
 Schedule of Portfolio Investments

January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)

                                                 Shares   Value
                                                 ------- --------
              COMMON STOCKS, continued
              Food Products, Processing & Packaging (0.9%)
              Sara Lee Corp..................... 200,000 $  3,988
                                                         --------
              Health Care (6.8%)
              Cardinal Health, Inc.............. 120,000    7,000
              Johnson & Johnson................. 300,000   16,083
              UnitedHealth Group, Inc...........  80,000    7,032
                                                         --------
                                                           30,115
                                                         --------
              Health Care -- Drugs (2.3%)
              Amgen, Inc. (b)................... 200,000   10,192
                                                         --------
              Insurance (2.3%)
              AFLAC, Inc........................ 150,000    4,859
              American International Group, Inc. 100,000    5,412
                                                         --------
                                                           10,271
                                                         --------
              Machinery & Equipment (2.1%)
              Dover Corp........................ 350,000    9,160
                                                         --------
              Media (1.3%)
              McGraw Hill Cos., Inc............. 100,000    5,922
                                                         --------
              Medical Equipment & Supplies (3.8%)
              IMS Health, Inc................... 200,000    3,370
              Medtronic, Inc.................... 300,000   13,476
                                                         --------
                                                           16,846
                                                         --------
              Office Equipment & Services (1.5%)
              Pitney Bowes, Inc................. 200,000    6,508
                                                         --------
              Pharmaceuticals (13.8%)
              Abbott Laboratories............... 250,000    9,530
              Bristol-Myers Squibb Co........... 150,000    3,539
              Genentech, Inc. (b)............... 120,000    4,409
              Merck & Co., Inc.................. 300,000   16,616
              Pfizer, Inc....................... 350,000   10,625
              Schering-Plough Corp.............. 450,000    8,150
              Wyeth............................. 200,000    7,806
                                                         --------
                                                           60,675
                                                         --------
              Raw Materials (1.1%)
              Avery Dennison Corp...............  80,000    4,767
                                                         --------
              Restaurants (1.3%)
              McDonald's Corp................... 400,000    5,696
                                                         --------
              Retail (11.1%)
              Albertson's, Inc.................. 100,000    2,150
              Bed Bath & Beyond, Inc. (b)....... 100,000    3,353
              Dollar General Corp............... 300,000    3,378
              Gap, Inc.......................... 300,000    4,389
              Home Depot, Inc................... 350,000    7,315
              TJX Cos., Inc..................... 500,000    9,180
              Wal-Mart Stores, Inc.............. 250,000   11,949
              Walgreen Co....................... 250,000    7,250
                                                         --------
                                                           48,964
                                                         --------
              Semiconductors (4.5%)
              Applied Materials, Inc. (b)....... 700,000    8,379
              Intel Corp........................ 400,000    6,264
              Linear Technology Corp............ 200,000    5,226
                                                         --------
                                                           19,869
                                                         --------

                                   Continued

                                                  Shares    Value
                                                 --------- --------
             COMMON STOCKS, continued
             Telecommunications -- Equipment (1.7%)
             Motorola, Inc......................   300,000 $  2,394
             Nokia Oyj -- ADR...................   200,000    2,878
             Tellabs, Inc. (b)..................   300,000    2,337
                                                           --------
                                                              7,609
                                                           --------
             TOTAL COMMON STOCKS................            439,255
                                                           --------
             INVESTMENT COMPANIES (0.5%)
             AIM Liquid Assets Money Market Fund     1,094        1
             AmSouth Prime Money Market Fund.... 2,411,011    2,411
                                                           --------
             TOTAL INVESTMENT COMPANIES.........              2,412
                                                           --------
             TOTAL INVESTMENTS
              (Cost $377,619) (a) -- 100.0%.....            441,667
             Other assets in excess of
              liabilities -- 0.0%...............                152
                                                           --------
             NET ASSETS -- 100.0%...............           $441,819
                                                           ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                     Unrealized appreciation.... $151,671
                     Unrealized depreciation....  (87,623)
                                                 --------
                     Net unrealized appreciation $ 64,048
                                                 ========

(b)Represents non-income producing security.
ADR -- American Depositary Receipt

                      See notes to financial statements.

CAPITAL GROWTH FUND

                                              Schedule of Portfolio Investments


January 31, 2003

(Unaudited)

                                          (Amounts in thousands, except shares)



                                                   Shares    Value
                                                  --------- --------
            COMMON STOCKS (94.2%)
            Aerospace/Defense (3.9%)
            General Dynamics Corp................    35,000 $  2,315
            L-3 Communications Holdings, Inc. (b)    90,000    4,029
            Raytheon Co..........................    11,000      331
            United Technologies Corp.............    42,500    2,702
                                                            --------
                                                               9,377
                                                            --------
            Automotive (0.5%)
            AutoZone, Inc. (b)...................    20,000    1,314
                                                            --------
            Banking (5.2%)
            Bank of America Corp.................    81,600    5,716
            Fifth Third Bancorp..................    40,000    2,134
            Wells Fargo & Co.....................   100,000    4,737
                                                            --------
                                                              12,587
                                                            --------
            Beverages (1.7%)
            Anheuser-Busch Cos., Inc.............    25,000    1,187
            Coca-Cola Co.........................    25,000    1,012
            PepsiCo, Inc.........................    45,000    1,821
                                                            --------
                                                               4,020
                                                            --------
            Business Equipment & Services (1.3%)
            Cintas Corp..........................    75,000    3,098
                                                            --------
            Computer Hardware (6.6%)
            Dell Computer Corp. (b)..............   165,000    3,937
            Hewlett-Packard Co...................   200,000    3,482
            IBM Corp.............................    85,000    6,649
            Network Appliance, Inc. (b)..........   170,000    1,838
                                                            --------
                                                              15,906
                                                            --------
            Computer Software & Services (12.1%)
            Affiliated Computer Services, Inc.,
             Class A (b).........................    40,000    2,169
            Automatic Data Processing, Inc.......    49,000    1,699
            Cisco Systems, Inc. (b)..............   330,000    4,412
            EMC Corp. (b)........................   195,000    1,502
            Emulex Corp. (b).....................   104,500    2,187
            First Data Corp......................    90,000    3,096
            Mercury Interactive Corp. (b)........    25,000      887
            Microsoft Corp. (b)..................   180,000    8,544
            Oracle Corp. (b).....................   275,000    3,308
            Veritas Software Corp. (b)...........    85,000    1,551
                                                            --------
                                                              29,355
                                                            --------
            Consumer Goods (2.3%)
            Altria Group, Inc....................    32,000    1,212
            Clorox Co............................    15,000      573
            Procter & Gamble Co..................    44,500    3,808
                                                            --------
                                                               5,593
                                                            --------
            Cosmetics/Toiletries (2.2%)
            Alberto-Culver Co., Class B..........    75,000    3,805
            Colgate-Palmolive Co.................    30,000    1,527
                                                            --------
                                                               5,332
                                                            --------
            Diversified Manufacturing (3.7%)
            General Electric Co..................   245,000    5,669

                                   Continued

                                                   Shares   Value
                                                   ------- --------
            COMMON STOCKS, continued
            Diversified Manufacturing, continued
            Illinois Tool Works, Inc..............  55,000 $  3,345
                                                           --------
                                                              9,014
                                                           --------
            Electronic Components (2.1%)
            Altera Corp. (b)...................... 100,000    1,098
            Johnson Controls, Inc.................  18,800    1,518
            Microchip Technology, Inc.............  40,000      884
            QLogic Corp. (b)......................  50,000    1,664
                                                           --------
                                                              5,164
                                                           --------
            Financial Services (3.2%)
            American Express Co...................  85,000    3,020
            Citigroup, Inc........................ 125,000    4,298
            SouthTrust Corp.......................  12,100      315
                                                           --------
                                                              7,633
                                                           --------
            Food Distributors & Wholesalers (2.2%)
            Costco Wholesale Corp. (b)............  30,000      866
            SYSCO Corp............................ 150,200    4,411
                                                           --------
                                                              5,277
                                                           --------
            Health Care (7.2%)
            Cardinal Health, Inc..................  65,000    3,791
            First Health Group Corp. (b).......... 100,000    2,348
            HCA, Inc..............................  38,000    1,624
            Johnson & Johnson..................... 116,000    6,219
            UnitedHealth Group, Inc...............  40,000    3,516
                                                           --------
                                                             17,498
                                                           --------
            Health Care -- Drugs (1.5%)
            Amgen, Inc. (b).......................  70,000    3,567
                                                           --------
            Insurance (2.1%)
            AFLAC, Inc............................  60,000    1,943
            American International Group, Inc.....  56,600    3,064
                                                           --------
                                                              5,007
                                                           --------
            Medical Equipment & Supplies (4.5%)
            Medtronic, Inc........................ 120,000    5,390
            Stryker Corp..........................  92,000    5,542
                                                           --------
                                                             10,932
                                                           --------
            Motorcycles (0.2%)
            Harley-Davidson, Inc..................  11,500      480
                                                           --------
            Multimedia (2.0%)
            Clear Channel Communications, Inc. (b)  50,000    2,004
            Viacom, Inc., Class B (b).............  75,000    2,891
                                                           --------
                                                              4,895
                                                           --------
            Oil & Gas Exploration, Production, &
             Services (2.0%)
            Apache Corp...........................  12,500      780
            BJ Services Co. (b)...................  15,000      459
            Exxon Mobil Corp......................  80,000    2,731
            Schlumberger Ltd......................  25,000      943
                                                           --------
                                                              4,913
                                                           --------

                                   Continued

 CAPITAL GROWTH FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                  Shares    Value
                                                 --------- --------
            COMMON STOCKS, continued
            Pharmaceuticals (8.3%)
            Barr Laboratories, Inc. (b).........    23,000 $  1,818
            Eli Lilly & Co......................    35,000    2,108
            Forest Laboratories, Inc. (b).......   110,000    5,693
            Merck & Co., Inc....................    35,000    1,939
            Pfizer, Inc.........................   214,250    6,504
            Wyeth...............................    50,000    1,952
                                                           --------
                                                             20,014
                                                           --------
            Retail (10.9%)
            Bed Bath & Beyond, Inc. (b).........   104,000    3,487
            Best Buy Co., Inc. (b)..............   160,000    4,174
            Chico's FAS, Inc. (b)...............   250,000    4,553
            Home Depot, Inc.....................    10,000      209
            Kohl's Corp. (b)....................    80,000    4,190
            Lowe's Cos., Inc....................   100,000    3,418
            Target Corp.........................   100,000    2,821
            Wal-Mart Stores, Inc................    75,000    3,585
                                                           --------
                                                             26,437
                                                           --------
            Schools & Educational Services (1.5%)
            Apollo Group, Inc., Class A (b).....    80,000    3,557
                                                           --------
            Semiconductors (4.9%)
            Applied Materials, Inc. (b).........   225,900    2,704
            Intel Corp..........................   275,000    4,306
            Linear Technology Corp..............    45,180    1,181
            Novellus Systems, Inc. (b)..........   105,000    3,092
            Texas Instruments, Inc..............    35,000      557
                                                           --------
                                                             11,840
                                                           --------
            Telecommunications -- Equipment (0.5%)
            Qualcomm, Inc. (b)..................    35,000    1,318
                                                           --------
            Transportation & Shipping (1.2%)
            United Parcel Service, Inc., Class B    50,000    3,017
                                                           --------
            Utilities -- Telecommunications (0.4%)
            Verizon Communications, Inc.........    25,000      957
                                                           --------
            TOTAL COMMON STOCKS.................            228,102
                                                           --------
            INVESTMENT COMPANIES (5.2%)
            AIM Liquid Assets Money Market Fund.     1,015        1
            AmSouth Prime Money Market Fund..... 5,877,558    5,878
            Biotech HOLDRs Trust................    35,500    3,149
            Nasdaq -- 100 Index Tracking Stock..    20,000      488
            S & P Depositary Receipt............    35,000    3,012
                                                           --------
            TOTAL INVESTMENT
             COMPANIES..........................             12,528
                                                           --------
            TOTAL INVESTMENTS
             (Cost $246,141) (a) -- 99.4%.......            240,630
            Other assets in excess of
             liabilities -- 0.6%................              1,527
                                                           --------
            NET ASSETS -- 100.0%................           $242,157
                                                           ========

                                   Continued

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                     Unrealized appreciation.... $ 12,575
                     Unrealized depreciation....  (18,086)
                                                 --------
                     Net unrealized depreciation $ (5,511)
                                                 ========

(b)Represents non-income producing security.

                      See notes to financial statements.

                                                                   MID CAP FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                     Shares    Value
                                                    --------- -------
           COMMON STOCKS (94.5%)
           Consumer Discretionary (16.7%)
           99 Cents Only Stores (b)................     9,100 $   235
           Abercrombie & Fitch Co., Class A (b)....    25,400     707
           ArvinMeritor, Inc.......................     8,800     150
           Bandag, Inc.............................     2,500      93
           Barnes & Noble, Inc. (b)................    17,300     301
           Belo Corp., Class A.....................    14,600     312
           BJ's Wholesale Club, Inc. (b)...........    17,100     263
           Blyth, Inc..............................     6,000     158
           Bob Evans Farms, Inc....................     4,600     104
           Borders Group, Inc. (b).................    19,600     297
           BorgWarner, Inc.........................     3,500     187
           Brinker International, Inc. (b).........    12,700     378
           Callaway Golf Co........................     9,900     119
           Career Education Corp. (b)..............     5,900     277
           CarMax, Inc. (b)........................    12,900     209
           CDW Computer Centers, Inc. (b)..........     2,100      93
           Claire's Stores, Inc....................     6,300     148
           Clayton Homes, Inc......................    17,900     219
           Coach, Inc. (b).........................    11,500     367
           Copart, Inc. (b)........................    23,100     237
           CRBL Group, Inc.........................     6,800     217
           D. R. Horton, Inc.......................    19,000     363
           Dollar Tree Stores, Inc. (b)............    14,800     325
           Emmis Communications Corp.,
            Class A (b)............................     6,900     151
           Federal Signal Corp.....................     6,200     101
           Furniture Brands International, Inc. (b)    13,700     294
           GTECH Holdings Corp. (b)................     7,400     201
           Harte-Hanks, Inc........................    11,900     219
           Hispanic Broadcasting Corp. (b).........    14,100     313
           International Speedway Corp., Class A...     6,900     258
           Krispy Kreme Doughnuts, Inc. (b)........     7,100     216
           Lancaster Colony Corp...................     4,700     184
           Lear Corp. (b)..........................    16,800     677
           Lee Enterprises, Inc....................     5,700     194
           Lennar Corp.............................     8,400     452
           Macrovision Corp. (b)...................     6,600      80
           Media General, Inc., Class A............     3,000     164
           Michaels Stores, Inc. (b)...............    16,500     557
           Modine Manufacturing Co.................     4,400      71
           Mohawk Industries, Inc. (b).............     8,700     458
           Papa John's International, Inc. (b).....     2,500      63
           Park Place Entertainment Corp. (b)......    77,300     584
           Payless ShoeSource, Inc. (b)............     2,900     139
           PETsMART, Inc. (b)......................    17,500     263
           Pier 1 Imports, Inc.....................    24,000     407
           Reader's Digest Assoc., Class A.........    12,900     166
           Ross Stores, Inc........................    18,600     726
           Saks, Inc. (b)..........................    18,500     164
           Scholastic Corp. (b)....................     5,100     182
           Six Flags, Inc. (b).....................    12,000      65
           Superior Industries International, Inc..     3,400     141
           Swift Transportation Co., Inc. (b)......     5,500      88
           Timberland Company, Class A (b).........     4,900     152
           Unifi, Inc. (b).........................     7,000      38

                                   Continued

                                                     Shares  Value
                                                     ------ -------
             COMMON STOCKS, continued
             Consumer Discretionary, continued
             Washington Post Co., Class B...........  1,600 $ 1,174
             Westwood One, Inc. (b)................. 18,100     675
             Whole Foods Market, Inc. (b)...........    300      15
                                                            -------
                                                             15,391
                                                            -------
             Consumer Staples (4.9%)
             Church & Dwight Co., Inc...............  5,200     151
             Constellation Brands, Inc., Class A (b) 11,600     291
             Dean Foods Co. (b).....................    400      16
             Dial Corp.............................. 12,300     230
             Dole Food Co., Inc.....................  7,300     238
             Dreyer's Grand Ice Cream, Inc..........  4,500     320
             Hormel Foods Corp...................... 34,900     785
             Interstate Bakeries Corp...............  5,700      83
             J.M. Smucker Co........................  6,400     256
             Longs Drug Stores Corp.................  5,000     107
             McCormick & Co., Inc................... 34,600     775
             PepsiAmericas, Inc..................... 30,800     396
             Ruddick Corp...........................  6,000      77
             Sensient Technologies Corp.............  6,100     139
             Smithfield Foods, Inc. (b)............. 25,800     466
             Tyson Foods, Inc., Class A.............  7,700      79
             Universal Corp.........................  3,400     126
                                                            -------
                                                              4,535
                                                            -------
             Energy (8.9%)
             Cooper Cameron Corp. (b)............... 12,800     620
             ENSCO International, Inc............... 31,800     858
             Equitable Resources, Inc...............  8,000     297
             FMC Technologies, Inc. (b).............  8,500     165
             Forest Oil Corp. (b)...................  6,100     146
             Grant Prideco, Inc. (b)................ 14,400     153
             Helmerich & Payne, Inc.................  9,300     232
             Murphy Oil Corp........................ 17,000     717
             National-Oilwell, Inc. (b)............. 14,300     292
             Noble Energy, Inc......................  7,400     264
             Ocean Energy, Inc...................... 33,900     635
             Peabody Energy Corp....................  6,800     174
             Pepco Holdings, Inc.................... 21,200     398
             Pioneer Natural Resources Co. (b)...... 15,100     367
             Pride International, Inc. (b)..........    500       7
             Smith International, Inc. (b).......... 13,200     420
             Tidewater, Inc......................... 12,600     367
             Valero Energy Corp..................... 20,200     695
             Weatherford International, Ltd. (b).... 16,900     628
             Western Gas Resources, Inc.............  4,300     147
             XTO Energy, Inc........................ 24,600     599
                                                            -------
                                                              8,181
                                                            -------
             Financials (16.7%)
             A.G. Edwards, Inc......................  1,000      29
             Allmerica Financial Corp. (b).......... 13,800     182
             American Financial Group, Inc.......... 16,300     349
             AmeriCredit Corp. (b)..................  5,200      16
             AmerUs Group Co........................    400      11
             Arthur J. Gallagher & Co............... 22,900     578

                                   Continued

 MID CAP FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                     Shares  Value
                                                     ------ -------
             COMMON STOCKS, continued
             Financials, continued
             Associated Banc-Corp...................  9,800 $   339
             Astoria Financial Corp................. 23,000     597
             Bank of Hawaii Corp....................  8,800     268
             Banknorth Group, Inc................... 37,000     839
             City National Corp.....................  6,500     298
             Colonial BancGroup, Inc................ 16,000     189
             Commerce Bancorp, Inc..................    300      13
             Compass Bancshares, Inc................ 29,300     935
             E*TRADE Group, Inc. (b)................ 47,500     214
             Eaton Vance Corp.......................    900      25
             Everest Re Group, Ltd.................. 12,800     646
             Fidelity National Financial, Inc....... 12,400     418
             First Virginia Banks, Inc..............    400      17
             FirstMerit Corp........................ 11,000     227
             Greater Bay Bancorp....................    500       9
             GreenPoint Financial Corp.............. 12,900     556
             HCC Insurance Holdings, Inc............  2,000      48
             Hibernia Corp., Class A................ 39,200     731
             Horace Mann Educators Corp.............  5,300      76
             Hospitality Properties Trust...........  8,100     262
             Independence Community Bank Corp.......  7,400     193
             IndyMac Bancorp, Inc. (b)..............  2,500      49
             Investment Technology Group, Inc. (b).. 12,500     213
             Investors Financial Services Corp......    800      22
             LaBranche & Co., Inc...................  7,700     183
             Legg Mason, Inc........................    800      40
             Leucadia National Corp.................    300      10
             M&T Bank Corp..........................  6,700     535
             Mercantile Bankshares Corp.............    400      15
             Metris Cos., Inc.......................    300       1
             MONY Group, Inc........................    500      12
             National Commerce Financial Corp....... 43,500   1,030
             Neuberger Berman, Inc..................  9,100     266
             New Plan Excel Realty Trust............ 12,600     235
             New York Community Bancorp, Inc........    500      15
             Ohio Casualty Corp. (b)................  7,900      96
             Old Republic International Corp........ 29,500     801
             PMI Group, Inc......................... 23,400     673
             Protective Life Corp...................  8,900     241
             Provident Financial Group, Inc.........  6,300     173
             Radian Group, Inc......................    500      18
             Roslyn Bancorp, Inc....................    800      16
             SEI Investments Co..................... 14,000     357
             Silicon Valley Bancshares (b)..........  5,800     100
             Sovereign Bancorp, Inc.................  2,800      38
             StanCorp Financial Group, Inc..........  3,800     190
             TCF Financial Corp..................... 19,400     846
             Unitrin, Inc...........................    300       8
             Waddell & Reed Financial, Inc., Class A 20,100     368
             Webster Financial Corp.................  6,200     226
             Westamerica Bancorporation.............  4,400     180
             Wilmington Trust Corp.................. 17,100     497
                                                            -------
                                                             15,519
                                                            -------

                                   Continued

                                                        Shares  Value
                                                        ------ -------
         COMMON STOCKS, continued
         Health Care (12.0%)
         AdvancePCS (b)................................ 24,000 $   697
         Apria Healthcare Group, Inc. (b)..............  7,100     164
         Barr Laboratories, Inc. (b)...................  5,700     451
         Charles River Laboratories International, Inc.
          (b)..........................................  5,800     173
         Covance, Inc. (b).............................  7,800     210
         Cytyc Corp. (b)............................... 15,900     184
         DENTSPLY International, Inc................... 19,800     665
         Edwards Lifesciences Corp. (b)................  7,800     199
         Express Scripts, Inc., Class A (b)............  3,400     189
         First Health Group Corp. (b)..................  1,100      26
         Gilead Sciences, Inc. (b)..................... 25,400     887
         Health Net, Inc. (b)..........................  2,600      70
         Henry Schein, Inc. (b)........................ 11,400     462
         Hillenbrand Industries, Inc................... 14,800     757
         ICN Pharmaceuticals, Inc...................... 10,700     119
         IDEC Pharmaceuticals Corp. (b)................ 19,800     635
         Incyte Genomics, Inc. (b).....................  8,800      38
         IVAX Corp. (b)................................ 37,900     442
         LifePoint Hospitals, Inc. (b).................  5,100     131
         Lincare Holdings, Inc. (b)....................    600      17
         Millenium Pharmaceuticals, Inc. (b)........... 73,900     547
         Mylan Laboratories, Inc....................... 24,450     653
         Oxford Health Plans, Inc. (b)................. 22,700     800
         PacifiCare Health Systems, Inc. (b)...........  4,600     131
         Patterson Dental Co. (b)......................    900      37
         Perrigo Co. (b)...............................  9,400     118
         Protein Design Labs, Inc. (b)................. 23,100     196
         Sepracor, Inc. (b)............................ 10,900     123
         SICOR, Inc. (b)............................... 26,400     393
         Steris Corp. (b)..............................  8,900     209
         Triad Hospitals, Inc. (b).....................  9,600     267
         Universal Health Services, Inc. (b)...........  7,800     363
         Varian Medical Systems, Inc. (b).............. 12,200     638
         VISX, Inc. (b)................................  6,900      64
                                                               -------
                                                                11,055
                                                               -------
         Industrials (11.7%)
         AGCO Corp. (b)................................  9,700     174
         Airborne, Inc.................................  6,300      97
         Alaska Air Group, Inc. (b)....................  3,400      67
         Albany International Corp., Class A...........  4,200      99
         Alexander & Baldwin, Inc......................  5,300     138
         Ametek, Inc...................................  4,300     148
         Atlas Air Worldwide Holdings, Inc. (b)........  2,600       3
         Banta Corp....................................  3,300      99
         C.H. Robinson Worldwide, Inc..................  4,900     137
         Carlisle Cos., Inc............................  3,900     159
         Ceridian Corp. (b)............................ 19,300     277
         Certegy, Inc. (b).............................  9,000     230
         CheckFree Corp. (b)...........................  4,900      94
         ChoicePoint, Inc. (b)......................... 11,100     400
         CNF, Inc......................................  3,100      93
         CSG Systems International, Inc. (b)...........  2,500      26
         DeVry, Inc. (b)...............................  3,600      61

                                   Continued

                                                                   MID CAP FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                       Shares  Value
                                                       ------ -------
          COMMON STOCKS, continued
          Industrials, continued
          Donaldson Co., Inc..........................  5,700 $   194
          DST Systems, Inc. (b)....................... 28,800     949
          Dun & Bradstreet Corp. (b)..................  9,600     339
          Dycom Industries, Inc. (b)..................  6,200      80
          Education Management Corp. (b)..............  4,500     164
          EGL, Inc. (b)...............................  6,400      84
          Energizer Holdings, Inc. (b)................ 11,400     278
          Expeditors International of Washington, Inc. 13,500     416
          Fastenal Co.................................  4,400     146
          Flowserve Corp. (b).........................  7,200      84
          GATX Corp...................................  2,500      48
          Granite Construction, Inc...................  5,400      82
          Harsco Corp.................................  5,300     152
          Herman Miller, Inc..........................  4,800      86
          HON Industries, Inc......................... 14,400     373
          Hubbell, Inc., Class B......................    500      16
          J.B. Hunt Transport Services, Inc. (b)......  5,100     141
          Jacobs Engineering Group, Inc. (b)..........  7,100     264
          Kaydon Corp.................................  4,000      83
          Kelly Services, Inc., Class A...............  4,600      96
          Kennametal, Inc.............................  4,500     142
          Korn/Ferry International (b)................  4,900      29
          L-3 Communications Holdings, Inc. (b).......  3,050     137
          Manpower, Inc...............................  4,600     160
          MPS Group, Inc. (b)......................... 13,300      77
          Nordson Corp................................  4,400      97
          Overseas Shipholding Group, Inc.............  4,500      81
          Pentair, Inc................................ 11,700     430
          Pittston Brink's Group......................  7,000     109
          Precision Castparts Corp....................  6,800     172
          Quanta Services, Inc. (b)...................  7,900      28
          Republic Services, Inc. (b)................. 42,300     867
          Rollins, Inc................................  3,900     114
          Sequa Corp., Class A (b)....................  1,400      50
          Sotheby's Holdings, Inc., Class A (b).......  8,000      67
          SPX Corp. (b)...............................    700      26
          Sylvan Learning Systems, Inc. (b)...........  5,200      83
          Tecumseh Products Co., Class A..............  2,400     102
          Teleflex, Inc............................... 10,200     420
          Trinity Industries, Inc.....................  6,000     104
          Valassis Communications, Inc. (b)...........  6,900     160
          Varian, Inc. (b)............................  4,400     128
          Viad Corp................................... 18,800     404
          Wallace Computer Services, Inc..............  5,400     144
          York International Corp..................... 10,200     242
                                                              -------
                                                               10,750
                                                              -------
          Information Technology (12.5%)
          3Com Corp. (b).............................. 74,100     313
          Activision, Inc. (b)........................  8,700     127
          ADTRAN, Inc. (b)............................  4,900     165
          Advanced Fibre Communications, Inc. (b)..... 21,000     355
          Advent Software, Inc. (b)...................  4,200      58
          Affiliated Computer Services, Inc., Class A
           (b)........................................ 17,100     927

                                   Continued

                                                       Shares   Value
                                                       ------- -------
          COMMON STOCKS, continued
          Information Technology, continued
          Arrow Electronics, Inc. (b).................  13,000 $   154
          Ascential Software Corp. (b)................  32,200      99
          Atmel Corp. (b)............................. 113,300     232
          Avnet, Inc. (b).............................  25,700     267
          Avocent Corp. (b)...........................   5,800     146
          Cabot Microelectronics Corp. (b)............   3,100     136
          Cadence Design System, Inc. (b).............  34,500     342
          Cirrus Logic, Inc. (b)......................  10,800      25
          CommScope, Inc. (b).........................   8,000      68
          Credence Systems Corp. (b)..................   7,900      62
          Cree, Inc. (b)..............................   9,400     169
          Cypress Semiconductor Corp. (b).............  29,900     157
          Diebold, Inc................................  16,800     588
          Fairchild Semiconductor Corp., Class A (b)..  15,200     166
          FEI Co. (b).................................   4,200      67
          Gartner, Inc., Class B (b)..................  10,700      95
          Harris Corp.................................  12,900     402
          Imation Corp. (b)...........................   4,500     161
          InFocus Corp. (b)...........................   5,100      31
          Integrated Device Technology, Inc. (b)......  25,100     187
          International Rectifier Corp. (b)...........   8,200     163
          Internet Security Systems, Inc. (b).........   6,300      82
          Intersil Corp., Class A (b).................  17,700     257
          Keane, Inc. (b).............................   9,800      79
          KEMET Corp. (b).............................  11,200      85
          Lam Research Corp. (b)......................  16,500     193
          Lattice Semiconductor Corp. (b).............  26,600     201
          Legato Systems, Inc. (b)....................  14,900      75
          LTX Corp. (b)...............................   6,400      34
          Macromedia, Inc. (b)........................   7,800     114
          McDATA Corp., Class A (b)...................  14,700     116
          Microchip Technology, Inc...................  42,675     943
          Network Associates, Inc. (b)................  20,200     308
          Newport Corp. (b)...........................   5,000      58
          Plantronics, Inc. (b).......................   6,000      85
          Plexus Corp. (b)............................   5,400      47
          Polycom, Inc. (b)...........................  25,400     287
          Powerwave Technologies, Inc. (b)............   8,500      35
          Quantum Corp. (b)...........................  20,500      71
          Retek, Inc. (b).............................   6,900      22
          Reynolds & Reynolds Co., Class A............   9,000     224
          RF Micro Devices, Inc. (b)..................  42,200     237
          RSA Security, Inc. (b)......................   7,300      40
          SanDisk Corp. (b)...........................   8,900     136
          Storage Technology Corp. (b)................  13,800     305
          Sybase, Inc. (b)............................  24,700     355
          Sykes Enterprises, Inc. (b).................   5,200      16
          Symantec Corp. (b)..........................  18,800     878
          Synopsys, Inc. (b)..........................   9,900     383
          Transaction Systems Architects, Inc. Class A
           (b)........................................   4,600      31
          TriQuint Semiconductor, Inc. (b)............  32,100     105
          Wind River Systems, Inc. (b)................  10,300      35
                                                               -------
                                                                11,499
                                                               -------

                                   Continued

 MID CAP FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                  Shares  Value
                                                  ------ -------
               COMMON STOCKS, continued
               Materials (4.7%)
               A. Schulman, Inc..................  3,800 $    57
               Airgas, Inc. (b)..................  9,300     160
               AK Steel Holding Corp. (b)........ 14,000      89
               Albemarle Corp....................  5,400     142
               Arch Coal, Inc....................  6,800     117
               Cabot Corp........................ 16,000     404
               Carpenter Technology Corp.........  2,900      32
               Crompton Corp..................... 14,800      91
               Cytec Industries, Inc. (b)........  5,100     149
               Ferro Corp........................  5,200     120
               FMC Corp. (b).....................  7,700     154
               Glatfelter........................  5,700      71
               GrafTech International, Ltd. (b)..  7,200      28
               H.B. Fuller Co....................  3,700      94
               Longview Fibre Co. (b)............  6,600      44
               Lubrizol Corp..................... 13,400     398
               Lyondell Chemical Co.............. 20,800     266
               Martin Marietta Materials, Inc.... 10,600     310
               Minerals Technologies, Inc........  2,600     103
               Olin Corp.........................  7,400     119
               Packaging Corp. of America (b).... 13,600     228
               Potlatch Corp.....................  3,700      76
               Rayonier, Inc.....................  3,600     153
               RPM, Inc.......................... 29,800     326
               Solutia, Inc...................... 22,500      78
               Sonoco Products Co................ 22,500     472
               Wausau-Mosinee Paper Corp.........  6,700      66
                                                         -------
                                                           4,347
                                                         -------
               Telecommunication Services (0.5%)
               Price Communications Corp. (b)....  7,100      93
               Telephone & Data Systems, Inc.....  7,600     326
                                                         -------
                                                             419
                                                         -------
               Utilities (5.9%)
               AGL Resources, Inc................  7,300     167
               ALLETE, Inc....................... 11,100     227
               Alliant Energy Corp............... 11,800     191
               Aquila, Inc....................... 23,400      43
               Black Hills Corp..................  3,500      85
               Cleco Corp........................  6,100      82
               DPL, Inc.......................... 16,400     235
               DQE, Inc..........................  9,600     132
               Energy East Corp.................. 18,800     370
               Great Plains Energy, Inc..........  8,000     180
               Hawaiian Electric Industries, Inc.  4,700     194
               IDACORP, Inc......................  4,900     110
               MDU Resources Group, Inc..........  9,300     250
               National Fuel Gas Co.............. 10,400     214
               Northeast Utilities............... 17,700     254
               NSTAR.............................  6,900     290
               OGE Energy Corp................... 10,100     173
               ONEOK, Inc........................  7,800     134
               PNM Resources, Inc................  5,100     108
               Puget Energy, Inc................. 12,000     238
               Questar Corp...................... 10,600     292

                                   Continued

                                                  Shares    Value
                                                 --------- -------
              COMMON STOCKS, continued
              Utilities, continued
              SCANA Corp........................    14,300 $   438
              Sierra Pacific Resources..........    13,300      62
              Vectren Corp......................     8,800     184
              Westar Energy, Inc................     9,300     104
              WGL Holdings, Inc.................     6,300     160
              Wisconsin Energy Corp.............    14,900     360
              WPS Resources Corp................     4,100     156
                                                           -------
                                                             5,433
                                                           -------
              TOTAL COMMON STOCKS...............            87,129
                                                           -------
              INVESTMENT COMPANIES (5.2%)
              AmSouth Prime Money Market Fund... 4,443,755   4,444
              AmSouth U.S. Treasury Money Market
               Fund.............................   365,124     365
                                                           -------
              TOTAL INVESTMENT COMPANIES........             4,809
                                                           -------
              TOTAL INVESTMENTS
               (Cost $97,099) (A) -- 99.7%......            91,938
              Other assets in excess of
               liabilities -- 0.3%..............               316
                                                           -------
              NET ASSETS -- 100.0%..............           $92,254
                                                           =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                      Unrealized appreciation.... $ 4,519
                      Unrealized depreciation....  (9,680)
                                                  -------
                      Net unrealized depreciation $(5,161)
                                                  =======

(b)Represents non-income producing security.

                                   Open Futures Contracts
                          ----------------------------------------
                            # of    Contract Expiration Unrealized
                          Contracts  Value      Date    Gain/(Loss)
                          --------- -------- ---------- -----------
            S&P 500 Index    22      $4,585   3/21/03      (204)

                      See notes to financial statements.

                                                                 SMALL CAP FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)



                                                   Shares or
                                                   Principal
                                                    amount     Value
                                                   ---------- --------
          COMMON STOCKS (93.9%)
          Aerospace/Defense Equipment (2.5%)
          Engineered Support Systems, Inc.........     95,350 $  3,528
                                                              --------
          Apparel (1.6%)
          K-Swiss, Inc., Class A..................     89,900    2,283
                                                              --------
          Banking (1.2%)
          East West Bancorp, Inc..................     48,200    1,685
                                                              --------
          Business Services (4.4%)
          FTI Consulting, Inc. (b)................     79,350    3,265
          Kroll, Inc. (b).........................    152,400    2,900
                                                              --------
                                                                 6,165
                                                              --------
          Computer Software/Services (10.8%)
          Avid Technology, Inc. (b)...............     31,100      661
          Cognizant Technology Solutions Corp.
           (b)....................................     37,100    2,237
          Hyperion Solutions Corp. (b)............    113,000    3,133
          Inter-Tel, Inc..........................     73,000    1,594
          NetScreen Technologies, Inc. (b)........    201,000    3,959
          Open Text Corp. (b).....................     24,800      670
          Pinnacle Systems, Inc. (b)..............    196,500    2,570
                                                              --------
                                                                14,824
                                                              --------
          Computers & Peripherals (3.4%)
          Mercury Computer Systems, Inc. (b)......     85,000    2,729
          SanDisk Corp. (b).......................    127,700    1,948
                                                              --------
                                                                 4,677
                                                              --------
          Construction (1.4%)
          Hovnanian Enterprises, Inc., Class A (b)     66,000    1,923
                                                              --------
          Diagnostic Equipment (5.1%)
          Biosite, Inc. (b).......................     84,000    3,003
          IDEXX Laboratories, Inc. (b)............     82,100    2,842
          Immucor, Inc. (b).......................     66,900    1,252
                                                              --------
                                                                 7,097
                                                              --------
          Distribution/Wholesale (0.3%)
          ScanSource, Inc. (b)....................     22,200      444
                                                              --------
          Educational Services (2.0%)
          Corinthian Colleges, Inc. (b)...........     29,700    1,083
          ITT Educational Services, Inc. (b)......     58,900    1,648
                                                              --------
                                                                 2,731
                                                              --------
          Electrical & Electronic (0.9%)
          Benchmark Electronics, Inc. (b).........     38,700    1,258
                                                              --------
          Financial Services (3.0%)
          Seacoast Financial Services Corp........     48,600      956
          UCBH Holdings, Inc......................     76,200    3,269
                                                              --------
                                                                 4,225
                                                              --------
          Gaming (3.4%)
          GTECH Holdings Corp. (b)................    119,600    3,253
          Penn National Gaming, Inc. (b)..........     60,100      980
          Station Casinos, Inc. (b)...............     30,800      560
                                                              --------
                                                                 4,793
                                                              --------

                                   Continued

                                                    Shares or
                                                    Principal
                                                     amount    Value
                                                    --------- --------
          COMMON STOCKS, continued
          Health Care (3.5%)
          AMERIGROUP Corp. (b).....................   73,000  $  2,037
          Centene Corp. (b)........................   36,400     1,026
          Odyssey Healthcare, Inc. (b).............   51,200     1,761
                                                              --------
                                                                 4,824
                                                              --------
          Household Products/Wares (0.6%)
          Fossil, Inc. (b).........................   45,850       848
                                                              --------
          Insurance (1.7%)
          Hilb, Rogal & Hamilton Co................   61,800     2,325
                                                              --------
          Internet Services (10.2%)
          CheckFree Corp. (b)......................  205,300     3,948
          Digital River, Inc. (b)..................  174,600     2,146
          eSPEED, Inc., Class A (b)................  186,600     3,092
          Internet Security Systems, Inc. (b)......   39,900       518
          United Online, Inc. (b)..................  180,400     2,527
          Verity, Inc. (b).........................   42,690       662
          WebEx Communications, Inc. (b)...........  130,600     1,322
                                                              --------
                                                                14,215
                                                              --------
          Machinery & Equipment (0.9%)
          AGCO Corp. (b)...........................   70,200     1,257
                                                              --------
          Medical Equipment & Supplies (2.7%)
          Advanced Neuromodulation Systems,
           Inc. (b)................................   61,800     2,373
          Mentor Corp..............................   36,200       642
          Possis Medical, Inc. (b).................   39,300       771
                                                              --------
                                                                 3,786
                                                              --------
          Medical Services (7.4%)
          Charles River Laboratories International,
           Inc.....................................   65,600     1,954
          Covance, Inc. (b)........................  122,900     3,315
          Pediatrix Medical Group, Inc. (b)........   53,600     1,970
          STERIS Corp. (b).........................  132,400     3,105
                                                              --------
                                                                10,344
                                                              --------
          Oil & Gas Exploration, Production, &
           Services (4.0%)
          Evergreen Resources, Inc. (b)............   50,100     2,168
          Patina Oil & Gas Corp....................  103,100     3,325
                                                              --------
                                                                 5,493
                                                              --------
          Pharmaceuticals (10.3%)
          Accredo Health, Inc. (b).................   96,550     3,622
          American Pharmaceutical Partners,
           Inc. (b)................................  174,900     4,461
          CIMA Labs, Inc. (b)......................   54,200     1,219
          Eon Labs, Inc. (b).......................   80,300     1,905
          Pharmaceutical Product Development,
           Inc. (b)................................  101,500     3,030
                                                              --------
                                                                14,237
                                                              --------
          Retail (8.9%)
          Chico's FAS, Inc. (b)....................   70,700     1,287
          Claire's Stores, Inc.....................  143,100     3,352

                                   Continued

 SMALL CAP FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                  Shares or
                                                  Principal
                                                   amount     Value
                                                  ---------- --------
           COMMON STOCKS, continued
           Retail, continued
           Guitar Center, Inc. (b)...............     26,600 $    518
           NBTY, Inc. (b)........................    177,200    3,227
           Regis Corp............................     37,100      999
           Tractor Supply Co. (b)................     82,500    3,045
                                                             --------
                                                               12,428
                                                             --------
           Semiconductors (2.1%)
           Actel Corp. (b).......................     35,800      535
           OmniVision Technologies, Inc. (b).....    121,000    1,649
           Silicon Laboratories, Inc. (b)........     27,700      683
                                                             --------
                                                                2,867
                                                             --------
           Transportation -- Services (1.6%)
           Arkansas Best Corp. (b)...............     25,900      627
           J.B. Hunt Transport Services, Inc. (b)     56,900    1,572
                                                             --------
                                                                2,199
                                                             --------
           TOTAL COMMON STOCKS...................             130,456
                                                             --------
           U.S. TREASURY BILLS* (2.9%)
           1.16%, 4/10/03........................ $    4,000    3,992
                                                             --------
           TOTAL U.S. TREASURY BILLS.............               3,992
                                                             --------
           INVESTMENT COMPANIES (1.6%)
           AmSouth Prime Money Market Fund.......  2,210,101    2,210
                                                             --------
           TOTAL INVESTMENT
            COMPANIES............................               2,210
                                                             --------
           TOTAL INVESTMENTS
            (Cost $137,032) (a) -- 98.4%.........             136,658
           Other assets in excess of
            liabilities -- 1.6%..................               2,280
                                                             --------
           NET ASSETS -- 100.0%..................            $138,938
                                                             ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                      Unrealized appreciation.... $ 8,278
                      Unrealized depreciation....  (8,652)
                                                  -------
                      Net unrealized depreciation $  (374)
                                                  =======

(b)Represents non-income producing security.
*  Rates disclosed represent yield effective at purchase

                      See notes to financial statements.

                                               Shares or
                                               Principal
                                                Amount    Value
                                               --------- --------
               COMMON STOCKS (99.8%)
               Australia (4.9%)
               Alumina Ltd....................    89,400 $    246
               AMP Ltd........................   273,544    1,471
               APN News & Media, Ltd..........     2,183        4
               AXA Asia Pacific Holdings, Ltd.   452,900      576
               BHP Steel, Ltd. (b)............   199,820      411
               Boral Ltd......................   167,314      422
               Brambles Industries, Ltd.......    14,503       39
               CSR Ltd........................   240,599      874
               Goodman Fielder, Ltd...........   320,194      328
               Insurance Australia Group, Ltd.   359,600      569
               Lion Nathan, Ltd...............   134,700      444
               M.I.M. Holdings, Ltd...........   513,419      463
               Mayne Group, Ltd...............   192,051      361
               Mirvac Group...................   158,800      388
               Origin Energy, Ltd.............   167,954      383
               PaperlinX Ltd..................    90,500      274
               Publishing & Broadcasting, Ltd.   168,201      832
               QBE Insurance Group, Ltd.......   158,001      718
               Santos Ltd.....................   149,119      519
               Seven Network, Ltd.............    49,701      133
               Southcorp Ltd..................    86,430      222
               WMC Resources, Ltd. (b)........    89,400      209
                                                         --------
                                                            9,886
                                                         --------
               Austria (0.2%)
               Telekom Austria AG (b).........    21,350      219
               Voest-Alpine AG................     4,831      123
                                                         --------
                                                              342
                                                         --------
               Belgium (1.0%)
               Algemene Maatschappij voor
                Nijverheidskredit NV..........    25,600      823
               Bekaert NV.....................     2,900      126
               Delhaize Group.................     4,600       82
               Solvay SA......................    11,000      723
               Tessenderlo Chemie NV..........     3,800      108
               Umicore........................     2,900      118
                                                         --------
                                                            1,980
                                                         --------
               Denmark (0.7%)
               Danisco A/S....................     4,010      133
               Danske Bank A/S................    50,500      819
               Jyske Bank A/S (b).............     2,710       76
               TDC A/S........................    14,930      386
                                                         --------
                                                            1,414
                                                         --------
               Finland (1.9%)
               Fortum Oyj.....................   261,437    1,683
               Kemira Oyj.....................    25,200      163
               Kesko Oyj......................    30,100      382
               M-real Oyj.....................    85,300      659
               Metso Corp.....................    24,388      247
               Outokumpu Oyj..................    73,450      657
               Stora Enso Oyj, A Shares (b)...     2,700       26

                                   Continued

                                      36

                                                      INTERNATIONAL EQUITY FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)

                                                      INTERNATIONAL EQUITY FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                  Shares or
                                                  Principal
                                                   Amount    Value
                                                  --------- --------
           COMMON STOCKS, continued
           Finland, continued
           Stora Enso Oyj, R Shares (b)..........   10,700  $    101
                                                            --------
                                                               3,918
                                                            --------
           France (9.3%)
           Air France............................   22,600       211
           Alcatel SA............................  127,600       923
           Alstom (b)............................   32,900       158
           Assurances Generales de France........   19,200       581
           AXA...................................  183,192     2,245
           BNP Paribas SA........................    6,167       243
           Cap Gemini SA.........................   12,900       348
           Ciments Francais SA...................    3,900       199
           Compagnie de Saint-Gobain.............   35,100     1,023
           Compagnie Gernerale des Etablissements
            Michelin.............................   15,400       491
           Esso S.A.F............................    1,000        85
           Euler & Hermes SA.....................    4,100       114
           Faurecia..............................    2,100        90
           Financiere Marc de Lacharriere........    2,700        64
           France Telecom SA.....................  109,600     2,823
           Havas SA..............................   27,000       108
           Imerys SA.............................    1,600       186
           Lafarge SA............................   13,650       852
           Lagardere S.C.A.......................   15,000       610
           Pechiney SA, A Shares.................    8,300       233
           PSA Peugeot Citroen...................   27,100     1,132
           Remy Cointreau SA.....................    3,900       117
           Renault SA............................   29,800     1,419
           Rexel SA..............................    4,000       142
           Rue Imperiale.........................      940       149
           Schneider Electric SA.................   25,220     1,101
           Societe Fonciere Lyonnaise............    3,100        97
           Societe Generale, A Shares............   10,600       619
           Sophia................................    3,100       101
           Technip-Coflexip SA...................    2,300       144
           Valeo SA..............................    8,400       241
           Vivendi Universal SA..................  114,300     1,919
                                                            --------
                                                              18,768
                                                            --------
           Germany (6.1%)
           Bayer AG..............................   60,600     1,067
           Bayerische Hypo-und Vereinsbank AG....   43,200       575
           Celanese AG (b).......................    5,200       100
           Commerzbank AG........................   44,950       322
           DaimlerChrysler AG....................   85,000     2,610
           Deutsche Bank AG......................   51,500     2,185
           Deutsche Lufthansa AG (b).............   25,900       238
           E.On AG...............................   34,600     1,556
           Fraport AG............................    8,200       145
           Fresenius Medical Care AG.............    3,500       159
           HeidelbergCement AG...................    5,800       174
           Heidelberger Druckmaschinen AG........    6,600       125
           Hochtief AG...........................    5,350        68
           Infineon Technologies AG (b)..........   75,700       529

                                   Continued

                                                   Shares or
                                                   Principal
                                                    Amount    Value
                                                   --------- --------
          COMMON STOCKS, continued
          Germany, continued
          KarstadtQuelle AG.......................     4,700 $     71
          Linde AG................................     9,900      320
          MAN AG..................................    12,850      189
          Merck KgaA..............................     4,200      125
          MG Technologies AG......................    18,300      118
          ThyssenKrupp AG.........................    31,800      353
          TUI AG..................................    13,700      178
          Volkswagen AG...........................    26,300    1,079
          WCM Beteiligungs-und Grundbesitz
           AG (b).................................    13,049       30
                                                             --------
                                                               12,316
                                                             --------
          Greece (0.3%)
          Agricultural Bank of Greece (b).........    30,900      207
          Bank of Piraeus.........................    16,200       91
          Commercial Bank of Greece...............    12,300      177
          Hellenic Petroleum SA...................    37,800      215
                                                             --------
                                                                  690
                                                             --------
          Hong Kong (1.6%)
          Hang Lung Group, Ltd....................   158,000      134
          Henderson Land Development Co., Ltd.....   265,000      761
          Hysan Development Co., Ltd..............   156,952      117
          Kerry Properties, Ltd...................   141,713      117
          New World Development Co., Ltd..........   302,806      144
          Shagri-La Asia, Ltd.....................   334,000      223
          Sino Land Co., Ltd......................   600,374      181
          Swire Pacific, Ltd......................   144,000      598
          Wharf Ltd...............................   335,000      675
          Wheelock & Co., Ltd.....................   312,000      218
                                                             --------
                                                                3,168
                                                             --------
          Ireland (0.7%)
          CRH PLC.................................    66,765      842
          Elan Corp. PLC (b)......................    44,463      132
          Irish Life & Permanent PLC..............    34,165      374
                                                             --------
                                                                1,348
                                                             --------
          Italy (4.0%)
          Banca Nazionale del Lavoro S.p.A. (b)...   450,000      546
          Banca Popolare de Lodi S.c.r.l..........    29,000      252
          Banca Popolare di Milano S.c.r.l. (b)...    80,000      285
          Beni Stabili S.p.A......................   355,000      156
          Buzzi Unicem S.p.A......................    20,000      137
          Capitalia S.p.A.........................   355,000      465
          e. Biscom (b)...........................    10,000      298
          Fiat S.p.A..............................    90,000      765
          Ifil S.p.A..............................    53,000      185
          IntesaBci S.p.A.........................   626,000    1,298
          Italcementi S.p.A.......................    37,000      354
          Olivetti S.p.A. (b)..................... 1,837,500    1,883
          Parmalat Finanziaria S.p.A..............   130,000      307
          Pirelli S.p.A...........................   400,000      357
          Societa Assicuratrice Industriale S.p.A.    12,500      132

                                   Continued

 INTERNATIONAL EQUITY FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                     Shares or
                                                     Principal
                                                      Amount    Value
                                                     --------- --------
        COMMON STOCKS, continued
        Italy, continued
        Societa' Cattolica di Assicurazioni S.c.r.l.    9,000  $    227
        Tiscali S.p.A. (b)..........................   74,000       348
                                                               --------
                                                                  7,995
                                                               --------
        Japan (21.5%)
        77th Bank, Ltd..............................   50,000       186
        Acom Co., Ltd...............................   23,700       725
        Aioi Insurance Co., Ltd.....................  110,000       208
        Aisin Seiki Co., Ltd........................   42,200       551
        Amada Co., Ltd..............................   44,000       123
        Aoyama Trading Co., Ltd.....................    9,800       132
        Asahi Kasei Corp............................  210,000       553
        Asahi National Broadcasting Co., Ltd........      146       166
        Asatsu-dk Inc...............................    6,800       115
        Autobacs Seven Co., Ltd.....................    4,900        94
        Awa Bank, Ltd...............................   31,000       135
        Bank of Fukuoka, Ltd........................   92,000       344
        Bank of Kyoto, Ltd..........................   43,000       153
        Bank of Nagoya, Ltd.........................   26,000       117
        Benesse Corp................................   14,200       170
        Chiba Bank, Ltd.............................  123,000       361
        Chudenko Corp...............................    8,500        93
        Chugoku Bank, Ltd...........................   35,000       209
        Citizen Watch Co., Ltd......................   41,000       187
        Coca-Cola West Japan Co., Ltd. (b)..........   15,300       220
        Cosmo Oil Co., Ltd..........................   83,000       103
        Dai Nippon Printing Co., Ltd................   63,000       659
        Daicel Chemical Industries, Ltd.............   48,000       142
        Daihatsu Motor Co., Ltd.....................   56,000       163
        Dainippon Ink & Chemicals, Inc..............  115,000       190
        Daishi Bank, Ltd............................   50,000       150
        Daiwa House Industry Co., Ltd...............   80,000       446
        Denso Corp..................................  114,300     1,762
        Ebara Corp..................................   40,000       111
        Ezaki Glico Co., Ltd. (b)...................   19,000       100
        Fuji Electric Co., Ltd......................   95,000       160
        Fuji Fire & Marine Insurance Co., Ltd.......   71,000       128
        Fuji Heavy Industries, Ltd..................  108,000       391
        Fujikura Ltd................................   50,000       137
        Fujitsu Ltd.................................  268,000       737
        Fukui Bank, Ltd.............................   32,000       109
        Fukuyama Transporting Co., Ltd..............   36,000       117
        Furukawa Electric Co., Ltd..................   86,000       216
        Gunma Bank, Ltd.............................   74,000       309
        Gunze Ltd...................................   31,000       114
        Hachijuni Bank, Ltd.........................   79,000       294
        Hanshin Electric Railway Co., Ltd...........   50,000       126
        Higo Bank, Ltd..............................   33,000       125
        Hitachi Cable, Ltd..........................   49,000       129
        Hitachi Ltd.................................  487,000     2,030
        Hitachi Maxell, Ltd.........................   13,000       169
        Hitachi Metals, Ltd.........................   47,000       122
        Hokkoku Bank, Ltd...........................   46,000       171
        House Foods Corp............................   14,000       123

                                   Continued

                                                    Shares or
                                                    Principal
                                                     Amount    Value
                                                    --------- --------
          COMMON STOCKS, continued
          Japan, continued
          Hyakugo Bank, Ltd........................   33,000  $    112
          Hyakujushi Bank, Ltd.....................   47,000       223
          Ishikawajima-Harima Heavy Industries Co.,
           Ltd.....................................  189,000       197
          Iyo Bank, Ltd............................   47,000       235
          Joyo Bank, Ltd...........................  126,000       335
          Juroku Bank, Ltd.........................   48,000       159
          Kamigumi Co., Ltd........................   36,000       159
          Kawasaki Heavy Industries, Ltd. (b)......  203,000       169
          Kinden Corp..............................   35,000       122
          Kirin Brewery Co., Ltd...................  143,000     1,022
          Kissei Pharmaceutical Co., Ltd. (b)......    9,000       126
          Kobe Steel, Ltd. (b).....................  378,000       205
          Kokusai Securities Co., Ltd..............   47,000       199
          Kokuyo Co., Ltd..........................   18,700       146
          Komatsu Ltd..............................  140,000       468
          Komori Corp..............................    9,000        81
          Koyo Seiko Co., Ltd......................   25,000       109
          Kuraray Co., Ltd.........................   55,000       305
          Makita Corp..............................   20,000       129
          Marubeni Corp. (b).......................  213,000       211
          Marui Co., Ltd...........................   56,000       490
          Maruichi Steel Tube, Ltd.................   13,000       141
          Matsushita Electric Industrial Co., Ltd..  328,000     3,131
          Matsushita Electric Works, Ltd...........  107,000       621
          Meiji Seika Kaisha, Ltd..................   50,000       141
          Michinoku Bank, Ltd......................   20,000       108
          Mitsubishi Gas Chemical Co., Inc.........   63,000        89
          Mitsubishi Heavy Industries, Ltd.........  492,000     1,182
          Mitsubishi Logistics Corp................   22,000       101
          Mitsubishi Materials Corp................  165,000       179
          Mitsui Engineering & Shipbuilding Co.,
           Ltd. (b)................................  109,000        84
          Mitsui Trust Holdings, Inc...............  119,000       206
          Mizuho Asset Trust & Banking Co., Ltd.
           (b).....................................  385,000       128
          Mizuho Holdings, Inc.....................    1,376     1,320
          Nanto Bank, Ltd..........................   26,000        80
          NGK Insulators, Ltd......................   10,000        54
          NGK Spark Plug Co., Ltd..................   33,000       203
          Nichicon Corp............................   10,700       122
          Nippon Broadcasting System, Inc..........    4,500       119
          Nippon Electric Glass Co., Ltd...........   21,000       200
          Nippon Meat Packers, Inc.................   33,000       318
          Nippon Oil Corp..........................  221,000       870
          Nippon Sheet Glass Co., Ltd..............   58,000       106
          Nippon Shokubai Co., Ltd.................   25,000       103
          Nishimatsu Construction Co., Ltd.........   36,000        97
          Nissay Dowa General Insurance Co., Ltd...   54,000       185
          Nisshin Seifun Group, Inc................   31,000       199
          Nisshinbo Industries, Inc................   28,000        92
          NSK Ltd..................................   80,000       221
          Obayashi Corp............................  105,000       231

                                   Continued

                                                      INTERNATIONAL EQUITY FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                 Shares or
                                                 Principal
                                                  Amount    Value
                                                 --------- --------
             COMMON STOCKS, continued
             Japan, continued
             Oki Electric Industry Co., Ltd. (b)   80,000  $    135
             Onward Kashiyama Co., Ltd..........   25,000       191
             Pioneer Corp.......................   26,200       501
             Promise Co., Ltd...................   19,500       613
             Resona Holdings, Inc. (b)..........  822,000       411
             San-in Godo Bank, Ltd..............   23,000       113
             Sanyo Shinpan Finance Co., Ltd.....    5,000       101
             Sapporo Breweries, Ltd.............   44,000        80
             Sapporo Hokuyo Holdings, Inc.......       48       183
             Seino Transportation Co., Ltd......   23,000       133
             Sekisui Chemical Co., Ltd..........   71,000       174
             Sekisui House, Ltd.................  103,000       737
             Shiga Bank, Ltd....................   32,000       117
             Shikoku Bank, Ltd..................   28,000       135
             Shimachu Co., Ltd..................    6,700       121
             Shimizu Corp.......................   23,000        56
             Shinko Securities Co., Ltd.........  107,000       120
             Shizuoka Bank, Ltd.................  109,000       652
             Shohkoh Fund & Co., Ltd............    1,500       111
             Softbank Corp......................   49,100       633
             Sumitomo Bakelite Co., Ltd.........   24,000       101
             Sumitomo Corp......................  107,000       501
             Sumitomo Electric Industries, Ltd..  109,000       741
             Sumitomo Forestry Co., Ltd.........   23,000       108
             Sumitomo Metal Industries, Ltd. (b)  479,000       188
             Sumitomo Realty & Development Co.,
              Ltd...............................   54,000       216
             Sumitomo Rubber Industries, Ltd....   32,000       116
             Taiheiyo Cement Corp...............  138,000       191
             Taisei Corp........................  127,000       228
             Taiyo Yuden Co., Ltd...............   16,000       158
             Takashimaya Co., Ltd...............   44,000       187
             Teijin Ltd.........................  135,000       357
             Teikoku Oil Co., Ltd...............   44,000       158
             Toho Bank, Ltd.....................   16,000        53
             Tokyo Style Co., Ltd...............   13,000       117
             Toppan Printing Co., Ltd...........   93,000       633
             Toray Industries, Inc..............  204,000       433
             Toto Ltd...........................   49,000       199
             Toyo Seikan Kaisha, Ltd............   31,000       343
             Toyota Auto Body Co., Ltd..........   11,000       102
             Toyota Industries Corp.............   45,700       667
             Toyota Tsusho Corp.................   37,000       153
             UFJ Holdings, Inc. (b).............      724       828
             UFJ Tsubasa Securities Co., Ltd....   80,000       131
             UNY Co., Ltd.......................   24,000       203
             Wacoal Corp........................   19,000       137
             Yamaguchi Bank, Ltd................   26,000       167
             Yamazaki Baking Co., Ltd...........   29,000       148
             Yokohama Rubber Co., Ltd...........   45,000       110
                                                           --------
                                                             43,199
                                                           --------

                                   Continued

                                                 Shares or
                                                 Principal
                                                  Amount    Value
                                                 --------- --------
            COMMON STOCKS, continued
            Netherlands (5.6%)
            ABN AMRO Holding NV.................   94,100  $  1,465
            Aegon NV............................  134,325     1,680
            Buhrmann NV.........................    7,300        27
            DSM NV..............................    9,300       402
            Hagemeyer NV........................    6,600        44
            ING Groep NV........................  185,300     2,810
            Koninklijke KPN NV (b)..............  231,600     1,624
            Koninklijke Numico NV...............   15,347       176
            Koninklijke Philips Electronics NV..  122,350     2,075
            Koninklijke Vendex KBB NV...........    5,700        55
            NV Holdingsmaatschappij De Telegraaf    3,200        50
            Oce NV..............................    7,000        70
            Vedior NV...........................   13,100        71
            VNU NV..............................   22,974       599
            Volker Wessels Stevin NV............    1,920        34
                                                           --------
                                                             11,182
                                                           --------
            New Zealand (0.2%)
            Auckland International Airport, Ltd.   34,942       103
            Carter Holt Harvey, Ltd.............  317,000       298
                                                           --------
                                                                401
                                                           --------
            Norway (0.5%)
            Bergesen d.y. ASA, A Shares.........    4,500        97
            DnB Holding ASA.....................   57,600       277
            Norske Skogsindustrier ASA..........    9,800       127
            Telenor ASA.........................  146,695       526
                                                           --------
                                                              1,027
                                                           --------
            Portugal (0.4%)
            Portugal Telecom, SGPS, SA, Bonus
             Rights.............................  110,300       772
            Sonae, SGPS, SA (b).................  148,000        65
                                                           --------
                                                                837
                                                           --------
            Singapore (0.8%)
            DBS Group Holdings, Ltd.............   92,000       540
            Fraser & Neave, Ltd.................   14,000        65
            Haw Par Corp., Ltd..................    3,393         7
            Keppel Corp., Ltd...................   49,000       104
            Oversea-Chinese Banking Corp., Ltd..   77,000       403
            United Overseas Bank, Ltd...........   94,000       567
                                                           --------
                                                              1,686
                                                           --------
            Spain (3.4%)
            Acesa Infraestructuras SA...........   13,100       155
            Banco Bilbao Vizcaya Argentaria SA..   56,700       491
            Banco de Andalucia SA...............      900        51
            Banco Pastor SA.....................    2,400        46
            Banco Santander Central Hispano SA..  247,900     1,530
            Cementos Portland SA................    1,200        44
            Corporacion Mapfre SA...............    8,100        69
            Ebro Puleva SA......................    2,400        19
            Endesa SA...........................   55,000       660
            Iberia Lineas Aereas de Espana SA...   41,000        58

                                   Continued

 INTERNATIONAL EQUITY FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                  Shares or
                                                  Principal
                                                   Amount    Value
                                                  --------- --------
           COMMON STOCKS, continued
           Spain, continued
           Inmobiliaria Colonial SA..............    2,500  $     40
           Red Electrica de Espana...............    6,000        64
           Repsol YPF SA.........................   63,400       909
           Sociedad General de Aguas de Barelona,
            SA...................................    6,262        71
           Sol Melia SA..........................    8,300        34
           Telefonica SA (b).....................  252,700     2,435
           Telefonica SA, Rights (b).............  252,700        49
           Terra Networks SA (b).................   27,900       129
           Vallehermoso SA.......................    6,900        64
                                                            --------
                                                               6,918
                                                            --------
           Sweden (2.0%)
           Drott AB, B Shares....................    9,700       110
           Gambro AB, A Shares...................   26,500       146
           Gambro AB, B Shares...................    7,300        40
           Holmen AB, B Shares...................    8,400       183
           Nordea AB.............................  316,400     1,355
           Skandia Forsakrings AB................  108,400       243
           Skandiaviska Enskilda Banken AB.......   74,300       604
           SSAB, Series A........................    7,800        90
           SSAB, Series B........................    2,000        22
           Tele2 AB, A Shares (b)................    2,300        60
           Tele2 AB, B Shares (b)................   13,300       354
           Volvo AB, A Shares....................   14,600       234
           Volvo AB, B Shares....................   32,100       535
                                                            --------
                                                               3,976
                                                            --------
           Switzerland (8.1%)
           Baloise Holding, Ltd..................   15,900       512
           Ciba Specialty Chemicals AG...........    1,700       107
           Compagnie Financiere Richemont AG.....  133,500     2,221
           Credit Suisse Group (b)...............  112,200     2,408
           Givaudan SA...........................      200        84
           Helvetia Patria Holding...............    1,200       132
           Holcim Ltd............................   10,850     1,827
           Luzerner Kantonalbank.................    2,393       274
           PSP Swiss Property AG.................    1,000       112
           Rieter Holding AG.....................    1,240       231
           SIG Holding AG........................    3,000       305
           Swatch Group AG.......................    6,700       557
           Swiss International Airlines (b)......    7,728        48
           Swiss Life Holding (b)................    6,220       384
           Syngenta AG...........................   31,000     1,869
           UBS AG (b)............................  107,700     4,649
           Unaxis Holding AG.....................    2,800       172
           Valora Holding AG.....................      810       143
           Vontobel Holding AG...................   14,200       214
                                                            --------
                                                              16,249
                                                            --------
           United Kingdom (26.6%)
           Abbey National PLC....................  354,100     2,340
           Aggregate Industries PLC..............  310,752       359
           Amvescap PLC..........................   96,000       527

                                   Continued

                                                  Shares or
                                                  Principal
                                                   Amount    Value
                                                  --------- --------
           COMMON STOCKS, continued
           United Kingdom, continued
           Arriva PLC............................    48,410 $    219
           Associated British Foods PLC..........   126,000    1,064
           Associated British Ports Holdings PLC.    71,400      445
           Aviva PLC.............................   548,000    3,537
           BAA PLC...............................   258,000    1,904
           BAE Systems PLC.......................   731,996    1,369
           Barratt Developments PLC..............    57,000      347
           BBA Group PLC.........................   116,000      291
           Bellway PLC...........................    12,000       89
           Berkeley Group PLC....................    24,290      224
           Bradford & Bingley PLC................    74,000      302
           Brambles Industries PLC...............    82,000      200
           Britannic Group PLC...................    42,800       83
           British Airways PLC (b)...............   263,000      494
           British Land Co. PLC..................   114,470      764
           Brixton PLC...........................    55,200      187
           Cable & Wireless PLC..................   530,674      484
           Canary Wharf Group PLC................   141,200      522
           Celltech Group PLC (b)................    45,000      237
           Chelsfield PLC........................    68,000      269
           COLT Telecom Group PLC (b)............   366,000      214
           Corus Group PLC (b)...................   760,600      331
           Debenhams PLC.........................    62,697      264
           FKI PLC...............................   102,000      122
           Friends Provident PLC.................   418,000      606
           Galen Holdings PLC....................    41,000      219
           George Wimpey PLC.....................    91,523      372
           Granada PLC...........................   609,286      643
           Greene King PLC.......................    16,000      177
           Hammerson PLC.........................    67,000      501
           Hanson PLC............................   179,000      772
           Hilton Group PLC......................   383,900      979
           Inchcape PLC..........................    11,000      121
           International Power PLC (b)...........   271,500      392
           J Sainsbury PLC.......................   477,493    1,846
           Lex Service PLC.......................    16,900       92
           Liberty International PLC.............    75,374      657
           Logica PLC............................    97,950      195
           Luminar PLC...........................    15,000       70
           Millennium & Copthorne Hotels PLC.....    64,000      209
           mmO2 PLC (b).......................... 2,106,000    1,601
           National Express Group PLC............    25,000      149
           Pearson PLC...........................   174,000    1,555
           Peninsular & Oriental Steam Navigation
            Co...................................   162,000      431
           Persimmon PLC.........................    51,000      341
           Pilkington PLC........................   314,151      352
           RMC Group PLC.........................    62,000      387
           Rolls-Royce PLC.......................   382,200      614
           Royal & Sun Alliance Insurance Group
            PLC..................................   349,900      555
           Safeway PLC...........................   253,000    1,323
           Schroders PLC.........................    49,000      358

                                   Continued

                                                      INTERNATIONAL EQUITY FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                              Shares or
                                              Principal
                                               Amount    Value
                                              --------- --------
                COMMON STOCKS, continued
                United Kingdom, continued
                Scottish Power PLC...........   344,645 $  1,902
                Six Continents PLC...........   210,500    1,787
                Slough Estates PLC...........   101,100      490
                Somerfield PLC...............   107,000      144
                Stagecoach Group PLC.........   191,000      108
                Standard Chartered PLC.......   180,600    1,852
                Tate & Lyle PLC..............    64,000      298
                Taylor Woodrow PLC...........   133,370      361
                Thistle Hotels PLC...........   117,000      188
                Trinity Mirror PLC...........    70,880      430
                United Business Media PLC....    56,000      228
                Vodafone Group PLC........... 6,573,300   11,776
                WH Smith Group PLC...........    62,000      298
                Whitbread PLC................    71,000      579
                Wilson Bowden PLC............    18,000      199
                Woolworths Group PLC.........   204,000      101
                                                        --------
                                                          53,446
                                                        --------
                TOTAL COMMON STOCKS..........            200,746
                                                        --------
                TOTAL INVESTMENTS
                 (Cost $232,530) (a) -- 99.8%            200,746
                Other assets in excess of
                 liabilities -- 0.2%.........                332
                                                        --------
                NET ASSETS -- 100.0%.........           $201,078
                                                        ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                     Unrealized appreciation.... $  8,662
                     Unrealized depreciation....  (40,446)
                                                 --------
                     Net unrealized depreciation $(31,784)
                                                 ========

(b)Represents non-income producing securities.
PLC -- Public Limited Company

                                   Continued


The table below sets forth the diversification of the International Equity Fund investments by industry.

                      Industry Diversification     Percent**
                      ------------------------     ---------
                   Advertising....................    0.1%
                   Aerospace/Defense..............    1.0%
                   Airlines.......................    1.6%
                   Automobile.....................    6.0%
                   Banking........................   18.1%
                   Beverages......................    1.1%
                   Building Products..............    5.4%
                   Chemicals......................    2.5%
                   Computer Services..............    0.5%
                   Diversified....................    4.1%
                   Educational Services...........    0.1%
                   Electrical & Electronics.......    7.3%
                   Energy Sources.................    1.1%
                   Financial Services.............    2.8%
                   Food & Household Products......    1.7%
                   Food Retailers.................    1.5%
                   Forest Products & Paper........    0.9%
                   Hotels & Lodging...............    0.7%
                   Insurance......................    8.5%
                   Machinery......................    1.7%
                   Materials & Commodities........    2.6%
                   Medical Products...............    0.3%
                   Office Equipment...............    0.1%
                   Oil & Gas Production & Services    2.6%
                   Pharmaceutical.................    0.9%
                   Publishing.....................    4.4%
                   Real Estate....................    3.6%
                   Retail.........................    4.0%
                   Rubber -- Tires................    0.1%
                   Telecommunications.............   13.5%
                   Transportation.................    1.0%
                                                     -----
                       Total Common Stocks........   99.8%
                                                     =====

**Percentages indicated are based on net assets.

                      See notes to financial statements.

 BALANCED FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)



                                                 Shares or
                                                 Principal
                                                  Amount      Value
                                                 ---------- ---------
         COMMON STOCKS (52.3%)
         Automotive (0.0%)
         Ford Motor Co..........................          8 $      --*
                                                            ---------
         Banking (0.5%)
         Bank of America Corp...................     10,000       701
                                                            ---------
         Beverages (1.3%)
         PepsiCo, Inc...........................     48,360     1,958
                                                            ---------
         Business Services (1.1%)
         MPS Group, Inc. (b)....................     61,500       354
         Reynolds & Reynolds Co., Class A.......     52,000     1,294
                                                            ---------
                                                                1,648
                                                            ---------
         Chemicals -- Specialty (1.0%)
         Engelhard Corp.........................     70,000     1,450
         Monsanto Co............................      6,823       120
                                                            ---------
                                                                1,570
                                                            ---------
         Computer Hardware (3.2%)
         Dell Computer Corp. (b)................     77,380     1,846
         Hewlett-Packard Co.....................     30,000       522
         IBM Corp...............................     30,618     2,396
                                                            ---------
                                                                4,764
                                                            ---------
         Computer Software & Services (4.1%)
         Automatic Data Processing, Inc.........     49,231     1,707
         Cisco Systems, Inc. (b)................    146,320     1,956
         Computer Associates International, Inc.     30,000       401
         Microsoft Corp. (b)....................     44,060     2,091
                                                            ---------
                                                                6,155
                                                            ---------
         Diversified Manufacturing (1.2%)
         General Electric Co....................     78,900     1,826
                                                            ---------
         Electrical & Electronic (0.6%)
         Avnet, Inc. (b)........................     52,000       540
         Solectron Corp. (b)....................     80,000       287
                                                            ---------
                                                                  827
                                                            ---------
         Financial Services (4.2%)
         Citigroup, Inc.........................     78,519     2,699
         J.P. Morgan Chase & Co.................     15,000       350
         Washington Mutual, Inc.................     93,750     3,230
                                                            ---------
                                                                6,279
                                                            ---------
         Food Distributors & Wholesalers (1.7%)
         SYSCO Corp.............................     87,535     2,571
                                                            ---------
         Food Products, Processing, & Packaging (0.2%)
         Sensient Technologies Corp.............     10,000       228
                                                            ---------
         Forest & Paper Products (2.4%)
         Georgia-Pacific Corp...................     30,000       461
         International Paper Co.................     35,000     1,249
         MeadWestvaco Corp......................     50,000     1,203
         Weyerhaeuser Co........................     15,000       721
                                                            ---------
                                                                3,634
                                                            ---------
         Health Care (2.9%)
         Cardinal Health, Inc...................     38,851     2,266

                                   Continued

                                                     Shares or
                                                     Principal
                                                      Amount    Value
                                                     --------- -------
          COMMON STOCKS, continued
          Health Care, continued
          Johnson & Johnson.........................   37,960  $ 2,035
                                                               -------
                                                                 4,301
                                                               -------
          Insurance (4.4%)
          ACE Ltd...................................   10,000      295
          American International Group, Inc.........   34,480    1,866
          Chubb Corp................................   20,000    1,074
          Marsh & McLennan Cos., Inc................   30,000    1,279
          St. Paul Cos., Inc........................   60,000    1,958
          Travelers Property Casualty Corp., Class A
           (b)......................................    2,259       37
          Travelers Property Casualty Corp., Class B
           (b)......................................    4,671       75
                                                               -------
                                                                 6,584
                                                               -------
          Media (1.6%)
          McGraw Hill Cos., Inc.....................   39,957    2,366
                                                               -------
          Medical Equipment & Supplies (1.3%)
          Stryker Corp..............................   32,783    1,975
                                                               -------
          Medical Supplies (1.2%)
          C.R. Bard, Inc............................   31,100    1,763
                                                               -------
          Newspapers (0.5%)
          Gannett Co., Inc..........................   11,000      799
                                                               -------
          Oil & Gas Exploration, Production, &
           Services (5.9%)
          Burlington Resources, Inc.................   17,200      759
          ChevronTexaco Corp........................   24,260    1,562
          El Paso Corp..............................   50,000      422
          Kerr-McGee Corp...........................   25,000    1,044
          Marathon Oil Corp.........................   83,000    1,735
          Noble Energy, Inc.........................   25,000      893
          Sunoco, Inc...............................   50,000    1,566
          Valero Energy Corp........................   27,794      956
                                                               -------
                                                                 8,937
                                                               -------
          Pharmaceuticals (4.5%)
          Baxter International, Inc.................   20,000      564
          Bristol-Myers Squibb Co...................   15,000      354
          Merck & Co., Inc..........................   39,060    2,164
          Pfizer, Inc...............................   64,430    1,956
          Pharmacia Corp............................   40,000    1,671
                                                               -------
                                                                 6,709
                                                               -------
          Retail (4.2%)
          CVS Corp..................................   20,000      452
          May Department Stores Co..................   25,500      523
          Target Corp...............................   63,100    1,780
          Wal-Mart Stores, Inc......................   35,942    1,718
          Walgreen Co...............................   61,938    1,796
                                                               -------
                                                                 6,269
                                                               -------
          Semiconductors (1.1%)
          Intel Corp................................  108,970    1,706
                                                               -------

                                   Continued

                                                                  BALANCED FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                   Shares or
                                                   Principal
                                                    Amount    Value
                                                   --------- -------
           COMMON STOCKS, continued
           Transportation Leasing & Trucking (0.5%)
           US Freightways Corp....................   28,000  $   736
                                                             -------
           Travel (0.4%)
           Cendant Corp. (b)......................   50,000      554
                                                             -------
           Utilities -- Electric & Gas (0.8%)
           CenterPoint Energy, Inc................   80,000      558
           Constellation Energy Group.............   14,400      398
           Duke Energy Corp.......................   15,000      255
           Texas Genco Holdings, Inc. (b).........    4,000       60
                                                             -------
                                                               1,271
                                                             -------
           Utilities -- Telecommunications (1.5%)
           BellSouth Corp.........................   15,000      342
           SBC Communications, Inc................   15,000      367
           Verizon Communications, Inc............   38,400    1,469
                                                             -------
                                                               2,178
                                                             -------
           TOTAL COMMON STOCKS....................            78,309
                                                             -------
           CORPORATE BONDS (22.4%)
           Aluminum (0.7%)
           Alcoa, Inc., 7.38%, 8/1/10.............  $   900    1,052
                                                             -------
           Banking (3.7%)
           Branch Banking & Trust, 4.88%, 1/15/13.      500      503
           Northern Trust Co., 7.10%, 8/1/09......    1,000    1,172
           SunTrust Banks, Inc., 7.38%, 7/1/06....    2,000    2,261
           Wachovia Corp., 6.63%, 11/15/06........    1,475    1,647
                                                             -------
                                                               5,583
                                                             -------
           Consumer Goods (4.1%)
           Coca-Cola Co., 4.00%, 6/1/05...........    1,000    1,044
           Procter & Gamble Co., 5.25%, 9/15/03...    2,000    2,045
           Unilever Capital Corp., 6.88%, 11/1/05.    2,000    2,230
           Unilever Capital Corp., 7.13%, 11/1/10.      800      940
                                                             -------
                                                               6,259
                                                             -------
           Data Processing -- Management (1.5%)
           First Data Corp., 6.75%, 7/15/05.......    2,000    2,175
                                                             -------
           Diversified Manufacturing (1.7%)
           Avnet Inc., 6.45%, 8/15/03.............    2,500    2,535
                                                             -------
           Electrical & Electronic (1.0%)
           General Electric Co., 5.00%, 2/1/13....    1,500    1,499
                                                             -------
           Financial Services (1.8%)
           Boeing Capital Corp., 7.38%, 9/27/10...      475      531
           Commercial Credit Co., 7.88%, 7/15/04..    1,000    1,078
           Ford Motor Credit Corp., 6.13%, 3/20/04    1,000    1,022
                                                             -------
                                                               2,631
                                                             -------
           Food Products & Services (0.7%)
           Sysco Corp., 4.75%, 7/30/05............    1,000    1,060
                                                             -------
           Industrial Goods & Services (1.5%)
           Illinois Tool Works Inc., 5.75%, 3/1/09    2,000    2,187
                                                             -------

                                   Continued

                                                   Shares or
                                                   Principal
                                                    Amount    Value
                                                   --------- -------
            Insurance (2.0%)
            Prudential Funding LLC,
             6.60%, 5/15/08, (c)                       2,000 $ 2,215
            St. Paul Cos., Inc., 5.75%, 3/15/07...       750     781
                                                             -------
                                                               2,996
                                                             -------
            Newspapers (0.4%)
            Times Mirror Co., 7.45%, 10/15/09.....       500     589
                                                             -------
            Oil & Gas Exploration, Production, &
             Services (1.1%)
            Conoco Inc., 6.35%, 4/15/09...........     1,500   1,675
                                                             -------
            Retail (2.2%)
            McDonald's Corp., 5.75%, 3/1/12.......     1,200   1,292
            Sears, Roebuck and Co., 6.00%, 3/20/03     2,000   2,000
                                                             -------
                                                               3,292
                                                             -------
            TOTAL CORPORATE BONDS.................            33,533
                                                             -------
            MUNICIPAL BONDS (2.8%)
            Illinois (2.8%)
            Chicago Public Building, 7.00%, 1/1/06     3,800   4,254
                                                             -------
            TOTAL MUNICIPAL BONDS.................             4,254
                                                             -------
            U.S. GOVERNMENT AGENCIES (9.8%)
            Fannie Mae (2.6%)
            6.21%, 11/7/07........................     3,500   3,940
                                                             -------
            Freddie Mac (2.5%)
            5.83%, 2/9/06.........................     2,000   2,198
            6.25%, 3/5/12, Callable 3/5/07 @ 100..     1,500   1,615
                                                             -------
                                                               3,813
                                                             -------
            Government National Mortgage Assoc.
             (3.2%)
            6.50%, 11/20/28 - 6/15/32.............     4,490   4,708
                                                             -------
            Tennessee Valley Authority (1.5%)
            5.38%, 11/13/08.......................     2,000   2,183
                                                             -------
            TOTAL U.S. GOVERNMENT
             AGENCIES.............................            14,644
                                                             -------
            U.S. TREASURY BONDS (6.0%)
            7.50%, 11/15/16.......................     3,000   3,889
            7.25%, 8/15/22........................     3,000   3,873
            6.25%, 8/15/23........................     1,000   1,165
                                                             -------
            TOTAL U.S. TREASURY BONDS.............             8,927
                                                             -------
            U.S. TREASURY NOTES (2.4%)
            3.25%, 5/31/04........................     3,500   3,585
                                                             -------
            TOTAL U.S. TREASURY NOTES.............             3,585
                                                             -------
            INVESTMENT COMPANIES (3.6%)
            AmSouth Prime Money Market Fund....... 3,128,626   3,129
            AmSouth U.S. Treasury Money Market
             Fund.................................   318,180     318
            S & P Depositary Receipt..............    22,279   1,917
                                                             -------
            TOTAL INVESTMENT COMPANIES............             5,364
                                                             -------

                                   Continued

 BALANCED FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                              Shares or
                                              Principal
                                               Amount    Value
                                              --------- --------
                TOTAL INVESTMENTS
                 (Cost $140,195) (a) -- 99.3%           $148,616
                Other assets in excess of
                 liabilities -- 0.7%.........                988
                                                        --------
                NET ASSETS -- 100.0%.........           $149,604
                                                        ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                     Unrealized appreciation.... $ 18,627
                     Unrealized depreciation....  (10,206)
                                                 --------
                     Net unrealized appreciation $  8,421
                                                 ========

(b)Represents non-income producing security.
(c)Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
* Due to rounding, figure is below thousand-dollar threshold.

                      See notes to financial statements.

                                                          STRATEGIC PORTFOLIOS:
                                                    AGGRESSIVE GROWTH PORTFOLIO
                                              Schedule of Portfolio Investments

                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)

                                                       Shares   Value
                                                       ------- -------
         INVESTMENTS IN AFFILIATES (100.0%)
         Investment Companies (100.0%)
         AmSouth Capital Growth Fund, I Shares........ 534,717 $ 4,027
         AmSouth Enhanced Market Fund, I Shares....... 123,617   1,053
         AmSouth International Equity Fund,
          I Shares.................................... 289,992   2,073
         AmSouth Large Cap Fund, I Shares............. 225,026   3,150
         AmSouth Limited Term Bond Fund,
          I Shares....................................  81,439     876
         AmSouth Mid Cap Fund, I Shares............... 119,360   1,055
         AmSouth Prime Money Market Fund,
          I Shares.................................... 218,868     219
         AmSouth Select Equity Fund, I Shares.........  42,416     445
         AmSouth Small Cap Fund, I Shares (b)......... 171,838   1,050
         AmSouth Value Fund, I Shares................. 689,828   8,120
                                                               -------
         TOTAL INVESTMENTS IN
          AFFILIATES..................................          22,068
                                                               -------
         TOTAL INVESTMENTS
          (Cost $24,909) (a) -- 100.0%................          22,068
         Other assets in excess of liabilities -- 0.0%               6
                                                               -------
         NET ASSETS -- 100.0%.........................         $22,074
                                                               =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                      Unrealized appreciation.... $   258
                      Unrealized depreciation....  (3,099)
                                                  -------
                      Net unrealized depreciation $(2,841)
                                                  =======

(b)Represents non-income producing security.

                      See notes to financial statements.

 STRATEGIC PORTFOLIOS:
 GROWTH PORTFOLIO
 Schedule of Portfolio Investments

January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                       Shares   Value
                                                       ------- -------
         INVESTMENTS IN AFFILIATES (99.8%)
         Investment Companies (99.8%)
         AmSouth Bond Fund, I Shares.................. 151,782 $ 1,749
         AmSouth Capital Growth Fund, I Shares........ 364,114   2,742
         AmSouth Enhanced Market Fund, I Shares.......  69,304     590
         AmSouth Government Income Fund,
          I Shares.................................... 189,173   1,943
         AmSouth International Equity Fund,
          I Shares.................................... 189,674   1,356
         AmSouth Large Cap Fund, I Shares............. 175,217   2,453
         AmSouth Limited Term Bond Fund,
          I Shares.................................... 180,726   1,945
         AmSouth Mid Cap Fund, I Shares...............  78,069     690
         AmSouth Prime Money Market Fund,
          I Shares.................................... 194,281     194
         AmSouth Select Equity Fund, I Shares.........  28,238     297
         AmSouth Small Cap Fund, I Shares (b)......... 112,394     687
         AmSouth Value Fund, I Shares................. 416,554   4,902
                                                               -------
         TOTAL INVESTMENTS IN
          AFFILIATES..................................          19,548
                                                               -------
         TOTAL INVESTMENTS
          (Cost $20,304) (a) -- 99.8%.................          19,548
         Other assets in excess of liabilities -- 0.2%              40
                                                               -------
         NET ASSETS -- 100.0%.........................         $19,588
                                                               =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                      Unrealized appreciation.... $   255
                      Unrealized depreciation....  (1,011)
                                                  -------
                      Net unrealized depreciation $  (756)
                                                  =======

(b)Represents non-income producing security.

                      See notes to financial statements.

                                                          STRATEGIC PORTFOLIOS:
                                                    GROWTH AND INCOME PORTFOLIO
                                              Schedule of Portfolio Investments

                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                       Shares    Value
                                                      --------- -------
        INVESTMENTS IN AFFILIATES (100.0%)
        Investment Companies (100.0%)
        AmSouth Bond Fund, I Shares..................   924,387 $10,649
        AmSouth Capital Growth Fund, I Shares........ 1,018,258   7,667
        AmSouth Enhanced Market Fund, I Shares.......   452,223   3,853
        AmSouth Government Income Fund, I
         Shares...................................... 1,110,962  11,410
        AmSouth International Equity Fund, I
         Shares......................................   583,474   4,172
        AmSouth Large Cap Fund, I Shares.............   425,321   5,954
        AmSouth Limited Term Bond Fund, I
         Shares...................................... 1,061,356  11,420
        AmSouth Mid Cap Fund, I Shares...............   240,156   2,123
        AmSouth Prime Money Market Fund, I
         Shares......................................   760,639     761
        AmSouth Select Equity Fund, I Shares.........   184,263   1,935
        AmSouth Small Cap Fund, I Shares (b).........   345,745   2,113
        AmSouth Value Fund, I Shares................. 1,223,154  14,396
                                                                -------
        TOTAL INVESTMENTS IN
         AFFILIATES..................................            76,453
                                                                -------
        TOTAL INVESTMENTS
         (Cost $77,342) (a) -- 100.0%................            76,453
        Other assets in excess of liabilities -- 0.0%                10
                                                                -------
        NET ASSETS -- 100.0%.........................           $76,463
                                                                =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                      Unrealized appreciation...... $   986
                      Unrealized depreciation......  (1,875)
                                                    -------
                      Net unrealized depreciation.. $  (889)
                                                    =======

(b)Represents non-income producing security.

                      See notes to financial statements.

 STRATEGIC PORTFOLIOS: MODERATE
 GROWTH AND INCOME PORTFOLIO
 Schedule of Portfolio Investments

January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                       Shares   Value
                                                       ------- -------
         INVESTMENTS IN AFFILIATES (99.9%)
         Investment Companies (99.9%)
         AmSouth Bond Fund, I Shares.................. 407,026 $ 4,689
         AmSouth Capital Growth Fund, I Shares........ 340,006   2,560
         AmSouth Enhanced Market Fund, I Shares.......  77,437     660
         AmSouth Government Income Fund, I
          Shares...................................... 456,567   4,689
         AmSouth International Equity Fund, I Shares..  27,249     195
         AmSouth Large Cap Fund, I Shares............. 169,154   2,368
         AmSouth Limited Term Bond Fund, I Shares..... 436,181   4,693
         AmSouth Mid Cap Fund, I Shares...............  22,431     198
         AmSouth Prime Money Market Fund, I
          Shares...................................... 260,497     260
         AmSouth Select Equity Fund, I Shares.........  18,931     199
         AmSouth Small Cap Fund, I Shares (b).........  32,293     197
         AmSouth Value Fund, I Shares................. 463,577   5,457
                                                               -------
         TOTAL INVESTMENTS IN
          AFFILIATES..................................          26,165
                                                               -------
         TOTAL INVESTMENTS
          (Cost $26,273) (a) -- 99.9%.................          26,165
         Other assets in excess of liabilities -- 0.1%              30
                                                               -------
         NET ASSETS -- 100.0%.........................         $26,195
                                                               =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                       Unrealized appreciation.... $ 314
                       Unrealized depreciation....  (422)
                                                   -----
                       Net unrealized depreciation $(108)
                                                   =====

(b)Represents non-income producing security.

                      See notes to financial statements.

                                                         GOVERNMENT INCOME FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)



                                                  Shares or
                                                  Principal
                                                   Amount     Value
                                                 ----------- --------
           U.S. GOVERNMENT AGENCIES (80.4%)
           Fannie Mae (9.1%)
           5.75%, 4/15/03 -- 6/15/05............ $     2,250 $  2,290
           5.63%, 5/14/04.......................         500      526
           4.50%, 12/13/05, Callable 6/13/03
            @100................................       1,000    1,009
           5.65%, 3/21/06, Callable 3/21/03
            @100................................       5,000    5,026
           6.44%, 8/14/07, MTN..................         500      567
           6.27%, 2/5/08, Callable 2/5/03 @ 100,
            MTN.................................       5,000    5,000
           6.00%, 5/15/08.......................       7,000    7,869
           7.50%, 4/1/15 -- 6/1/15..............       2,355    2,519
           8.00%, 7/1/15........................       1,298    1,403
                                                             --------
                                                               26,209
                                                             --------
           Federal Farm Credit Bank (9.4%)
           5.76%, 7/7/03, MTN...................         750      765
           5.07%, 12/15/03......................       9,000    9,292
           3.88%, 12/15/04......................       1,000    1,036
           5.75%, 9/1/05, MTN...................         500      544
           4.00%, 9/5/06, Callable 3/5/03 @ 100.       2,500    2,506
           5.70%, 9/3/08........................       7,000    7,734
           5.05%, 12/27/12, Callable 12/27/05
            @100................................       5,000    5,081
                                                             --------
                                                               26,958
                                                             --------
           Federal Home Loan Bank (8.8%)
           3.38%, 5/14/04.......................         800      819
           6.34%, 6/29/04.......................         750      797
           4.13%, 11/15/04......................       1,000    1,040
           7.25%, 5/13/05.......................      10,000   11,181
           5.50%, 8/15/08.......................         375      411
           5.80%, 9/2/08........................       4,000    4,448
           5.82%, 3/30/09.......................       1,000    1,115
           5.89%, 3/30/09.......................       5,000    5,592
                                                             --------
                                                               25,403
                                                             --------
           Freddie Mac (9.9%)
           3.25%, 12/15/03......................       1,500    1,526
           5.00%, 1/15/04.......................       7,000    7,241
           5.50%, 8/1/08........................       2,875    2,976
           6.25%, 3/5/12, Callable 3/5/07 @ 100.       2,000    2,153
           6.00%, 5/1/16 - 6/1/31...............       9,720   10,159
           6.50%, 5/1/31........................       1,591    1,660
           7.00%, 6/1/31........................       2,544    2,679
                                                             --------
                                                               28,394
                                                             --------
           Government National Mortgage Assoc. (27.6%)
           5.00%, 12/15/17......................       2,987    3,075
           5.50%, 2/15/14 - 2/20/32.............      15,124   15,697
           6.00%, 5/15/16 - 6/15/31.............      18,710   19,651
           6.50%, 7/15/14 - 5/15/31.............       9,254    9,818
           6.75%, 4/15/26.......................       2,014    2,139
           7.00%, 8/15/11 - 2/15/30.............       9,428   10,019
           7.50%, 5/15/10 - 8/20/30.............      12,538   13,462
           8.00%, 7/15/26 - 6/20/30.............       4,369    4,734

                                   Continued

                                                         GOVERNMENT INCOME FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                 Shares or
                                                 Principal
                                                  Amount     Value
                                                 ---------- --------
           U.S. GOVERNMENT AGENCIES, continued
           Government National Mortgage Assoc., continued
           8.50%, 11/15/20 - 8/15/21............ $       30 $     34
           9.00%, 6/15/18 - 9/15/22.............        276      309
           9.50%, 5/15/18 - 8/15/21.............        214      242
                                                            --------
                                                              79,180
                                                            --------
           Private Export Funding (6.1%)
           6.31%, 9/30/04, Series C.............      2,000    2,145
           6.45%, 9/30/04, Series H.............      1,000    1,075
           5.53%, 4/30/06.......................      3,500    3,819
           6.49%, 7/15/07, Series B.............      2,000    2,270
           5.75%, 1/15/08.......................      4,300    4,758
           5.87%, 7/31/08, Series D.............      3,000    3,341
                                                            --------
                                                              17,408
                                                            --------
           Sallie Mae (4.1%)
           3.38%, 7/15/04.......................      9,000    9,230
           5.25%, 3/15/06.......................      2,300    2,487
                                                            --------
                                                              11,717
                                                            --------
           Tennessee Valley Authority (5.4%)
           5.38%, 11/13/08......................      3,850    4,202
           5.63%, 1/18/11, Series A.............      5,000    5,478
           6.75%, 11/1/25.......................      5,000    5,831
                                                            --------
                                                              15,511
                                                            --------
           TOTAL U.S. GOVERNMENT
            AGENCIES............................             230,780
                                                            --------
           U.S. TREASURY NOTES (16.5%)
           4.25%, 3/31/03.......................      1,000    1,005
           4.00%, 4/30/03.......................      1,000    1,007
           5.75%, 8/15/03 - 8/15/10.............     19,000   20,474
           2.75%, 9/30/03 - 10/31/03............     10,000   10,105
           7.50%, 2/15/05.......................      2,000    2,230
           5.63%, 2/15/06.......................      2,000    2,201
           3.50%, 11/15/06......................      1,000    1,033
           4.38%, 5/15/07.......................      1,500    1,596
           3.25%, 8/15/07.......................      7,500    7,619
                                                            --------
           TOTAL U.S. TREASURY NOTES............              47,270
                                                            --------
           INVESTMENT COMPANIES (2.0%)
           AIM Treasury Money Market Fund.......  4,736,865    4,737
           AmSouth Treasury Reserve Money Market
            Fund................................  1,103,341    1,103
                                                            --------
           TOTAL INVESTMENT
            COMPANIES...........................               5,840
                                                            --------
           TOTAL INVESTMENTS
            (Cost $268,047) (a) -- 98.9%........             283,890
           Other assets in excess of
            liabilities -- 1.1%.................               3,165
                                                            --------
           NET ASSETS -- 100.0%.................            $287,055
                                                            ========

                                   Continued

--------
(a)Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $15,868
                      Unrealized depreciation....     (25)
                                                  -------
                      Net unrealized appreciation $15,843
                                                  =======

MTN -- Medium Term Note

                      See notes to financial statements.

 LIMITED TERM BOND FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)



                                                  Shares or
                                                  Principal
                                                   Amount     Value
                                                 ----------- --------
          CORPORATE BONDS (66.7%)
          Automotive -- Finance (5.4%)
          Ford Motor Credit Co., 6.70%, 7/16/04. $     3,500 $  3,600
          General Motors Acceptance Corp.,
           7.13%, 5/1/03........................       3,500    3,536
          Toyota Motor Credit Corp.,
           5.65%, 1/15/07.......................       3,000    3,236
                                                             --------
                                                               10,372
                                                             --------
          Banking (3.8%)
          Bank of New York, 3.90%, 9/1/07.......       1,000    1,014
          First Union Corp., 6.88%, 9/15/05.....       2,000    2,222
          FleetBoston Financial Corp.,
           4.88%, 12/1/06.......................       2,000    2,088
          Northern Trust Co., 6.70%, 9/15/05....       1,725    1,906
                                                             --------
                                                                7,230
                                                             --------
          Beverages (1.8%)
          Coca-Cola Co., 6.00%, 7/15/03.........       2,000    2,040
          Coca-Cola Co., 5.25%, 5/15/07.........       1,000    1,067
          Diageo Capital PLC, 6.63%, 6/24/04....         360      383
                                                             --------
                                                                3,490
                                                             --------
          Building Products (1.1%)
          Vulcan Materials Co., 5.75%, 4/1/04...       2,000    2,086
                                                             --------
          Computer Software (1.6%)
          IBM Corp., 5.95%, 6/2/03, MTN.........       1,000    1,014
          IBM Corp., 5.63%, 4/12/04, MTN........       1,045    1,091
          IBM Corp., 4.13%, 6/30/05.............       1,000    1,047
                                                             --------
                                                                3,152
                                                             --------
          Consumer Goods (2.8%)
          Procter & Gamble Co., 5.25%, 9/15/03..       2,000    2,045
          Unilever Capital Corp., 6.88%, 11/1/05       3,000    3,343
                                                             --------
                                                                5,388
                                                             --------
          Cosmetics/Personal Care (1.1%)
          Colgate-Palmolive Co.,
           5.34%, 3/27/06.......................       2,000    2,153
                                                             --------
          Data Processing/Management (1.6%)
          First Data Corp., 4.70%, 11/1/06......       3,000    3,139
                                                             --------
          Electronic Components/Instruments (1.2%)
          Emerson Electric Co., 7.88%, 6/1/05...       2,000    2,244
                                                             --------
          Entertainment (0.5%)
          Walt Disney Co.,
           5.13%, 12/15/03, MTN.................       1,000    1,025
                                                             --------
          Financial Services (13.9%)
          American Express Credit Corp.,
           4.25%, 2/7/05, MTN...................       2,000    2,073
          Associates Corp. NA, 5.75%, 11/1/03...       1,000    1,032
          Bear Stearns & Co., Inc.,
           6.13%, 2/1/03........................       3,500    3,500
          General Electric Capital Corp.,
           5.00%, 2/15/07, MTN..................       3,700    3,895
          Household Netherlands,
           6.20%, 12/1/03.......................       2,500    2,581

                                   Continued

                                                  Shares or
                                                  Principal
                                                   Amount     Value
                                                 ----------- --------
          CORPORATE BONDS, continued
          Financial Services, continued
          John Deere Capital Corp.,
           5.90%, 4/8/03........................ $     2,000 $  2,015
          Merrill Lynch & Co., 6.00%, 11/15/04..       4,000    4,245
          Morgan Stanley Group, Inc.,
           6.10%, 4/15/06.......................       3,500    3,802
          Norwest Financial, Inc.,
           6.70%, 9/22/04.......................       3,000    3,221
          Salomon Smith Barney Holdings,
           6.63%, 11/15/03......................         650      677
                                                             --------
                                                               27,041
                                                             --------
          Food Products & Services (1.8%)
          Hershey Foods Corp., 6.70%, 10/1/05...       1,710    1,885
          Sysco Corp., 4.75%, 7/30/05...........       1,500    1,590
                                                             --------
                                                                3,475
                                                             --------
          Industrial Goods & Services (1.4%)
          3M Co., 4.15%, 6/30/05, MTN...........         500      525
          Archer-Daniels-Midland,
           6.25%, 5/15/03.......................       2,100    2,129
                                                             --------
                                                                2,654
                                                             --------
          Insurance (3.9%)
          AIG SunAmerica Institutional Funding,
           Ltd., 5.20%, 5/10/04 (b).............       2,000    2,083
          American General Finance,
           5.75%, 11/1/03.......................       2,000    2,058
          Marsh & McLennan Cos., Inc.,
           6.63%, 6/15/04.......................         750      798
          St. Paul Cos., Inc., 5.75%, 3/15/07...       2,500    2,603
                                                             --------
                                                                7,542
                                                             --------
          Newspapers (1.2%)
          New York Times, 7.63%, 3/15/05........       2,000    2,223
                                                             --------
          Oil & Gas Exploration, Production, &
           Services (4.1%)
          Amoco Co., 6.25%, 10/15/04............       3,200    3,416
          Chevron Corp., 6.63%, 10/1/04.........       2,000    2,145
          Phillips Petroleum Co., 8.50%, 5/25/05       2,000    2,264
                                                             --------
                                                                7,825
                                                             --------
          Pharmaceuticals (3.8%)
          Abbott Laboratories, 5.63%, 7/1/06....       2,000    2,178
          Bristol-Myers Squibb Co.,
           4.75%, 10/1/06.......................       1,650    1,742
          Eli Lilly & Co., 5.50%, 7/15/06.......       2,000    2,150
          Merck & Co., Inc., 4.13%, 1/18/05.....       1,150    1,196
                                                             --------
                                                                7,266
                                                             --------
          Printing (0.5%)
          R.R. Donnelley & Sons,
           5.00%, 11/15/06......................       1,000    1,023
                                                             --------
          Restaurants (1.1%)
          McDonald's Corp.,
           5.38%, 4/30/07, MTN..................       2,000    2,151
                                                             --------

                                   Continued

                                                         LIMITED TERM BOND FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                 Shares or
                                                 Principal
                                                  Amount     Value
                                                ----------- --------
           CORPORATE BONDS, continued
           Retail (8.3%)
           Dayton Hudson Co., 6.40%, 2/15/03... $     2,500 $  2,503
           Lowe's Cos., Inc., 6.38%, 12/15/05..       1,000    1,104
           May Department Stores Co.,
            7.15%, 8/15/04.....................       1,750    1,875
           Sears Credit Account Master Trust,
            6.75%, 9/16/09.....................       5,000    5,512
           Sears Roebuck Acceptance Corp.,
            6.56%, 11/20/03....................         850      859
           Sears, Roebuck and Co.,
            6.00%, 3/20/03.....................       1,000    1,000
           Target Corp., 7.50%, 2/15/05........       1,000    1,101
           Wal-Mart Stores, Inc., 5.45%, 8/1/06       2,000    2,175
                                                            --------
                                                              16,129
                                                            --------
           Tools (0.3%)
           Stanley Works, 5.75%, 3/1/04........         500      520
                                                            --------
           Utilities -- Electric & Gas (5.5%)
           Alabama Power Corp.,
            5.35%, 11/15/03....................       3,750    3,858
           Baltimore Gas & Electric Co.,
            6.50%, 2/15/03.....................       2,500    2,503
           Cincinnati Gas & Electric Co.,
            6.45%, 2/15/04.....................       1,300    1,350
           SCANA Corp., Series B,
            6.25%, 7/8/03, MTN.................       2,000    2,037
           Smith Enron, 5.97%, 12/15/06........         780      826
                                                            --------
                                                              10,574
                                                            --------
           TOTAL CORPORATE BONDS...............              128,702
                                                            --------
           U.S. TREASURY BILLS* (10.6%)
           1.66%, 2/27/03......................       8,500    8,494
           1.48%, 3/13/03......................      12,000   11,986
                                                            --------
           TOTAL U.S. TREASURY BILLS...........               20,480
                                                            --------
           U.S. TREASURY INFLATION
            PROTECTION BONDS (9.7%)
           3.38%, 1/15/07......................      15,000   18,602
                                                            --------
           TOTAL U.S. TREASURY
            INFLATION PROTECTION
            BONDS..............................               18,602
                                                            --------
           U.S. GOVERNMENT AGENCIES (8.9%)
           Fannie Mae (2.9%)
           7.00%, 7/15/05......................       5,000    5,583
                                                            --------
           Freddie Mac (4.4%)
           6.88%, 1/15/05......................       5,000    5,486
           4.50%, 4/15/05......................       3,000    3,017
                                                            --------
                                                               8,503
                                                            --------
           Government National Mortgage Assoc. (1.6%)
           7.50%, 4/15/09 - 8/15/11............         936    1,011
           8.00%, 12/15/07 - 4/15/10...........       1,510    1,631
           8.50%, 8/15/08 - 12/15/09...........         359      395
                                                            --------
                                                               3,037
                                                            --------

                                   Continued

                                              Shares or
                                              Principal
                                               Amount     Value
                                              ---------- --------
              TOTAL U.S. GOVERNMENT
               AGENCIES......................            $ 17,123
                                                         --------
              INVESTMENT COMPANIES (2.9%)
              AmSouth Prime Money Market Fund $5,564,385    5,564
                                                         --------
              TOTAL INVESTMENT
               COMPANIES.....................               5,564
                                                         --------
              TOTAL INVESTMENTS
               (Cost $183,106) (a) -- 98.8%..             190,471
              Other assets in excess of
               liabilities -- 1.2%...........               2,218
                                                         --------
              NET ASSETS -- 100.0%...........            $192,689
                                                         ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $7,379
                      Unrealized depreciation....    (14)
                                                  ------
                      Net unrealized appreciation $7,365
                                                  ======

(b)Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
MTN -- Medium Term Note
PLC -- Public Limited Company
* Rates disclosed represent yield effective at purchase.

                      See notes to financial statements.

 BOND FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                  Shares or
                                                  Principal
                                                   Amount      Value
                                                 ------------ --------
          CORPORATE BONDS (56.3%)
          Aerospace/Defense (1.2%)
          Boeing Corp., 6.88%, 11/1/06.......... $      2,145 $  2,351
          United Technologies Corp.,
           7.13%, 11/15/10......................        5,000    5,867
                                                              --------
                                                                 8,218
                                                              --------
          Aluminum (0.7%)
          Alcoa, Inc., 7.38%, 8/1/10............        4,000    4,676
                                                              --------
          Automotive -- Finance (2.6%)
          Ford Motor Credit Co.,
           6.25%, 12/8/05.......................        3,485    3,466
          Ford Motor Credit Co.,
           7.35%, 11/7/11, MTN..................        1,750    1,656
          General Motors Acceptance Corp.,
           5.75%, 11/10/03......................        1,500    1,528
          General Motors Acceptance Corp.,
           7.50%, 7/15/05.......................        3,000    3,191
          General Motors Acceptance Corp.,
           6.15%, 4/5/07........................        2,000    2,025
          Toyota Motor Credit Corp.,
           5.65%, 1/15/07.......................        5,000    5,394
                                                              --------
                                                                17,260
                                                              --------
          Banking (8.1%)
          Bank One Corp., 7.00%, 7/15/05........        3,157    3,488
          Bank One, Texas, 6.25%, 2/15/08.......        1,000    1,112
          Branch Banking & Trust,
           4.88%, 1/15/13.......................        4,500    4,525
          Fifth Third Bank, 6.75%, 7/15/05......        4,000    4,375
          First Union Corp., 6.88%, 9/15/05.....        5,000    5,556
          First Union Corp., 6.18%, 2/15/36.....        1,500    1,596
          FleetBoston Financial Corp.,
           4.88%, 12/1/06.......................        2,100    2,192
          J.P. Morgan & Co., 7.63%, 9/15/04.....        3,856    4,150
          NationsBank Corp., 7.75%, 8/15/15.....        1,100    1,354
          Northern Trust Co., 7.10%, 8/1/09.....        6,000    7,031
          State Street Boston, 7.65%, 6/15/10...        5,000    5,957
          Suntrust Bank, 6.38%, 4/1/11..........        5,500    6,126
          SunTrust Banks, Inc., 7.38%, 7/1/06...        3,159    3,572
          Wachovia Corp., 6.61%, 10/1/25........        1,875    2,070
                                                              --------
                                                                53,104
                                                              --------
          Beverages (0.7%)
          Coca-Cola Co., 5.75%, 3/15/11.........        4,000    4,350
                                                              --------
          Brokerage Services (1.7%)
          Bear Stearns & Co., Inc.,
           6.63%, 10/1/04.......................        2,910    3,114
          Bear Stearns Co., Inc., 4.00%, 1/31/08        2,800    2,797
          Dean Witter Discover & Co.,
           6.50%, 11/1/05.......................        3,500    3,823
          Merrill Lynch & Co., Inc.,
           6.00%, 2/12/03.......................        1,450    1,451
                                                              --------
                                                                11,185
                                                              --------

                                   Continued

                                                 Shares or
                                                 Principal
                                                  Amount      Value
                                                ------------ --------
           CORPORATE BONDS, continued
           Building Products (0.6%)
           Vulcan Materials Co., 5.75%, 4/1/04. $      2,000 $  2,086
           Vulcan Materials Co., 6.00%, 4/1/09.        2,000    2,182
                                                             --------
                                                                4,268
                                                             --------
           Computers & Peripherals (1.1%)
           IBM Corp., 5.38%, 2/1/09............        5,000    5,407
           IBM Corp., 6.50%, 1/15/28...........        1,750    1,905
                                                             --------
                                                                7,312
                                                             --------
           Consumer Goods (1.9%)
           Nike, Inc., 6.38%, 12/1/03..........        3,000    3,116
           Nike, Inc., 5.50%, 8/15/06..........        3,500    3,752
           Unilever Capital Corp.,
            7.13%, 11/1/10.....................        5,000    5,876
                                                             --------
                                                               12,744
                                                             --------
           Consumer Products (0.1%)
           Clorox Company, 6.13%, 2/1/11.......          500      545
                                                             --------
           Cosmetics/Personal Care (1.0%)
           Colgate-Palmolive Co.,
            5.34%, 3/27/06.....................        4,400    4,736
           Kimberly-Clark Corp., 7.10%, 8/1/07.        1,700    1,961
                                                             --------
                                                                6,697
                                                             --------
           Data Processing/Management (1.1%)
           First Data Corp., 4.70%, 11/1/06....        7,000    7,324
                                                             --------
           Electric -- Integrated (0.6%)
           Alabama Power Co., 7.13%, 8/15/04...        2,000    2,137
           Alabama Power Co., 7.13%, 10/1/07...        1,700    1,940
                                                             --------
                                                                4,077
                                                             --------
           Electrical & Electronic (1.8%)
           General Electric Co., 5.00%, 2/1/13.       12,000   11,995
                                                             --------
           Electronic Components/Instruments (0.6%)
           Emerson Electric, 6.30%, 11/1/05....        1,500    1,646
           Honeywell, Inc., 7.00%, 3/15/07.....        2,000    2,248
                                                             --------
                                                                3,894
                                                             --------
           Entertainment (0.6%)
           Walt Disney Co.,
            5.13%, 12/15/03, MTN...............        4,143    4,247
                                                             --------
           Financial Services (5.1%)
           ASIF Global Financing,
            3.85%, 11/26/07 (b)................        5,000    5,081
           Associates Corp. N.A.,
            5.75%, 10/15/03....................        2,000    2,060
           Associates Corp. NA, 5.75%, 11/1/03.        3,625    3,740
           Boeing Capital Corp., 7.38%, 9/27/10        4,000    4,469
           Commercial Credit Co., 6.50%, 8/1/04        3,000    3,182
           Countrywide Home Loan,
            6.84%, 10/22/04....................        2,125    2,276
           G.E. Capital Corp., 6.75%, 3/15/32..        2,100    2,328

                                   Continued

                                                                      BOND FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                 Shares or
                                                 Principal
                                                  Amount      Value
                                                ------------ --------
          CORPORATE BONDS, continued
          Financial Services, continued
          Household Finance Corp.,
           6.50%, 1/24/06...................... $      5,000 $  5,363
          Mellon Funding Corp.,
           6.40%, 5/14/11......................        2,000    2,210
          Norwest Financial, Inc.,
           6.63%, 7/15/04......................        2,000    2,133
                                                             --------
                                                               32,842
                                                             --------
          Food Products & Services (1.7%)
          H.J. Heinz Co., 6.38%, 7/15/28.......        2,000    2,118
          Sara Lee Corp., 6.15%, 6/19/08, MTN..        5,625    6,242
          Sysco Corp., 4.75%, 7/30/05..........        2,500    2,650
                                                             --------
                                                               11,010
                                                             --------
          Foreign Government (0.5%)
          British Columbia, 4.63%, 10/3/06.....        3,000    3,160
                                                             --------
          Industrial Goods & Services (1.0%)
          Illinois Tool Works Inc.,
           5.75%, 3/1/09.......................        1,150    1,258
          Reliance Electric Co., 6.80%, 4/15/03        1,850    1,866
          Rockwell International Corp.,
           6.63%, 6/1/05.......................        3,456    3,762
                                                             --------
                                                                6,886
                                                             --------
          Insurance (4.6%)
          AIG SunAmerica Institutional Funding,
           Ltd., 5.20%, 5/10/04 (b)............        1,875    1,952
          Chubb Corp., 6.15%, 8/15/05..........        1,000    1,061
          Chubb Corp., 6.00%, 11/15/11.........        1,000    1,045
          Hartford Life, Inc., 6.90%, 6/15/04..        3,100    3,283
          John Hancock, 5.63%, 12/1/08.........        5,000    5,394
          MetLife, Inc., 6.13%, 12/1/11........        1,000    1,089
          Prudential Funding LLC,
           6.60%, 5/15/08 (b)..................        6,000    6,645
          St. Paul Cos., Inc., 5.75%, 3/15/07..        9,125    9,503
                                                             --------
                                                               29,972
                                                             --------
          Machinery -- Construction and Mining (0.2%)
          Caterpillar, Inc., 6.55%, 5/1/11.....        1,000    1,130
                                                             --------
          Manufacturing (0.3%)
          PPG Industries, Inc., 7.05%, 8/15/09.        2,000    2,190
                                                             --------
          Meat Packing Plants (1.2%)
          Hormel Foods Corp., 6.63%, 6/1/11....        7,000    7,919
                                                             --------
          Newspapers (0.3%)
          New York Times, 7.63%, 3/15/05.......        2,000    2,223
                                                             --------
          Oil & Gas Exploration, Production, &
           Services (2.1%)
          Atlantic Richfield, 5.90%, 4/15/09...        4,250    4,632
          Conoco Inc., 5.90%, 4/15/04..........        1,500    1,566
          Conoco Inc., 6.35%, 4/15/09..........        1,000    1,117
          Phillips Petroleum Co.,
           6.38%, 3/30/09......................        2,000    2,235
          Texaco Capital, 7.09%, 2/1/07........        4,000    4,540
                                                             --------
                                                               14,090
                                                             --------

                                   Continued

                                                 Shares or
                                                 Principal
                                                  Amount      Value
                                                ------------ --------
           CORPORATE BONDS, continued
           Pharmaceuticals (4.2%)
           Abbott Laboratories, 5.63%, 7/1/06.. $      4,000 $  4,355
           Bristol-Myers Squibb Co.,
            5.75%, 10/1/11.....................        9,150    9,643
           Eli Lilly & Co., 5.50%, 7/15/06.....        6,000    6,450
           Pfizer Inc., 5.63%, 2/1/06..........        3,900    4,241
           Pharmacia Corp., 5.75%, 12/1/05.....        2,600    2,834
                                                             --------
                                                               27,523
                                                             --------
           Photography (0.5%)
           Eastman Kodak Co., 9.38%, 3/15/03...        3,100    3,119
                                                             --------
           Restaurants (1.2%)
           McDonald's Corp.,
            5.38%, 4/30/07, MTN................        2,000    2,151
           McDonald's Corp., 5.35%, 9/15/08....        5,500    5,954
                                                             --------
                                                                8,105
                                                             --------
           Retail (3.5%)
           May Department Stores Co.,
            7.15%, 8/15/04.....................        1,000    1,071
           May Department Stores Co.,
            7.90%, 10/15/07....................        1,000    1,157
           Sears Credit Account Master Trust,
            6.75%, 9/16/09.....................        5,000    5,510
           Target Corp., 7.50%, 2/15/05........        2,000    2,203
           Target Corp., 5.88%, 3/1/12.........        3,000    3,221
           Wal-Mart Stores, Inc., 6.38%, 3/1/03        5,000    5,019
           Wal-Mart Stores, Inc., 5.45%, 8/1/06        4,500    4,895
                                                             --------
                                                               23,076
                                                             --------
           Tools (0.3%)
           Stanley Works, 5.75%, 3/1/04........        2,000    2,080
                                                             --------
           Utilities -- Electric & Gas (3.4%)
           Baltimore Gas & Electric,
            7.50%, 1/15/07.....................        3,100    3,523
           Cincinnati Gas & Electric Co.,
            6.45%, 2/15/04.....................        1,500    1,558
           National Rural Utilities Corp.,
            6.38%, 10/15/04....................        3,100    3,309
           SCANA Corp., Series B,
            6.25%, 7/8/03, MTN.................        2,225    2,266
           Smith Enron, 5.97%, 12/15/06........        1,205    1,276
           Tampa Electric Co., 6.13%, 5/1/03...        2,000    2,020
           Virginia Electric & Power Co.,
            6.63%, 4/1/03......................        2,000    2,013
           Virginia Electric & Power Co.,
            8.00%, 3/1/04......................        2,500    2,644
           Wisconsin Electric Power,
            6.63%, 11/15/06....................        3,500    3,880
                                                             --------
                                                               22,489
                                                             --------
           Utilities -- Telecommunications (1.8%)
           BellAtlantic Corp., 6.25%, 2/15/04..        2,000    2,088
           BellSouth Telecommunications,
            6.50%, 6/15/05.....................        3,500    3,845

                                   Continued

 BOND FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                 Shares or
                                                 Principal
                                                  Amount      Value
                                                ------------ --------
           CORPORATE BONDS, continued
           Utilities -- Telecommunications, continued
           Chesapeake & Potomac Telephone,
            6.00%, 5/1/03...................... $      2,009 $  2,032
           GTE California, Inc., 6.70%, 9/1/09.        1,500    1,678
           Southwestern Bell Telephone,
            6.63%, 4/1/05......................        2,000    2,187
                                                             --------
                                                               11,830
                                                             --------
           TOTAL CORPORATE BONDS...............               371,540
                                                             --------
           MUNICIPAL BONDS (0.1%)
           Georgia (0.1%)
           Atlanta Downtown Development Lease
            Revenue Bond, 6.88%, 2/1/21........          800      937
                                                             --------
           TOTAL MUNICIPAL BONDS...............                   937
                                                             --------
           U.S. GOVERNMENT AGENCIES (18.2%)
           Fannie Mae (5.6%)
           5.13%, 2/13/04......................       10,600   11,008
           7.13%, 3/15/07......................       10,000   11,615
           5.25%, 3/22/07......................       14,000   14,620
                                                             --------
                                                               37,243
                                                             --------
           Federal Home Loan Bank (0.5%)
           4.88%, 4/16/04......................        3,000    3,123
                                                             --------
           Freddie Mac (5.0%)
           6.88%, 1/15/05......................       18,000   19,748
           7.10%, 4/10/07......................        2,000    2,317
           6.25%, 3/5/12, Callable 3/5/07 @ 100       10,000   10,763
                                                             --------
                                                               32,828
                                                             --------
           Government National Mortgage Assoc. (5.9%)
           6.50%, 8/15/11 - 12/15/31...........       18,350   19,394
           7.00%, 9/15/11 - 5/15/32............       18,176   19,299
           7.50%, 8/15/11......................          220      237
           8.00%, 5/15/10......................          137      148
                                                             --------
                                                               39,078
                                                             --------
           Tennessee Valley Authority (1.2%)
           5.38%, 11/13/08.....................        7,000    7,640
                                                             --------
           TOTAL U.S. GOVERNMENT
            AGENCIES...........................               119,912
                                                             --------
           U.S. TREASURY BONDS (12.7%)
           7.50%, 11/15/16.....................       34,000   44,082
           6.25%, 8/15/23......................       34,000   39,595
                                                             --------
           TOTAL U.S. TREASURY BONDS...........                83,677
                                                             --------
           U.S. TREASURY NOTES (8.3%)
           5.50%, 3/31/03......................       21,000   21,146
           3.25%, 5/31/04......................       33,000   33,800
                                                             --------
           TOTAL U.S. TREASURY NOTES...........                54,946
                                                             --------

                                   Continued

                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                  ----------- --------
         INVESTMENT COMPANIES (3.0%)
         AmSouth Prime Money Market Fund......... $20,034,363 $ 20,034
                                                              --------
         TOTAL INVESTMENT
          COMPANIES..............................               20,034
                                                              --------
         TOTAL INVESTMENTS
          (Cost $604,811) (a) -- 98.6%...........              651,046
         Other assets in excess of liabilities --
           1.4%..................................                8,913
                                                              --------
         NET ASSETS -- 100.0%....................             $659,959
                                                              ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $46,415
                      Unrealized depreciation....    (180)
                                                  -------
                      Net unrealized appreciation $46,235
                                                  =======

(b)Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
MTN -- Medium Term Note

                       See notes to financial statements

                                                            MUNICIPAL BOND FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                  ----------- --------
         MUNICIPAL BONDS (93.1%)
         Alabama (37.5%)
         Alabama 21st Century Authority Tobacco
          Settlement Revenue, 5.13%, 12/1/05..... $     1,000 $  1,044
         Alabama 21st Century Authority Tobacco
          Settlement Revenue, 5.25%, 12/1/06.....       1,000    1,052
         Alabama State Agriculture & Mechanical
          University, Revenue, 4.55%, 11/1/09,
          Callable 5/1/08 @ 102, MBIA............       2,245    2,424
         Alabama State Agriculture & Mechanical
          University, Revenue, 4.65%, 11/1/10,
          Callable 5/1/08 @ 102, MBIA............       2,355    2,525
         Alabama State Agriculture & Mechanical
          University, Revenue, 6.50%, 11/1/25,
          Callable 11/1/05 @ 102, MBIA...........       2,035    2,346
         Alabama State Judicial Building
          Authority, Judicial Facilities Project,
          4.75%, 1/1/05, AMBAC...................       3,700    3,932
         Alabama State Judicial Building
          Authority, Judicial Facilities Project,
          4.85%, 1/1/06, AMBAC...................       3,880    4,206
         Alabama State Public School & College
          Authority, 5.00%, 12/1/05, Callable
          6/1/03 @ 103...........................       3,390    3,534
         Alabama State Public School & College
          Authority, 5.13%, 11/1/14, Callable
          11/1/08 @ 101.5, FSA...................       8,000    8,569
         Alabama State Public School & College
          Authority, Capital Improvement,
          4.75%, 11/1/06, Callable
          11/1/05 @ 101..........................       5,000    5,405
         Alabama State Water Pollution Control
          Authority, Revolving Fund, Series B,
          5.25%, 8/15/08, Callable 8/15/06 @
          100, AMBAC.............................       1,095    1,213
         Alabama State Water Pollution Control
          Authority, Revolving Fund, Series B,
          5.38%, 8/15/10, Callable 8/15/06 @
          100, AMBAC.............................         860      947
         Alabama State Water Pollution Control
          Authority, Revolving Fund, Series B,
          5.40%, 8/15/11, Callable 8/15/06 @
          100, AMBAC.............................       1,840    2,019
         Alabama State Water Pollution Control
          Authority, Revolving Fund, Series B,
          5.50%, 8/15/16, Callable 8/15/06 @
          100, AMBAC.............................       3,890    4,231
         Alabama State, Series A, GO,
          4.60%, 10/1/05.........................       3,500    3,784
         Alabama State, Series E, GO,
          4.00%, 9/1/08..........................       2,855    3,034
         Alabama State, Series E, GO,
          4.00%, 9/1/09..........................       4,210    4,414

                                   Continued

                                                    Shares or
                                                    Principal
                                                     Amount     Value
                                                   ----------- --------
         MUNICIPAL BONDS, continued
         Alabama, continued
         Auburn University, University Revenues,
          General Fee, 5.25%, 6/1/06, Callable
          6/1/03 @ 102, MBIA...................... $     1,000 $  1,033
         Auburn University, University Revenues,
          General Fee, Series A, 5.50%, 6/1/12,
          Callable 6/1/11 @ 100, MBIA.............       2,125    2,376
         Birmingham, GO, 4.90%, 7/1/06............       1,500    1,647
         Birmingham, Capital Improvements,
          Series A, GO, 4.75%, 10/1/10, Callable
          4/1/08 @ 102............................       1,340    1,444
         Birmingham, Capital Improvements,
          Series A, GO, 4.85%, 10/1/11, Callable
          4/1/08 @ 102............................       1,430    1,532
         Birmingham, Capital Improvements,
          Series B, GO, 4.80%, 10/1/08, Callable
          4/1/07 @ 102............................       1,040    1,140
         Birmingham, Industrial Water Board,
          Industrial Water Supply, 5.30%, 3/1/04,
          Callable 3/1/03 @ 102, ETM..............       1,100    1,150
         Birmingham, Industrial Water Board,
          Industrial Water Supply, 5.40%, 3/1/05,
          Callable 3/1/03 @ 102, ETM..............       1,000    1,082
         Birmingham, Industrial Water Board,
          Industrial Water Supply, 5.50%, 3/1/06,
          Prerefunded 3/1/05 @ 100................       1,300    1,409
         Birmingham, Industrial Water Board,
          Industrial Water Supply, 6.20%, 7/1/08,
          Prerefunded 1/1/07 @ 100................       2,720    3,020
         Birmingham, Special Care Facilities
          Funding Authority, Series D, 4.95%,
          11/1/14, Prerefunded 11/1/07 @ 100......       2,585    2,877
         Clark & Mobile County, Gas District,
          5.60%, 12/1/17, Callable 12/1/06 @
          102, MBIA...............................       1,045    1,168
         Dothan, GO, 5.05%, 9/1/09, FSA...........         905    1,004
         Dothan, GO, 5.10%, 9/1/10, Callable
          9/1/09 @ 101, FSA.......................       1,515    1,673
         Florence Water, Series B, 4.70%, 12/1/13,
          Callable 12/1/08 @ 102, FSA.............       1,025    1,075
         Florence, Warrants, Series A, GO,
          4.35%, 12/1/07..........................         390      425
         Florence, Warrants, Series A, GO,
          4.40%, 12/1/08..........................         405      440
         Florence, Warrants, Series A, GO,
          4.50%, 12/1/09..........................         425      459
         Florence, Warrants, Series A, GO,
          4.60%, 12/1/10, Callable 12/1/08 @
          102.....................................         445      479
         Florence, Warrants, Series B, GO,
          4.35%, 12/1/07, FSA.....................         790      860
         Florence, Warrants, Series B, GO,
          4.40%, 12/1/08, FSA.....................         825      895

                                   Continued

 MUNICIPAL BOND FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                    Shares or
                                                    Principal
                                                     Amount     Value
                                                   ----------- --------
         MUNICIPAL BONDS, continued
         Alabama, continued
         Florence, Warrants, Series B, GO,
          4.50%, 12/1/09, Callable 12/1/08 @
          102, FSA................................ $       865 $    934
         Florence, Warrants, Series B, GO,
          4.60%, 12/1/10, Callable 12/1/08 @
          102, FSA................................         900      968
         Hoover, Warrants, GO, 4.50%, 3/1/13,
          Prerefunded 3/1/03 @ 100................       5,450    5,498
         Huntsville, Series A, GO, 4.75%, 11/1/18,
          Callable 11/1/08 @ 101..................       1,445    1,470
         Huntsville Electric, 4.60%, 12/1/09,
          Callable 12/1/07 @ 102..................         550      593
         Huntsville Electric, 4.70%, 12/1/10,
          Callable 12/1/07 @ 102..................         660      706
         Huntsville Electric, 4.80%, 12/1/11,
          Callable 12/1/07 @ 102..................         680      736
         Huntsville, Warrants, Series B, GO,
          4.00%, 11/1/05..........................       3,120    3,324
         Huntsville, Warrants, Series B, GO,
          4.00%, 11/1/06..........................       3,245    3,483
         Huntsville, Warrants, Series B, GO,
          4.10%, 11/1/07..........................       3,380    3,637
         Huntsville, Water Treatment Systems,
          Series A, GO, 5.13%, 5/1/20, Callable
          5/1/12 @ 102, OID.......................       1,895    1,974
         Jefferson County, GO, 5.30%, 4/1/09,
          Prerefunded 4/1/03 @ 102................       4,000    4,106
         Jefferson County, Warrants, GO,
          5.10%, 2/15/10, FSA.....................       1,000    1,104
         Madison Water & Wastewater Board,
          Water & Sewer Revenue,
          4.60%, 12/1/11, AMBAC...................         725      767
         Mobile County, Warrants, Series A,
          Limited GO, 5.10%, 2/1/05, Callable
          2/1/03 @ 102............................       5,000    5,100
         Mobile, Warrants, GO, 6.50%, 2/15/05,
          AMBAC...................................       1,630    1,794
         Mobile, Warrants, GO, 6.50%, 2/15/06,
          AMBAC...................................       1,685    1,911
         Mobile, Warrants, GO, 4.85%, 2/15/09.....       2,015    2,133
         Montgomery Downtown Redevelopment
          Authority, Lease Revenue,
          5.00%, 10/1/08..........................       1,895    2,110
         Montgomery Waterworks & Sanitation
          Sewer Board, Water & Sewer Systems
          Revenue, 5.25%, 9/1/18, Callable
          9/1/11 @ 101, AMBAC.....................       4,125    4,388
         Montgomery, Warrants, Series A, GO,
          5.00%, 5/1/05, Callable 5/1/03 @
          102.....................................       1,040    1,070

                                   Continued

                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                  ----------- --------
         MUNICIPAL BONDS, continued
         Alabama, continued
         Montgomery, Warrants, Series A, GO,
          5.00%, 5/1/06, Callable 5/1/03 @
          102.................................... $     1,000 $  1,029
         Montgomery, Waterworks & Sanitary
          Sewer Board, Water & Sewer Systems
          Revenue, 5.50%, 9/1/08, Callable
          9/1/06 @ 101, AMBAC....................       3,000    3,380
         Shelby County Board of Education,
          Warrants, Capital Outlay, 4.80%,
          2/1/10, Callable 2/1/09 @ 101,
          AMBAC..................................       1,005    1,088
         Talladega County, Industrial
          Development Board, Cyprus 1 Project,
          9.75%, 12/1/13.........................         335      337
         University of Alabama General Fee,
          4.75%, 6/1/11, Callable 6/1/07 @ 102,
          MBIA...................................       1,500    1,611
         University of Alabama General Fee,
          4.60%, 6/1/09, Callable 6/1/07 @ 102,
          MBIA...................................       1,200    1,290
         University of Alabama General Fee,
          4.70%, 6/1/10, Callable 6/1/07 @ 102,
          MBIA...................................       1,300    1,388
         University of South Alabama, University
          Revenues, Tuition, 4.70%, 11/15/08,
          Callable 5/15/06 @ 102, AMBAC..........       2,185    2,387
                                                              --------
                                                               142,183
                                                              --------
         Arizona (1.3%)
         Arizona School Facilities, Board Revenue
          State School Improvement,
          5.50%, 7/1/10..........................       3,000    3,422
         Pima County, School District No.16,
          Catalina Foothills, GO, 5.75%, 7/1/06,
          MBIA...................................       1,200    1,353
                                                              --------
                                                                 4,775
                                                              --------
         California (1.7%)
         Franklin-McKinley School District, GO,
          6.00%, 7/1/16, FSA.....................       1,000    1,189
         San Mateo County Transit District, Sales
          Tax Revenue, Series A, 5.25%, 6/1/16,
          Callable 6/1/09 @ 101, FSA.............       4,765    5,123
                                                              --------
                                                                 6,312
                                                              --------
         Colorado (1.8%)
         Central Platte Valley Metropolitan
          District, 5.20%, 12/1/17, Prerefunded
          12/1/09 @ 101, OID, ACA................       5,940    6,767
                                                              --------
         Florida (8.8%)
         Dade County, Series DD, GO,
          7.70%, 10/1/08, AMBAC..................       1,760    2,209
         Dade County, Series DD, GO,
          7.70%, 10/1/12, AMBAC..................       1,000    1,299

                                   Continued

                                                            MUNICIPAL BOND FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                    Shares or
                                                    Principal
                                                     Amount     Value
                                                   ----------- --------
        MUNICIPAL BONDS, continued
        Florida, continued
        Florida State Board of Education, Capital
         Outlay, Series A, GO, 5.00%, 6/1/08...... $     6,500 $  7,238
        Jacksonville, Water & Sewer District,
         Revenue, 5.00%, 10/1/20, MBIA............       9,550   10,562
        Key West Utilities Board, Electric
         Revenue, 6.00%, 10/1/13, AMBAC...........       2,450    2,911
        Reedy Creek, Improvement District,
         Series 1, 5.50%, 10/1/08, Callable
         10/1/07 @ 101, AMBAC.....................       8,070    9,190
                                                               --------
                                                                 33,409
                                                               --------
        Hawaii (1.1%)
        Hawaii State, GO, 5.50%, 3/1/16,
         Prerefunded 3/1/07 @ 102, FGIC...........       3,625    4,158
                                                               --------
        Illinois (2.8%)
        Chicago Metropolitan Water Reclamation
         District, Greater Chicago Capital
         Improvements, GO, 6.90%, 1/1/07..........       7,830    9,152
        Will County Forest Preservation District,
         Series B, 0.00%, 12/1/18, FGIC...........       3,000    1,348
                                                               --------
                                                                 10,500
                                                               --------
        Kentucky (0.6%)
        Carrollton & Henderson Public Energy
         Authority, Gas Revenue, Series A,
         5.00%, 1/1/09, FSA.......................       2,000    2,201
                                                               --------
        Louisiana (0.3%)
        Louisiana Local Government
         Environmental Facilities, Community
         Development Authority Revenue,
         Capital Projects & Equipment
         Acquisition, 5.25%, 12/1/18,
         AMBAC....................................       1,085    1,177
                                                               --------
        Minnesota (0.6%)
        Centennial Independent School District
         No. 12, Series A, GO, 5.60%, 2/1/07,
         MBIA.....................................       2,175    2,453
                                                               --------
        Mississippi (0.9%)
        Medical Center Educational Building
         Corp. of Mississippi, Revenue,
         University of Mississippi Medical
         Center Project, 5.90%, 12/1/23,
         Prerefunded 12/1/04 @ 102, MBIA..........       2,075    2,290
        Mississippi State, Series B, GO,
         5.90%, 11/15/09..........................       1,000    1,163
                                                               --------
                                                                  3,453
                                                               --------
        Missouri (0.1%)
        Missouri State, Water Pollution, Series B,
         GO, 5.00%, 8/1/07, Callable 8/1/03 @
         102......................................         390      405
                                                               --------

                                   Continued

                                                  Shares or
                                                  Principal
                                                   Amount      Value
                                                 ----------- ---------
         MUNICIPAL BONDS, continued
         Ohio (2.9%)
         Ohio State Higher Education, Series A,
          GO, 5.20%, 2/1/10..................... $     9,700 $  10,812
                                                             ---------
         Oklahoma (0.5%)
         Moore, GO, 5.75%, 4/1/12, MBIA.........       1,530     1,718
                                                             ---------
         Oregon (2.2%)
         Salem, GO, 4.45%, 12/1/10, Callable
          6/1/09 @ 100, FSA.....................       2,365     2,508
         Washington County Criminal Justice
          Facilities, GO, 5.00%, 12/1/09,
          Callable 12/1/07 @ 100................       5,285     5,823
                                                             ---------
                                                                 8,331
                                                             ---------
         Rhode Island (1.2%)
         Rhode Island Port Authority &
          Economic Development Corp.,
          Revenue, Shepard Building Project,
          Series B, 6.75%, 6/1/25, Prerefunded
          6/1/04 @ 102, AMBAC...................       1,000     1,093
         Rhode Island State, Series A, GO,
          5.75%, 9/1/13, Callable 9/1/09 @ 101,
          FGIC..................................       3,065     3,497
                                                             ---------
                                                                 4,590
                                                             ---------
         South Carolina (2.7%)
         Beaufort County School District, Series
          B, GO, 4.10%, 2/1/09, Callable 2/1/07
          @ 101, SCSDE..........................       5,525     5,773
         Beaufort County School District, Series
          B, GO, 4.90%, 3/1/09, Callable 3/1/05
          @ 101.................................       4,125     4,415
                                                             ---------
                                                                10,188
                                                             ---------
         Tennessee (3.2%)
         Jackson, Improvements, 5.00%, 3/1/10,
          Prerefunded 3/1/05 @ 102..............       2,000     2,152
         Metropolitan Government, Nashville &
          Davidson County, Industrial
          Development Board, Revenue, Multi-
          Family Housing, Arbor, Series B,
          7.50%, 11/15/10, Prerefunded 5/15/10
          @ 100.................................       1,000     1,267
         Metropolitan Government, Nashville &
          Davidson County, Industrial
          Development Board, Revenue, Multi-
          Family Housing, Arbor, Series C,
          7.50%, 11/15/12, Prerefunded 5/15/12
          @100..................................       1,000     1,289
         Tennessee State, Series B, GO, 5.00%,
          5/1/15, Callable 5/1/08 @ 100.........       1,500     1,570
         Tennessee State, Series B, GO, 4.60%,
          5/1/07, Callable 5/1/06 @ 100.........       5,495     5,890
                                                             ---------
                                                                12,168
                                                             ---------

                                   Continued

 MUNICIPAL BOND FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   ---------- --------
         MUNICIPAL BONDS, continued
         Texas (9.5%)
         Dallas County, Series A, GO,
          5.25%, 8/15/09.......................... $    3,000 $  3,365
         Harris County, Housing Financial Corp.,
          Multi-Family Housing Revenue, Breton
          Mill Partners, 7.00%, 3/1/07,
          Prerefunded 2/15/07 @ 100...............      1,000    1,185
         Katy Independent School District, Series
          A, GO, 4.50%, 2/15/20, Callable
          2/15/08 @ 100, PSF-GTD..................      3,600    3,506
         Lubbock Health Facilities Development
          Corp., Hospital Revenue, Methodist
          Hospital, Series B, 6.75%, 12/1/10,
          AMBAC...................................      1,000    1,231
         Mesquite Independent School District,
          Series A, GO, 4.70%, 8/15/08, Callable
          8/15/07 @ 100...........................      4,000    4,316
         Richardson Independent School District,
          Series C, 4.75%, 2/15/22, Callable
          2/15/08 @ 100 PSF-GTD...................      1,000      982
         San Antonio, Series A, GO, 4.75%, 2/1/19,
          Callable 2/1/09 @ 100...................      1,590    1,604
         Texas State, Public Finance Authority,
          Series A, GO, 5.25%, 10/1/08............      7,965    8,993
         University of Texas, 4.60%, 7/1/08,
          Callable 7/1/06 @ 100...................      3,575    3,830
         University of Texas, Series B, 4.25%,
          8/15/09, Callable 8/15/07 @ 100.........      5,455    5,703
         Whitehouse Independent School District,
          GO, 4.80%, 2/15/12, Callable 2/15/08
          @ 100...................................      1,000    1,040
                                                              --------
                                                                35,755
                                                              --------
         Utah (5.5%)
         Davis County, School District, GO,
          4.38%, 6/1/08, School Board
          Guaranty................................      4,805    5,199
         Jordan School District, GO, 4.80%,
          6/15/08, Callable 6/15/07 @ 100.........      3,810    4,136
         Utah State, Series F, GO, 5.00%, 7/1/09..      5,200    5,811
         Utah State, Series F, GO, 5.50%, 7/1/07,
          Callable 7/1/07 @ 100...................      5,000    5,676
                                                              --------
                                                                20,822
                                                              --------
         Virginia (3.1%)
         Virginia College Building Authority,
          Series A, 5.00%, 9/1/12, Callable 9/1/07
          @ 101...................................      2,000    2,174
         Virginia State, GO, 5.00%, 6/1/08,
          Callable 6/1/07 @ 100...................      5,000    5,485
         Virginia State, Public School Authority,
          Series S, 5.25%, 8/1/09.................      3,500    3,931
                                                              --------
                                                                11,590
                                                              --------

                                   Continued

                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                  ----------- --------
         MUNICIPAL BONDS, continued
         Washington (3.8%)
         King County Public Hospital District No.
          002, GO, 5.25%, 12/1/13, MBIA.......... $     1,095 $  1,211
         Washington State, GO, 5.75%, 9/1/08.....       6,500    7,488
         Washington State, Series 2-A, GO,
          5.00%, 7/1/10, FSA.....................       5,000    5,502
                                                              --------
                                                                14,201
                                                              --------
         West Virginia (0.3%)
         Raleigh Fayette & Nicholas Counties,
          6.20%, 8/1/04..........................       1,000    1,074
                                                              --------
         Wisconsin (0.7%)
         Wisconsin State Health & Educational
          Facilities Authority, Revenue, Wheaton
          Franciscan Services, Inc.,
          6.10%, 8/15/09, MBIA...................       2,420    2,776
                                                              --------
         TOTAL MUNICIPAL BONDS...................              351,818
                                                              --------
         INVESTMENT COMPANIES (5.7%)
         AmSouth Tax-Exempt Money Market
          Fund...................................   5,387,967    5,388
         Goldman Sachs Tax-Free Money Market
          Fund...................................  15,972,248   15,972
                                                              --------
         TOTAL INVESTMENT
          COMPANIES..............................               21,360
                                                              --------
         TOTAL INVESTMENT
          (Cost $346,638) (a) -- 98.8%...........              373,178
         Other assets in excess of liabilities --
          1.2%...................................                4,551
                                                              --------
         NET ASSETS -- 100.0%....................             $377,729
                                                              ========

--------
(a)Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $26,546
                      Unrealized depreciation....      (6)
                                                  -------
                      Net unrealized appreciation $26,540
                                                  =======

ACA -- ACA Certificate of Bond Insurance
AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
OID -- Original Issue Discount
PSF-GTD -- Permanent School Fund Guarantee
SCSDE -- South Carolina School District Enhancement

                      See notes to financial statements.

                                                        FLORIDA TAX-EXEMPT FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)



                                                     Shares or
                                                     Principal
                                                      Amount        Value
                                                     ----------    -------
         MUNICIPAL BONDS (95.2%)
         Florida (95.2%)
         Altamonte Springs, Health Facilities
          Authority, Hospital Revenue, ETM,
          5.60%, 10/1/10............................ $      545    $   630
         Broward County Gas Tax Revenue,
          5.25%, 9/1/09.............................        500        563
         Broward County School District, GO,
          5.60%, 2/15/07, Callable 2/15/03 @
          102.......................................      1,500      1,533
         Broward County, Series B, GO,
          5.00%, 1/1/10.............................      1,000      1,102
         Broward County, Series B, GO,
          5.00%, 1/1/09.............................        800        884
         Clearwater Utility Revenue, ETM,
          6.10%, 12/1/07............................        700        822
         Dade County Aviation Authority, Series
          1994 B, 6.25%, 10/1/04, AMBAC.............      1,000      1,081
         Dade County School Board, Certificates of
          Participation, Series C, 5.25%, 8/1/06,
          FSA.......................................        750        836
         Dade County School District, GO,
          6.00%, 7/15/06............................      1,000      1,137
         Dade County School District, GO, 5.00%,
          2/15/14, Callable 2/15/07 @ 101,
          MBIA......................................      1,000      1,058
         Escambia County Utility Authority, Utility
          System Revenue, 5.00%, 1/1/08, FGIC.......      1,000      1,107
         Florida Housing Finance Agency,
          Homeowner Mortgages, Series 1995 A-1,
          5.65%, 1/1/09, Callable 1/1/06 @ 102......        570        610
         Florida State Board of Education, Lottery
          Revenue, Series B, 5.25%, 7/1/09,
          Callable 7/1/08 @ 101, FGIC...............      1,000      1,115
         Florida State Board of Education, Series A,
          GO, 5.00%, 1/1/15, Callable 1/1/08 @
          101.......................................      1,000      1,044
         Florida State Board of Education, Series B,
          GO, 5.38%, 6/1/08, Callable 6/1/07 @
          101.......................................      2,000      2,254
         Florida State Department Environmental
          Protection Preservation, Revenue, Florida
          Forever, Series B, 5.00%, 7/1/10,
          MBIA......................................      2,000      2,212
         Florida State Department of Transportation,
          Right of Way, Series B, GO, 5.50%,
          7/1/08, Callable 7/1/07 @ 101.............      3,310      3,752
         Florida State Division of Bond Finance,
          Department of General Services, 7/1/08,
          FSA.......................................      1,000      1,139
         Florida State Division of Bond Finance,
          Department of General Services,
          Preservation 2000, Series A, 5.70%,
          7/1/09, Callable 7/1/05 @ 101,
          AMBAC.....................................      1,000      1,110

                                   Continued

                                                     Shares or
                                                     Principal
                                                      Amount     Value
                                                     ---------- -------
         MUNICIPAL BONDS, continued
         Florida, continued
         Florida State Division of Bond Finance,
          Department of General Services,
          Preservation 2000, Series A, 5.00%,
          7/1/12, Callable 7/1/07 @ 101,
          AMBAC..................................... $    2,000 $ 2,166
         Florida State Division of Bond Finance,
          Department of General Services, Series B,
          5.50%, 7/1/05, AMBAC......................      2,000   2,190
         Florida State Turnpike Authority, Turnpike
          Revenue, Department of Transportation,
          Series A, 5.50%, 7/1/11, Callable 7/1/05
          @ 101, FGIC...............................      1,000   1,089
         Florida State, Senior Lien, Jacksonville
          Transportation, GO, 5.25%, 7/1/15,
          Callable 7/1/07 @ 101.....................      1,000   1,075
         Florida Water Pollution Control Revenue,
          5.50%, 1/15/14............................      1,000   1,115
         Ft. Lauderdale Park Improvement Project,
          GO, 5.50%, 7/1/17, Callable 1/1/04 @
          101.......................................      1,250   1,312
         Hillsborough County, Capital Improvement,
          County Center Project, Series B, 5.00%,
          7/1/13, Callable 7/1/06 @ 102, MBIA.......      1,000   1,087
         Jacksonville Electric Authority, St. John's
          River Issue 2, Series 16, 5.00%, 10/1/10,
          Callable 10/1/03 @ 101....................      1,000   1,032
         Jacksonville, Sales Tax Revenue,
          5.00%, 10/1/09, AMBAC.....................      1,000   1,113
         Key West Utilities Board, Electric Revenue,
          6.00%, 10/1/13, AMBAC.....................      1,500   1,782
         Lee County Florida Transportation
          Facilities, Revenue, Series A,
          5.50%, 10/1/11, AMBAC.....................      1,500   1,708
         Manatee County School Board, Certificates
          of Participation, 5.75%, 7/1/09, Callable
          7/1/06 @ 102, MBIA........................        500     574
         Miami Beach Florida Water & Sewer
          Revenue, 5.38%, 9/1/08, Callable 9/7/01
          @ 101, OID, FSA...........................      1,000   1,111
         Miami-Dade County Educational Facilities
          Authority Revenue, Series A, 5.75%,
          4/1/13, Callable 4/1/10 @ 101,
          AMBAC.....................................      1,060   1,195
         Okeechobee Utility Authority, Utility
          System Revenue, 5.25%, 10/1/14,
          Callable 10/1/09 @ 101, FSA...............      1,675   1,809
         Orange County, Sales Tax Revenue, 4.80%,
          1/1/17, Callable 1/1/07 @ 101, FGIC.......      1,000   1,019
         Orange County, Tourist Development, Tax
          Revenue, 5.00%, 10/1/08, AMBAC............      1,500   1,680
         Orlando Utilities Commission, Water &
          Electric Revenue, Series B, 5.10%,
          10/1/11, Callable 10/1/06 @ 100...........      1,500   1,623

                                   Continued

 FLORIDA TAX-EXEMPT FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                     Shares or
                                                     Principal
                                                      Amount     Value
                                                     ---------- -------
         MUNICIPAL BONDS, continued
         Florida, continued
         Palm Beach County, Criminal Justice
          Facilities, 5.38%, 6/1/10, FGIC........... $    1,000 $ 1,129
         Palm Beach County, Criminal Justice
          Facilities Revenue, 5.00%, 6/1/12.........      1,095   1,200
         Port of Palm Beach, 6.25%, 9/1/08, Callable
          9/1/02 @ 102, MBIA........................      1,000   1,020
         Reedy Creek Improvement District, Series
          A, GO, 5.60%, 6/1/10, Callable 6/1/05 @
          100, MBIA.................................      1,000   1,096
         St. Johns River Management District, Land
          Acquisition, 5.10%, 7/1/09, Callable
          7/1/05 @ 100, FSA.........................      1,000   1,077
         Tallahassee Consolidated Utility System,
          Revenue, 5.80%, 10/1/08, Callable
          10/1/03 @ 102.............................      1,000   1,051
         Tampa Sports Authority, Local Option Sales
          Tax Revenue, Stadium Project, 6.00%,
          1/1/06, MBIA..............................      1,550   1,733
         Tampa-Hillsborough County Expressway,
          5.00%, 7/1/10, Callable 7/1/07 @ 101......      1,000   1,092
         Volusia County Sales Tax Revenue, 5.00%,
          10/1/13, Callable 10/1/08 @ 101,
          MBIA......................................      1,000   1,063
                                                                -------
         TOTAL MUNICIPAL BONDS......................             59,130
                                                                -------
         INVESTMENT COMPANIES (4.0%)
         AmSouth Tax-Exempt Money Market
          Fund......................................    147,024     147
         Dreyfus Florida Money Market Fund..........  2,365,835   2,366
                                                                -------
         TOTAL INVESTMENT
          COMPANIES.................................              2,513
                                                                -------
         TOTAL INVESTMENTS
          (Cost $57,875) (a) -- 99.2%...............             61,643
         Other assets in excess of liabilities --
          0.8%......................................                522
                                                                -------
         NET ASSETS -- 100.0%.......................            $62,165
                                                                =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                       Unrealized appreciation.... $3,768
                       Unrealized depreciation....     --
                                                   ------
                       Net unrealized appreciation $3,768
                                                   ======

AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.

                      See notes to financial statements.

                                                      TENNESSEE TAX-EXEMPT FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   ---------- -------
          MUNICIPAL BONDS (94.6%)
          Tennessee (94.6%)
          Anderson County, GO, 5.00%, 4/1/09,
           FSA.................................... $    1,055 $ 1,165
          Chattanooga, GO, 5.00%, 9/1/13,
           Prerefunded 9/1/06 @101, OID, FGIC.....        100     112
          Chattanooga, Series A, GO,
           5.00%, 11/1/06.........................      1,000   1,110
          Clarksville, Water Sewer & Gas Revenue,
           5.15%, 2/1/14, FSA.....................      1,570   1,714
          Dickson County, Public Improvements &
           Schools, GO, 5.25%, 4/1/16, Callable
           4/1/10 @ 100, OID, FSA.................      1,000   1,123
          Franklin Special School District, GO,
           5.00%, 6/1/10..........................      1,020   1,124
          Germantown, GO, 4.50%, 8/1/05...........        500     537
          Hamilton County, GO, 5.00%, 11/1/11,
           Callable 11/1/08 @ 101.................      1,000   1,078
          Johnson City, GO, 4.70%, 6/1/12, OID,
           FGIC...................................      1,000   1,070
          Knox County Health Education & Housing
           Facilities Board, Hospital Facilities
           Revenue, Fort Sanders Alliance,
           7.25%, 1/1/08, MBIA....................        750     896
          Knox County Health Education & Housing
           Facilities Board, Hospital Facilities
           Revenue, Mercy Health System, Series B,
           5.30%, 9/1/04, Callable 9/1/03 @ 102,
           OID, AMBAC.............................        500     521
          Knox County, GO, 6.50%, 4/1/04, Callable
           4/1/03 @ 102...........................      1,500   1,543
          Knox County, GO, 5.50%, 4/1/11..........      2,000   2,261
          Knox County, GO, 5.00%, 2/1/12, Callable
           2/1/04 @ 101, OID......................      2,000   2,097
          Knox County, Public Improvements, GO,
           5.00%, 5/1/06..........................        425     466
          Knoxville, Water Revenue, 5.00%, 3/1/13,
           Callable 3/1/10 @ 100, MBIA............      1,000   1,064
          Marion County, GO, 5.00%, 4/1/11,
           AMBAC..................................      1,000   1,096
          Memphis, GO, 6.25%, 7/1/04..............      1,000   1,071
          Memphis, GO, 6.00%, 11/1/06.............      1,000   1,145
          Metropolitan Government, Nashville &
           Davidson County, Electric Revenue,
           Series B, 5.50%, 5/15/12...............      1,000   1,130
          Metropolitan Government, Nashville &
           Davidson County, Electric Revenue,
           Series B, 5.50%, 5/15/14...............      1,000   1,132
          Metropolitan Government, Nashville &
           Davidson County, GO, 5.00%, 12/1/06....        600     667
          Metropolitan Government, Nashville &
           Davidson County, GO, 6.00%, 12/1/09....      1,500   1,756

                                   Continued

                                                      TENNESSEE TAX-EXEMPT FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                      Shares or
                                                      Principal
                                                       Amount    Value
                                                      --------- -------
         MUNICIPAL BONDS, continued
         Tennessee, continued
         Metropolitan Government, Nashville &
          Davidson County, Health & Education
          Facilities Board Revenue, The Vanderbilt
          University, Series A, 6.00%, 7/1/07........ $    500  $   575
         Metropolitan Government, Nashville &
          Davidson County, Refunding &
          Improvement, Series A & B, GO,
          5.25%, 10/15/09............................    1,000    1,125
         Metropolitan Nashville Airport Authority,
          Airport Revenue Improvement, Series A,
          6.63%, 7/1/07, FGIC........................      500      585
         Oak Ridge, GO, 5.00%, 4/1/13, Callable
          4/1/11 @ 100, AMBAC........................    1,000    1,074
         Putnam County Schools, GO, 5.50%, 4/1/19,
          Prerefunded 4/1/10 @ 100, OID, FGIC,
          5.50%, 4/1/19..............................    1,000    1,140
         Rutherford County, Capital Outlay Notes,
          Series A, GO, 6.25%, 5/1/04................    1,500    1,593
         Rutherford County, Capital Outlay Notes,
          Series A, GO, 6.50%, 5/1/06................    1,050    1,201
         Rutherford County, Public Improvements,
          GO, 5.40%, 4/1/13, Prerefunded 4/1/06 @
          100, OID...................................    1,000    1,111
         Shelby County Health Education, & Housing
          Facilities Board, Hospital Revenue,
          Methodist Health Systems, Inc., 6.25%,
          8/1/07, MBIA...............................    3,500    4,092
         Shelby County Health Educational & Housing
          Facility Board, Hospital Revenue,
          Methodist Healthcare, 5.50%, 4/1/05, ETM,
          MBIA.......................................      435      473
         Shelby County Health Educational & Housing
          Facility Board, Hospital Revenue,
          Methodist Healthcare, 5.50%, 4/1/05,
          MBIA.......................................      165      178
         Shelby County Schools, Series A, GO, 5.88%,
          6/1/19, Prerefunded 6/1/06 @ 100...........    1,000    1,131
         Shelby County, Public Improvements, Series
          A, GO, 5.88%, 6/1/20, Prerefunded 6/1/06
          @ 100, OID.................................    1,500    1,696
         Shelby County, Series A, GO, 6.75%,
          4/1/05.....................................    1,000    1,112
         Shelby County, Series B, GO, 5.25%, 12/1/10,
          Callable 12/1/06 @ 101, OID................    1,000    1,111
         Tennessee State School Board Authority,
          Higher Educational Facilities,
          5.00%, 5/1/05..............................      500      539
         Tennessee State School Board Authority,
          Higher Educational Facilities, Series A,
          5.00%, 5/1/11, FSA.........................    2,000    2,193
         Tennessee State, GO, 5.00%, 5/1/09, Callable
          5/1/07 @ 101.5, OID........................      500      554

                                   Continued

                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   ---------- -------
           MUNICIPAL BONDS, continued
           Tennessee, continued
           Tennessee State, Series A, GO,
            7.00%, 3/1/05......................... $    2,000 $ 2,226
           Tennessee State, Series A, GO,
            5.00%, 5/1/05.........................        500     539
           Tennessee State, Series B, GO,
            6.00%, 5/1/05.........................      1,500   1,649
           Williamson County, GO, 6.00%, 3/1/08,
            OID...................................        500     577
           Williamson County, GO, 5.00%, 3/1/11...      1,000   1,098
           Williamson County, Public Improvements,
            GO, 5.00%, 3/1/07.....................      1,000   1,106
           TOTAL MUNICIPAL BONDS..................             54,556
                                                              -------
           INVESTMENT COMPANIES (3.4%)
           AIM Tax-Free Money Market Fund.........    308,273     308
           AmSouth Tax-Exempt Money Market
            Fund..................................  1,625,408   1,626
                                                              -------
           TOTAL INVESTMENT
            COMPANIES.............................              1,934
                                                              -------
           TOTAL INVESTMENTS
            (Cost $53,898) (a) -- 98.0%...........             56,490
           Other assets in excess of
            liabilities -- 2.0%...................              1,125
                                                              -------
           NET ASSETS -- 100.0%...................            $57,615
                                                              =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                       Unrealized appreciation.... $2,592
                       Unrealized depreciation....     --
                                                   ------
                       Net unrealized appreciation $2,592
                                                   ======

AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
OID -- Original Issue Discount

                      See notes to financial statements.

 PRIME MONEY MARKET FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                  Shares or
                                                  Principal
                                                   Amount    Value
                                                  --------- --------
           COMMERCIAL PAPER -- DOMESTIC* (28.0%)
           Banking (2.5%)
           Wells Fargo & Co., 1.29%, 2/21/03.....   20,000  $ 19,986
                                                            --------
           Computer Hardware (2.6%)
           IBM Corp., 1.29%, 2/11/03.............   22,000    21,992
                                                            --------
           Financial Services (12.7%)
           AIG Funding, Inc., 1.26%, 4/22/03.....   20,500    20,443
           American Express Credit Corp., 1.24%,
            3/10/03..............................   21,000    20,973
           General Electric Capital Corp., 1.34%,
            2/25/03..............................   23,000    22,979
           Marsh & McLennan Cos., Inc., 1.25%,
            2/5/03...............................   19,000    18,997
           Morgan Stanley Dean Witter Co., 1.29%,
            4/11/03..............................   20,500    20,449
                                                            --------
                                                             103,841
                                                            --------
           Manufacturing (2.5%)
           3M Co., 1.26%, 3/12/03................   20,000    19,973
                                                            --------
           Oil & Gas Exploration, Production, &
            Services (2.6%)
           Chevron Texaco Corp., 1.25%, 3/14/03..   21,000    20,970
                                                            --------
           Retail (2.6%)
           Wal-Mart Stores, Inc., 1.24%, 2/19/03.   21,000    20,987
                                                            --------
           Utilities -- Telecommunications (2.5%)
           BellSouth Corp., 1.26%, 2/7/03........   20,500    20,496
                                                            --------
           TOTAL COMMERCIAL PAPER --
            DOMESTIC.............................            228,245
                                                            --------
           U.S. TREASURY BILLS* (9.7%)
           1.64%, 2/13/03........................   24,000    23,987
           1.68%, 4/17/03........................   22,000    21,925
           1.24%, 5/1/03.........................   33,000    32,899
                                                            --------
           TOTAL U.S. TREASURY BILLS.............             78,811
                                                            --------
           U.S. GOVERNMENT AGENCIES* (23.7%)
           Fannie Mae (4.7%)
           1.22%, 6/30/03........................   38,300    38,108
                                                            --------
           Federal Farm Credit Bank (4.2%)
           1.39%, 11/3/03........................   30,000    29,685
           1.49%, 11/17/03.......................    4,500     4,447
                                                            --------
                                                              34,132
                                                            --------
           Federal Home Loan Bank (4.7%)
           1.24%, 4/2/03.........................   38,000    37,922
                                                            --------
           Freddie Mac (5.3%)
           1.72%, 2/27/03........................   44,000    43,946
                                                            --------
           Sallie Mae (4.8%)
           1.34%, 9/16/03........................    2,405     2,385
           1.38%, 10/14/03.......................    9,000     8,913
           1.45%, 12/16/03.......................   28,000    27,646
                                                            --------
                                                              38,944
                                                            --------
           TOTAL U.S. GOVERNMENT
            AGENCIES.............................            193,052
                                                            --------

                                   Continued

                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   --------- --------
         REPURCHASE AGREEMENTS (42.0%)
         Goldman Sachs, 1.34%, 2/3/03, dated
          1/31/03, with a maturity value of
          $170,984................................  170,965  $170,965
         Prudential, 1.34%, 2/3/03, dated 1/31/03,
          with a maturity value of $170,984.......  170,965   170,965
                                                             --------
         TOTAL REPURCHASE
          AGREEMENTS..............................            341,930
                                                             --------
         TOTAL INVESTMENTS
          (Cost $842,038) (a) -- 103.4%...........            842,038
         Liabilities in excess of other
          assets -- (3.4)%........................            (27,838)
                                                             --------
         NET ASSETS -- 100.0%.....................           $814,200
                                                             ========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
* Rates disclosed represent yield effective at purchase.

                      See notes to financial statements.

 U.S. TREASURY MONEY MARKET FUND
 Schedule of Portfolio Investments

January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)

                                                      Principal
                                                       Amount     Value
                                                      --------- --------
       U.S. TREASURY BILLS* (63.4%)
       1.16%, 7/17/03................................  $ 6,500  $  6,465
       1.17%, 7/24/03................................    3,500     3,480
       1.18%, 3/27/03 - 7/31/03......................    8,500     8,469
       1.19%, 6/19/03................................    5,000     4,977
       1.20%, 5/22/03 - 6/12/03......................   12,500    12,451
       1.21%, 5/29/03 - 7/10/03......................   21,000    20,910
       1.22%, 6/5/03.................................    4,000     3,983
       1.23%, 4/24/03 - 5/15/03......................    9,500     9,470
       1.25%, 4/17/03 - 5/8/03.......................   13,000    12,963
       1.26%, 5/1/03.................................   10,000     9,970
       1.33%, 2/6/03.................................    9,500     9,498
       1.49%, 2/20/03................................    9,000     8,993
       1.52%, 3/20/03................................    6,000     5,988
       1.57%, 2/13/03................................    6,000     5,997
       1.64%, 3/6/03.................................    8,000     7,988
       1.65%, 2/27/03 - 3/13/03......................   16,000    15,975
                                                                --------
       TOTAL U.S. TREASURY BILLS.....................            147,577
                                                                --------
       U.S. TREASURY NOTES (2.2%)
       5.50%, 3/31/03................................    5,000     5,034
                                                                --------
       TOTAL U.S. TREASURY NOTES.....................              5,034
                                                                --------
       REPURCHASE AGREEMENTS (34.5%)
       Goldman Sachs, 1.28%, 2/3/03, dated
        1/31/03, with a maturity value of
        $40,177......................................   40,172    40,172
       Prudential, 1.28%, 2/3/03, dated 1/31/03, with
        a maturity value of $40,177..................   40,173    40,173
                                                                --------
       TOTAL REPURCHASE
        AGREEMENTS...................................             80,345
                                                                --------
       TOTAL INVESTMENTS
        (Cost $232,956) (a) -- 100.1%................            232,956
       Liabilities in excess of other
        assets -- (0.1)%.............................               (145)
                                                                --------
       NET ASSETS -- 100.0%..........................           $232,811
                                                                ========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
* Rates disclosed represent yield effective at purchase.

                      See notes to financial statements.

                                             TREASURY RESERVE MONEY MARKET FUND
                                              Schedule of Portfolio Investments

                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)


                                                      Principal
                                                       Amount    Value
                                                      --------- --------
       U.S. TREASURY BILLS* (46.0%)
       1.60%, 2/13/03................................  $11,000  $ 10,994
       1.64%, 3/6/03.................................    6,000     5,991
       1.54%, 4/10/03................................    8,000     7,977
       1.68%, 4/17/03................................    6,000     5,980
       1.45%, 4/24/03................................    6,500     6,479
       1.23%, 5/8/03 - 7/10/03.......................   12,500    12,445
       1.27%, 5/22/03 - 5/29/03......................    9,500     9,463
       1.24%, 6/5/03.................................    4,500     4,481
       1.25%, 6/12/03................................    5,000     4,977
       1.19%, 6/19/03................................    4,000     3,982
       1.20%, 6/26/03................................    4,000     3,981
       1.21%, 7/17/03................................    5,500     5,470
                                                                --------
       TOTAL U.S. TREASURY BILLS.....................             82,220
                                                                --------
       U.S. TREASURY NOTES (5.3%)
       5.50%, 2/28/03 - 3/31/03......................    9,500     9,548
                                                                --------
       TOTAL U.S. TREASURY NOTES.....................              9,548
                                                                --------
       REPURCHASE AGREEMENTS (48.3%)
       Goldman Sachs, 1.28%, 2/3/03, dated
        1/31/03, with a maturity value of
        $43,060......................................   43,056    43,056
       Prudential, 1.28%, 2/3/03, dated 1/31/03, with
        a maturity value of $43,060..................   43,055    43,055
                                                                --------
       TOTAL REPURCHASE
        AGREEMENTS...................................             86,111
                                                                --------
       TOTAL INVESTMENTS
        (Cost $177,879) (a) -- 99.6%.................            177,879
       Other assets in excess of
        liabilities -- 0.4%..........................                718
                                                                --------
       NET ASSETS -- 100.0%..........................           $178,597
                                                                ========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
* Rates disclosed represent yield effective at purchase.

                      See notes to financial statements.

 TAX-EXEMPT MONEY MARKET FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   ---------- --------
         DEMAND NOTES* (60.3%)
         Alabama (8.3%)
         Alabama Housing Finance Authority, Multi
          Family Housing Revenue, Rime Village
          Huntsville Project, Series B,
          1.10%, 6/15/26, FNMA.................... $    1,500 $  1,500
         Homewood Educational Building
          Authority, Revenue, Educational
          Facilities, Samford University, 1.30%,
          12/1/21, AMBAC, SPA: Bank of Nova
          Scotia..................................      1,100    1,100
         Homewood Educational Building
          Authority, Revenue, Educational
          Facilities, Samford University, 1.30%,
          12/1/25, SPA: South Trust Bank N.A......      5,000    5,000
         Jacksonville Industrial Development
          Board, Industrial Revenue, Parker
          Hannifin Corp., 1.20%, 9/1/12, LOC:
          Wachovia Bank of Georgia................      1,000    1,000
         Jefferson County, Warrants, Series B, GO,
          1.30%, 4/1/21, SPA: Morgan Guaranty
          Trust Co. & Bayerische Landesbank
          Girozentrale............................      3,000    3,000
         Mobile Industrial Development Board,
          PCR, Alabama Power Co. Project, Series
          B, 1.17%, 8/1/17........................      2,000    2,000
         Port City Medical Clinic Board Mobile,
          Revenue, Infirmary Health, 1.10%,
          2/1/25, SPA: The Bank of Nova Scotia
          and KBC Bank N.V........................      2,000    2,000
                                                              --------
                                                                15,600
                                                              --------
         Arizona (1.8%)
         Phoenix Industrial Development Authority,
          Multi Family Housing Revenue, Del
          Mar Terrace, Series A, 1.15%,
          10/1/29.................................      3,450    3,450
                                                              --------
         California (1.3%)
         Oakland-Alameda County Coliseum
          Authority, Lease Revenue, Taxable-
          Coliseum Project D, 1.34%, 2/1/11,
          LOC: First Union National Bank..........      2,400    2,400
                                                              --------
         Colorado (1.5%)
         Colorado Health Facilities Authority,
          Revenue, North Colorado Medical
          Center, 1.10%, 5/15/20, MBIA............      2,900    2,900
                                                              --------
         Connecticut (4.8%)
         Connecticut State Health & Educational
          Facilities Authority, Revenue, Yale
          University Series V-1,
          1.30%, 7/1/36...........................      4,000    4,000

                                   Continued

                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   ---------- --------
         DEMAND NOTES*, continued
         Connecticut, continued
         Connecticut State Health & Educational
          Facilities Authority, Revenue, Yale
          University, Series T-1,
          1.15%, 7/1/29........................... $    5,000 $  5,000
                                                              --------
                                                                 9,000
                                                              --------
         District of Columbia (2.1%)
         District of Columbia Institute for
          International Economics, Revenue,
          1.15%, 6/1/25, LOC: Suntrust Bank.......      3,900    3,900
                                                              --------
         Florida (1.3%)
         Orange County Educational Facilities
          Authority, Revenue, Rollins College
          Project, 1.30%, 5/1/31, LOC: Bank of
          America N.A.............................      2,500    2,500
                                                              --------
         Georgia (11.0%)
         Bibb County Development Authority,
          Revenue, Refunding & Improvement,
          Baptist Village Project, 1.15%, 8/1/18,
          LOC: Suntrust Bank......................      4,750    4,750
         Cobb County Housing Authority, Multi
          Family Housing Revenue, Post Mill
          Project, 1.10%, 6/1/25, FNMA............      1,000    1,000
         Fulton County Development Authority,
          Revenue, Lovett School Project,
          1.15%, 4/1/17, LOC: Suntrust Bank.......      3,000    3,000
         Fulton County Development Authority,
          Revenue, Lovett School Project,
          1.15%, 7/1/26, LOC: Suntrust Bank.......      3,000    3,000
         Macon-Bibb County Georgia Hospital
          Authority, Revenue Anticipation
          Certificates, 1.30%, 5/1/30, LOC:
          Suntrust Bank...........................      4,000    4,000
         Municipal Electric Authority, Revenue,
          Project One, Sub Series D,
          1.05%, 1/1/20, MBIA.....................      5,000    5,000
                                                              --------
                                                                20,750
                                                              --------
         Illinois (5.5%)
         Elmhurst, Revenue, Joint Common
          Accredation, 1.15%, 7/1/18, LOC: Dexia
          Credit Local de France..................      4,530    4,530
         Illinois Developmental Finance Authority,
          Revenue, Provena Health Series C,
          1.40%, 5/1/28, MBIA, SPA: Bank One
          N.A.....................................      5,000    5,000
         Illinois Health Facilities Authority,
          Revenue, Taxable-West Suburban
          Hospital Series B, 1.43%, 7/1/24, LOC:
          American National Bank and Trust........        900      900
                                                              --------
                                                                10,430
                                                              --------

                                   Continued

                                                   TAX-EXEMPT MONEY MARKET FUND
                                              Schedule of Portfolio Investments


                                                               January 31, 2003
                                                                    (Unaudited)
                                          (Amounts in thousands, except shares)

                                                    Shares or
                                                    Principal
                                                     Amount     Value
                                                    ---------- --------
         DEMAND NOTES*, continued
         Louisiana (0.7%)
         Louisiana State Offshore Terminal
          Authority Deepwater Port, Revenue, 1st
          Stage A-Loop Inc., 1.30%, 9/1/08, LOC:
          Suntrust Bank............................ $    1,365 $  1,365
                                                               --------
         Maryland (1.0%)
         Baltimore County Economic Development,
          Revenue, Garrison Forest School Project,
          1.30%, 6/1/26, LOC: Suntrust Bank........      1,900    1,900
                                                               --------
         Nevada (1.6%)
         Clark County Airport, Revenue, Series B-2,
          1.06%, 7/1/29, LOC: Bayerische Hypo-
          Und Vereinsbank..........................      3,000    3,000
                                                               --------
         New Jersey (0.6%)
         New Jersey Economic Authority Dock
          Facilities, Revenue, Bayonne/IMTT
          Project, Series A, 1.30%, 12/1/27, LOC:
          Suntrust Bank............................      1,100    1,100
                                                               --------
         New York (5.7%)
         New York, Series C, GO, 1.30%, 10/1/23,
          LOC: JP Morgan Chase & Co................      2,400    2,400
         New York, Series F-3, GO, 1.05%, 2/15/13,
          LOC: Morgan Guaranty Trust...............      5,000    5,000
         New York, Sub Series A-7, GO, 1.24%,
          11/1/24, AMBAC, SPA: Bank of Nova
          Scotia...................................      1,400    1,400
         New York, Sub Series E2, GO,
          1.24%, 8/1/20............................      2,000    2,000
                                                               --------
                                                                 10,800
                                                               --------
         North Carolina (2.1%)
         North Carolina Medical Care Common
          Health Care Facilities, Revenue,
          Taxable-First Mortgage, Baptist
          Retirement Homes Series C, 1.58%,
          10/1/08, LOC: Wachovia Bank..............      3,900    3,900
                                                               --------
         Oregon (0.6%)
         Port of Portland, PCR, Reynolds Metals,
          1.15%, 12/1/09, LOC: San Paolo Bank......      1,150    1,150
                                                               --------
         Tennessee (5.2%)
         Blount County Health & Educational
          Facilities Board, Revenue, Maryville
          College, 1.15%, 10/1/22, LOC: Suntrust
          Bank.....................................      3,000    3,000
         Dickson County Tennessee Industrial
          Development Board, Revenue,
          Renaissance Learning Center, 1.15%,
          11/1/12, LOC: Suntrust Bank..............      1,700    1,700
         Metropolitan Government, Nashville &
          Davidson County, Industrial
          Development Board, Revenue, Country
          Music Hall of Fame, 1.10%, 6/1/22,
          LOC: Bank of America.....................      2,930    2,930

                                   Continued

                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   ---------- --------
          DEMAND NOTES*, continued
          Tennessee, continued
          Sevier County Tennessee Public Building
           Authority, Local Government Series III-
           A-1, Revenue, 1.15%, 6/1/07, AMBAC,
           SPA: Landesbank Hessen-Thueringen...... $    2,250 $  2,250
                                                              --------
                                                                 9,880
                                                              --------
          Washington (2.6%)
          Washington State, Series VR 96B, GO,
           1.05%, 6/1/20, SPA: Landesbank
           Hessen-Thueringen......................      4,900    4,900
                                                              --------
          Wisconsin (2.6%)
          Green Bay Redevelopment Authority,
           Revenue, Berlin Memorial Hospital,
           Series B, 1.20%, 2/15/31, LOC:
           Associated Bank N.A....................      5,000    5,000
                                                              --------
          TOTAL DEMAND NOTES......................             113,925
                                                              --------
          MUNICIPAL BONDS (33.8%)
          Arizona (0.9%)
          Pima County, Arizona University School
           District, GO, 2.00%, 7/1/03, FSA.......      1,735    1,741
                                                              --------
          Kentucky (3.9%)
          Breathitt County Justice Center
           Corporation, Revenue, First Mortgage,
           Courthouse Facilities Project, 1.40%,
           2/1/03, Callable 9/2/02 @ 100..........      1,045    1,045
          Johnson County Justice Center
           Corporation, Revenue, Bond
           Anticipation Notes, First Mortgage,
           1.40%, 2/1/03..........................      1,045    1,045
          Northern Kentucky Water Distribution,
           Revenue, Bond Anticipation Notes,
           Series A, 1.75%, 10/1/03, Callable
           5/1/03 @ 100...........................      5,210    5,219
                                                              --------
                                                                 7,309
                                                              --------
          Massachusetts (6.9%)
          Foxborough, Bond Anticipation Notes,
           GO, 2.25%, 6/18/03.....................      3,000    3,007
          New Bedford, Bond Anticipation Notes,
           GO, 2.38%, 6/27/03.....................      3,000    3,009
          Winchester, Bond Anticipation Notes, GO,
           2.35%, 7/2/03..........................      4,000    4,015
          Worcester Regional Transportation
           Authority, Revenue Anticipation Notes,
           2.25%, 6/30/03.........................      3,000    3,006
                                                              --------
                                                                13,037
                                                              --------
          Minnesota (1.2%)
          Deer River Independent School District
           # 317, Aid Anticipation Certificates of
           Indebtedness, GO, 1.63%, 9/21/03, SD
           CRED PROG..............................      1,175    1,176

                                   Continued

 TAX-EXEMPT MONEY MARKET FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)

                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   ---------- --------
         MUNICIPAL BONDS, continued
         Minnesota, continued
         Perham Independent School District # 549,
          Aid Anticipation Certificates of
          Indebtedness, GO, 2.00%, 9/30/03, SD
          CRED PROG............................... $    1,065 $  1,068
                                                              --------
                                                                 2,244
                                                              --------
         New Jersey (9.6%)
         Allendale Board of Education, Temporary
          Notes, GO, 1.90%, 9/5/03................      2,391    2,399
         Milltown, Bond Anticipation Notes, GO,
          1.85%, 5/22/03..........................      5,059    5,066
         Paterson, Bond Anticipation Notes, GO,
          2.50%, 6/26/03..........................      3,899    3,913
         Princeton Boro, Anticipation Notes, GO,
          1.80%, 6/13/03..........................      3,376    3,384
         Trenton, Temporary Notes, GO,
          1.75%, 10/17/03.........................      3,400    3,415
                                                              --------
                                                                18,177
                                                              --------
         New York (1.1%)
         New York, Anticipation Notes, Revenue,
          2.50%, 4/11/03..........................      2,000    2,003
                                                              --------
         Ohio (2.1%)
         Grove City, Bond Anticipation Notes, GO,
          2.35%, 6/25/03..........................      3,000    3,009
         Ohio State Higher Education, B Series,
          GO,
          2.00%, 11/1/03..........................      1,000    1,002
                                                              --------
                                                                 4,011
                                                              --------
         South Carolina (2.8%)
         Charleston County School District, GO,
          4.00%, 2/1/03, SCSDE....................      1,330    1,330
         Charleston County School District, GO,
          2.50%, 3/1/03, SCSDE....................      4,000    4,003
                                                              --------
                                                                 5,333
                                                              --------
         Tennessee (0.5%)
         Dickson Electrical Systems, Revenue,
          1.30%, 9/1/03, FSA......................      1,000    1,000
                                                              --------
         Virginia (1.1%)
         Loudoun County, Refunding & Public
          Improvements, Series A, GO,
          2.50%, 5/1/03...........................      2,000    2,006
                                                              --------
         Wisconsin (3.7%)
         Brookfield, Promissory Notes, GO,
          2.00%, 2/1/03, FSA......................        625      625
         Hamilton County School District, Bond
          Anticipation Notes, GO, 1.75%, 10/1/03,
          Callable 3/17/03 @ 100..................      1,050    1,051
         Janesville, Promissory Notes, GO,
          2.00%, 6/1/03, MBIA.....................      1,900    1,904
         Kenosha County, Series A, GO,
          2.00%, 2/1/03, FGIC.....................      1,330    1,330

                                   Continued

                                                    Shares or
                                                    Principal
                                                     Amount     Value
                                                    ---------- --------
         MUNICIPAL BONDS, continued
         Wisconsin, continued
         Racine University School District, Tax and
          Revenue Anticipation Promissory Notes,
          GO, 1.95%, 7/15/03....................... $    2,000 $  2,004
                                                               --------
                                                                  6,914
                                                               --------
         TOTAL MUNICIPAL BONDS.....................              63,775
                                                               --------
         INVESTMENT COMPANIES (5.6%)
         AIM Tax-Free Money Market Fund............  4,181,463    4,181
         Goldman Sachs Tax-Free Money Market
          Fund.....................................  6,472,665    6,473
                                                               --------
         TOTAL INVESTMENT
          COMPANIES................................              10,654
                                                               --------
         TOTAL INVESTMENTS
          (Cost $188,354) (a) -- 99.7%.............             188,354
         Other assets in excess of
          liabilities -- 0.3%......................                 498
                                                               --------
         NET ASSETS -- 100.0%......................            $188,852
                                                               ========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
* Variable rate security. Rate presented represents rate in effect at January 31, 2003. Put and demand features exist allowing the fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, and semiannually.
AMBAC -- Insured by AMBAC Indemnity Corp.
FGIC -- Insured by Financial Guaranty Insurance Corp.
FNMA--Insured by Federal National Mortgage Assoc.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
LOC -- Line of Credit
MBIA -- Insured by Municipal Bond Insurance Assoc.
PCR -- Pollution Control Revenue
SCSDE -- South Carolina School District Enhancement
SD CRED PROG -- School District Credit Program
SPA -- Standby Purchase Agreement

                      See notes to financial statements.

 INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
 Schedule of Portfolio Investments


January 31, 2003
(Unaudited)
(Amounts in thousands, except shares)


                                                  Shares or
                                                  Principal
                                                   Amount    Value
                                                  --------- --------
            COMMERCIAL PAPER -- DOMESTIC* (27.0%)
            Banking (2.2%)
            Wells Fargo & Co., 1.29%, 2/21/03....  $11,500  $ 11,492
                                                            --------
            Computer Hardware (2.6%)
            IBM Corp., 1.29%, 2/11/03............   13,000    12,995
                                                            --------
            Financial Services (12.5%)
            AIG Funding, Inc., 1.26%, 4/22/03....   12,500    12,465
            American Express Credit Corp.,
             1.24%, 3/10/03......................   13,000    12,983
            General Electric Capital Corp.,
             1.34%, 2/25/03......................   15,000    14,988
            Marsh & McLennan Cos., Inc.,
             1.25%, 2/5/03.......................   11,000    10,998
            Morgan Stanley Dean Witter Co.,
             1.29%, 4/11/03......................   12,500    12,469
                                                            --------
                                                              63,903
                                                            --------
            Manufacturing (2.3%)
            3M Co., 1.26%, 3/12/03...............   12,000    11,984
                                                            --------
            Oil & Gas Exploration, Production, &
             Services (2.5%)
            Chevron Texaco Corp., 1.25%, 3/14/03.   13,000    12,981
                                                            --------
            Retail (2.5%)
            Wal-Mart Stores, Inc., 1.24%, 2/19/03   13,000    12,992
                                                            --------
            Utilities -- Telecommunications (2.4%)
            BellSouth Corp., 1.26%, 2/7/03.......   12,500    12,497
                                                            --------
            TOTAL COMMERCIAL PAPER --
             DOMESTIC............................            138,844
                                                            --------
            U.S. TREASURY BILLS* (11.5%)
            1.64%, 2/13/03.......................   16,000    15,991
            1.68%, 4/17/03.......................   20,000    19,931
            1.24%, 5/1/03........................   23,000    22,931
                                                            --------
            TOTAL U.S. TREASURY BILLS............             58,853
                                                            --------
            U.S. GOVERNMENT AGENCIES* (24.4%)
            Fannie Mae (4.6%)
            1.22%, 6/30/03.......................   23,700    23,581
                                                            --------
            Federal Farm Credit Bank (4.6%)
            1.39%, 11/3/03.......................   20,000    19,790
            1.49%, 11/17/03......................    4,000     3,953
                                                            --------
                                                              23,743
                                                            --------
            Federal Home Loan Bank (4.3%)
            1.24%, 4/2/03........................   22,000    21,955
                                                            --------
            Freddie Mac (6.0%)
            1.72%, 2/27/03.......................   31,000    30,962
                                                            --------

                                   Continued

                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   --------- --------
         U.S. GOVERNMENT AGENCIES*, continued
         Sallie Mae (4.9%)
         1.34%, 9/16/03...........................   $1,620   $ 1,606
         1.38%, 10/14/03..........................    6,000     5,942
         1.45%, 12/16/03..........................   18,000    17,773
                                                             --------
                                                               25,321
                                                             --------
         TOTAL U.S. GOVERNMENT
          AGENCIES................................            125,562
                                                             --------
         REPURCHASE AGREEMENTS (37.2%)
         Goldman Sachs, 1.34%, 2/3/03, dated
          1/31/03, with a maturity value of
          $95,577.................................   95,566    95,566
         Prudential, 1.34%, 2/3/03, dated 1/31/03,
          with a maturity value of $95,577........   95,566    95,566
                                                             --------
         TOTAL REPURCHASE
          AGREEMENTS..............................            191,132
                                                             --------
         INVESTMENT COMPANIES (0.0%)
         AmSouth Prime Money Market Fund..........   20,920        21
         AmSouth U.S. Treasury Money Market
          Fund....................................   17,196        17
                                                             --------
         TOTAL INVESTMENT COMPANIES...............                 38
                                                             --------
         TOTAL INVESTMENTS
          (Cost $514,429) (a) -- 100.1%...........            514,429
         Liabilities in excess of other
          assets -- (0.1)%........................               (506)
                                                             --------
         NET ASSETS -- 100.0%.....................           $513,923
                                                             ========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
* Rates disclosed represent yield effective at purchase.

                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Assets and Liabilities
 (Amounts in thousands, except per share amounts)


                                                               January 31, 2003
                                                                    (Unaudited)




                                                                                                            Select  Enhanced
                                                                                                  Value     Equity   Market
                                                                                                  Fund       Fund     Fund
                                                                                                ---------  -------  --------
Assets:
Investments:
  Investments, at cost.........................................................................  $557,512  $37,955  $ 90,634
  Net unrealized appreciation/(depreciation)...................................................  (25,704)   (2,489)  (12,988)
                                                                                                ---------  -------  --------
  Investments, at value........................................................................   531,808   35,466    77,646
Foreign currency, at value *...................................................................        --       --        --
Cash...........................................................................................        --       --     1,265
Collateral for securities loaned...............................................................   104,557       --       520
Interest and dividends receivable..............................................................       722       39        76
Receivable from capital shares issued..........................................................         6       45         5
Receivable from investments sold...............................................................    14,926       --     5,673
Receivable from foreign tax withholding reclaims...............................................        --       --        --
Prepaid expenses and other assets..............................................................        21        6        51
                                                                                                ---------  -------  --------
  Total Assets.................................................................................   652,040   35,556    85,236
Liabilities:
Payable for investments purchased..............................................................        --      822    11,929
Payable for securities loaned..................................................................   104,557       --       520
Payable for capital shares redeemed............................................................        51        7         4
Accrued expenses and other payables:
  Investment advisory fees.....................................................................       110        7         8
  Administration fees..........................................................................         9       --         1
  Shareholder servicing and distribution fees..................................................        87        8        15
  Custodian fees...............................................................................         9       --         1
  Other........................................................................................        60        1         4
                                                                                                ---------  -------  --------
  Total Liabilities............................................................................   104,883      845    12,482
                                                                                                ---------  -------  --------
Net Assets..................................................................................... $ 547,157  $34,711  $ 72,754
                                                                                                =========  =======  ========
Composition of Net Assets:
Capital........................................................................................ $ 628,151  $37,374  $ 93,878
Accumulated net investment income/(loss).......................................................        87       (7)        7
Accumulated net realized losses from investments, foreign currency, futures, and option
 transactions..................................................................................   (55,377)    (167)   (8,151)
Unrealized appreciation/(depreciation) from investments, futures, and translation of assets and
 liabilities denominated in foreign currencies.................................................   (25,704)  (2,489)  (12,980)
                                                                                                ---------  -------  --------
Net Assets..................................................................................... $ 547,157  $34,711  $ 72,754
                                                                                                =========  =======  ========
Class A Shares:
  Net Assets................................................................................... $ 108,115  $ 5,577  $ 17,471
  Shares Outstanding...........................................................................     9,165      533     2,053
  Net Asset Value and Redemption Price per share............................................... $   11.80  $ 10.47  $   8.51
                                                                                                =========  =======  ========
  Maximum Sales Load...........................................................................     5.50%     5.50%     5.50%
                                                                                                ---------  -------  --------
  Maximum Offering Price per share (Net Assets Value/(100%-maximum sales charge)............... $   12.49  $ 11.08  $   9.01
Class B Shares:
  Net Assets................................................................................... $  28,376  $ 5,614  $  8,133
  Shares Outstanding...........................................................................     2,445      547       973
  Net Asset Value and Offering Price per share**............................................... $   11.60  $ 10.26  $   8.35
                                                                                                =========  =======  ========
Class I Shares:
  Net Assets................................................................................... $ 410,666  $23,520  $ 47,150
  Shares Outstanding...........................................................................    34,879    2,239     5,536
  Net Asset Value, Offering Price, and Redemption Price per share.............................. $   11.77  $ 10.50  $   8.52
                                                                                                =========  =======  ========

                                                                                                  Large
                                                                                                   Cap
                                                                                                  Fund
                                                                                                --------
Assets:
Investments:
  Investments, at cost......................................................................... $377,619
  Net unrealized appreciation/(depreciation)...................................................   64,048
                                                                                                --------
  Investments, at value........................................................................  441,667
Foreign currency, at value *...................................................................       --
Cash...........................................................................................       --
Collateral for securities loaned...............................................................   79,843
Interest and dividends receivable..............................................................      346
Receivable from capital shares issued..........................................................       96
Receivable from investments sold...............................................................       --
Receivable from foreign tax withholding reclaims...............................................       --
Prepaid expenses and other assets..............................................................       31
                                                                                                --------
  Total Assets.................................................................................  521,983
Liabilities:
Payable for investments purchased..............................................................       --
Payable for securities loaned..................................................................   79,843
Payable for capital shares redeemed............................................................      116
Accrued expenses and other payables:
  Investment advisory fees.....................................................................       83
  Administration fees..........................................................................        5
  Shareholder servicing and distribution fees..................................................       65
  Custodian fees...............................................................................        7
  Other........................................................................................       45
                                                                                                --------
  Total Liabilities............................................................................   80,164
                                                                                                --------
Net Assets..................................................................................... $441,819
                                                                                                ========
Composition of Net Assets:
Capital........................................................................................ $383,049
Accumulated net investment income/(loss).......................................................      103
Accumulated net realized losses from investments, foreign currency, futures, and option
 transactions..................................................................................   (5,381)
Unrealized appreciation/(depreciation) from investments, futures, and translation of assets and
 liabilities denominated in foreign currencies.................................................   64,048
                                                                                                --------
Net Assets..................................................................................... $441,819
                                                                                                ========
Class A Shares:
  Net Assets................................................................................... $ 70,287
  Shares Outstanding...........................................................................    5,036
  Net Asset Value and Redemption Price per share............................................... $  13.96
                                                                                                ========
  Maximum Sales Load...........................................................................     5.50%
                                                                                                --------
  Maximum Offering Price per share (Net Assets Value/(100%-maximum sales charge)............... $  14.77
Class B Shares:
  Net Assets................................................................................... $ 19,753
  Shares Outstanding...........................................................................    1,471
  Net Asset Value and Offering Price per share**............................................... $  13.43
                                                                                                ========
Class I Shares:
  Net Assets................................................................................... $351,779
  Shares Outstanding...........................................................................   25,123
  Net Asset Value, Offering Price, and Redemption Price per share.............................. $  14.00
                                                                                                ========

* Cost of foreign currency for the International Equity Fund is $1,741. **Redemption Price per share varies by length of time shares are held.

                      See notes to financial statements.

January 31, 2003
(Unaudited)


                                                                  AMSOUTH FUNDS
                                           Statements of Assets and Liabilities
                               (Amounts in thousands, except per share amounts)



                                                                                            Strategic
                                                        Strategic               Strategic  Portfolios:
                                                       Portfolios:  Strategic  Portfolios:  Moderate
 Capital               Small                           Aggressive  Portfolios:  Growth &    Growth &
 Growth     Mid Cap     Cap    International Balanced    Growth      Growth      Income      Income
  Fund       Fund      Fund     Equity Fund    Fund     Portfolio   Portfolio   Portfolio   Portfolio
  ----     --------  --------  ------------- --------  ----------- ----------- ----------- -----------
$ 246,141  $ 97,099  $137,032    $232,530    $140,195    $24,909     $20,304    $ 77,342     $26,273
   (5,511)   (5,161)     (374)    (31,784)      8,421     (2,841)       (756)       (889)       (108)
---------  --------  --------    --------    --------    -------     -------    --------     -------
  240,630    91,938   136,658     200,746     148,616     22,068      19,548      76,453      26,165
       --        --        --       1,722          --         --          --          --          --
       36       231        --      11,940           1         --          --          --          --
   39,232     5,311    29,859       5,225      21,523         --          --          --          --
      127        65         7         263       1,035         --          --          --          --
        5         3         5       1,082          43          3          47          23          14
    7,961        --     6,581          --          26         --          --          --          --
       --        --        --         129          --         --          --          --          --
       24        97         9          19           6         17          16          20          20
---------  --------  --------    --------    --------    -------     -------    --------     -------
  288,015    97,645   173,119     221,126     171,250     22,088      19,611      76,496      26,199
    6,520        --     4,257      11,509          --         --          --          --          --
   39,232     5,311    29,859       5,225      21,523         --          --          --          --
        8        22         3       3,237          22         --          13          11          --
       48        14        38          42          30          1          --           2           1
        3         1         2           3           2         --          --           1          --
       30        14        14          19          36          3           4           8           3
        4         1         2          11           2         --          --           1          --
       13        28         6           2          31         10           6          10          --
---------  --------  --------    --------    --------    -------     -------    --------     -------
   45,858     5,391    34,181      20,048      21,646         14          23          33           4
---------  --------  --------    --------    --------    -------     -------    --------     -------
$ 242,157  $ 92,254  $138,938    $201,078    $149,604    $22,074     $19,588    $ 76,463     $26,195
=========  ========  ========    ========    ========    =======     =======    ========     =======
$ 389,331  $127,223  $228,380    $273,273    $143,794    $32,972     $25,677    $ 92,110     $29,388
     (522)        2      (818)        (31)       (242)         5          20          69          30

 (141,141)  (29,605)  (88,250)    (40,393)     (2,369)    (8,062)     (5,353)    (14,827)     (3,115)

   (5,511)   (5,366)     (374)    (31,771)      8,421     (2,841)       (756)       (889)       (108)
---------  --------  --------    --------    --------    -------     -------    --------     -------
$ 242,157  $ 92,254  $138,938    $201,078    $149,604    $22,074     $19,588    $ 76,463     $26,195
=========  ========  ========    ========    ========    =======     =======    ========     =======
$  14,819  $  7,592  $  4,281    $  3,653    $ 69,169    $ 8,975     $ 7,348    $ 19,410     $ 7,793
    1,966       861       709         512       6,559      1,337         991       2,365         915
$    7.54  $   8.82  $   6.04    $   7.13    $  10.54    $  6.71     $  7.41    $   8.21     $  8.51
=========  ========  ========    ========    ========    =======     =======    ========     =======
     5.50%     5.50%     5.50%       5.50%       5.50%      5.50%       5.50%       5.50%       5.50%
---------  --------  --------    --------    --------    -------     -------    --------     -------
$    7.98  $   9.33  $   6.39    $   7.54    $  11.15    $  7.10     $  7.84    $   8.69     $  9.01
$   7,732  $  6,023  $  1,660    $    384    $ 17,768    $   843     $ 2,344    $  1,872     $ 1,249
    1,084       704       286          55       1,690        129         318         228         147
$    7.13  $   8.55  $   5.81    $   6.97    $  10.51    $  6.53     $  7.37    $   8.20     $  8.49
=========  ========  ========    ========    ========    =======     =======    ========     =======
$ 219,606  $ 78,639  $132,997    $197,041    $ 62,667    $12,256     $ 9,896    $ 55,181     $17,153
   29,162     8,901    21,765      27,560       5,943      1,828       1,330       6,699       2,009
$    7.53  $   8.84  $   6.11    $   7.15    $  10.55    $  6.71     $  7.44    $   8.24     $  8.54
=========  ========  ========    ========    ========    =======     =======    ========     =======






                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Assets and Liabilities
 (Amounts in thousands, except per share amounts)


                                                               January 31, 2003
                                                                    (Unaudited)




                                                                                              Limited
                                                                                  Government   Term              Municipal
                                                                                    Income     Bond      Bond      Bond
                                                                                     Fund      Fund      Fund      Fund
                                                                                  ---------- --------  --------  ---------
Assets:
Investments:
Investments, at cost.............................................................  $268,047  $183,106  $604,811  $346,638
Net unrealized appreciation......................................................    15,843     7,365    46,235    26,540
Repurchase agreements, at cost...................................................        --        --        --        --
                                                                                   --------  --------  --------  --------
Investments, at value............................................................   283,890   190,471   651,046   373,178
Cash.............................................................................        --        --        --        --
Collateral for securities loaned.................................................    62,136    45,419   177,549        --
Interest and dividends receivable................................................     2,902     2,079     9,390     4,780
Receivable from capital shares issued............................................       370       236        62        --
Receivable from investments sold.................................................        --        --     5,985        --
Prepaid expenses and other assets................................................        29         5        11         7
                                                                                   --------  --------  --------  --------
  Total Assets...................................................................   349,327   238,210   844,043   377,965
Liabilities:
Dividends payable................................................................        --        --        --        --
Payable for investments purchased................................................        --        --     6,290        --
Payable for securities loaned....................................................    62,136    45,419   177,549        --
Payable for capital shares redeemed..............................................        43        29        54       133
Accrued expenses and other payables:
  Investment advisory fees.......................................................        36        24        81        37
  Administration fees............................................................         4         2         8         5
  Shareholder servicing and distribution fees....................................        35        30        69        37
  Custodian fees.................................................................         4         3        10         6
  Other..........................................................................        14        14        23        18
                                                                                   --------  --------  --------  --------
  Total Liabilities..............................................................    62,272    45,521   184,084       236
                                                                                   --------  --------  --------  --------
Net Assets.......................................................................  $287,055  $192,689  $659,959  $377,729
                                                                                   ========  ========  ========  ========
Composition of Net Assets:
Capital..........................................................................  $269,928  $186,807  $611,809  $350,231
Accumulated net investment income (loss).........................................       159       (40)     (376)      353
Accumulated net realized gains/(losses) from investment transactions.............     1,125    (1,443)    2,291       605
Unrealized appreciation from investments.........................................    15,843     7,365    46,235    26,540
                                                                                   --------  --------  --------  --------
Net Assets.......................................................................  $287,055  $192,689  $659,959  $377,729
                                                                                   ========  ========  ========  ========
Class A Shares (a):
  Net Assets.....................................................................  $ 18,552  $ 21,393  $ 45,126  $ 14,971
  Shares Outstanding.............................................................     1,807     1,991     3,917     1,431
  Net Asset Value and Redemption Price per share.................................  $  10.27  $  10.75  $  11.52  $  10.46
                                                                                   ========  ========  ========  ========
  Maximum Sales Load.............................................................      4.00%     4.00%     4.00%     4.00%
                                                                                   --------  --------  --------  --------
  Maximum Offering Price per share (Net Assets Value/(100%-maximum sales charge).  $  10.70  $  11.20  $  12.00  $  10.90
Class B Shares (b):
  Net Assets.....................................................................  $  9,967  $ 15,404  $ 10,460  $  4,458
  Shares Outstanding.............................................................       971     1,434       910       427
  Net Asset Value and Offering Price per share**.................................  $  10.27  $  10.74  $  11.49  $  10.44
                                                                                   ========  ========  ========  ========
Class I Shares (c):
  Net Assets.....................................................................  $258,536  $155,892  $604,373  $358,300
  Shares Outstanding.............................................................    25,172    14,493    52,456    34,225
  Net Asset Value, Offering Price, and Redemption Price per share................  $  10.27  $  10.76  $  11.52  $  10.47
                                                                                   ========  ========  ========  ========

* Redemption price per share varies by length of time shares are held.
(a)Represents Class 2 Shares for the Institutional Prime Obligations Money Market Fund.
(b)Represents Class 3 Shares for the Institutional Prime Obligations Money Market Fund.
(c)Represents Class 1 Shares for the Institutional Prime Obligations Money Market Fund.

                      See notes to financial statements.

January 31, 2003
(Unaudited)


                                                                  AMSOUTH FUNDS
                                           Statements of Assets and Liabilities
                               (Amounts in thousands, except per share amounts)



                                                                Institutional
                                    U.S.   Treasury                 Prime
                         Prime    Treasury Reserve   Tax-Exempt  Obligations
   Florida   Tennessee   Money     Money    Money      Money        Money
  Tax-Exempt Tax-Exempt  Market    Market   Market     Market      Market
     Fund       Fund      Fund      Fund     Fund       Fund        Fund
  ---------- ---------- --------  -------- --------  ---------- -------------

   $57,875    $53,898   $500,108  $152,611 $ 91,768   $188,354    $323,297
     3,768      2,592         --        --       --         --          --
        --         --    341,930    80,345   86,111         --     191,132
   -------    -------   --------  -------- --------   --------    --------
    61,643     56,490    842,038   232,956  177,879    188,354     514,429
        --         --         --        --       --          8          --
        --         --     69,000    40,617   27,083         --      46,000
       572        841         18        98      203        632          11
        --        280         --        --      675         --          --
        --         --         --        --       --         --          --
         2         26         30         9       23          9           9
   -------    -------   --------  -------- --------   --------    --------
    62,217     57,637    911,086   273,680  205,863    189,003     560,449

        --         --        439        86       85         74         394
        --         --         --        --       --         --          --
        --         --     69,000    40,617   27,083         --      46,000
        32         --         --        --       --         --          --

         6          7        246        68       52         40          31
         1          1          7         4        1          3           4
         9          8        133        36       23         21          89
         1          1         12         3        3          3           8
         3          5         49        55       19         10          --
   -------    -------   --------  -------- --------   --------    --------
        52         22     69,886    40,869   27,266        151      46,526
   -------    -------   --------  -------- --------   --------    --------
   $62,165    $57,615   $841,200  $232,811 $178,597   $188,852    $513,923
   =======    =======   ========  ======== ========   ========    ========

   $58,334    $55,026   $841,203  $232,803 $178,600   $189,151    $513,892
        48         33         --         7        4         --          31
        15        (36)        (3)        1       (7)      (299)         --
     3,768      2,592         --        --       --         --          --
   -------    -------   --------  -------- --------   --------    --------
   $62,165    $57,615   $841,200  $232,811 $178,597   $188,852    $513,923
   =======    =======   ========  ======== ========   ========    ========

   $ 6,476    $10,697   $471,514  $135,430 $ 65,721   $ 39,928    $217,294
       595      1,023    471,552   135,430   65,729     39,988     217,285
   $ 10.88    $ 10.46   $   1.00  $   1.00 $   1.00   $   1.00    $   1.00
   =======    =======   ========  ======== ========   ========    ========
      4.00%      4.00%
   -------    -------
   $ 11.33    $ 10.90

   $ 3,439    $ 2,796   $  3,832       N/A      N/A        N/A    $ 98,998
       317        267      3,832       N/A      N/A        N/A      98,990
   $ 10.86    $ 10.47   $   1.00       N/A      N/A        N/A    $   1.00
   =======    =======   ========  ======== ========   ========    ========

   $52,250    $44,122   $365,854  $ 97,381 $112,876   $148,924    $197,631
     4,799      4,221    365,844    97,373  112,890    149,164     197,622
   $ 10.89    $ 10.45   $   1.00  $   1.00 $   1.00   $   1.00    $   1.00
   =======    =======   ========  ======== ========   ========    ========


                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Operations
 (Amounts in thousands)


                                              Six months ended January 31, 2003
                                                                    (Unaudited)



                                                                                                               Select  Enhanced
                                                                                                      Value    Equity   Market
                                                                                                      Fund      Fund     Fund
                                                                                                    --------  -------  --------
Investment Income:
Dividends.......................................................................................... $  6,840  $   248  $   411
Dividends from affiliates..........................................................................       65        4       14
Interest...........................................................................................        2       --        1
Securities lending.................................................................................       52       --       --
                                                                                                    --------  -------  -------
  Total Investment Income..........................................................................    6,959      252      426
                                                                                                    --------  -------  -------
Expenses:
Investment advisory................................................................................    2,179      101      106
Administration.....................................................................................      545       25       47
Distribution -- Class B Shares.....................................................................       75       20       32
Shareholder servicing -- Class A Shares............................................................      127        6       21
Shareholder servicing -- Class B Shares............................................................       25        7       10
Shareholder servicing -- Class I Shares............................................................      318       11       16
Accounting.........................................................................................       60        3       16
Custodian..........................................................................................       75        3        6
Transfer agent.....................................................................................      113       19       29
Registration and filing............................................................................       10        5        5
Other..............................................................................................       88        5       10
                                                                                                    --------  -------  -------
  Total expenses before fee reductions.............................................................    3,615      205      298
  Expenses reduced by:
    Investment Advisor.............................................................................      (29)      (1)      (5)
    Administrator..................................................................................      (10)      (7)     (14)
    Custodian......................................................................................       (5)      --       (1)
    Transfer Agent.................................................................................       --      (13)     (11)
    Distributor....................................................................................     (106)      (4)      (5)
    Fund Accountant................................................................................      (40)      (2)      (3)
                                                                                                    --------  -------  -------
  Net Expenses.....................................................................................    3,425      178      259
                                                                                                    --------  -------  -------
Net Investment Income (Loss).......................................................................    3,534       74      167
                                                                                                    --------  -------  -------
Realized/Unrealized Gains/(Losses) from Investments
Net realized gains/(losses) from investment transactions and futures**.............................  (55,377)     322   (3,839)
Realized gain distributions from underlying funds..................................................       --       --       --
Change in unrealized appreciation/depreciation from investments, futures, and translation of assets
 and liabilities denominated in foreign currencies.................................................   39,336   (1,899)    (474)
                                                                                                    --------  -------  -------
Net Realized/Unrealized Losses from Investments....................................................  (16,041)  (1,577)  (4,313)
                                                                                                    --------  -------  -------
Change in Net Assets Resulting from Operations..................................................... $(12,507) $(1,503) $(4,146)
                                                                                                    ========  =======  =======


                                                                                                    Large Cap
                                                                                                      Fund
                                                                                                    ---------
Investment Income:
Dividends.......................................................................................... $  3,194
Dividends from affiliates..........................................................................       28
Interest...........................................................................................       --
Securities lending.................................................................................       23
                                                                                                    --------
  Total Investment Income..........................................................................    3,245
                                                                                                    --------
Expenses:
Investment advisory................................................................................    1,896
Administration.....................................................................................      474
Distribution -- Class B Shares.....................................................................       80
Shareholder servicing -- Class A Shares............................................................       86
Shareholder servicing -- Class B Shares............................................................       27
Shareholder servicing -- Class I Shares............................................................      288
Accounting.........................................................................................       53
Custodian..........................................................................................       65
Transfer agent.....................................................................................      107
Registration and filing............................................................................       16
Other..............................................................................................       79
                                                                                                    --------
  Total expenses before fee reductions.............................................................    3,171
  Expenses reduced by:
    Investment Advisor.............................................................................     (128)
    Administrator..................................................................................     (121)
    Custodian......................................................................................       (4)
    Transfer Agent.................................................................................       --
    Distributor....................................................................................      (96)
    Fund Accountant................................................................................      (35)
                                                                                                    --------
  Net Expenses.....................................................................................    2,787
                                                                                                    --------
Net Investment Income (Loss).......................................................................      458
                                                                                                    --------
Realized/Unrealized Gains/(Losses) from Investments
Net realized gains/(losses) from investment transactions and futures**.............................   (5,381)
Realized gain distributions from underlying funds..................................................       --
Change in unrealized appreciation/depreciation from investments, futures, and translation of assets and liabilities denominated in foreign currencies.................................................  (21,568)
                                                                                                    --------
Net Realized/Unrealized Losses from Investments....................................................  (26,949)
                                                                                                    --------
Change in Net Assets Resulting from Operations..................................................... $(26,491)
                                                                                                    ========

* Dividends for the International Equity Fund are net of foreign withholding taxes of $208.
**Represents realized gains/(losses) from investment transactions with affiliates for the Strategic Portfolios.

                      See notes to financial statements.

 Six months ended January 31, 2003
 (Unaudited)


                                                                  AMSOUTH FUNDS
                                                       Statements of Operations
                                                         (Amounts in thousands)


                                                                                         Strategic
                                                     Strategic               Strategic  Portfolios:
                                                    Portfolios:  Strategic  Portfolios:  Moderate
 Capital    Mid      Small   International          Aggressive  Portfolios:  Growth &    Growth &
 Growth     Cap       Cap       Equity     Balanced   Growth      Growth      Income      Income
  Fund      Fund     Fund        Fund        Fund    Portfolio   Portfolio   Portfolio   Portfolio
--------  -------  --------  ------------- -------- ----------- ----------- ----------- -----------

$  1,014  $   445  $    181    $  1,479*   $   826    $    --     $    --     $    --     $    --
      20       11        20          --         12         77         155         836         343
      --       --        28          49      1,883         --          --          --          --
      23        1        24          --         13         --          --          --          --
--------  -------  --------    --------    -------    -------     -------     -------     -------
   1,057      457       253       1,528      2,734         77         155         836         343
--------  -------  --------    --------    -------    -------     -------     -------     -------

   1,052      379       875       1,241        614         22          19          73          25
     263       76       146         198        153         22          19          73          25
      32       25         7           2         65          3           8           7           4
      20       10         6           5         87         10           8          22           9
      11        8         2           1         22          1           3           2           1
     179       46       104         146         50         10           8          41          13
      31       17        17          34         20          2           2           8           3
      36       10        20          52         21          3           3          10           3
      49       38        32          22         65         33          22          34          26
      12        3         5          15          4          6           6          12          13
      43       10        26          34         27          5           4          13           5
--------  -------  --------    --------    -------    -------     -------     -------     -------
   1,728      622     1,240       1,750      1,128        117         102         295         127

      (7)    (151)      (80)       (437)        (6)       (11)        (10)        (37)        (13)
     (68)     (20)      (38)        (50)       (40)       (11)        (10)         --         (13)
      (2)      (1)       (1)         --         (1)        --          --          (1)         --
      --       (9)       (4)         --         (3)       (13)        (13)         (9)        (13)
     (60)     (15)      (35)        (49)       (17)        (8)         (8)        (23)         (8)
     (19)      (6)      (11)        (15)       (11)        (2)         (1)         (5)         (2)
--------  -------  --------    --------    -------    -------     -------     -------     -------
   1,572      420     1,071       1,199      1,050         72          60         220          78
--------  -------  --------    --------    -------    -------     -------     -------     -------
    (515)      37      (818)        329      1,684          5          95         616         265
--------  -------  --------    --------    -------    -------     -------     -------     -------

 (32,968)  (2,515)  (28,869)      2,798     (1,880)    (4,516)     (3,169)     (7,778)     (2,032)
      --       --        --          --         --        182         139         476         175

  20,107       78     5,811     (16,974)      (814)     3,332       2,557       6,424       1,727
--------  -------  --------    --------    -------    -------     -------     -------     -------
 (12,861)  (2,437)  (23,058)    (14,176)    (2,694)    (1,002)       (473)       (878)       (130)
--------  -------  --------    --------    -------    -------     -------     -------     -------
$(13,376) $(2,400) $(23,876)   $(13,847)   $(1,010)   $  (997)    $  (378)    $  (262)    $   135
========  =======  ========    ========    =======    =======     =======     =======     =======


                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Operations
 (Amounts in thousands)


                                              Six months ended January 31, 2003
                                                                    (Unaudited)



                                                                           Limited
                                                                Government  Term            Municipal
                                                                  Income    Bond     Bond     Bond
                                                                   Fund     Fund     Fund     Fund
                                                                ---------- ------- -------  ---------
Investment Income:
Dividends......................................................  $    60   $   --  $    --   $    69
Dividends from affiliates......................................        8       25       56         4
Interest.......................................................    7,352    4,567   16,966     8,105
Securities lending.............................................       41       27      124        --
                                                                 -------   ------  -------   -------
  Total Investment Income......................................    7,461    4,619   17,146     8,178
                                                                 -------   ------  -------   -------
Expenses:
Investment advisory............................................      936      624    2,118     1,233
Administration.................................................      288      192      652       379
Distribution -- Class B Shares (b).............................       26       49       40        17
Shareholder servicing -- Class A Shares (a)....................       17       28       53        16
Shareholder servicing -- Class B Shares (b)....................        9       16       13         6
Shareholder servicing -- Class I Shares (c)....................      200      118      449       271
Accounting.....................................................       41       26       79        51
Custodian......................................................       40       26       90        52
Transfer agent.................................................       31       26       84        33
Registration and filing........................................       11        3        4         3
Other..........................................................       50       33      110        64
                                                                 -------   ------  -------   -------
  Total expenses before fee reductions.........................    1,649    1,141    3,692     2,125
  Expenses reduced by:
    Investment Advisor.........................................     (220)    (153)    (507)     (475)
    Administrator..............................................      (73)     (51)    (169)      (96)
    Custodian..................................................       (2)      (2)      (6)       (3)
    Transfer Agent.............................................       --       (1)      --        --
    Distributor................................................      (67)     (39)    (150)      (90)
    Fund Accountant............................................      (21)     (14)     (48)      (28)
                                                                 -------   ------  -------   -------
  Net Expenses.................................................    1,266      881    2,812     1,433
                                                                 -------   ------  -------   -------
Net Investment Income..........................................    6,195    3,738   14,334     6,745
                                                                 -------   ------  -------   -------
Realized/Unrealized Gains/(Losses) from Investments
Net realized gains from investment transactions................    7,941    1,011    6,266       896
Change in unrealized appreciation/depreciation from investments   (3,914)     245    8,961     3,155
                                                                 -------   ------  -------   -------
Net Realized/Unrealized Gains from Investments.................    4,027    1,256   15,227     4,051
                                                                 -------   ------  -------   -------
Change in Net Assets Resulting from Operations.................  $10,222   $4,994  $29,561   $10,796
                                                                 =======   ======  =======   =======

(a)Represents Class 2 Shares for the Institutional Prime Obligations Money
   Market.
(b)Represents Class 3 Shares for the Institutional Prime Obligations Money
   Market.
(c)Represents Class 1 Shares for the Institutional Prime Obligations Money
   Market.

                      See notes to financial statements.

Six months ended January 31, 2003
(Unaudited)


                                                                  AMSOUTH FUNDS
                                                       Statements of Operations
                                                         (Amounts in thousands)


                                                               Institutional
                                    U.S.   Treasury                Prime
                          Prime   Treasury Reserve  Tax-Exempt  Obligations
     Florida   Tennessee  Money    Money    Money     Money        Money
    Tax-Exempt Tax-Exempt Market   Market   Market    Market      Market
       Fund       Fund     Fund     Fund     Fund      Fund        Fund
    ---------- ---------- ------  -------- -------- ---------- -------------
      $    7     $    8   $   --   $   --   $   --    $   55      $   --
           3          5       --       --       --        --          --
       1,310      1,060    7,574    1,869    1,573     1,287       4,799
          --         --       31       14       13        --          18
      ------     ------   ------   ------   ------    ------      ------
       1,320      1,073    7,605    1,883    1,586     1,342       4,817
      ------     ------   ------   ------   ------    ------      ------
         202        184    1,865      470      395       381         589
          62         57      932      235      198       191         295
          12          9       15       --       --        --         425
           7          9      628      149       88        46         234
           4          3        5       --       --        --          --
          40         35      319       87       95       116          --
           9          9      101       26       22        22          64
           9          8      128       32       27        26          81
          16         16      112       77       25        15          46
           1         17       17       11       12        10           2
          12         14      182       55       53        34         104
      ------     ------   ------   ------   ------    ------      ------
         374        361    4,304    1,142      915       841       1,840
         (79)       (44)    (233)     (59)     (49)     (143)       (383)
         (32)       (16)    (466)      --      (99)       --          --
          (1)        --       (7)      (2)      (1)       (2)         (4)
         (10)       (11)      --       --       --        --          --
         (13)       (12)    (111)     (29)     (32)      (39)         --
          (5)        (4)     (68)     (17)     (14)      (14)        (43)
      ------     ------   ------   ------   ------    ------      ------
         234        274    3,419    1,035      720       643       1,410
      ------     ------   ------   ------   ------    ------      ------
       1,086        799    4,186      848      866       699       3,407
      ------     ------   ------   ------   ------    ------      ------
          --        152       --       --       --        --          --
         549        389       --       --       --        --          --
      ------     ------   ------   ------   ------    ------      ------
         549        541       --       --       --        --          --
      ------     ------   ------   ------   ------    ------      ------
      $1,635     $1,340   $4,186   $  848   $  866    $  699      $3,407
      ======     ======   ======   ======   ======    ======      ======


                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Changes in Net Assets
 (Amounts in thousands)



                                                                    Six Months     Year    Six Months    Year
                                                                       Ended      Ended       Ended     Ended
                                                                    January 31,  July 31,  January 31, July 31,
                                                                       2003        2002       2003       2002
                                                                    ----------- ---------  ----------- --------

                                                                          Value Fund        Select Equity Fund
                                                                    ---------------------  --------------------
                                                                    (Unaudited)            (Unaudited)
Net Assets, Beginning of Period....................................  $530,580   $ 688,970   $ 17,730   $ 11,294
                                                                     --------   ---------   --------   --------
Operations:
  Net investment income (loss).....................................     3,534       3,834         74         29
  Net realized gains (losses) from investment transactions and
   option contracts................................................   (55,377)     44,820        322      1,307
Change in unrealized appreciation/depreciation from investments
 and futures.......................................................    39,336    (270,953)    (1,899)    (1,988)
                                                                     --------   ---------   --------   --------
Change in net assets resulting from operations.....................   (12,507)   (222,299)    (1,503)      (652)
                                                                     --------   ---------   --------   --------
Dividends to:
Class A Shareholders:
  From net investment income.......................................      (604)       (630)       (17)        (8)
  From net realized gains from investment transactions.............    (3,842)    (10,776)        --         --
Class B Shareholders:
  From net investment income.......................................       (59)         (8)        (8)        (1)
  From net realized gains from investment transactions.............      (507)     (1,102)        --         --
Class I Shareholders:
  From net investment income.......................................    (2,852)     (3,128)       (56)       (23)
  From net realized gains from investment transactions.............   (17,634)    (43,798)        --         --
                                                                     --------   ---------   --------   --------
Change in net assets from dividends to shareholders................   (25,498)    (59,442)       (81)       (32)
                                                                     --------   ---------   --------   --------
Change in net assets from capital share transactions...............    54,582     123,351     18,565      7,120
                                                                     --------   ---------   --------   --------
Change in net assets...............................................    16,577    (158,390)    16,981      6,436
                                                                     --------   ---------   --------   --------
Net Assets, End of Period..........................................  $547,157   $ 530,580   $ 34,711   $ 17,730
                                                                     ========   =========   ========   ========


                                                                        International
                                                                         Equity Fund           Balanced Fund
                                                                    ---------------------  --------------------
                                                                    (Unaudited)            (Unaudited)
Net Assets, Beginning of Period....................................  $189,777   $ 148,945   $154,958   $166,762
                                                                     --------   ---------   --------   --------
Operations:
  Net investment income (loss).....................................       329         885      1,684      4,192
  Net realized gains (losses) from investments, futures, and
   foreign currency transactions*..................................     2,798     (40,007)    (1,880)     4,299
  Realized gain distributions from underlying funds................        --          --         --         --
  Change in unrealized appreciation/depreciation from
   investments, futures, and translation of assets and liabilities
   in foreign currencies...........................................   (16,974)     10,232       (814)   (21,559)
                                                                     --------   ---------   --------   --------
Change in net assets resulting from operations.....................   (13,847)    (28,890)    (1,010)   (13,068)
                                                                     --------   ---------   --------   --------
Dividends to:
Class A Shareholders:
  From net investment income.......................................        (3)         --       (936)    (1,806)
  From net realized gains from investment transactions.............        --          --       (915)    (1,970)
Class B Shareholders:
  From net investment income.......................................        --          --       (168)      (248)
  From net realized gains from investment transactions.............        --          --       (234)      (332)
Class I Shareholders:
  From net investment income.......................................      (425)       (158)      (930)    (2,222)
  From net realized gains from investment transactions.............        --          --       (846)    (2,428)
                                                                     --------   ---------   --------   --------
Change in net assets from dividends to shareholders................      (428)       (158)    (4,029)    (9,006)
                                                                     --------   ---------   --------   --------
Change in net assets from capital transactions.....................    25,576      69,880       (315)    10,270
                                                                     --------   ---------   --------   --------
Change in net assets...............................................    11,301      40,832     (5,354)   (11,804)
                                                                     --------   ---------   --------   --------
Net Assets, End of Period..........................................  $201,078   $ 189,777   $149,604   $154,958
                                                                     ========   =========   ========   ========

                                                                    Six Months    Year
                                                                       Ended     Ended
                                                                    January 31, July 31,
                                                                       2003       2002
                                                                    ----------- --------

                                                                    Enhanced Market Fund
                                                                    --------------------
                                                                    (Unaudited)
Net Assets, Beginning of Period....................................   $32,910   $ 53,848
                                                                      -------   --------
Operations:
  Net investment income (loss).....................................       167        109
  Net realized gains (losses) from investment transactions and
   option contracts................................................    (3,839)    (4,213)
Change in unrealized appreciation/depreciation from investments
 and futures.......................................................      (474)    (7,436)
                                                                      -------   --------
Change in net assets resulting from operations.....................    (4,146)   (11,540)
                                                                      -------   --------
Dividends to:
Class A Shareholders:
  From net investment income.......................................       (63)       (66)
  From net realized gains from investment transactions.............        --       (312)
Class B Shareholders:
  From net investment income.......................................        (1)        (3)
  From net realized gains from investment transactions.............        --       (168)
Class I Shareholders:
  From net investment income.......................................       (96)       (43)
  From net realized gains from investment transactions.............        --       (246)
                                                                      -------   --------
Change in net assets from dividends to shareholders................      (160)      (838)
                                                                      -------   --------
Change in net assets from capital share transactions...............    44,150     (8,560)
                                                                      -------   --------
Change in net assets...............................................    39,844    (20,938)
                                                                      -------   --------
Net Assets, End of Period..........................................   $72,754   $ 32,910
                                                                      =======   ========

                                                                    Strategic Portfolios:
                                                                      Aggressive Growth
                                                                          Portfolio
                                                                    --------------------
                                                                    (Unaudited)
Net Assets, Beginning of Period....................................   $21,823    $25,092
                                                                      -------   --------
Operations:
  Net investment income (loss).....................................         5        (69)
  Net realized gains (losses) from investments, futures, and
   foreign currency transactions*..................................    (4,516)    (4,149)
  Realized gain distributions from underlying funds................       182        939
  Change in unrealized appreciation/depreciation from
   investments, futures, and translation of assets and liabilities
   in foreign currencies...........................................     3,332     (3,549)
                                                                      -------   --------
Change in net assets resulting from operations.....................      (997)    (6,828)
                                                                      -------   --------
Dividends to:
Class A Shareholders:
  From net investment income.......................................        --         --
  From net realized gains from investment transactions.............        --       (453)
Class B Shareholders:
  From net investment income.......................................        --         --
  From net realized gains from investment transactions.............        --        (48)
Class I Shareholders:
  From net investment income.......................................        --         --
  From net realized gains from investment transactions.............        --     (1,157)
                                                                      -------   --------
Change in net assets from dividends to shareholders................        --     (1,658)
                                                                      -------   --------
Change in net assets from capital transactions.....................     1,248      5,217
                                                                      -------   --------
Change in net assets...............................................       251     (3,269)
                                                                      -------   --------
Net Assets, End of Period..........................................   $22,074    $21,823
                                                                      =======   ========

* Represents realized gains/(losses) from investment transactions with affiliates for the Strategic Portfolios.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                             Statements of Change in Net Assets
                                                         (Amounts in thousands)



Six Months             Six Months                Six Months             Six Months
   Ended    Year Ended    Ended      Year Ended     Ended    Year Ended    Ended    Year Ended
January 31,  July 31,  January 31,    July 31,   January 31,  July 31,  January 31,  July 31,
   2003        2002       2003          2002        2003        2002       2003        2002
----------- ---------- -----------   ----------  ----------- ---------- ----------- ----------

    Large Cap Fund      Capital Growth Fund           Mid Cap Fund          Small Cap Fund
---------------------  ------------------------  ---------------------  ---------------------
(Unaudited)            (Unaudited)               (Unaudited)            (Unaudited)
 $473,011   $ 616,343   $267,396      $327,718     $45,753    $ 65,480   $146,227    $184,056
 --------   ---------   --------      --------     -------    --------   --------    --------
      458         240       (515)       (1,754)         37        (749)      (818)     (1,761)
   (5,381)     31,495    (32,968)      (58,901)     (2,515)     (5,295)   (28,869)    (28,063)
  (21,568)   (170,150)    20,107       (26,541)         78      (7,918)     5,811     (25,781)
 --------   ---------   --------      --------     -------    --------   --------    --------
  (26,491)   (138,415)   (13,376)      (87,196)     (2,400)    (13,962)   (23,876)    (55,605)
 --------   ---------   --------      --------     -------    --------   --------    --------
      (24)        (17)        --            --          (2)         --         --          --
   (2,938)     (4,137)        --            --          --          --         --          --
       --          --         --            --          --          --         --          --
     (899)     (1,616)        --            --          --          --         --          --
     (331)       (325)        (6)           --         (33)         --         --          --
  (15,665)    (28,167)        --            --          --          --         --          --
 --------   ---------   --------      --------     -------    --------   --------    --------
  (19,857)    (34,262)        (6)           --         (35)         --         --          --
 --------   ---------   --------      --------     -------    --------   --------    --------
   15,156      29,345    (11,857)       26,874      48,936      (5,765)    16,587      17,776
 --------   ---------   --------      --------     -------    --------   --------    --------
  (31,192)   (143,332)   (25,239)      (60,322)     46,501     (19,727)    (7,289)    (37,829)
 --------   ---------   --------      --------     -------    --------   --------    --------
 $441,819   $ 473,011   $242,157      $267,396     $92,254    $ 45,753   $138,938    $146,227
 ========   =========   ========      ========     =======    ========   ========    ========

                                                 Strategic Portfolios:
Strategic Portfolios:  Strategic Portfolios:       Moderate Growth &
   Growth Portfolio    Growth & Income Portfolio    Income Portfolio
---------------------  ------------------------  ---------------------
(Unaudited)            (Unaudited)               (Unaudited)
 $ 18,264   $  20,739   $ 71,099      $ 83,069     $25,049    $ 21,726
 --------   ---------   --------      --------     -------    --------
       95         189        616         1,621         265         569
   (3,169)     (2,443)    (7,778)       (7,726)     (2,032)     (1,263)
      139         470        476         1,498         175         472
    2,557      (1,623)     6,424        (3,832)      1,727      (1,645)
 --------   ---------   --------      --------     -------    --------
     (378)     (3,407)      (262)       (8,439)        135      (1,867)
 --------   ---------   --------      --------     -------    --------
      (32)        (42)      (161)         (268)        (80)        (74)
       --        (149)        --          (368)        (29)        (63)
       (4)         (6)       (10)          (26)         (9)        (21)
       --         (57)        --           (58)         (4)        (24)
      (57)       (142)      (515)       (1,345)       (200)       (469)
       --        (437)        --        (1,874)        (63)       (389)
 --------   ---------   --------      --------     -------    --------
      (93)       (833)      (686)       (3,939)       (385)     (1,040)
 --------   ---------   --------      --------     -------    --------
    1,795       1,765      6,312           408       1,396       6,230
 --------   ---------   --------      --------     -------    --------
    1,324      (2,475)     5,364       (11,970)      1,146       3,323
 --------   ---------   --------      --------     -------    --------
 $ 19,588   $  18,264   $ 76,463      $ 71,099     $26,195    $ 25,049
 ========   =========   ========      ========     =======    ========


                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Changes in Net Assets
 (Amounts in thousands)


                                                                   Six Months              Six Months
                                                                      Ended    Year Ended     Ended    Year Ended
                                                                   January 31,  July 31,   January 31,  July 31,
                                                                      2003        2002        2003        2002
                                                                   ----------- ----------  ----------- ----------

                                                                   Government Income Fund  Limited Term Bond Fund
                                                                   ----------------------  ---------------------
                                                                   (Unaudited)             (Unaudited)
Net Assets, Beginning of Period................................... $  275,553  $  309,406   $184,939    $167,793
                                                                   ----------  ----------   --------    --------
Operations:
  Net investment income...........................................      6,195      14,552      3,738       8,017
  Net realized gains from investment transactions.................      7,941         664      1,011         197
  Change in unrealized appreciation/depreciation from investments.    (3,914)       5,396        245       2,872
                                                                   ----------  ----------   --------    --------
Change in net assets resulting from operations....................     10,222      20,612      4,994      11,086
                                                                   ----------  ----------   --------    --------
Dividends to:
Class A Shareholders:
  From net investment income......................................      (273)        (353)      (485)       (667)
  From net realized gains from investment transactions............      (150)          --         --          --
  From tax return of capital......................................         --          (7)        --          --
Class B Shareholders:
  From net investment income......................................      (107)        (112)      (225)       (210)
  From net realized gains from investment transactions............       (60)          --         --          --
  From tax return of capital......................................         --          (2)        --          --
Class I Shareholders:
  From net investment income......................................    (5,656)     (15,084)    (3,382)     (7,591)
  From net realized gains from investment transactions............    (3,633)          --         --          --
  From tax return of capital......................................         --        (303)        --          --
                                                                   ----------  ----------   --------    --------
Change in net assets from dividends to shareholders...............     (9,879)    (15,861)    (4,092)     (8,468)
                                                                   ----------  ----------   --------    --------
Change in net assets from capital share transactions..............     11,159     (38,604)     6,848      14,528
                                                                   ----------  ----------   --------    --------
Change in net assets..............................................     11,502     (33,853)     7,750      17,146
                                                                   ----------  ----------   --------    --------
Net Assets, End of Period......................................... $  287,055  $  275,553   $192,689    $184,939
                                                                   ==========  ==========   ========    ========

                                                                            Prime              U.S. Treasury
                                                                      Money Market Fund      Money Market Fund
                                                                   ----------------------  ---------------------
                                                                   (Unaudited)             (Unaudited)
Net Assets, Beginning of Period................................... $1,326,177  $1,312,547   $267,376    $300,541
                                                                   ----------  ----------   --------    --------
Operations:
  Net investment income...........................................      4,186      21,797        848       4,121
  Net realized gains (losses) from investment transactions........         --          54         --          --
                                                                   ----------  ----------   --------    --------
Change in net assets resulting from operations....................      4,186      21,851        848       4,121
                                                                   ----------  ----------   --------    --------
Dividends to:
Class A Shareholders (a):
  From net investment income......................................    (2,061)      (8,874)      (372)     (1,435)
Class B Shareholders (b):
  From net investment income......................................        (6)         (18)        --          --
Class I Shareholders (c):
  From net investment income......................................    (2,119)     (12,905)      (476)     (2,686)
                                                                   ----------  ----------   --------    --------
Change in net assets from dividends to shareholders...............     (4,186)    (21,797)      (848)     (4,121)
                                                                   ----------  ----------   --------    --------
Change in net assets from capital share transactions..............   (484,977)     13,576    (34,565)    (33,165)
                                                                   ----------  ----------   --------    --------
Change in net assets..............................................   (484,977)     13,630    (34,565)    (33,165)
                                                                   ----------  ----------   --------    --------
Net Assets, End of Period......................................... $  841,200  $1,326,177   $232,811    $267,376
                                                                   ==========  ==========   ========    ========

(a)Represents Class 2 for Institutional Prime Obligations Money Market Fund.
(b)Represents Class 3 for Institutional Prime Obligations Money Market Fund.
(c)Represents Class 1 for Institutional Prime Obligations Money Market Fund.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                             Statements of Change in Net Assets
                                                         (Amounts in thousands)


Six Months             Six Months             Six Months                      Six Months
   Ended    Year Ended    Ended    Year Ended    Ended         Year Ended        Ended      Year Ended
January 31,  July 31,  January 31,  July 31,  January 31,       July 31,      January 31,    July 31,
   2003        2002       2003        2002       2003             2002           2003          2002
----------- ---------- ----------- ---------- -----------      ----------     -----------   ----------

      Bond Fund         Municipal Bond Fund   Florida Tax-Exempt Fund         Tennessee Tax-Exempt Fund
---------------------  ---------------------  ------------------------------  ------------------------
(Unaudited)            (Unaudited)            (Unaudited)                     (Unaudited)
 $ 634,644   $633,927   $386,523    $390,129   $  61,550        $ 61,833        $54,419      $61,889
 ---------   --------   --------    --------   ---------        --------        -------      -------

    14,334     30,798      6,745      15,297       1,086           2,320            799        1,788
     6,266      9,340        896         757          --             325            152          753
     8,961     12,107      3,155       7,520         549           1,156            389          627
 ---------   --------   --------    --------   ---------        --------        -------      -------
    29,561     52,245     10,796      23,574       1,635           3,801          1,340        3,168
 ---------   --------   --------    --------   ---------        --------        -------      -------

    (1,013)    (1,263)      (210)       (403)        (99)           (132)           (96)        (102)
      (588)       (58)       (42)        (10)         (1)             --             --           --
        --         --         --          --          --              --             --           --

      (211)      (376)       (56)        (85)        (44)            (57)           (23)         (38)
      (139)       (22)       (14)         (2)         --              --             --           --
        --         --         --          --          --              --             --           --

   (14,677)   (31,417)    (6,126)    (15,192)       (968)         (2,085)          (699)      (1,667)
    (7,893)    (1,498)    (1,118)       (339)         (5)             --             --           --
        --         --         --          --          --              --             --           --
 ---------   --------   --------    --------   ---------        --------        -------      -------
   (24,521)   (34,634)    (7,566)    (16,031)     (1,117)         (2,274)          (818)      (1,807)
 ---------   --------   --------    --------   ---------        --------        -------      -------
    20,275    (16,894)   (12,024)    (11,149)         97          (1,810)         2,674       (8,831)
 ---------   --------   --------    --------   ---------        --------        -------      -------
    25,315        717     (8,794)     (3,606)        615            (283)         3,196       (7,470)
 ---------   --------   --------    --------   ---------        --------        -------      -------
 $ 659,959   $634,644   $377,729    $386,523   $  62,165        $ 61,550        $57,615      $54,419
 =========   ========   ========    ========   =========        ========        =======      =======

   Treasury Reserve          Tax-Exempt       Institutional Prime Obligations
  Money Market Fund      Money Market Fund      Money Market Fund
---------------------  ---------------------  ------------------------------
(Unaudited)            (Unaudited)            (Unaudited)
 $ 316,986   $366,515   $206,543    $192,633   $ 667,633        $753,181
 ---------   --------   --------    --------   ---------        --------

       866      5,520        699       1,957       3,407          12,684
        --         --         --          (9)         --              27
 ---------   --------   --------    --------   ---------        --------
       866      5,520        699       1,948       3,407          12,711
 ---------   --------   --------    --------   ---------        --------

      (272)    (1,344)      (109)       (358)     (1,025)         (5,402)

        --         --         --          --        (779)         (2,954)

      (594)    (4,176)      (590)     (1,599)     (1,603)         (4,328)
 ---------   --------   --------    --------   ---------        --------
      (866)    (5,520)      (699)     (1,957)     (3,407)        (12,684)
 ---------   --------   --------    --------   ---------        --------
  (138,389)   (49,529)   (17,691)     13,919    (153,710)        (85,575)
 ---------   --------   --------    --------   ---------        --------
  (138,389)   (49,529)   (17,691)     13,910    (153,710)        (85,548)
 ---------   --------   --------    --------   ---------        --------
 $ 178,597   $316,986   $188,852    $206,543   $ 513,923        $667,633
 =========   ========   ========    ========   =========        ========


                      See notes to financial statements.

 AMSOUTH FUNDS
 Notes to Financial Statements
 January 31, 2003
 (Unaudited)


1.  Organization:

   AmSouth Funds (the "Trust") was organized on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

   The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Value Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund, the AmSouth Large Cap Fund, the AmSouth Capital Growth Fund, the AmSouth Mid Cap Fund, the AmSouth Small Cap Fund, the AmSouth International Equity Fund, the AmSouth Balanced Fund, the AmSouth Strategic Portfolios: Aggressive Growth Portfolio, the AmSouth Strategic Portfolios: Growth Portfolio, the AmSouth Strategic
Portfolios: Growth and Income Portfolio, the AmSouth Strategic Portfolios:
Moderate Growth and Income Portfolio, the AmSouth Government Income Fund, the AmSouth Limited Term Bond Fund, the AmSouth Bond Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida Tax-Exempt Fund, the AmSouth Tennessee Tax-Exempt Fund, (collectively, "the variable net asset funds"), the AmSouth Prime Money Market Fund, the AmSouth U.S. Treasury Money Market Fund, the AmSouth Treasury Reserve Money Market Fund, the AmSouth Tax-Exempt Money Market Fund and the AmSouth Institutional Prime Obligations Money Market Fund (collectively, "the money market funds")(collectively, "the Funds" and individually "a Fund").

2.  Reorganization:

   The shareholders of the AmSouth Limited Term Tennessee Tax-Exempt Fund approved at a special meeting of the shareholders held on October 15, 2002, a Plan of Reorganization ("Plan") effective November 1, 2002. The Plan, which qualified as a tax-free exchange for federal income tax purposes, provided for the transfer of all of the assets of the AmSouth Limited Term Tennessee Tax-Exempt Fund to the AmSouth Tennessee Tax-Exempt Fund in exchange for Class A and Class B shares of the Tennessee Tax-Exempt Fund and the assumption by the Tennessee Tax-Exempt Fund of all of the liabilities of the Limited Term Tennessee Tax-Exempt Fund, followed by the dissolution and liquidation of the Limited Term Tennessee Tax-Exempt Fund, and the distribution of shares of the Tennessee Tax-Exempt Fund to the shareholders of the Limited Term Tennessee Tax-Exempt Fund. The following is a summary of shares outstanding, net assets, net asset value per share, undistributed net realized losses, and unrealized appreciation immediately prior to and following the reorganization:

                                                                    After
                                        Before Reorganization   Reorganization
                                      ------------------------  --------------
                                        AmSouth
                                      Limited Term   AmSouth       AmSouth
                                       Tennessee    Tennessee     Tennessee
                                       Tax-Exempt   Tax-Exempt    Tax-Exempt
                                          Fund         Fund          Fund
                                      ------------ -----------  --------------
  Class A
     Shares..........................     850,232      372,321     1,214,802
     Net Assets......................  $8,769,633  $ 3,875,588   $12,645,221
     Net Asset Value.................  $    10.31  $     10.41   $     10.41
  Class B
     Shares..........................      97,040      176,597       272,645
     Net Assets......................  $1,000,801  $ 1,840,087   $ 2,840,888
     Net Asset Value.................  $    10.31  $     10.42   $     10.42
  Class I
     Shares..........................          --    4,519,017     4,519,017
     Net Assets......................          --  $47,001,860   $47,001,860
     Net Asset Value.................          --  $     10.40   $     10.40
  Unrealized Appreciation............  $  290,780  $16,488,051   $16,778,831
  Undistributed Realized Capital Loss  $  (53,964) $  (208,682)  $  (262,646)

   The AmSouth Tennessee Tax-Exempt Fund retained its investment objective and financial history after the reorganization.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements


2.  Reorganization (continued)

   The shareholders of the AmSouth Limited Term U.S. Government Fund approved at a special meeting of the shareholders held on October 15, 2002, a Plan of Reorganization ("Plan") effective November 1, 2002. The Plan, which qualified as a tax-free exchange for federal income tax purposes, provided for the transfer of all of the assets of the AmSouth Limited Term U.S. Government Fund to the AmSouth Government Income Fund in exchange for Class A, Class B, and Class I shares of the Government Income Fund and the assumption by the Government Income Fund of all of the liabilities of the Limited Term U.S. Government Fund, followed by the dissolution and liquidation of the Limited Term U.S. Government Fund, and the distribution of shares of the Government Income Fund to the shareholders of the Limited Term U.S. Government Fund. The following is a summary of shares outstanding, net assets, net asset value per share, undistributed net realized losses, and unrealized depreciation immediately prior to and following the reorganization:

                                                                         After
                                             Before Reorganization   Reorganization
                                           ------------------------- --------------
                                             AmSouth
                                           Limited Term   AmSouth       AmSouth
                                               U.S.      Government    Government
                                            Government     Income        Income
                                               Fund         Fund          Fund
                                           ------------ ------------ --------------
Class A
   Shares.................................     661,339     1,016,156     1,697,571
   Net Assets............................. $ 6,985,312  $ 10,416,782  $ 17,402,094
   Net Asset Value........................ $     10.56  $      10.25  $      10.25
Class B
   Shares.................................     535,539       409,428       961,249
   Net Assets............................. $ 5,655,809  $  4,196,376  $  9,852,185
   Net Asset Value........................ $     10.56  $      10.25  $      10.25
Class I
   Shares.................................   3,108,506    24,503,522    27,705,597
   Net Assets............................. $32,828,223  $251,214,253  $284,042,476
   Net Asset Value........................ $     10.56  $      10.25  $      10.25
Unrealized Appreciation................... $ 1,696,549  $ 15,082,282  $ 16,778,831
Undistributed Realized Capital Gain/(Loss) $  (465,656) $    203,010  $   (262,646)

   The AmSouth Government Income Fund retained its investment objective and financial history after the reorganization.

                                   Continued

 AMSOUTH FUNDS
 Notes to Financial Statements


2.  Reorganization (continued)

   The shareholders of the AmSouth Equity Income Fund approved at a special meeting of the shareholders held on October 15, 2002, a Plan of Reorganization ("Plan") effective November 8, 2002. The Plan, which qualified as a tax-free exchange for federal income tax purposes, provided for the transfer of all of the assets of the AmSouth Equity Income Fund to the AmSouth Value Fund in exchange for Class A, Class B, and Class I shares of the Value Fund and the assumption by the Value Fund of all of the liabilities of the Equity Income Fund, followed by the dissolution and liquidation of the Equity Income Fund, and the distribution of shares of the Value Fund to the shareholders of the Equity Income Fund. The following is a summary of shares outstanding, net assets, net asset value per share, undistributed net realized losses, and unrealized depreciation immediately prior to and following the reorganization:

                                                                     After
                                        Before Reorganization    Reorganization
                                     --------------------------  --------------
                                        AmSouth
                                        Equity        AmSouth       AmSouth
                                        Income         Value         Value
                                         Fund          Fund           Fund
                                     ------------  ------------  --------------
 Class A
    Shares..........................    1,689,021     7,799,078      9,362,304
    Net Assets...................... $ 18,206,099  $ 90,831,411   $109,037,510
    Net Asset Value................. $      10.78  $      11.65   $      11.65
 Class B
    Shares..........................    1,647,093     1,018,302      2,552,269
    Net Assets...................... $ 17,577,004  $ 11,668,265   $ 29,245,269
    Net Asset Value................. $      10.67  $      11.46   $      11.46
 Class I
    Shares..........................    2,679,390    35,022,078     37,508,732
    Net Assets...................... $ 28,903,417  $407,077,769   $435,981,186
    Net Asset Value................. $      10.79  $      11.62   $      11.62
 Unrealized Depreciation............ $ (1,062,892) $(79,501,525)  $(80,564,417)
 Undistributed Realized Capital Loss $(37,613,990) $ (8,551,277)  $(46,165,267)

   The AmSouth Value Fund retained its investment objective and financial history after the reorganization.

3.  Significant Accounting Policies:

   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

   Investments of the money market funds are valued at amortized cost. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

   Bond and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trust's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges of over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements


3.  Significant Accounting Policies (continued)

   The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Trust's Board of Trustees.

   Investments in investment companies are valued at their net asset values as reported by such companies.

   The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.

   Investments in restricted securities are valued by the Board of Trustees, or by procedures approved by the Board of Trustees, by considering pertinent factors, including the results of operations and the sales price of recent private placements in its common stock. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Securities Transactions and Related Income:

   Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Financial Futures Contracts:

   The Enhanced Market, Select Equity, Large Cap, Capital Growth, Mid Cap, International Equity, Limited Term Bond, Bond, and Tennessee Tax-Exempt Funds may invest in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that it intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements:

   The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers which AmSouth Investment Management Company, LLC ("AIMCO"), deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. All repurchase agreements are fully collateralized by various U.S. government securities.

Foreign Currency Translation:

   The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

                                   Continued

 AMSOUTH FUNDS
 Notes to Financial Statements


3.  Significant Accounting Policies (continued)

   Reported net realized foreign exchange gains or losses arise from sales and maturities of fund securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Risks Associated with Foreign Securities and Currencies:

   Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

   Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Forward Currency Contracts:

   The International Equity Fund may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

   Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held are recorded for financial reporting purposes as unrealized gains and losses by the Fund.

Financial Instruments:

   The Select Equity, Enhanced Market, Large Cap, Capital Growth, Mid Cap, International Equity, Balanced, and Bond Funds may write call options only on securities that are owned by the Fund ("covered calls"). A written call option gives a specified counter-party the right to require the writer of the option to deliver the agreed upon securities, at the agreed upon price, up until the expiration date specified in the contract. For this right, a premium is paid to the writer of the option. The premium received by the Fund for writing the option is booked as realized gains to the Fund. The risks associated with writing a covered call option are diminished compared to writing an uncovered call. The Fund does not bear the risk of having to purchase the securities in the open market at a price greater than the call price should the call option be exercised. Since the Fund owns the securities on which the call has been written, the Fund bears the risk of not receiving the fair market value of a security if the option is exercised. They would be required to sell the securities at the agreed upon price, which would presumably be lower than the fair market value of the securities if the option is exercised.

Securities Lending:

   To generate additional income, the Funds may lend up to 33/1//\\3\\% of total assets pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements


3.  Significant Accounting Policies (continued)

   When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.


   There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of January 31, 2003, the following Funds had securities on loan (amounts in thousands):

                                                                   Market
                                                        Market    Value of
                                                       Value of    Loaned
                                                      Collateral Securities
                                                      ---------- ----------
    Value Fund.......................................  $104,557   $101,205
    Enhanced Market Fund.............................       520        500
    Large Cap Equity.................................    79,843     79,454
    Capital Growth...................................    39,232     38,310
    Mid Cap Equity...................................     5,311      5,141
    Small Cap Fund...................................    28,859     28,872
    International Equity Fund........................     5,225      4,844
    Balanced Fund....................................    21,523     21,067
    Government Income Fund...........................    62,136     60,902
    Limited Term Bond Fund...........................    45,419     44,648
    Bond Fund........................................   177,549    173,881
    Prime Money Market Fund..........................    69,000     68,845
    U.S. Treasury Money Market Fund..................    40,617     40,515
    Treasury Reserve Money Market Fund...............    27,083     26,995
    Institutional Prime Obligations Money Market Fund    46,000     45,883

Dividends to Shareholders:

   Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds, except for the International Equity Fund, which dividends are declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                                   Continued

 AMSOUTH FUNDS
 Notes to Financial Statements


3.  Significant Accounting Policies (continued)

Other:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to all the Funds on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

4.  Purchases and Sales of Securities:

   Purchases and sales of securities (excluding short-term securities) for the six months ended January 31, 2003 were as follows (amounts in thousands):

                                                 Purchases  Sales
                                                 --------- --------
            Value Fund.......................... $139,979  $145,570
            Select Equity Fund..................   36,495    33,363
            Enhanced Market Fund................   52,221     9,425
            Large Cap Equity....................   27,445    24,854
            Capital Growth......................  213,860   221,960
            Mid Cap Equity......................   57,958    13,677
            Small Cap Fund......................  177,306   162,116
            International Equity Fund...........   57,822    20,809
            Balanced Fund.......................   28,895    27,533
            Aggressive Growth Portfolio.........   12,879    10,245
            Growth Portfolio....................   18,037    14,997
            Growth and Income Portfolio.........   71,558    64,064
            Moderate Growth and Income Portfolio   24,031    22,320
            Government Income Fund..............   77,233    82,501
            Limited Term Bond Fund..............   22,856    29,856
            Bond Fund...........................   70,626    85,368
            Municipal Bond Fund.................       --    38,429
            Florida Tax-Exempt Fund.............    1,197     1,060
            Tennessee Tax-Exempt Fund...........    8,460     4,367

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements


5.  Affiliated Party Transactions:

   AIMCO, a separate, wholly owned subsidiary of AmSouth Bank ("AmSouth"), serves as investment advisor for the Trust. Under the terms of the investment advisory agreement, AIMCO is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

                                                         Annual Fee as a
                                                      Percentage of Average
                                                        Daily Net Assets
                                                      ---------------------
    Value Fund.......................................         0.80%
    Select Equity Fund...............................         0.80%
    Enhanced Market Fund.............................         0.45%
    Large Cap........................................         0.80%
    Capital Growth...................................         0.80%
    Mid Cap Equity...................................         1.00%
    Small Cap Fund...................................         1.20%
    International Equity Fund........................         1.25%
    Balanced Fund....................................         0.80%
    Aggressive Growth Portfolio......................         0.20%
    Growth Portfolio.................................         0.20%
    Growth and Income Portfolio......................         0.20%
    Moderate Growth and Income Portfolio.............         0.20%
    Government Income Fund...........................         0.65%
    Limited Term Bond Fund...........................         0.65%
    Bond Fund........................................         0.65%
    Municipal Bond Fund..............................         0.65%
    Florida Tax-Exempt Fund..........................         0.65%
    Tennessee Tax-Exempt Fund........................         0.65%
    Prime Money Market Fund..........................         0.40%
    U.S. Treasury Money Market Fund..................         0.40%
    Treasury Reserve Money Market Fund...............         0.40%
    Tax-Exempt Money Market Fund.....................         0.40%
    Institutional Prime Obligations Money Market Fund         0.20%

   AmSouth serves as Custodian for the Trust, with the exception of the International Equity Fund. Pursuant to the Custodian Agreement with the Trust, AmSouth receives compensation from each Fund for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. The Bank of New York serves the International Equity Fund as the custodian.

   BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of the BISYS Group, Inc.

   ASO Services Company ("ASO"), a wholly owned subsidiary of the BISYS Group, Inc., serves the Funds as Administrator ("Administrator"). Under the terms of the administration agreement, the Administrator receives a fee computed based on an annual percentage of 0.20% of the average daily net assets of each of the Funds except the Institutional Prime Obligations Money Market Fund, which is 0.10%. AmSouth and BISYS Ohio, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds' sub-administrators. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain Administration duties, for which AmSouth receives a fee, paid by the Administrator, based on a percentage of each Fund's daily average net assets. ASO also serves the Funds as Fund Accountant for whom ASO receives a fee based on a percentage of each Fund's average daily net assets.

   Pursuant to its agreement with the Administrator, BISYS Ohio, as sub-administrator, is entitled to compensation as mutually agreed upon from time to time by it and the Administrator. BISYS serves as the Funds' distributor and is entitled to receive

                                   Continued

 AMSOUTH FUNDS
 Notes to Financial Statements


5.  Affiliated Party Transactions (continued)

commissions on sales of shares of the variable net asset value funds. For the six months ended January 31, 2003, BISYS received $1,251,984 from commissions earned on sales of shares of the Funds' variable net asset value funds. BISYS reallowed $574 to affiliated broker dealers of the Fund's shares. BISYS receives no fees from the Funds for providing distribution services to the Funds.

   BISYS Ohio, serves the Funds as Transfer Agent. Under the terms of the Transfer Agent Agreement, BISYS Ohio, receives a fee based on a percentage of each Fund's average daily net assets, plus out of pocket charges.

   Class A and Class I of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the Class A Shares and 0.15% of the Class I Shares of the average daily net assets of each of the Funds.

   Class B Shares, Class 2 Shares, and Class 3 Shares of the Trust are subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as payment for its services or expenses in connection with distribution assistance of the Funds' Class B Shares, Class 2 Shares, and Class 3 Shares to the participating organizations customers. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and pays BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B Shares of each of the Funds, which includes a Shareholder Servicing Fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. Class 2 Shares and Class 3 Shares are subject to a maximum rate of 0.25% and 0.50% of daily average net assets, respectively, for such services.

   During the period there were no commissions paid to affiliated brokers for security transactions.

   AIMCO, AmSouth, ASO, BISYS, and BISYS Ohio have voluntarily agreed to waive a portion of their fees. These expense waivers are voluntary and may be discontinued at any time.

6.  Concentration of Credit Risk

   The Municipal Bond Fund invests a large portion of its assets in tax-exempt debt obligations issued by the State of Alabama, its municipalities, counties, and other taxing districts. The issuers' abilities to meet their obligations may be affected by Alabama's economic, regional, and political developments.

   The Florida Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Florida, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Florida's economic, regional, and political developments.

   The Tennessee Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee's economic, regional, and political developments.

7.  Capital Share Transactions:

   The Trust has issued three classes of Fund shares: Class A Shares, Class I Shares, and Class B Shares in the Prime Money Market Fund and the variable net asset funds. The Trust has issued three classes of fund shares in the Institutional Prime Obligations Money Market Fund: Class 1, Class 2 and Class
3. The Trust has issued two classes of Fund shares: Class A Shares and Class I Shares in the other money market funds. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

   Transactions in capital shares for the Funds were as follows (amounts in thousands):

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements

Capital Share Transactions (continued)


                                      ------------------------------------------
                                                   Class A Shares:
                                      -----------------------------------------
                                       Proceeds               Cost of    Total
                                      from shares  Dividends   shares   Class A
                                        issued     reinvested redeemed  Shares
                                      -----------  ---------- --------  -------
Value Fund
  Six Months Ended January 31, 2003#.   $42,042(a)  $ 4,277   $(28,367) $17,952
  Year Ended July 31, 2002...........    55,652      10,874    (26,570)  39,956
Select Equity Fund
  Six Months Ended January 31, 2003#.     1,769          15       (456)   1,328
  Year Ended July 31, 2002...........     2,927           8       (913)   2,022
Enhanced Market Fund
  Six Months Ended January 31, 2003#.     3,806          59     (2,660)   1,205
  Year Ended July 31, 2002...........     6,196         350     (7,540)    (994)
Large Cap Fund
  Six Months Ended January 31, 2003#.    30,535       2,498    (13,584)  19,449
  Year Ended July 31, 2002...........    32,795       3,488    (25,199)  11,084
Capital Growth Fund
  Six Months Ended January 31, 2003#.     2,007          --     (2,796)    (789)
  Year Ended July 31, 2002...........    63,690(d)       --    (62,591)   1,099
Mid Cap Fund
  Six Months Ended January 31, 2003#.     1,417           2     (1,586)    (167)
  Year Ended July 31, 2002...........     2,640          --     (4,320)  (1,680)
Small Cap Fund
  Six Months Ended January 31, 2003#.     8,494          --     (8,490)       4
  Year Ended July 31, 2002...........    23,941          --    (24,892)    (951)
International Equity Fund
  Six Months Ended January 31, 2003#.    51,934           2    (52,470)    (534)
  Year Ended July 31, 2002...........    23,798          --    (22,173)   1,625
Balanced Fund
  Six Months Ended January 31, 2003#.    10,492       1,798    (10,475)   1,815
  Year Ended July 31, 2002...........    36,964       3,681    (16,459)  24,186
Aggressive Growth Portfolio
  Six Months Ended January 31, 2003#.     2,590          --       (822)   1,768
  Year Ended July 31, 2002...........     8,969         450     (1,213)   8,206
Growth Portfolio
  Six Months Ended January 31, 2003#.     4,046          32     (1,037)   3,041
  Year Ended July 31, 2002...........     4,690         188       (579)   4,299
Growth & Income Portfolio
  Six Months Ended January 31, 2003#.     6,442         160     (1,362)   5,240
  Year Ended July 31, 2002...........    13,493         635     (4,314)   9,814
Moderate Growth & Income Portfolio
  Six Months Ended January 31, 2003#.     2,308         107       (779)   1,636
  Year Ended July 31, 2002...........     7,077         136       (771)   6,442


                                                   Class B Shares:                             Class I Shares:
                                      -----------------------------------------  -------------------------------------------
                                       Proceeds               Cost of    Total    Proceeds                Cost of     Total
                                      from shares  Dividends   shares   Class B  from shares  Dividends    shares    Class I
                                        issued     reinvested redeemed  Shares     issued     reinvested  redeemed   Shares
                                      -----------  ---------- --------  -------  -----------  ---------- ---------  --------
Value Fund
  Six Months Ended January 31, 2003#.   $26,525(b)   $  529   $(11,065) $15,989   $138,740(c)  $ 9,831   $(127,930) $ 20,641
  Year Ended July 31, 2002...........    11,633       1,064     (2,952)   9,745    187,113      22,992    (136,455)   73,650
Select Equity Fund
  Six Months Ended January 31, 2003#.     1,630           7       (542)   1,095     16,617          25        (500)   16,142
  Year Ended July 31, 2002...........     4,276           1       (779)   3,498      1,932          19        (351)    1,600
Enhanced Market Fund
  Six Months Ended January 31, 2003#.     1,542           1     (1,403)     140     46,891          16      (4,102)   42,805
  Year Ended July 31, 2002...........     1,458         158     (3,392)  (1,776)    10,828         172     (16,790)   (5,790)
Large Cap Fund
  Six Months Ended January 31, 2003#.     2,836         819     (3,430)     225     54,373      11,394     (70,285)   (4,518)
  Year Ended July 31, 2002...........     7,098       1,482     (6,393)   2,187     83,707      20,143     (87,776)   16,074
Capital Growth Fund
  Six Months Ended January 31, 2003#.       412          --       (948)    (536)    37,246          --     (47,778)  (10,532)
  Year Ended July 31, 2002...........     4,235(e)       --     (2,167)   2,068    114,640(f)       --     (90,933)   23,707
Mid Cap Fund
  Six Months Ended January 31, 2003#.       637          --       (863)    (226)    53,588          25      (4,284)   49,329
  Year Ended July 31, 2002...........     1,036          --     (2,906)  (1,870)    40,396          --     (42,611)   (2,215)
Small Cap Fund
  Six Months Ended January 31, 2003#.       156          --       (199)     (43)    55,495          --     (38,869)   16,626
  Year Ended July 31, 2002...........       693          --       (759)     (66)   108,660          --     (89,867)   18,793
International Equity Fund
  Six Months Ended January 31, 2003#.        20          --        (66)     (46)   155,551         196    (129,591)   26,156
  Year Ended July 31, 2002...........       245          --       (193)      52    365,870          52    (297,719)   68,203
Balanced Fund
  Six Months Ended January 31, 2003#.     3,832         374     (2,593)   1,613      5,160       1,635     (10,538)   (3,743)
  Year Ended July 31, 2002...........    12,662         538     (3,453)   9,747     15,330       3,747     (42,740)  (23,663)
Aggressive Growth Portfolio
  Six Months Ended January 31, 2003#.       198          --        (74)     124      1,288          --      (1,932)     (644)
  Year Ended July 31, 2002...........       654          48        (68)     634      4,578       1,140      (9,341)   (3,623)
Growth Portfolio
  Six Months Ended January 31, 2003#.       655           4       (140)     519        671          56      (2,492)   (1,765)
  Year Ended July 31, 2002...........       954          62       (414)     602      2,444         559      (6,139)   (3,136)
Growth & Income Portfolio
  Six Months Ended January 31, 2003#.       457          10       (168)     299      7,461         504      (7,192)      773
  Year Ended July 31, 2002...........       666          80       (485)     261      9,646       3,144     (22,457)   (9,667)
Moderate Growth & Income Portfolio
  Six Months Ended January 31, 2003#.       397          13       (122)     288      1,756         263      (2,547)     (528)
  Year Ended July 31, 2002...........       608          43       (757)    (106)     5,177         854      (6,137)     (106)




                                       Total net increase
                                        (decrease) from
                                      capital transactions
                                      --------------------
Value Fund
  Six Months Ended January 31, 2003#.       $ 54,582
  Year Ended July 31, 2002...........        123,351
Select Equity Fund
  Six Months Ended January 31, 2003#.         18,565
  Year Ended July 31, 2002...........          7,120
Enhanced Market Fund
  Six Months Ended January 31, 2003#.         44,150
  Year Ended July 31, 2002...........         (8,560)
Large Cap Fund
  Six Months Ended January 31, 2003#.         15,156
  Year Ended July 31, 2002...........         29,345
Capital Growth Fund
  Six Months Ended January 31, 2003#.        (11,857)
  Year Ended July 31, 2002...........         26,874
Mid Cap Fund
  Six Months Ended January 31, 2003#.         48,936
  Year Ended July 31, 2002...........         (5,765)
Small Cap Fund
  Six Months Ended January 31, 2003#.         16,587
  Year Ended July 31, 2002...........         17,776
International Equity Fund
  Six Months Ended January 31, 2003#.         25,576
  Year Ended July 31, 2002...........         69,880
Balanced Fund
  Six Months Ended January 31, 2003#.           (315)
  Year Ended July 31, 2002...........         10,270
Aggressive Growth Portfolio
  Six Months Ended January 31, 2003#.          1,248
  Year Ended July 31, 2002...........          5,217
Growth Portfolio
  Six Months Ended January 31, 2003#.          1,795
  Year Ended July 31, 2002...........          1,765
Growth & Income Portfolio
  Six Months Ended January 31, 2003#.          6,312
  Year Ended July 31, 2002...........            408
Moderate Growth & Income Portfolio
  Six Months Ended January 31, 2003#.          1,396
  Year Ended July 31, 2002...........          6,230

--------
# Unaudited.
(a)Proceeds from Shares Issued include $18,206 issued in connection with the AmSouth Equity Income Fund Merger.
(b)Proceeds from Shares Issued include $17,577 issued in connection with the AmSouth Equity Income Fund Merger.
(c)Proceeds from Shares Issued include $28,903 issued in connection with the AmSouth Equity Income Fund Merger.
(d)Proceeds from Shares Issued include $2,993 issued in connection with the AmSouth Growth Fund Merger.
(e)Proceeds from Shares Issued include $3,051 issued in connection with the AmSouth Growth Fund Merger.
(f)Proceeds from Shares Issued include $3,939 issued in connection with the AmSouth Growth Fund Merger.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements

Capital Share Transactions (continued)


                                              ------------------------------------------
                                                           Class A Shares:
                                              -----------------------------------------
                                              -----       ---      ------      -----



                                                                           Total Class A
                                               Issued  Reinvested Redeemed    Shares
                                              ------   ---------- -------- -------------
                                              -----       ---      ------      -----
Value Fund
 Six Months Ended January 31, 2003#.......... 2,402(a)    363      (1,230)     1,535
 Year Ended July 31, 2002.................... 3,029       628      (1,580)     2,077
Select Equity Fund
 Six Months Ended January 31, 2003#..........   163         1         (42)       122
 Year Ended July 31, 2002....................   252         1         (79)       174
Enhanced Market Fund
 Six Months Ended January 31, 2003#..........   412         7        (274)       145
 Year Ended July 31, 2002....................   568        31        (702)      (103)
Large Cap Fund
 Six Months Ended January 31, 2003#.......... 1,913       169        (756)     1,326
 Year Ended July 31, 2002.................... 1,717       178      (1,334)       561
Capital Growth Fund
 Six Months Ended January 31, 2003#..........   254        --        (356)      (102)
 Year Ended July 31, 2002.................... 6,684(d)     --      (6,419)       265
Mid Cap Fund
 Six Months Ended January 31, 2003#..........   159        --        (175)       (16)
 Year Ended July 31, 2002....................   242        --        (405)      (163)
Small Cap Fund
 Six Months Ended January 31, 2003#.......... 1,312        --      (1,320)        (8)
 Year Ended July 31, 2002.................... 2,829        --      (2,937)      (108)
International Equity Fund
 Six Months Ended January 31, 2003#.......... 7,181        --      (7,172)         9
 Year Ended July 31, 2002.................... 2,845        --      (2,625)       220
Balanced Fund
 Six Months Ended January 31, 2003#..........   706       166        (708)       164
 Year Ended July 31, 2002.................... 3,078       311      (1,407)     1,982
Aggressive Growth Portfolio
 Six Months Ended January 31, 2003#..........   381        --        (119)       262
 Year Ended July 31, 2002.................... 1,028        52        (145)       935
Growth Portfolio
 Six Months Ended January 31, 2003#..........   540         4        (139)       405
 Year Ended July 31, 2002....................   528        22         (69)       481
Growth & Income Portfolio
 Six Months Ended January 31, 2003#..........   794        19        (166)       647
 Year Ended July 31, 2002.................... 1,466        70        (487)     1,049
Moderate Growth & Income Portfolio
 Six Months Ended January 31, 2003#..........   266        13         (91)       188
 Year Ended July 31, 2002....................   773        15         (85)       703


                                                           Class B Shares:                             Class I Shares:
                                              -----------------------------------------  -----------------------------
                                              -----        --       ----       -----     ------      -----    -------



                                                                           Total Class B
                                               Issued  Reinvested Redeemed    Shares      Issued   Reinvested Redeemed
                                              ------   ---------- -------- ------------- ------    ---------- --------
                                              -----        --       ----       -----     ------      -----    -------
Value Fund
 Six Months Ended January 31, 2003#.......... 1,590(b)     46       (236)      1,400      8,328(c)     836     (7,252)
 Year Ended July 31, 2002....................   659        62       (188)        533     11,533      1,331     (7,697)
Select Equity Fund
 Six Months Ended January 31, 2003#..........   151         1        (51)        101      1,519          2        (46)
 Year Ended July 31, 2002....................   374        --        (71)        303        167          2        (31)
Enhanced Market Fund
 Six Months Ended January 31, 2003#..........   162        --       (150)         12      5,248          2       (455)
 Year Ended July 31, 2002....................   134        14       (319)       (171)       963         15     (1,497)
Large Cap Fund
 Six Months Ended January 31, 2003#..........   137        58       (179)         16      2,649        768     (3,719)
 Year Ended July 31, 2002....................   371        78       (352)         97      4,371      1,026     (4,505)
Capital Growth Fund
 Six Months Ended January 31, 2003#..........    54        --       (127)        (73)     4,777         --     (6,105)
 Year Ended July 31, 2002....................   539(e)     --       (245)        294     12,204(f)      --     (9,367)
Mid Cap Fund
 Six Months Ended January 31, 2003#..........    28        --        (98)        (70)     6,133          3       (474)
 Year Ended July 31, 2002....................    96        --       (279)       (183)     3,652         --     (3,862)
Small Cap Fund
 Six Months Ended January 31, 2003#..........    25        --        (31)         (6)     8,202         --     (5,728)
 Year Ended July 31, 2002....................    85        --        (95)        (10)    12,942         --    (10,553)
International Equity Fund
 Six Months Ended January 31, 2003#..........     2        --         (9)         (7)    21,535         27    (17,690)
 Year Ended July 31, 2002....................    30        --        (23)          7     42,983          6    (34,647)
Balanced Fund
 Six Months Ended January 31, 2003#..........   291        35       (177)        149        223        151       (722)
 Year Ended July 31, 2002.................... 1,071        46       (301)        816      1,270        316     (3,548)
Aggressive Growth Portfolio
 Six Months Ended January 31, 2003#..........    29        --        (11)         18        189         --       (282)
 Year Ended July 31, 2002....................    74         6         (9)         71        527        131     (1,092)
Growth Portfolio
 Six Months Ended January 31, 2003#..........    87        --        (19)         68         89          7       (330)
 Year Ended July 31, 2002....................   110         7        (50)         67        280         64       (696)
Growth & Income Portfolio
 Six Months Ended January 31, 2003#..........    55         1        (21)         35        902         61       (864)
 Year Ended July 31, 2002....................    71         9        (57)         23      1,053        343     (2,437)
Moderate Growth & Income Portfolio
 Six Months Ended January 31, 2003#..........    47         1        (14)         34        202         31       (297)
 Year Ended July 31, 2002....................    65         5        (84)        (14)       571         92       (666)




                                                 ------
                                                             Total net
                                                              increase
                                                             (decrease)
                                              Total Class I  from share
                                                 Shares     transactions
                                              ------------- ------------
                                                 ------        ------
Value Fund
 Six Months Ended January 31, 2003#..........     1,912         4,847
 Year Ended July 31, 2002....................     5,167         7,777
Select Equity Fund
 Six Months Ended January 31, 2003#..........     1,475         1,698
 Year Ended July 31, 2002....................       138           615
Enhanced Market Fund
 Six Months Ended January 31, 2003#..........     4,795         4,952
 Year Ended July 31, 2002....................      (519)         (793)
Large Cap Fund
 Six Months Ended January 31, 2003#..........      (302)        1,040
 Year Ended July 31, 2002....................       892         1,550
Capital Growth Fund
 Six Months Ended January 31, 2003#..........    (1,328)       (1,503)
 Year Ended July 31, 2002....................     2,837         3,396
Mid Cap Fund
 Six Months Ended January 31, 2003#..........     5,662         5,576
 Year Ended July 31, 2002....................      (210)         (556)
Small Cap Fund
 Six Months Ended January 31, 2003#..........     2,474         2,460
 Year Ended July 31, 2002....................     2,389         2,271
International Equity Fund
 Six Months Ended January 31, 2003#..........     3,872         3,874
 Year Ended July 31, 2002....................     8,342         8,569
Balanced Fund
 Six Months Ended January 31, 2003#..........      (348)          (35)
 Year Ended July 31, 2002....................    (1,962)          836
Aggressive Growth Portfolio
 Six Months Ended January 31, 2003#..........       (93)          187
 Year Ended July 31, 2002....................      (434)          572
Growth Portfolio
 Six Months Ended January 31, 2003#..........      (234)          239
 Year Ended July 31, 2002....................      (352)          196
Growth & Income Portfolio
 Six Months Ended January 31, 2003#..........        99           781
 Year Ended July 31, 2002....................    (1,041)           31
Moderate Growth & Income Portfolio
 Six Months Ended January 31, 2003#..........       (64)          158
 Year Ended July 31, 2002....................        (3)          686

--------
# Unaudited.
(a)Shares Issued include 1,563 issued in connection with the AmSouth Equity Income Fund Merger.
(b)Shares Issued include 1,534 issued in connection with the AmSouth Equity Income Fund Merger.
(c)Shares Issued include 2,487 issued in connection with the AmSouth Equity Income Fund Merger.
(d)Shares Issued include 335 issued in connection with the AmSouth Growth Fund Merger.
(e)Shares Issued include 359 issued in connection with the AmSouth Growth Fund Merger.
(f)Shares Issued include 442 issued in connection with the AmSouth Growth Fund Merger.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements


Capital Share Transactions (continued)


                                      ----------------------------------------
                                                  Class A Shares:
                                      ---------------------------------------
                                       Proceeds               Cost of   Total
                                      from shares  Dividends   shares  Class A
                                        issued     reinvested redeemed Shares
                                      -----------  ---------- -------- -------
Government Income Fund
  Six Months Ended January 31, 2003#.   $20,584(a)     331    (11,171)  9,744
  Year Ended July 31, 2002...........   $11,811        268     (9,054)  3,025
Limited Term Bond Fund
  Six Months Ended January 31, 2003#.   $22,798        416    (24,723) (1,509)
  Year Ended July 31, 2002...........   $31,115        590    (19,060) 12,645
Bond Fund
  Six Months Ended January 31, 2003#.   $20,830      1,415    (13,195)  9,050
  Year Ended July 31, 2002...........   $56,327      1,126    (39,185) 18,268
Municipal Bond Fund
  Six Months Ended January 31, 2003#.   $ 5,297        196     (2,176)  3,317
  Year Ended July 31, 2002...........   $ 7,654        317     (4,613)  3,358
Florida Tax-Exempt Fund
  Six Months Ended January 31, 2003#.   $ 2,753         74       (395)  2,432
  Year Ended July 31, 2002...........   $ 5,830        108     (5,302)    636
Tennessee Tax-Exempt Fund
  Six Months Ended January 31, 2003#.   $10,841(d)      16     (3,659)  7,198
  Year Ended July 31, 2002...........   $ 2,149         39     (2,556)   (368)


                                                  Class B Shares:                          Class I Shares:
                                      --------------------------------------- -----------------------------------------
                                       Proceeds              Cost of   Total   Proceeds               Cost of    Total
                                      from shares Dividends   shares  Class B from shares  Dividends   shares   Class I
                                        issued    reinvested redeemed Shares    issued     reinvested redeemed  Shares
                                      ----------- ---------- -------- ------- -----------  ---------- --------  -------
Government Income Fund
  Six Months Ended January 31, 2003#.    7,012(b)    114        (704)  6,422     83,204(c)   4,629     (92,840)  (5,007)
  Year Ended July 31, 2002...........    3,199        68      (1,390)  1,877     95,621      8,263    (147,390) (43,506)
Limited Term Bond Fund
  Six Months Ended January 31, 2003#.    5,794       170        (916)  5,048     41,415        938     (39,044)   3,309
  Year Ended July 31, 2002...........    7,823       151        (385)  7,589     69,321      2,152     (77,179)  (5,706)
Bond Fund
  Six Months Ended January 31, 2003#.    1,605       263      (1,280)    588    106,153      7,991    (103,507)  10,637
  Year Ended July 31, 2002...........    4,361       274      (2,425)  2,210    190,908      9,856    (238,136) (37,372)
Municipal Bond Fund
  Six Months Ended January 31, 2003#.      889        32        (342)    579     24,192        437     (40,549) (15,920)
  Year Ended July 31, 2002...........    2,561        49        (609)  2,001     61,599        424     (78,531) (16,508)
Florida Tax-Exempt Fund
  Six Months Ended January 31, 2003#.    1,158        28        (413)    773      1,467          9      (4,584)  (3,108)
  Year Ended July 31, 2002...........    1,835        29        (660)  1,204     12,870         32     (16,552)  (3,650)
Tennessee Tax-Exempt Fund
  Six Months Ended January 31, 2003#.    1,271(e)     17        (351)    937      2,971          2      (8,434)  (5,461)
  Year Ended July 31, 2002...........      594        31        (264)    361      2,920          7     (11,751)  (8,824)




                                       Total net increase
                                        (decrease) from
                                      capital transactions
                                      --------------------
Government Income Fund
  Six Months Ended January 31, 2003#.       $ 11,159
  Year Ended July 31, 2002...........       $(38,604)
Limited Term Bond Fund
  Six Months Ended January 31, 2003#.       $  6,848
  Year Ended July 31, 2002...........       $ 14,528
Bond Fund
  Six Months Ended January 31, 2003#.       $ 20,275
  Year Ended July 31, 2002...........       $(16,894)
Municipal Bond Fund
  Six Months Ended January 31, 2003#.       $(12,024)
  Year Ended July 31, 2002...........       $(11,149)
Florida Tax-Exempt Fund
  Six Months Ended January 31, 2003#.       $     97
  Year Ended July 31, 2002...........       $ (1,810)
Tennessee Tax-Exempt Fund
  Six Months Ended January 31, 2003#.       $  2,674
  Year Ended July 31, 2002...........       $ (8,831)

--------
# Unaudited.
(a)Proceeds from Shares Issued include $6,985 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(b)Proceeds from Shares Issued include $5,656 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(c)Proceeds from Shares Issued include $32,828 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(d)Proceeds from Shares Issued include $8,770 issued in connection with the AmSouth Limited Term Tennessee Tax-Exempt Fund Merger.
(e)Proceeds from Shares Issued include $1,001 issued in connection with the AmSouth Limited Term Tennessee Tax-Exempt Fund Merger.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements

Capital Share Transactions (continued)


                                      ---------------------------------------------
                                                    Class A Shares:*
                                      --------------------------------------------


                                                                            Total
                                                                           Class A
                                         Issued    Reinvested  Redeemed    Shares
                                      ---------    ---------- ----------  --------
Government Income Fund
  Six Months Ended January 31, 2003#.     2,004(a)      32        (1,087)      949
  Year Ended July 31, 2002...........     1,158         26          (888)      296
Limited Term Bond Fund
  Six Months Ended January 31, 2003#.     2,121         39        (2,302)     (142)
  Year Ended July 31, 2002...........     2,934         56        (1,798)    1,192
Bond Fund
  Six Months Ended January 31, 2003#.     1,790        123        (1,134)      779
  Year Ended July 31, 2002...........     5,033        101        (3,513)    1,621
Municipal Bond Fund
  Six Months Ended January 31, 2003#.       506         19          (207)      318
  Year Ended July 31, 2002...........       748         31          (454)      325
Florida Tax-Exempt Fund
  Six Months Ended January 31, 2003#.       253          7           (36)      224
  Year Ended July 31, 2002...........       551         10          (501)       60
Tennessee Tax-Exempt Fund
  Six Months Ended January 31, 2003#.     1,036(d)       2          (346)      692
  Year Ended July 31, 2002...........       209          4          (255)      (42)
Prime Money Market Fund+
  Six Months Ended January 31, 2003#.   217,703      2,188      (300,144)  (80,253)
  Year Ended July 31, 2002...........   832,105      8,937      (854,262)  (13,220)
U.S. Treasury Money Market Fund+
  Six Months Ended January 31, 2003#.   128,396         32       (90,031)   38,397
  Year Ended July 31, 2002...........   184,653        177      (188,921)   (4,091)
Treasury Reserve Money Market Fund+
  Six Months Ended January 31, 2003#.   106,973         20      (139,854)  (32,861)
  Year Ended July 31, 2002...........   308,525        102      (309,821)   (1,194)
Tax-Exempt Money Market Fund+
  Six Months Ended January 31, 2003#.    42,395        110       (33,985)    8,520
  Year Ended July 31, 2002...........    61,744        398       (71,460)   (9,318)
Institutional Prime Obligations Money Market Fund+
  Six Months Ended January 31, 2003#.   568,032          1      (558,251)    9,782
  Year Ended July 31, 2002........... 1,213,441          7    (1,367,574) (154,126)


                                                  Class B Shares:**                          Class I Shares:***
                                      ----------------------------------------  --------------------------------------------


                                                                        Total                                         Total
                                                                       Class B                                       Class I
                                        Issued   Reinvested Redeemed   Shares      Issued    Reinvested  Redeemed    Shares
                                      -------    ---------- --------  --------  ---------    ---------- ----------  --------
Government Income Fund
  Six Months Ended January 31, 2003#.     683(b)     11          (68)      626      8,079(c)     450        (9,006)     (477)
  Year Ended July 31, 2002...........     314         7         (138)      183      9,397        816       (14,477)   (4,264)
Limited Term Bond Fund
  Six Months Ended January 31, 2003#.     539        16          (85)      470      3,855         87        (3,631)      311
  Year Ended July 31, 2002...........     738        14          (36)      716      6,532        203        (7,271)     (536)
Bond Fund
  Six Months Ended January 31, 2003#.     137        23         (109)       51      9,073        696        (8,838)      931
  Year Ended July 31, 2002...........     389        25         (216)      198     17,050        883       (21,189)   (3,256)
Municipal Bond Fund
  Six Months Ended January 31, 2003#.      86         3          (33)       56      2,285         42        (3,843)   (1,516)
  Year Ended July 31, 2002...........     251         5          (60)      196      6,057         42        (7,688)   (1,589)
Florida Tax-Exempt Fund
  Six Months Ended January 31, 2003#.     106         3          (38)       71        135          1          (422)     (286)
  Year Ended July 31, 2002...........     173         3          (62)      114      1,211          3        (1,565)     (351)
Tennessee Tax-Exempt Fund
  Six Months Ended January 31, 2003#.     122(e)      2          (34)       90        285         --          (808)     (523)
  Year Ended July 31, 2002...........      58         3          (26)       35        288          1        (1,158)     (869)
Prime Money Market Fund+
  Six Months Ended January 31, 2003#.   1,609         5       (1,673)      (59)   898,027        363    (1,303,054) (404,664)
  Year Ended July 31, 2002...........   5,186        20       (3,223)    1,983  2,486,495      1,398    (2,463,080)   24,813
U.S. Treasury Money Market Fund+
  Six Months Ended January 31, 2003#.      --        --           --        --    137,404        175      (210,541)  (72,962)
  Year Ended July 31, 2002...........      --        --           --        --    399,964        682      (429,720)  (29,074)
Treasury Reserve Money Market Fund+
  Six Months Ended January 31, 2003#.                --           --        --    220,706         72      (326,305) (105,527)
  Year Ended July 31, 2002...........      --        --           --        --    523,281        304      (571,920)  (48,335)
Tax-Exempt Money Market Fund+
  Six Months Ended January 31, 2003#.      --        --           --        --    141,019         19      (167,249)  (26,211)
  Year Ended July 31, 2002...........      --        --           --        --    260,876         23      (237,662)   23,237
Institutional Prime Obligations Money Market Fund+
  Six Months Ended January 31, 2003#. 219,000        --     (330,032) (111,032)   380,460        210      (433,130)  (52,460)
  Year Ended July 31, 2002........... 554,286        --     (513,941)   40,345    555,259        564      (527,617)   28,206




                                       Total net
                                        increase
                                       (decrease)
                                       from share
                                      transactions
                                      ------------
Government Income Fund
  Six Months Ended January 31, 2003#.      1,098
  Year Ended July 31, 2002...........     (3,785)
Limited Term Bond Fund
  Six Months Ended January 31, 2003#.        639
  Year Ended July 31, 2002...........      1,372
Bond Fund
  Six Months Ended January 31, 2003#.      1,761
  Year Ended July 31, 2002...........     (1,437)
Municipal Bond Fund
  Six Months Ended January 31, 2003#.     (1,142)
  Year Ended July 31, 2002...........     (1,068)
Florida Tax-Exempt Fund
  Six Months Ended January 31, 2003#.          9
  Year Ended July 31, 2002...........       (177)
Tennessee Tax-Exempt Fund
  Six Months Ended January 31, 2003#.        259
  Year Ended July 31, 2002...........       (876)
Prime Money Market Fund+
  Six Months Ended January 31, 2003#.   (484,976)
  Year Ended July 31, 2002...........     13,576
U.S. Treasury Money Market Fund+
  Six Months Ended January 31, 2003#.    (34,565)
  Year Ended July 31, 2002...........    (33,165)
Treasury Reserve Money Market Fund+
  Six Months Ended January 31, 2003#.   (138,388)
  Year Ended July 31, 2002...........    (49,529)
Tax-Exempt Money Market Fund+
  Six Months Ended January 31, 2003#.    (17,691)
  Year Ended July 31, 2002...........     13,919
Institutional Prime Obligations Money Market Fund+
  Six Months Ended January 31, 2003#.   (153,710)
  Year Ended July 31, 2002...........    (85,575)

--------
# Unaudited.
+ Capital Transactions are done at par value of $1.00 per share.
* Represents Class 2 Shares for Institutional Prime Obligations Money Market
  Fund.
**Represents Class 3 Shares for Institutional Prime Obligations Money Market
  Fund.
***Represents Class 1 Shares for Institutional Prime Obligations Money Market
   Fund.
(a)Shares Issued include 681 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(b)Shares Issued include 552 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(c)Shares Issued include 3,202 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(d)Shares Issued include 842 issued in connection with the AmSouth Limited Term Tennessee Tax-Exempt Fund Merger.
(e)Shares Issued include 96 issued in connection with the AmSouth Limited Term Tennessee Tax-Exempt Fund Merger.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



A SHARES
Selected data for a share outstanding throughout the period indicated.

                                                   Investment Activities                 Less Dividends from
                                           -------------------------------------  --------------------------------
                                                        Net Realized
                                 Net Asset    Net      and Unrealized                        Net Realized           Net Asset
                                  Value,   Investment  Gains (Losses)  Total from    Net      Gains from             Value,
                                 Beginning   Income   from Investments Investment Investment  Investment    Total    End of
                                 of Period   (Loss)     and Futures    Activities   Income   Transactions Dividends  Period
                                 --------- ---------- ---------------- ---------- ---------- ------------ --------- ---------
VALUE FUND
  Six Months Ended January 31,
   2003#........................  $12.76      0.07         (0.44)        (0.37)     (0.07)      (0.52)      (0.59)   $11.80
  Year Ended July 31, 2002......  $20.38      0.09         (6.01)        (5.92)     (0.09)      (1.61)      (1.70)   $12.76
  Year Ended July 31, 2001+.....  $19.54      0.11          3.64          3.75      (0.14)      (2.77)      (2.91)   $20.38
  Year Ended July 31, 2000......  $25.25      0.23         (2.21)        (1.98)     (0.23)      (3.50)      (3.73)   $19.54
  Year Ended July 31, 1999......  $24.60      0.20          3.11          3.31      (0.19)      (2.47)      (2.66)   $25.25
  Year Ended July 31, 1998(a)...  $23.35      0.21          2.54          2.75      (0.25)      (1.25)      (1.50)   $24.60
SELECT EQUITY FUND
  Six Months Ended January 31,
   2003#........................  $10.98      0.03         (0.51)        (0.48)     (0.03)         --       (0.03)   $10.47
  Year Ended July 31, 2002......  $11.23      0.02         (0.25)        (0.23)     (0.02)         --       (0.02)   $10.98
  Year Ended July 31, 2001+.....  $ 8.72      0.01          2.51          2.52      (0.01)         --       (0.01)   $11.23
  Year Ended July 31, 2000+.....  $11.88      0.07         (2.35)        (2.28)     (0.07)      (0.81)      (0.88)   $ 8.72
  Period Ended July 31, 1999(b).  $10.00      0.04          1.91          1.95      (0.06)      (0.01)      (0.07)   $11.88
ENHANCED MARKET FUND
  Six Months Ended January 31,
   2003#........................  $ 9.16      0.03         (0.65)        (0.62)     (0.03)         --       (0.03)   $ 8.51
  Year Ended July 31, 2002......  $12.27      0.04         (2.96)        (2.92)     (0.03)      (0.16)      (0.19)   $ 9.16
  Year Ended July 31, 2001+.....  $14.64      0.03         (2.15)        (2.12)     (0.03)      (0.22)      (0.25)   $12.27
  Year Ended July 31, 2000......  $13.86      0.07          1.23          1.30      (0.07)      (0.45)      (0.52)   $14.64
  Period Ended July 31, 1999(b).  $10.00      0.09          3.89          3.98      (0.09)      (0.03)      (0.12)   $13.86
LARGE CAP FUND
  Six Months Ended January 31,
   2003#........................  $15.45      0.01         (0.86)        (0.85)     (0.01)      (0.63)      (0.64)   $13.96
  Year Ended July 31, 2002......  $21.22     (0.01)        (4.57)        (4.58)        --       (1.19)      (1.19)   $15.45
  Year Ended July 31, 2001+.....  $28.14     (0.04)        (2.82)        (2.86)        --       (4.06)      (4.06)   $21.22
  Period Ended July 31, 2000(c).  $28.02     (0.01)         0.14          0.13      (0.01)         --       (0.01)   $28.14
  Year Ended December 31, 1999+.  $27.55      0.03          5.07          5.10      (0.03)      (4.60)      (4.63)   $28.02
  Period Ended December 31,
   1998(d)......................  $23.01      0.05          5.79          5.84      (0.05)      (1.25)      (1.30)   $27.55
  Year Ended February 28, 1998..  $16.68      0.11          6.48          6.59      (0.11)      (0.15)      (0.26)   $23.01
  Year Ended February 28, 1997..  $14.49      0.14          2.54          2.68      (0.14)      (0.35)      (0.49)   $16.68

                                                         Ratios (to average net assets)/Supplemental Data
                                               ---------------------------------------------------------------------

                                     Total
                                    Return        Net                         Expenses       Portfolio  Net Assets,
                                  (Excluding   Investment      Net       (before Reductions/ Turnover  End of Period
                                 Sales Charge)   Income      Expenses      Reimbursements)     Rate*      (000's)
                                 ------------- ----------    --------    ------------------- --------- -------------
VALUE FUND
  Six Months Ended January 31,
   2003#........................     (2.90)%/\    1.22%/\/\    1.35%/\/\        1.38%/\/\       27%      $108,115
  Year Ended July 31, 2002......    (31.21)%      0.49%        1.35%            1.36%           59%      $ 97,393
  Year Ended July 31, 2001+.....     21.10%       0.53%        1.34%            1.35%           43%      $113,164
  Year Ended July 31, 2000......     (8.19)%      1.07%        1.35%            1.35%           17%      $ 45,255
  Year Ended July 31, 1999......     14.92%       0.82%        1.33%            1.34%           18%      $ 70,740
  Year Ended July 31, 1998(a)...     12.34%       0.89%        1.19%            1.19%           17%      $ 73,165
SELECT EQUITY FUND
  Six Months Ended January 31,
   2003#........................     (4.34)%/\    0.66%/\/\    1.34%/\/\        1.52%/\/\       31%      $  5,577
  Year Ended July 31, 2002......     (2.01)%      0.28%        1.46%            1.71%           38%      $  4,511
  Year Ended July 31, 2001+.....     28.96%       0.05%        1.71%            2.07%           19%      $  2,665
  Year Ended July 31, 2000+.....    (19.86)%      0.67%        1.44%            1.96%           25%      $  2,512
  Period Ended July 31, 1999(b).     19.44%/\     0.43%/\/\    1.13%/\/\        1.81%/\/\       10%      $ 10,258
ENHANCED MARKET FUND
  Six Months Ended January 31,
   2003#........................     (6.75)%/\    0.80%/\/\    1.03%/\/\        1.18%/\/\       21%      $ 17,471
  Year Ended July 31, 2002......    (24.10)%      0.41%        1.07%            1.19%           34%      $ 17,473
  Year Ended July 31, 2001+.....    (14.60)%      0.26%        1.04%            1.14%           42%      $ 24,666
  Year Ended July 31, 2000......      9.46%       0.48%        1.01%            1.22%           30%      $ 20,555
  Period Ended July 31, 1999(b).     39.93%/\     0.79%/\/\    0.88%/\/\        1.52%/\/\       36%      $ 14,365
LARGE CAP FUND
  Six Months Ended January 31,
   2003#........................     (5.74)%/\    0.10%/\/\    1.26%/\/\        1.39%/\/\        5%      $ 70,287
  Year Ended July 31, 2002......    (22.75)%     (0.05)%       1.26%            1.37%           11%      $ 57,330
  Year Ended July 31, 2001+.....    (11.72)%     (0.16)%       1.25%            1.36%           10%      $ 66,813
  Period Ended July 31, 2000(c).      0.45%/\    (0.07)%/\/\   1.14%/\/\        1.37%/\/\       10%      $ 81,099
  Year Ended December 31, 1999+.     18.85%       0.12%        1.04%            1.39%           15%      $ 79,211
  Period Ended December 31,
   1998(d)......................     25.83%/\     0.21%/\/\    1.03%/\/\        1.03%/\/\        3%      $ 57,772
  Year Ended February 28, 1998..     39.74%       0.54%        0.99%              (e)            6%      $715,631
  Year Ended February 28, 1997..     18.79%       0.95%        0.92%              (e)            7%      $490,392

#   Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\  Not annualized.
/\/\Annualized.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Class I Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(c) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(d) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(e) There were no fee reductions in this period.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



A SHARES
Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                  Less Dividends from
                                            ---------------------------------------  --------------------------------
                                                          Net Realized
                                                         and Unrealized
                                  Net Asset    Net       Gains (Losses)                         Net Realized           Net Asset
                                   Value,   Investment from Investments,  Total from    Net      Gains from             Value,
                                  Beginning   Income      Futures, and    Investment Investment  Investment    Total    End of
                                  of Period   (Loss)   Foreign Currencies Activities   Income   Transactions Dividends  Period
                                  --------- ---------- ------------------ ---------- ---------- ------------ --------- ---------
CAPITAL GROWTH FUND
  Six Months Ended January 31,
   2003#.........................  $10.86     (0.02)         (3.30)         (3.32)        --          --          --    $ 7.54
  Year Ended July 31, 2002.......  $10.86     (0.07)         (2.83)         (2.90)        --          --          --    $ 7.96
  Year Ended July 31, 2001+......  $14.97     (0.09)         (2.86)         (2.95)        --       (1.16)      (1.16)   $10.86
  Period Ended July 31, 2000(a)..  $14.37     (0.04)          0.64           0.60         --          --          --    $14.97
  Year Ended December 31,
   1999+.........................  $14.20     (0.04)          2.97           2.93         --       (2.76)      (2.76)   $14.37
  Year Ended December 31, 1998...  $12.80     (0.01)          3.89           3.88         --       (2.48)      (2.48)   $14.20
  Year Ended December 31, 1997...  $11.32      0.06           3.40           3.46      (0.06)      (1.92)      (1.98)   $12.80
MID CAP FUND
  Six Months Ended January 31,
   2003#.........................  $ 9.39        --          (0.57)         (0.57)        --          --          --    $ 8.82
  Year Ended July 31, 2002.......  $12.06     (0.16)         (2.51)         (2.67)        --          --          --    $ 9.39
  Year Ended July 31, 2001+......  $16.67     (0.17)         (4.44)         (4.61)        --          --          --    $12.06
  Period Ended July 31, 2000(a)+.  $17.33     (0.13)         (0.53)         (0.66)        --          --          --    $16.67
  Period Ended December 31,
   1999(b)+......................  $10.00     (0.14)          7.47           7.33         --          --          --    $17.33
SMALL CAP FUND
  Six Months Ended January 31,
   2003#.........................  $ 7.13     (0.04)         (1.05)         (1.09)        --          --          --    $ 6.04
  Year Ended July 31, 2002.......  $10.12     (0.11)         (2.88)         (2.99)        --          --          --    $ 7.13
  Year Ended July 31, 2001+......  $12.52     (0.14)         (1.05)         (1.19)        --       (1.21)      (1.21)   $10.12
  Year Ended July 31, 2000.......  $ 8.40     (0.08)          4.20           4.12         --          --          --    $12.52
  Year Ended July 31, 1999.......  $ 9.14     (0.10)         (0.64)         (0.74)        --          --          --    $ 8.40
  Period Ended July 31, 1998(c)..  $ 9.97     (0.03)         (0.80)         (0.83)        --          --          --    $ 9.14
INTERNATIONAL EQUITY
 FUND
  Six Months Ended January 31,
   2003#.........................  $ 9.49      0.01          (2.36)         (2.35)     (0.01)         --       (0.01)   $ 7.13
  Year Ended July 31, 2002.......  $ 9.49      0.02          (1.70)         (1.68)        --          --          --    $ 7.81
  Year Ended July 31, 2001+......  $12.36      0.06          (2.54)         (2.48)     (0.03)      (0.36)      (0.39)   $ 9.49
  Period Ended July 31, 2000(a)+.  $13.27      0.05          (0.96)         (0.91)        --          --          --    $12.36
  Year Ended December 31, 1999...  $10.58      0.02           2.81           2.83      (0.14)         --       (0.14)   $13.27
  Period Ended December 31,
   1998(d).......................  $10.46      0.03           0.12           0.15      (0.03)         --       (0.03)   $10.58
  Period Ended February 28,
   1998(e).......................  $10.00     (0.02)          0.49           0.47      (0.01)         --       (0.01)   $10.46

                                                          Ratios (to average net assets)/Supplemental Data
                                                ---------------------------------------------------------------------


                                      Total
                                     Return        Net                         Expenses       Portfolio  Net Assets,
                                   (Excluding   Investment      Net       (before Reductions/ Turnover  End of Period
                                  Sales Charge)   Income      Expenses      Reimbursements)     Rate*      (000's)
                                  ------------- ----------    --------    ------------------- --------- -------------
CAPITAL GROWTH FUND
  Six Months Ended January 31,
   2003#.........................     (5.28)%/\   (0.50)%/\/\   1.31%/\/\        1.38%/\/\        83%      $14,819
  Year Ended July 31, 2002.......    (26.70)%     (0.76)%       1.31%            1.37%           115%      $16,457
  Year Ended July 31, 2001+......    (21.27)%     (0.67)%       1.30%            1.36%           100%      $19,574
  Period Ended July 31, 2000(a)..      4.18%/\    (0.49)%/\/\   1.32%/\/\        1.37%/\/\        91%      $14,137
  Year Ended December 31,
   1999+.........................     21.85%      (0.33)%       1.32%            1.33%           178%      $10,310
  Year Ended December 31, 1998...     32.05%      (0.19)%       1.28%            1.29%           152%      $ 4,631
  Year Ended December 31, 1997...     30.79%       0.42%        0.93%            1.18%           116%      $   858
MID CAP FUND
  Six Months Ended January 31,
   2003#.........................     (6.04)%/\    0.04%/\/\    1.17%/\/\        1.66%/\/\        20%      $ 7,592
  Year Ended July 31, 2002.......    (22.14)%     (1.31)%       1.66%            1.83%           221%      $ 8,234
  Year Ended July 31, 2001+......    (27.65)%     (1.17)%       1.57%            1.65%           120%      $12,546
  Period Ended July 31, 2000(a)+.     (3.81)%/\   (1.27)%/\/\   1.62%/\/\        1.65%/\/\        39%      $11,536
  Period Ended December 31,
   1999(b)+......................     73.30%/\    (1.62)%/\/\   2.28%/\/\        2.29%/\/\        20%      $ 2,357
SMALL CAP FUND
  Six Months Ended January 31,
   2003#.........................    (15.29)%/\   (1.25)%/\/\   1.60%/\/\        1.79%/\/\       118%      $ 4,281
  Year Ended July 31, 2002.......    (29.55)%     (1.25)%       1.61%            1.77%           227%      $ 5,114
  Year Ended July 31, 2001+......    (10.33)%     (1.22)%       1.61%            1.77%           220%      $ 8,346
  Year Ended July 31, 2000.......     49.05%      (1.11)%       1.53%            1.85%           318%      $ 8,408
  Year Ended July 31, 1999.......     (8.10)%     (1.07)%       1.66%            2.68%           208%      $ 1,073
  Period Ended July 31, 1998(c)..     (8.31)%/\   (0.92)%/\/\   1.78%/\/\        4.23%/\/\        71%      $ 1,372
INTERNATIONAL EQUITY
 FUND
  Six Months Ended January 31,
   2003#.........................     (8.64)%/\    0.15%/\/\    1.35%/\/\        1.85%/\/\        11%      $ 3,653
  Year Ended July 31, 2002.......    (17.70)%      0.35%        1.60%            1.89%           160%      $ 3,932
  Year Ended July 31, 2001+......    (20.62)%      0.52%        1.62%            1.89%            45%      $ 2,685
  Period Ended July 31, 2000(a)+.     (6.78)%/\    0.69%/\/\    1.69%/\/\        2.01%/\/\        32%      $ 1,799
  Year Ended December 31, 1999...     26.77%       0.26%        1.59%            2.12%            40%      $ 1,033
  Period Ended December 31,
   1998(d).......................      1.42%/\     0.71%/\/\    1.81%/\/\        2.16%/\/\        62%      $   149
  Period Ended February 28,
   1998(e).......................      4.71%/\    (0.48)%/\/\   1.77%/\/\        2.27%/\/\        21%      $26,533

#   Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\  Not annualized.
/\/\Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(d) For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(e) For the period from August 15, 1997 (commencement of operations) through February 28, 1998.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


A SHARES
Selected data for a share outstanding throughout the period indicated.

                                               Investment Activities               Less Dividends from
                                         ---------------------------------  --------------------------------
                                                    Net Realized
                                                        and
                                                     Unrealized
                               Net Asset    Net        Gains                           Net Realized
                                Value,   Investment   (Losses)   Total from    Net      Gains from              Net Asset
                               Beginning   Income       from     Investment Investment  Investment    Total   Value, End of
                               of Period   (Loss)   Investments* Activities   Income   Transactions Dividends    Period
                               --------- ---------- ------------ ---------- ---------- ------------ --------- -------------
BALANCED FUND
 Six Months Ended January 31,
   2003#......................  $10.89      0.12       (0.18)      (0.06)     (0.15)      (0.14)      (0.29)     $10.54
 Year Ended July 31, 2002.....  $12.46      0.30       (1.20)      (0.90)     (0.31)      (0.36)      (0.67)     $10.89
 Year Ended July 31, 2001+....  $12.48      0.36        1.28        1.64      (0.39)      (1.27)      (1.66)     $12.46
 Year Ended July 31, 2000.....  $14.93      0.44       (0.64)      (0.20)     (0.47)      (1.78)      (2.25)     $12.48
 Year Ended July 31, 1999.....  $15.19      0.41        0.93        1.34      (0.40)      (1.20)      (1.60)     $14.93
 Year Ended July 31, 1998(a)..  $15.21      0.38        0.98        1.36      (0.41)      (0.97)      (1.38)     $15.19
AGGRESSIVE GROWTH PORTFOLIO
 Six Months Ended January 31,
   2003#......................  $ 9.91     (0.02)      (3.18)      (3.20)        --          --          --      $ 6.71
 Year Ended July 31, 2002.....  $ 9.91     (0.02)      (2.21)      (2.23)        --       (0.64)      (0.64)     $ 7.04
 Year Ended July 31, 2001+....  $11.53      0.08       (0.39)      (0.31)     (0.15)      (1.16)      (1.31)     $ 9.91
 Period Ended July 31, 2000(b)  $11.54      0.02       (0.01)       0.01      (0.02)         --       (0.02)     $11.53
 Period Ended December 31,
   1999(c)....................  $10.00      0.09        1.60        1.69      (0.11)      (0.04)      (0.15)     $11.54
GROWTH PORTFOLIO
 Six Months Ended January 31,
   2003#......................  $ 9.38      0.04       (1.97)      (1.93)     (0.04)         --       (0.04)     $ 7.41
 Year Ended July 31, 2002.....  $ 9.38      0.08       (1.48)      (1.40)     (0.09)      (0.30)      (0.39)     $ 7.59
 Year Ended July 31, 2001+....  $10.47      0.23       (0.42)      (0.19)     (0.23)      (0.67)      (0.90)     $ 9.38
 Period Ended July 31, 2000(b)  $10.58      0.07       (0.11)      (0.04)     (0.07)         --       (0.07)     $10.47
 Period Ended December 31,
   1999(d)....................  $ 9.93      0.14        0.73        0.87      (0.14)      (0.08)      (0.22)     $10.58
GROWTH AND INCOME PORTFOLIO
 Six Months Ended January 31,
   2003#......................  $ 8.33      0.07       (0.11)      (0.04)     (0.08)         --       (0.08)     $ 8.21
 Year Ended July 31, 2002.....  $ 9.76      0.18       (1.14)      (0.96)     (0.19)      (0.28)      (0.47)     $ 8.33
 Year Ended July 31, 2001+....  $10.54      0.24       (0.07)       0.17      (0.32)      (0.63)      (0.95)     $ 9.76
 Period Ended July 31, 2000(b)  $10.48      0.14        0.04        0.18      (0.12)         --       (0.12)     $10.54
 Period Ended December 31,
   1999(e)....................  $10.10      0.11        0.41        0.52      (0.11)      (0.03)      (0.14)     $10.48
MODERATE GROWTH AND INCOME
 PORTFOLIO
 Six Months Ended January 31,
   2003#......................  $ 8.58      0.08       (0.02)       0.06      (0.10)      (0.03)      (0.13)     $ 8.51
 Year Ended July 31, 2002.....  $ 9.74      0.21       (0.94)      (0.73)     (0.23)      (0.20)      (0.43)     $ 8.58
 Year Ended July 31, 2001+....  $10.06      0.32        0.15        0.47      (0.34)      (0.45)      (0.79)     $ 9.74
 Period Ended July 31, 2000(b)  $ 9.96      0.14        0.10        0.24      (0.14)         --       (0.14)     $10.06
 Period Ended December 31,
   1999(f)....................  $ 9.86      0.17        0.16        0.33      (0.17)      (0.06)      (0.23)     $ 9.96

                                                     Ratios (to average net assets)/Supplemental Data
                                             ----------------------------------------------------------------



                               Total Return                              Expenses
                                (Excluding      Net                       (before     Portfolio  Net Assets,
                                  Sales      Investment     Net         Reductions/   Turnover  End of Period
                                 Charge)       Income     Expenses    Reimbursements)  Rate**      (000's)
                               ------------  ----------   --------    --------------- --------- -------------
BALANCED FUND
 Six Months Ended January 31,
   2003#......................     (0.59)%/\    2.22%/\/\   1.35%/\/\      1.43%/\/\      34%      $69,169
 Year Ended July 31, 2002.....     (7.55)%      2.57%       1.34%          1.41%          34%      $69,674
 Year Ended July 31, 2001+....     13.93%       2.90%       1.31%          1.38%          14%      $54,978
 Year Ended July 31, 2000.....     (1.05)%      3.28%       1.35%          1.37%          16%      $21,951
 Year Ended July 31, 1999.....      9.40%       2.67%       1.34%          1.35%          23%      $43,223
 Year Ended July 31, 1998(a)..      9.54%       2.77%       1.24%          1.24%          25%      $46,814
AGGRESSIVE GROWTH PORTFOLIO
 Six Months Ended January 31,
   2003#......................     (4.69)%/\    0.05%/\/\   0.66%/\/\      1.09%/\/\      48%      $ 8,975
 Year Ended July 31, 2002.....    (23.76)%     (0.31)%      0.71%          1.12%          50%      $ 7,565
 Year Ended July 31, 2001+....     (3.42)%      0.78%       0.79%          1.20%          36%      $ 1,393
 Period Ended July 31, 2000(b)      0.06%/\     0.26%/\/\   0.86%/\/\      1.24%/\/\      22%      $   476
 Period Ended December 31,
   1999(c)....................     16.92%/\     1.65%/\/\   0.96%/\/\      6.10%/\/\      95%      $   450
GROWTH PORTFOLIO
 Six Months Ended January 31,
   2003#......................     (1.87)%/\    1.05%/\/\   0.58%/\/\      1.04%/\/\      84%      $ 7,348
 Year Ended July 31, 2002.....    (15.49)%      0.96%       0.71%          1.14%          63%      $ 4,448
 Year Ended July 31, 2001+....     (2.04)%      2.31%       0.78%          1.22%          38%      $   981
 Period Ended July 31, 2000(b)     (0.43)%/\    1.27%/\/\   0.86%/\/\      1.25%/\/\      97%      $   763
 Period Ended December 31,
   1999(d)....................      8.85%/\     2.44%/\/\   0.94%/\/\      9.41%/\/\      76%      $   164
GROWTH AND INCOME PORTFOLIO
 Six Months Ended January 31,
   2003#......................     (0.51)%/\    1.65%/\/\   0.62%/\/\      0.86%/\/\      88%      $19,410
 Year Ended July 31, 2002.....    (10.17)%      2.04%       0.60%          0.82%          69%      $14,312
 Year Ended July 31, 2001+....      1.61%       2.44%       0.63%          0.87%          51%      $ 6,535
 Period Ended July 31, 2000(b)      1.69%/\     2.15%/\/\   0.72%/\/\      0.88%/\/\      21%      $   271
 Period Ended December 31,
   1999(e)....................      5.21%/\     2.44%/\/\   0.95%/\/\      2.27%/\/\      57%      $   535
MODERATE GROWTH AND INCOME
 PORTFOLIO
 Six Months Ended January 31,
   2003#......................      0.73%/\     2.04%/\/\   0.62%/\/\      1.04%/\/\      89%      $ 7,793
 Year Ended July 31, 2002.....     (7.80)%      2.48%       0.65%          1.07%          65%      $ 6,236
 Year Ended July 31, 2001+....      4.91%       3.26%       0.77%          1.20%          62%      $   231
 Period Ended July 31, 2000(b)      2.43%/\     2.85%/\/\   0.91%/\/\      1.26%/\/\      21%      $    48
 Period Ended December 31,
   1999(f)....................      3.37%/\     3.32%/\/\   0.93%/\/\      9.78%/\/\     124%      $   172

#   Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
*    Represents investments in affiliates for the Strategic Portfolios.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\  Not annualized.
/\/\Annualized.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Class I Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from January 13, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(f) For the period from February 9, 1999 (commencement of operations) through December 31, 1999.
                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



A SHARES
Selected data for a share outstanding throughout the period indicated.

                                                  Investment Activities                 Less Dividends from
                                          -------------------------------------- --------------------------------

                                Net Asset              Net Realized                         Net Realized               Net
                                 Value,      Net      and Unrealized  Total from    Net      Gains from            Asset Value,
                                Beginning Investment  Gains (Losses)  Investment Investment  Investment    Total      End of
                                of Period   Income   from Investments Activities   Income   Transactions Dividends    Period
                                --------- ---------- ---------------- ---------- ---------- ------------ --------- ------------
GOVERNMENT INCOME FUND
  Six Months Ended January 31,
   2003#.......................  $10.26      0.23          0.15          0.38      (0.22)      (0.15)      (0.37)     $10.27
  Year Ended July 31, 2002.....  $10.10      0.48          0.20          0.68      (0.52)         --       (0.52)     $10.26
  Year Ended July 31, 2001+....  $ 9.60      0.55          0.50          1.05      (0.55)         --       (0.55)     $10.10
  Year Ended July 31, 2000.....  $ 9.62      0.56         (0.04)         0.52      (0.54)         --       (0.54)     $ 9.60
  Year Ended July 31, 1999.....  $ 9.88      0.54         (0.28)         0.26      (0.52)         --       (0.52)     $ 9.62
  Year Ended July 31, 1998(a)..  $ 9.75      0.63          0.09          0.72      (0.59)         --       (0.59)     $ 9.88
LIMITED TERM BOND FUND
  Six Months Ended January 31,
   2003#.......................  $10.55      0.20          0.23          0.43      (0.23)         --       (0.23)     $10.75
  Year Ended July 31, 2002.....  $10.55      0.48          0.18          0.66      (0.51)         --       (0.51)     $10.70
  Year Ended July 31, 2001+....  $10.13      0.57          0.43          1.00      (0.58)         --       (0.58)     $10.55
  Year Ended July 31, 2000.....  $10.29      0.59         (0.13)         0.46      (0.62)         --       (0.62)     $10.13
  Year Ended July 31, 1999.....  $10.43      0.57         (0.15)         0.42      (0.56)         --       (0.56)     $10.29
  Year Ended July 31, 1998(a)..  $10.42      0.85         (0.25)         0.60      (0.59)         --       (0.59)     $10.43
BOND FUND
  Six Months Ended January 31,
   2003#.......................  $11.13      0.25          0.57          0.82      (0.28)      (0.15)      (0.43)     $11.52
  Year Ended July 31, 2002.....  $11.13      0.53          0.36          0.89      (0.56)      (0.03)      (0.59)     $11.43
  Year Ended July 31, 2001+....  $10.52      0.58          0.62          1.20      (0.59)         --       (0.59)     $11.13
  Year Ended July 31, 2000.....  $10.63      0.58         (0.06)         0.52      (0.61)      (0.02)      (0.63)     $10.52
  Year Ended July 31, 1999.....  $11.05      0.61         (0.32)         0.29      (0.58)      (0.13)      (0.71)     $10.63
  Year Ended July 31, 1998(a)..  $10.92      1.41         (0.62)         0.79      (0.63)      (0.03)      (0.66)     $11.05

                                                  Ratios (to average net assets)/Supplemental Data
                                           ---------------------------------------------------------------
                                  Total
                                  Return                                                       Net Assets,
                                (Excluding    Net                   Expenses (before Portfolio     End
                                  Sales    Investment     Net         Reductions/    Turnover   of Period
                                 Charge)     Income     Expenses    Reimbursements)    Rate*     (000's)
                                ---------- ----------   --------    ---------------- --------- -----------
GOVERNMENT INCOME FUND
  Six Months Ended January 31,
   2003#.......................    3.67%/\    4.11%/\/\   1.00%/\/\       1.22%/\/\     29%      $18,552
  Year Ended July 31, 2002.....    6.96%      4.74%       1.00%           1.21%         18%      $ 8,800
  Year Ended July 31, 2001+....   11.25%      5.47%       0.99%           1.20%         25%      $ 5,672
  Year Ended July 31, 2000.....    5.55%      5.77%       0.85%           1.30%         42%      $ 5,879
  Year Ended July 31, 1999.....    2.62%      5.35%       0.70%           1.90%         27%      $ 5,436
  Year Ended July 31, 1998(a)..    7.58%      5.95%       0.71%           1.77%         35%      $ 8,176
LIMITED TERM BOND FUND
  Six Months Ended January 31,
   2003#.......................    2.61%/\    3.83%/\/\   0.99%/\/\       1.22%/\/\     14%      $21,393
  Year Ended July 31, 2002.....    6.44%      4.54%       1.00%           1.21%         29%      $22,813
  Year Ended July 31, 2001+....   10.12%      5.43%       1.00%           1.22%         44%      $ 9,918
  Year Ended July 31, 2000.....    4.59%      5.60%       0.96%           1.24%         34%      $ 7,913
  Year Ended July 31, 1999.....    4.01%      5.49%       0.81%           1.23%         39%      $ 2,716
  Year Ended July 31, 1998(a)..    5.94%      5.65%       0.74%           0.96%         39%      $ 3,531
BOND FUND
  Six Months Ended January 31,
   2003#.......................    4.60%/\    4.26%/\/\   0.99%/\/\       1.21%/\/\     11%      $45,126
  Year Ended July 31, 2002.....    8.19%      4.69%       0.99%           1.20%         35%      $35,869
  Year Ended July 31, 2001+....   11.63%      5.30%       0.99%           1.20%         24%      $16,877
  Year Ended July 31, 2000.....    5.10%      5.54%       0.91%           1.21%         27%      $ 9,500
  Year Ended July 31, 1999.....    2.58%      5.46%       0.81%           1.20%         18%      $ 7,070
  Year Ended July 31, 1998(a)..    7.45%      5.78%       0.73%           0.95%         40%      $ 7,032

#   Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\  Not annualized.
/\/\Annualized.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Class I Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.


                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



A SHARES
Selected data for a share outstanding throughout the period indicated.

                                                       Investment Activities                Less Dividends from
                                                -----------------------------------  --------------------------------
                                                            Net Realized                                                Net
                                      Net Asset            and Unrealized                       Net Realized           Asset
                                       Value,      Net     Gains (Losses) Total from    Net      Gains from            Value,
                                      Beginning Investment      from      Investment Investment  Investment    Total   End of
                                      of Period   Income    Investments   Activities   Income   Transactions Dividends Period
                                      --------- ---------- -------------- ---------- ---------- ------------ --------- ------
MUNICIPAL BOND FUND
  Six Months Ended January 31, 2003#.  $10.18      0.18         0.30         0.48      (0.17)      (0.03)      (0.20)  $10.46
  Year Ended July 31, 2002...........  $10.18      0.37         0.23         0.60      (0.39)      (0.01)      (0.40)  $10.38
  Year Ended July 31, 2001+..........  $ 9.76      0.39         0.41         0.80      (0.38)         --       (0.38)  $10.18
  Year Ended July 31, 2000...........  $ 9.87      0.40        (0.06)        0.34      (0.40)      (0.05)      (0.45)  $ 9.76
  Year Ended July 31, 1999...........  $10.13      0.41        (0.17)        0.24      (0.39)      (0.11)      (0.50)  $ 9.87
  Year Ended July 31, 1998(a)........  $10.15      0.86        (0.43)        0.43      (0.42)      (0.03)      (0.45)  $10.13
FLORIDA TAX-EXEMPT FUND
  Six Months Ended January 31, 2003#.  $10.79      0.18         0.10         0.28      (0.19)         --       (0.19)  $10.88
  Year Ended July 31, 2002...........  $10.51      0.39         0.27         0.66      (0.38)         --       (0.38)  $10.79
  Year Ended July 31, 2001+..........  $10.16      0.40         0.35         0.75      (0.40)         --       (0.40)  $10.51
  Year Ended July 31, 2000...........  $10.22      0.44        (0.06)        0.38      (0.41)      (0.03)      (0.44)  $10.16
  Year Ended July 31, 1999...........  $10.45      0.41        (0.18)        0.23      (0.40)      (0.06)      (0.46)  $10.22
  Year Ended July 31, 1998(a)........  $10.50      0.45         0.01         0.46      (0.44)      (0.07)      (0.51)  $10.45
TENNESSEE TAX-EXEMPT FUND
  Six Months Ended January 31, 2003#.  $10.37      0.15         0.09         0.24      (0.15)         --       (0.15)  $10.46
  Year Ended July 31, 2002...........  $10.10      0.31         0.27         0.58      (0.31)         --       (0.31)  $10.37
  Year Ended July 31, 2001+..........  $ 9.74      0.36         0.36         0.72      (0.36)         --       (0.36)  $10.10
  Period Ended July 31, 2000(b)......  $ 9.55      0.21         0.18         0.39      (0.20)         --       (0.20)  $ 9.74
  Year Ended December 31, 1999.......  $10.19      0.33        (0.64)       (0.31)     (0.33)         --       (0.33)  $ 9.55
  Year Ended December 31, 1998.......  $10.18      0.35         0.08         0.43      (0.35)      (0.07)      (0.42)  $10.19
  Year Ended December 31, 1997.......  $ 9.90      0.44         0.25         0.69      (0.41)         --       (0.41)  $10.18

                                                      Ratios (to average net assets)/Supplemental Data
                                                 -----------------------------------------------------------
                                        Total                                                          Net
                                        Return                                                       Assets,
                                      (Excluding    Net                   Expenses (before Portfolio End of
                                        Sales    Investment     Net         Reductions/    Turnover  Period
                                       Charge)     Income     Expenses    Reimbursements)    Rate*   (000's)
                                      ---------- ----------   --------    ---------------- --------- -------
MUNICIPAL BOND FUND
  Six Months Ended January 31, 2003#.    2.75%/\    3.41%/\/\   0.89%/\/\       1.21%/\/\       0%   $14,971
  Year Ended July 31, 2002...........    6.05%      3.72%       0.89%           1.20%          10%   $11,553
  Year Ended July 31, 2001+..........    8.36%      3.88%       0.89%           1.20%           5%   $ 8,022
  Year Ended July 31, 2000...........    3.62%      4.12%       0.82%           1.20%           9%   $ 6,516
  Year Ended July 31, 1999...........    2.31%      4.01%       0.71%           1.20%          21%   $ 2,694
  Year Ended July 31, 1998(a)........    4.30%      4.26%       0.62%           0.92%          29%   $ 2,689
FLORIDA TAX-EXEMPT FUND
  Six Months Ended January 31, 2003#.    2.63%/\    3.39%/\/\   0.84%/\/\       1.24%/\/\       2%   $ 6,476
  Year Ended July 31, 2002...........    6.38%      3.64%       0.87%           1.26%          13%   $ 4,002
  Year Ended July 31, 2001+..........    7.46%      3.79%       0.90%           1.29%           7%   $ 3,267
  Year Ended July 31, 2000...........    3.99%      4.10%       0.74%           1.30%          11%   $ 2,655
  Year Ended July 31, 1999...........    2.06%      4.00%       0.59%           1.26%          34%   $12,195
  Year Ended July 31, 1998(a)........    4.46%      4.24%       0.55%           1.06%          30%   $ 8,663
TENNESSEE TAX-EXEMPT FUND
  Six Months Ended January 31, 2003#.    2.29%/\    2.72%/\/\   1.07%/\/\       1.34%/\/\       8%   $10,697
  Year Ended July 31, 2002...........    5.87%      3.02%       1.08%           1.31%          60%   $ 3,432
  Year Ended July 31, 2001+..........    7.55%      3.63%       1.09%           1.33%         123%   $ 3,764
  Period Ended July 31, 2000(b)......    4.15%/\    3.78%/\/\   1.13%/\/\       1.27%/\/\      23%   $ 2,919
  Year Ended December 31, 1999.......   (3.07)%     3.34%       1.25%           1.26%          64%   $ 3,324
  Year Ended December 31, 1998.......    4.25%      3.37%       1.20%           1.20%         155%   $ 2,919
  Year Ended December 31, 1997.......    7.13%      4.13%       0.84%           1.09%         253%   $ 1,669

#   Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\  Not annualized.
/\/\Annualized.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Class I Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



A SHARES+
Selected data for a share outstanding throughout the period indicated.

                                                               Investment Activities
                                                       --------------------------------------    Less
                                             Net Asset              Net Realized              Dividends  Net Asset     Total
                                              Value,      Net      and Unrealized  Total from  from Net   Value,      Return
                                             Beginning Investment  Gains (Losses)  Investment Investment  End of    (Excluding
                                             of Period   Income   from Investments Activities   Income    Period   Sales Charge)
                                             --------- ---------- ---------------- ---------- ---------- --------- -------------
PRIME MONEY MARKET FUND
  Six Months Ended January 31, 2003#........  $1.000     0.004             --        0.004      (0.004)   $1.000       0.41%/\
  Year Ended July 31, 2002..................  $1.000     0.015             --        0.015      (0.015)   $1.000       1.53%
  Year Ended July 31, 2001..................  $1.000     0.049             --        0.049      (0.049)   $1.000       5.03%
  Year Ended July 31, 2000..................  $1.000     0.051             --        0.051      (0.051)   $1.000       5.20%
  Year Ended July 31, 1999..................  $1.000     0.044             --        0.044      (0.044)   $1.000       4.48%
  Year Ended July 31, 1998..................  $1.000     0.049             --        0.049      (0.049)   $1.000       4.99%
U.S. TREASURY MONEY MARKET FUND
  Six Months Ended January 31, 2003#........  $1.000     0.003                       0.003      (0.003)   $1.000       0.33%/\
  Year Ended July 31, 2002..................  $1.000     0.014                       0.014      (0.014)   $1.000       1.41%
  Year Ended July 31, 2001..................  $1.000     0.046             --        0.046      (0.046)   $1.000       4.71%
  Year Ended July 31, 2000..................  $1.000     0.046             --        0.046      (0.046)   $1.000       4.73%
  Year Ended July 31, 1999..................  $1.000     0.040             --        0.040      (0.040)   $1.000       4.06%
  Year Ended July 31, 1998..................  $1.000     0.046             --        0.046      (0.046)   $1.000       4.67%
TREASURY RESERVE MONEY MARKET FUND
  Six Months Ended January 31, 2003#........  $1.000     0.004             --        0.004      (0.004)   $1.000       0.38%/\
  Year Ended July 31, 2002..................  $1.000     0.015             --        0.015      (0.015)   $1.000       1.53%
  Year Ended July 31, 2001..................  $1.000     0.048             --        0.048      (0.048)   $1.000       4.95%
  Period Ended July 31, 2000(a).............  $1.000     0.030             --        0.030      (0.030)   $1.000       3.07%/\
  Year Ended December 31, 1999..............  $1.000     0.043             --        0.043      (0.043)   $1.000       4.38%
  Year Ended December 31, 1998..............  $1.000     0.046             --        0.046      (0.046)   $1.000       4.68%
  Year Ended December 31, 1997..............  $1.000     0.047             --        0.047      (0.047)   $1.000       4.78%
TAX-EXEMPT MONEY MARKET FUND
  Six Months Ended January 31, 2003#........  $0.999     0.003             --        0.003      (0.003)   $0.999       0.31%/\
  Year Ended July 31, 2002..................  $0.999     0.009         (0.001)       0.008      (0.009)   $0.998       0.87%
  Year Ended July 31, 2001..................  $0.998     0.028          0.001        0.029      (0.028)   $0.999       2.83%
  Year Ended July 31, 2000..................  $1.000     0.031         (0.002)       0.029      (0.031)   $0.998       3.11%
  Year Ended July 31, 1999..................  $1.000     0.026             --        0.026      (0.026)   $1.000       2.66%
  Year Ended July 31, 1998..................  $1.000     0.030             --        0.030      (0.030)   $1.000       3.03%
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET
 FUND
  Six Months Ended January 31, 2003#........  $1.000     0.006             --        0.006      (0.006)   $1.000       0.56%/\
  Year Ended July 31, 2002..................  $1.000     0.018             --        0.018      (0.018)   $1.000       1.83%
  Year Ended July 31, 2001..................  $1.000     0.052             --        0.052      (0.052)   $1.000       5.31%
  Year Ended July 31, 2000..................  $1.000     0.054             --        0.054      (0.054)   $1.000       5.55%
  Period Ended July 31, 1999(c).............  $1.000     0.020             --        0.020      (0.020)   $1.000       1.96%/\

                                                  Ratios (to average net assets)/Supplemental Data
                                             ----------------------------------------------------------

                                                Net                        Expenses        Net Assets,
                                             Investment     Net       (before Reductions/ End of Period
                                               Income     Expenses      Reimbursements)      (000's)
                                             ----------   --------    ------------------- -------------
PRIME MONEY MARKET FUND
  Six Months Ended January 31, 2003#........    0.82%/\/\   0.80%/\/\        0.97%/\/\      $471,514
  Year Ended July 31, 2002..................    1.53%       0.79%            0.94%          $551,767
  Year Ended July 31, 2001..................    4.96%       0.77%            0.94%          $564,977
  Year Ended July 31, 2000..................    5.35%       0.75%            0.94%          $645,275
  Year Ended July 31, 1999..................    4.40%       0.78%            0.94%          $136,078
  Year Ended July 31, 1998..................    4.88%       0.79%            0.95%          $116,960
U.S. TREASURY MONEY MARKET FUND
  Six Months Ended January 31, 2003#........    0.63%/\/\   0.96%/\/\        1.02%/\/\      $135,430
  Year Ended July 31, 2002..................    1.39%       0.95%            1.00%          $ 97,033
  Year Ended July 31, 2001..................    3.73%       0.92%            0.98%          $101,125
  Year Ended July 31, 2000..................    4.72%       0.85%            0.96%          $ 11,817
  Year Ended July 31, 1999..................    4.03%       0.79%            0.95%          $  4,390
  Year Ended July 31, 1998..................    4.57%       0.80%            0.95%          $  8,070
TREASURY RESERVE MONEY MARKET FUND
  Six Months Ended January 31, 2003#........    0.77%/\/\   0.83%/\/\        0.99%/\/\      $ 65,721
  Year Ended July 31, 2002..................    1.54%       0.79%            0.96%          $ 98,582
  Year Ended July 31, 2001..................    4.90%       0.72%            0.95%          $ 99,777
  Period Ended July 31, 2000(a).............    5.21%/\/\   0.65%/\/\        0.86%/\/\      $143,901
  Year Ended December 31, 1999..............    4.28%       0.60%            0.70%          $143,208
  Year Ended December 31, 1998..............    4.56%       0.77%            0.78%          $167,475
  Year Ended December 31, 1997..............    4.68%       0.75%              (b)          $ 77,065
TAX-EXEMPT MONEY MARKET FUND
  Six Months Ended January 31, 2003#........    0.60%/\/\   0.80%/\/\        0.96%/\/\      $ 39,928
  Year Ended July 31, 2002..................    0.87%       0.81%            0.96%          $ 31,408
  Year Ended July 31, 2001..................    2.84%       0.80%            0.96%          $ 40,728
  Year Ended July 31, 2000..................    3.14%       0.71%            0.97%          $ 51,260
  Year Ended July 31, 1999..................    2.64%       0.59%            0.98%          $ 22,844
  Year Ended July 31, 1998..................    2.97%       0.60%            0.98%          $ 28,657
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET
 FUND
  Six Months Ended January 31, 2003#........    1.10%/\/\   0.51%/\/\        0.65%/\/\      $217,294
  Year Ended July 31, 2002..................    1.91%       0.50%            0.64%          $207,511
  Year Ended July 31, 2001..................    5.00%       0.50%            0.65%          $361,629
  Year Ended July 31, 2000..................    5.69%       0.45%            0.66%          $180,873
  Period Ended July 31, 1999(c).............    4.45%/\/\   0.49%/\/\        0.72%/\/\      $ 26,000

#   Unaudited.
+   Represents Class 2 Shares for Institutional Prime Obligations Money Market
    Fund.
/\  Not annualized.
/\/\Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) There were no fee reductions in this period.
(c) For the period from February 19, 1999 (commencement of operations) through July 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



B SHARES
Selected data for a share outstanding throughout the period indicated.

                                                   Investment Activities                 Less Dividends from
                                           -------------------------------------  --------------------------------
                                                        Net Realized
                                 Net Asset    Net      and Unrealized                        Net Realized           Net Asset
                                  Value,   Investment  Gains (Losses)  Total from    Net      Gains from             Value,
                                 Beginning   Income   from Investments Investment Investment  Investment    Total    End of
                                 of Period   (Loss)     and Futures    Activities   Income   Transactions Dividends  Period
                                 --------- ---------- ---------------- ---------- ---------- ------------ --------- ---------
VALUE FUND
  Six Months Ended January 31,
   2003#........................  $12.57      0.02         (0.44)        (0.42)     (0.03)      (0.52)      (0.55)   $11.60
  Year Ended July 31, 2002......  $20.15     (0.02)        (5.93)        (5.95)     (0.02)      (1.61)      (1.63)   $12.57
  Year Ended July 31, 2001+.....  $19.41     (0.03)         3.58          3.55      (0.04)      (2.77)      (2.81)   $20.15
  Year Ended July 31, 2000......  $25.14      0.07         (2.19)        (2.12)     (0.11)      (3.50)      (3.61)   $19.41
  Year Ended July 31, 1999......  $24.55      0.02          3.10          3.12      (0.06)      (2.47)      (2.53)   $25.14
  Period Ended July 31, 1998(a).  $23.15      0.09          2.68          2.77      (0.12)      (1.25)      (1.37)   $24.55
SELECT EQUITY FUND
  Six Months Ended January 31,
   2003#........................  $10.77        --         (0.49)        (0.49)     (0.02)         --       (0.02)   $10.26
  Year Ended July 31, 2002......  $11.08     (0.03)        (0.28)        (0.31)        --          --          --    $10.77
  Year Ended July 31, 2001+.....  $ 8.64     (0.08)         2.52          2.44         --          --          --    $11.08
  Year Ended July 31, 2000+.....  $11.83     (0.01)        (2.34)        (2.35)     (0.03)      (0.81)      (0.84)   $ 8.64
  Period Ended July 31, 1999(b).  $ 9.98      0.02          1.86          1.88      (0.02)      (0.01)      (0.03)   $11.83
ENHANCED MARKET FUND
  Six Months Ended January 31,
   2003#........................  $ 8.99        --         (0.64)        (0.64)        --          --          --    $ 8.35
  Year Ended July 31, 2002......  $12.11     (0.05)        (2.91)        (2.96)        --       (0.16)      (0.16)   $ 8.99
  Year Ended July 31, 2001+.....  $14.55     (0.06)        (2.14)        (2.20)     (0.02)      (0.22)      (0.24)   $12.11
  Year Ended July 31, 2000......  $13.82     (0.04)         1.22          1.18         --       (0.45)      (0.45)   $14.55
  Period Ended July 31, 1999(b).  $10.30      0.03          3.55          3.58      (0.03)      (0.03)      (0.06)   $13.82
LARGE CAP FUND
  Six Months Ended January 31,
   2003#........................  $14.94     (0.05)        (0.83)        (0.88)        --       (0.63)      (0.63)   $13.43
  Year Ended July 31, 2002......  $20.70     (0.15)        (4.42)        (4.57)        --       (1.19)      (1.19)   $14.94
  Year Ended July 31, 2001+.....  $27.74     (0.21)        (2.77)        (2.98)        --       (4.06)      (4.06)   $20.70
  Period Ended July 31, 2000(c).  $27.75     (0.13)         0.12         (0.01)        --          --          --    $27.74
  Year Ended December 31, 1999+.  $27.54     (0.23)         5.04          4.81         --       (4.60)      (4.60)   $27.75
  Period Ended December 31,
   1998(d)......................  $25.98        --          1.56          1.56         --          --          --    $27.54

                                                        Ratios (to average net assets)/Supplemental Data
                                              ---------------------------------------------------------------------
                                   Total
                                   Return
                                 (Excluding      Net                         Expenses       Portfolio  Net Assets,
                                 Redemption   Investment      Net       (before Reductions/ Turnover  End of Period
                                  Charge)       Income      Expenses      Reimbursements)     Rate*      (000's)
                                 ----------   ----------    --------    ------------------- --------- -------------
VALUE FUND
  Six Months Ended January 31,
   2003#........................    (3.37)%/\    0.55%/\/\    2.10%/\/\        2.14%/\/\       27%       $28,376
  Year Ended July 31, 2002......   (31.68)%     (0.27)%       2.10%            2.11%           59%       $13,133
  Year Ended July 31, 2001+.....    20.09%      (0.16)%       2.09%            2.10%           43%       $10,322
  Year Ended July 31, 2000......    (8.86)%      0.32%        2.10%            2.11%           17%       $ 7,949
  Year Ended July 31, 1999......    14.03%       0.05%        2.08%            2.09%           18%       $12,394
  Period Ended July 31, 1998(a).    12.49%^      0.26%/\/\    2.11%/\/\        2.11%/\/\       17%       $ 7,929
SELECT EQUITY FUND
  Six Months Ended January 31,
   2003#........................    (4.59)%/\   (0.09)%/\/\   2.09%/\/\        2.27%/\/\       31%       $ 5,614
  Year Ended July 31, 2002......    (2.77)%     (0.45)%       2.19%            2.44%           38%       $ 4,800
  Year Ended July 31, 2001+.....    28.24%      (0.75)%       2.44%            2.80%           19%       $ 1,586
  Year Ended July 31, 2000+.....   (20.47)%     (0.08)%       2.21%            2.72%           25%       $   715
  Period Ended July 31, 1999(b).    18.83%^     (0.49)%/\/\   1.99%/\/\        2.58%^/\/\      10%       $ 1,933
ENHANCED MARKET FUND
  Six Months Ended January 31,
   2003#........................    (7.11)%/\    0.05%/\/\    1.78%/\/\        1.93%/\/\       21%       $ 8,133
  Year Ended July 31, 2002......   (24.73)%     (0.34)%       1.82%            1.94%           34%       $ 8,644
  Year Ended July 31, 2001+.....   (15.28)%     (0.48)%       1.80%            1.89%           42%       $13,713
  Year Ended July 31, 2000......     8.65%      (0.31)%       1.77%            1.93%           30%       $17,095
  Period Ended July 31, 1999(b).    34.85%/\    (0.12)%/\/\   1.73%/\/\        2.28%/\/\       36%       $ 6,132
LARGE CAP FUND
  Six Months Ended January 31,
   2003#........................    (6.11)%/\   (0.64)%/\/\   2.01%/\/\        2.14%/\/\        5%       $19,753
  Year Ended July 31, 2002......   (23.31)%     (0.80)%       2.01%            2.12%           11%       $21,739
  Year Ended July 31, 2001+.....   (12.40)%     (0.91)%       2.00%            2.11%           10%       $28,118
  Period Ended July 31, 2000(c).    (0.04)%/\   (0.93)%/\/\   2.00%/\/\        2.07%/\/\       10%       $24,655
  Year Ended December 31, 1999+.    17.78%      (0.79)%       1.98%            2.00%           15%       $18,584
  Period Ended December 31,
   1998(d)......................     6.02%/\     0.23%/\/\    1.10%/\/\        2.11%/\/\        3%       $   100

#   Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\  Not annualized.
/\/\Annualized.
(a) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(b) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(c) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(d) For the period from December 15, 1998 (commencement of operations) through December 31, 1998.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



B SHARES
Selected data for a share outstanding throughout the period indicated.

                                                       Investment Activities                Less Dividends from
                                                -----------------------------------  --------------------------------
                                                            Net Realized
                                                           and Unrealized
                                                           Gains (Losses)
                                                                from                                                    Net
                                      Net Asset    Net      Investments,                        Net Realized           Asset
                                       Value,   Investment  Futures, and  Total from    Net      Gains from            Value,
                                      Beginning   Income      Foreign     Investment Investment  Investment    Total   End of
                                      of Period   (Loss)     Currencies   Activities   Income   Transactions Dividends Period
                                      --------- ---------- -------------- ---------- ---------- ------------ --------- ------
CAPITAL GROWTH FUND
  Six Months Ended January 31,
   2003#.............................  $10.39     (0.05)       (3.21)       (3.26)        --          --          --   $ 7.13
  Year Ended July 31, 2002...........  $10.39     (0.27)       (2.56)       (2.83)        --          --          --   $ 7.56
  Year Ended July 31, 2001+..........  $14.46     (0.17)       (2.74)       (2.91)        --       (1.16)      (1.16)  $10.39
  Period Ended July 31, 2000(a)......  $13.93     (0.09)        0.62         0.53         --          --          --   $14.46
  Year Ended December 31, 1999+......  $13.92     (0.14)        2.91         2.77         --       (2.76)      (2.76)  $13.93
  Period Ended December 31, 1998(b)..  $13.10     (0.05)        3.35         3.30         --       (2.48)      (2.48)  $13.92
MID CAP FUND
  Six Months Ended January 31,
   2003#.............................  $ 9.13     (0.03)       (0.55)       (0.58)        --          --          --   $ 8.55
  Year Ended July 31, 2002...........  $11.83     (0.25)       (2.45)       (2.70)        --          --          --   $ 9.13
  Year Ended July 31, 2001+..........  $16.52     (0.27)       (4.42)       (4.69)        --          --          --   $11.83
  Period Ended July 31, 2000(a)+.....  $17.28     (0.20)       (0.56)       (0.76)        --          --          --   $16.52
  Period Ended December 31, 1999(c)+.  $10.00     (0.19)        7.47         7.28         --          --          --   $17.28
SMALL CAP FUND
  Six Months Ended January 31,
   2003#.............................  $ 6.89     (0.07)       (1.01)       (1.08)        --          --          --   $ 5.81
  Year Ended July 31, 2002...........  $ 9.85     (0.17)       (2.79)       (2.96)        --          --          --   $ 6.89
  Year Ended July 31, 2001+..........  $12.31     (0.22)       (1.03)       (1.25)        --       (1.21)      (1.21)  $ 9.85
  Year Ended July 31, 2000...........  $ 8.31     (0.14)        4.14         4.00         --          --          --   $12.31
  Year Ended July 31, 1999...........  $ 9.11     (0.14)       (0.66)       (0.80)        --          --          --   $ 8.31
  Period Ended July 31, 1998(d)......  $10.00     (0.04)       (0.85)       (0.89)        --          --          --   $ 9.11
INTERNATIONAL EQUITY FUND
  Six Months Ended January 31,
   2003#.............................  $ 9.35     (0.02)       (2.36)       (2.38)        --          --          --   $ 6.97
  Year Ended July 31, 2002...........  $ 9.35     (0.03)       (1.68)       (1.71)        --          --          --   $ 7.64
  Year Ended July 31, 2001+..........  $12.25     (0.05)       (2.49)       (2.54)        --       (0.36)      (0.36)  $ 9.35
  Period Ended July 31, 2000(a)+.....  $13.21        --        (0.96)       (0.96)        --          --          --   $12.25
  Period Ended December 31, 1999(e)..  $10.66     (0.02)        2.69         2.67      (0.12)         --       (0.12)  $13.21

                                                        Ratios (to average net assets)/Supplemental Data
                                                   -----------------------------------------------------------



                                        Total                                                            Net
                                        Return                                  Expenses               Assets,
                                      (Excluding      Net                        (before     Portfolio End of
                                      Redemption   Investment      Net         Reductions/   Turnover  Period
                                       Charge)       Income      Expenses    Reimbursements)   Rate*   (000's)
                                      ----------   ----------    --------    --------------- --------- -------
CAPITAL GROWTH FUND
  Six Months Ended January 31,
   2003#.............................    (5.69)%/\   (1.25)%/\/\   2.06%/\/\      2.13%/\/\      83%   $ 7,732
  Year Ended July 31, 2002...........   (27.24)%     (3.86)%       2.04%          2.12%         115%   $ 8,746
  Year Ended July 31, 2001+..........   (21.77)%     (1.35)%       1.96%          2.11%         100%   $ 8,967
  Period Ended July 31, 2000(a)......     3.80%/\    (1.11)%/\/\   1.96%/\/\      2.07%/\/\      91%   $ 8,939
  Year Ended December 31, 1999+......    21.11%      (0.93)%       1.92%          1.93%         178%   $ 7,704
  Period Ended December 31, 1998(b)..    26.86%/\    (0.95)%/\/\   2.04%/\/\        (f)/\/\     152%   $ 2,854
MID CAP FUND
  Six Months Ended January 31,
   2003#.............................    (6.35)%/\   (0.71)%/\/\   1.92%/\/\      2.42%/\/\      20%   $ 6,023
  Year Ended July 31, 2002...........   (22.82)%     (2.07)%       2.41%          2.58%         221%   $ 7,066
  Year Ended July 31, 2001+..........   (28.29)%     (1.91)%       2.32%          2.41%         120%   $11,323
  Period Ended July 31, 2000(a)+.....    (4.40)%/\   (2.00)%/\/\   2.33%/\/\      2.37%/\/\      39%   $12,912
  Period Ended December 31, 1999(c)+.    72.80%/\    (2.17)%/\/\   2.86%/\/\      2.86%/\/\      20%   $ 2,177
SMALL CAP FUND
  Six Months Ended January 31,
   2003#.............................   (15.67)%/\   (2.00)%/\/\   2.35%/\/\      2.54%/\/\     118%   $ 1,660
  Year Ended July 31, 2002...........   (30.05)%     (2.01)%       2.36%          2.52%         227%   $ 2,014
  Year Ended July 31, 2001+..........   (11.03)%     (1.97)%       2.36%          2.52%         220%   $ 2,975
  Year Ended July 31, 2000...........    48.13%      (1.99)%       2.39%          2.59%         318%   $ 2,619
  Year Ended July 31, 1999...........    (8.78)%     (1.83)%       2.41%          3.42%         208%   $   929
  Period Ended July 31, 1998(d)......    (8.90)%/\   (1.69)%/\/\   2.54%/\/\      4.98%/\/\      71%   $   871
INTERNATIONAL EQUITY FUND
  Six Months Ended January 31,
   2003#.............................    (8.77)%/\   (0.51)%/\/\   2.10%/\/\      2.61%/\/\      11%   $   384
  Year Ended July 31, 2002...........   (18.29)%     (0.39)%       2.36%          2.64%         160%   $   471
  Year Ended July 31, 2001+..........   (21.25)%     (0.44)%       2.38%          2.65%          45%   $   516
  Period Ended July 31, 2000(a)+.....    (7.19)%/\   (0.04)%/\/\   2.47%/\/\      2.72%/\/\      32%   $   595
  Period Ended December 31, 1999(e)..    25.98%/\    (0.54)%/\/\   2.45%/\/\      2.73%/\/\      40%   $   228

#   Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\  Not annualized.
/\/\Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from February 5, 1998 (commencement of operations) through December 31, 1998.
(c) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(e) For the period from February 2, 1999 (commencement of operations) through December 31, 1999.
(f) There was no fee reduction in this period.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


B SHARES
Selected data for a share outstanding throughout the period indicated.

                                                        Investment Activities                 Less Dividends from
                                               --------------------------------------  --------------------------------

                                     Net Asset    Net       Net Realized                          Net Realized
                                      Value,   Investment  and Unrealized   Total from    Net      Gains from
                                     Beginning   Income    Gains (Losses)   Investment Investment  Investment    Total
                                     of Period   (Loss)   from Investments* Activities   Income   Transactions Dividends
                                     --------- ---------- ----------------- ---------- ---------- ------------ ---------
BALANCED FUND
  Six Months Ended January 31,
   2003#............................  $10.86      0.08          (0.18)        (0.10)     (0.11)      (0.14)      (0.25)
  Year Ended July 31, 2002..........  $12.42      0.22          (1.19)        (0.97)     (0.23)      (0.36)      (0.59)
  Year Ended July 31, 2001+.........  $12.45      0.28           1.26          1.54      (0.30)      (1.27)      (1.57)
  Year Ended July 31, 2000..........  $14.90      0.34          (0.64)        (0.30)     (0.37)      (1.78)      (2.15)
  Year Ended July 31, 1999..........  $15.16      0.29           0.95          1.24      (0.30)      (1.20)      (1.50)
  Period Ended July 31, 1998(a).....  $14.99      0.28           1.15          1.43      (0.29)      (0.97)      (1.26)
AGGRESSIVE GROWTH
 PORTFOLIO
  Six Months Ended January 31,
   2003#............................  $ 9.77     (0.06)         (3.18)        (3.24)        --          --          --
  Year Ended July 31, 2002..........  $ 9.77     (0.07)         (2.19)        (2.26)        --       (0.64)      (0.64)
  Year Ended July 31, 2001+.........  $11.42      0.06          (0.44)        (0.38)     (0.11)      (1.16)      (1.27)
  Period Ended July 31, 2000(b).....  $11.47     (0.03)         (0.02)        (0.05)        --          --          --
  Period Ended December 31, 1999(c).  $10.03      0.07           1.50          1.57      (0.09)      (0.04)      (0.13)
GROWTH PORTFOLIO
  Six Months Ended January 31,
   2003#............................  $ 9.34        --          (1.96)        (1.96)     (0.01)         --       (0.01)
  Year Ended July 31, 2002..........  $ 9.34      0.02          (1.48)        (1.46)     (0.03)      (0.30)      (0.33)
  Year Ended July 31, 2001+.........  $10.44      0.15          (0.41)        (0.26)     (0.17)      (0.67)      (0.84)
  Period Ended July 31, 2000(b).....  $10.57      0.03          (0.12)        (0.09)     (0.04)         --       (0.04)
  Period Ended December 31, 1999(d).  $ 9.84      0.12           0.81          0.93      (0.12)      (0.08)      (0.20)
GROWTH AND INCOME
 PORTFOLIO
  Six Months Ended January 31,
   2003#............................  $ 8.32      0.03          (0.10)        (0.07)     (0.05)         --       (0.05)
  Year Ended July 31, 2002..........  $ 9.77      0.12          (1.16)        (1.04)     (0.13)      (0.28)      (0.41)
  Year Ended July 31, 2001+.........  $10.53      0.24          (0.12)         0.12      (0.25)      (0.63)      (0.88)
  Period Ended July 31, 2000(b).....  $10.50      0.10           0.02          0.12      (0.09)         --       (0.09)
  Period Ended December 31, 1999(e).  $10.00      0.08           0.53          0.61      (0.08)      (0.03)      (0.11)
MODERATE GROWTH AND
 INCOME PORTFOLIO
  Six Months Ended January 31,
   2003#............................  $ 8.56      0.05          (0.02)         0.03      (0.07)      (0.03)      (0.10)
  Year Ended July 31, 2002..........  $ 9.71      0.17          (0.95)        (0.78)     (0.17)      (0.20)      (0.37)
  Year Ended July 31, 2001+.........  $10.04      0.25           0.15          0.40      (0.28)      (0.45)      (0.73)
  Period Ended July 31, 2000(b).....  $ 9.96      0.13           0.07          0.20      (0.12)         --       (0.12)
  Period Ended December 31, 1999(f).  $10.00      0.13           0.02          0.15      (0.13)      (0.06)      (0.19)

                                                                     Ratios (to average net assets)/Supplemental Data
                                                            ------------------------------------------------------------------
                                                 Total
                                     Net Asset   Return
                                      Value,   (Excluding      Net                    Expenses (before Portfolio  Net Assets,
                                      End of   Redemption   Investment      Net         Reductions/    Turnover  End of Period
                                      Period    Charge)       Income      Expenses    Reimbursements)   Rate**      (000's)
                                     --------- ----------   ----------    --------    ---------------- --------- -------------
BALANCED FUND
  Six Months Ended January 31,
   2003#............................  $10.51      (0.97)%/\    1.46%/\/\    2.10%/\/\       2.18%/\/\      34%      $17,768
  Year Ended July 31, 2002..........  $10.86      (8.17)%      1.81%        2.09%           2.16%          34%      $16,742
  Year Ended July 31, 2001+.........  $12.42      13.03%       2.20%        2.06%           2.12%          14%      $ 9,004
  Year Ended July 31, 2000..........  $12.45      (1.80)%      2.54%        2.10%           2.12%          16%      $ 7,072
  Year Ended July 31, 1999..........  $14.90       8.66%       1.93%        2.09%           2.10%          23%      $10,131
  Period Ended July 31, 1998(a).....  $15.16      10.07%/\     1.83%/\/\    2.12%/\/\       2.12%/\/\      25%      $ 5,309
AGGRESSIVE GROWTH
 PORTFOLIO
  Six Months Ended January 31,
   2003#............................  $ 6.53      (4.95)%/\   (0.70)%/\/\   1.40%/\/\       1.84%/\/\      48%      $   843
  Year Ended July 31, 2002..........  $ 6.87     (24.43)%     (1.04)%       1.46%           1.87%          50%      $   761
  Year Ended July 31, 2001+.........  $ 9.77      (4.06)%      0.58%        1.52%           1.93%          36%      $   386
  Period Ended July 31, 2000(b).....  $11.42      (0.43)%/\   (0.44)%/\/\   1.56%/\/\       1.94%/\/\      22%      $   390
  Period Ended December 31, 1999(c).  $11.47      15.70%/\     0.92%/\/\    1.52%/\/\       7.86%/\/\      95%      $   456
GROWTH PORTFOLIO
  Six Months Ended January 31,
   2003#............................  $ 7.37      (2.21)%/\    0.30%/\/\    1.33%/\/\       1.78%/\/\      84%      $ 2,344
  Year Ended July 31, 2002..........  $ 7.55     (16.13)%      0.22%        1.45%           1.89%          63%      $ 1,886
  Year Ended July 31, 2001+.........  $ 9.34      (2.82)%      1.53%        1.53%           1.97%          38%      $ 1,710
  Period Ended July 31, 2000(b).....  $10.44      (0.84)%      0.46%/\/\    1.56%/\/\       1.97%/\/\      97%      $ 1,241
  Period Ended December 31, 1999(d).  $10.57       9.48%/\     2.14%/\/\    1.55%/\/\       6.75%/\/\      76%      $   998
GROWTH AND INCOME
 PORTFOLIO
  Six Months Ended January 31,
   2003#............................  $ 8.20      (0.85)%/\    0.89%/\/\    1.37%/\/\       1.61%/\/\      88%      $ 1,872
  Year Ended July 31, 2002..........  $ 8.32     (10.98)%      1.31%        1.35%           1.58%          69%      $ 1,607
  Year Ended July 31, 2001+.........  $ 9.77       1.09%       2.40%        1.37%           1.60%          51%      $ 1,656
  Period Ended July 31, 2000(b).....  $10.53       1.13%/\     1.58%/\/\    1.40%/\/\       1.57%/\/\      21%      $ 1,613
  Period Ended December 31, 1999(e).  $10.50       6.10%/\     1.74%/\/\    1.52%/\/\       4.26%/\/\      57%      $ 1,725
MODERATE GROWTH AND
 INCOME PORTFOLIO
  Six Months Ended January 31,
   2003#............................  $ 8.49       0.39%/\     1.28%/\/\    1.37%/\/\       1.79%/\/\      89%      $ 1,249
  Year Ended July 31, 2002..........  $ 8.56      (8.38)%      1.74%        1.39%           1.81%          65%      $   970
  Year Ended July 31, 2001+.........  $ 9.71       4.09%       2.59%        1.51%           1.92%          62%      $ 1,231
  Period Ended July 31, 2000(b).....  $10.04       2.00%/\     2.19%/\/\    1.55%/\/\       1.88%/\/\      21%      $   832
  Period Ended December 31, 1999(f).  $ 9.96       1.50%/\     2.80%/\/\    1.54%/\/\       6.90%/\/\     124%      $   941

#   Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
*   Represents investments in affiliates for the Strategic Portfolios.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\  Not annualized.
/\/\Annualized.
(a) For the period from September 2, 1997 (commencement of operations) through July 31, 1998.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from February 15, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(f) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


B SHARES
Selected data for a share outstanding throughout the period indicated.

                                                   Investment Activities                 Less Dividends from
                                           -------------------------------------  --------------------------------
                                 Net Asset              Net Realized                         Net Realized           Net Asset
                                  Value,      Net      and Unrealized  Total from    Net      Gains from             Value,
                                 Beginning Investment  Gains (Losses)  Investment Investment  Investment    Total    End of
                                 of Period   Income   from Investments Activities   Income   Transactions Dividends  Period
                                 --------- ---------- ---------------- ---------- ---------- ------------ --------- ---------
GOVERNMENT INCOME FUND
  Six Months Ended January 31,
   2003#........................  $10.26      0.19          0.15          0.34      (0.18)      (0.15)      (0.33)   $10.27
  Year Ended July 31, 2002......  $10.10      0.42          0.19          0.61      (0.45)         --       (0.45)   $10.26
  Year Ended July 31, 2001+.....  $ 9.61      0.47          0.51          0.98      (0.49)         --       (0.49)   $10.10
  Period Ended July 31, 2000(a).  $ 9.48      0.18          0.10          0.28      (0.15)         --       (0.15)   $ 9.61
LIMITED TERM BOND FUND
  Six Months Ended January 31,
   2003#........................  $10.54      0.16          0.23          0.39      (0.19)         --       (0.19)   $10.74
  Year Ended July 31, 2002......  $10.54      0.42          0.17          0.59      (0.44)         --       (0.44)   $10.69
  Year Ended July 31, 2001+.....  $10.13      0.49          0.42          0.91      (0.50)         --       (0.50)   $10.54
  Year Ended July 31, 2000......  $10.27      0.48         (0.10)         0.38      (0.52)         --       (0.52)   $10.13
  Period Ended July 31, 1999(b).  $10.58      0.27         (0.30)        (0.03)     (0.28)         --       (0.28)   $10.27
BOND FUND
  Six Months Ended January 31,
   2003#........................  $11.10      0.20          0.57          0.77      (0.23)      (0.15)      (0.38)   $11.49
  Year Ended July 31, 2002......  $11.10      0.43          0.37          0.80      (0.47)      (0.03)      (0.50)   $11.40
  Year Ended July 31, 2001+.....  $10.50      0.50          0.61          1.11      (0.51)         --       (0.51)   $11.10
  Year Ended July 31, 2000......  $10.60      0.49         (0.05)         0.44      (0.52)      (0.02)      (0.54)   $10.50
  Year Ended July 31, 1999......  $11.04      0.50         (0.31)         0.19      (0.50)      (0.13)      (0.63)   $10.60
  Period Ended July 31, 1998(c).  $10.88      0.46          0.24          0.70      (0.51)      (0.03)      (0.54)   $11.04

                                                      Ratios (to average net assets)/Supplemental Data
                                              -----------------------------------------------------------------
                                 Total Return
                                  (Excluding     Net                   Expenses (before Portfolio  Net Assets,
                                  Redemption  Investment     Net         Reductions/    Turnover  End of Period
                                   Charge)      Income     Expenses    Reimbursements)    Rate*      (000's)
                                 ------------ ----------   --------    ---------------- --------- -------------
GOVERNMENT INCOME FUND
  Six Months Ended January 31,
   2003#........................     3.29%/\     3.35%/\/\   1.75%/\/\       1.98%/\/\     29%       $ 9,967
  Year Ended July 31, 2002......     6.18%       4.00%       1.75%           1.96%         18%       $ 3,542
  Year Ended July 31, 2001+.....    10.36%       4.65%       1.74%           1.95%         25%       $ 1,635
  Period Ended July 31, 2000(a).     2.98%/\     4.77%/\/\   1.75%/\/\       1.98%/\/\     42%       $   520
LIMITED TERM BOND FUND
  Six Months Ended January 31,
   2003#........................     2.22%/\     3.05%/\/\   1.74%/\/\       1.97%/\/\     14%       $15,404
  Year Ended July 31, 2002......     5.69%       3.78%       1.75%           1.96%         29%       $10,307
  Year Ended July 31, 2001+.....     9.20%       4.66%       1.75%           1.97%         44%       $ 2,614
  Year Ended July 31, 2000......     3.85%       4.79%       1.76%           1.99%         34%       $ 1,815
  Period Ended July 31, 1999(b).    (0.33%)/\    4.61%/\/\   1.69%/\/\       1.96%/\/\     39%       $ 1,599
BOND FUND
  Six Months Ended January 31,
   2003#........................     4.22%/\     3.52%/\/\   1.74%/\/\       1.96%/\/\     11%       $10,460
  Year Ended July 31, 2002......     7.43%       3.90%       1.74%           1.95%         35%       $ 9,796
  Year Ended July 31, 2001+.....    10.77%       4.55%       1.73%           1.95%         24%       $ 7,342
  Year Ended July 31, 2000......     4.30%       4.72%       1.74%           1.96%         27%       $ 3,636
  Year Ended July 31, 1999......     1.58%       4.63%       1.71%           1.95%         18%       $ 2,521
  Period Ended July 31, 1998(c).     6.58%/\     4.75%/\/\   1.74%/\/\       1.99%/\/\     40%       $   442

#   Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\  Not annualized.
/\/\Annualized.
(a) For the period from March 13, 2000 (commencement of operations) through July 31, 2000.
(b) For the period from January 21, 1999 (commencement of operations) through July 31, 1999.
(c) For the period from September 16, 1997 (commencement of operations) through July 31, 1998.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



B SHARES
Selected data for a share outstanding throughout the period indicated.

                                                   Investment Activities                 Less Dividends from
                                           -------------------------------------  --------------------------------
                                 Net Asset              Net Realized                         Net Realized           Net Asset
                                  Value,      Net      and Unrealized  Total from    Net      Gains from             Value,
                                 Beginning Investment  Gains (Losses)  Investment Investment  Investment    Total    End of
                                 of Period   Income   from Investments Activities   Income   Transactions Dividends  Period
                                 --------- ---------- ---------------- ---------- ---------- ------------ --------- ---------
MUNICIPAL BOND FUND
  Six Months Ended January 31,
   2003#........................  $10.17      0.14          0.29          0.43      (0.13)      (0.03)      (0.16)   $10.44
  Year Ended July 31, 2002......  $10.17      0.30          0.22          0.52      (0.32)      (0.01)      (0.33)   $10.36
  Year Ended July 31, 2001+.....  $ 9.75      0.32          0.41          0.73      (0.31)         --       (0.31)   $10.17
  Year Ended July 31, 2000......  $ 9.87      0.31         (0.05)         0.26      (0.33)      (0.05)      (0.38)   $ 9.75
  Period Ended July 31, 1999(a).  $10.28      0.14         (0.41)        (0.27)     (0.14)         --       (0.14)   $ 9.87
FLORIDA TAX-EXEMPT FUND
  Six Months Ended January 31,
   2003#........................  $10.76      0.14          0.11          0.25      (0.15)         --       (0.15)   $10.86
  Year Ended July 31, 2002......  $10.49      0.29          0.28          0.57      (0.30)         --       (0.30)   $10.76
  Year Ended July 31, 2001+.....  $10.15      0.32          0.34          0.66      (0.32)         --       (0.32)   $10.49
  Year Ended July 31, 2000......  $10.20      0.32         (0.01)         0.31      (0.33)      (0.03)      (0.36)   $10.15
  Period Ended July 31, 1999(b).  $10.52      0.12         (0.30)        (0.18)     (0.14)         --       (0.14)   $10.20
TENNESSEE TAX-EXEMPT FUND
  Six Months Ended January 31,
   2003#........................  $10.38      0.11          0.09          0.20      (0.11)         --       (0.11)   $10.47
  Year Ended July 31, 2002......  $10.12      0.24          0.26          0.50      (0.24)         --       (0.24)   $10.38
  Year Ended July 31, 2001+.....  $ 9.76      0.29          0.36          0.65      (0.29)         --       (0.29)   $10.12
  Period Ended July 2000(c).....  $ 9.57      0.17          0.18          0.35      (0.16)         --       (0.16)   $ 9.76
  Year Ended December 31, 1999..  $10.21      0.27         (0.64)        (0.37)     (0.27)         --       (0.27)   $ 9.57
  Period Ended December 31,
   1998(d)......................  $10.22      0.26          0.06          0.32      (0.26)      (0.07)      (0.33)   $10.21

                                                        Ratios (to average net assets)/Supplemental Data
                                              --------------------------------------------------------------------
                                 Total Return
                                  (Excluding     Net                        Expenses       Portfolio  Net Assets,
                                  Redemption  Investment     Net       (before Reductions/ Turnover  End of Period
                                   Charge)      Income     Expenses      Reimbursements)     Rate*      (000's)
                                 ------------ ----------   --------    ------------------- --------- -------------
MUNICIPAL BOND FUND
  Six Months Ended January 31,
   2003#........................     2.37%/\     2.67%/\/\   1.64%/\/\        1.96%/\/\         0%      $4,458
  Year Ended July 31, 2002......     5.20%       2.95%       1.64%            1.95%            10%      $3,844
  Year Ended July 31, 2001+.....     7.60%       3.12%       1.64%            1.95%             5%      $1,777
  Year Ended July 31, 2000......     2.75%       3.30%       1.64%            1.96%             9%      $  889
  Period Ended July 31, 1999(a).    (2.60)%/\    3.17%/\/\   1.60%/\/\        1.87%/\/\        21%      $   16
FLORIDA TAX-EXEMPT FUND
  Six Months Ended January 31,
   2003#........................     2.34%/\     2.65%/\/\   1.59%/\/\        1.99%/\/\         2%      $3,439
  Year Ended July 31, 2002......     5.56%       2.90%       1.62%            2.01%            13%      $2,647
  Year Ended July 31, 2001+.....     6.61%       3.03%       1.64%            2.04%             7%      $1,385
  Year Ended July 31, 2000......     3.14%       3.22%       1.62%            2.05%            11%      $  729
  Period Ended July 31, 1999(b).     1.77%/\     3.06%/\/\   1.49%/\/\        2.00%/\/\        34%      $  569
TENNESSEE TAX-EXEMPT FUND
  Six Months Ended January 31,
   2003#........................     1.93%/\     1.98%/\/\   1.81%/\/\        2.08%/\/\         8%      $2,796
  Year Ended July 31, 2002......     4.98%       2.29%       1.82%            2.07%            60%      $1,839
  Year Ended July 31, 2001+.....     6.75%       2.85%       1.84%            2.08%           123%      $1,432
  Period Ended July 2000(c).....     3.74%/\     3.07%/\/\   1.83%/\/\        1.96%/\/\        23%      $1,054
  Year Ended December 31, 1999..    (3.65)%      2.72%       1.84%            1.85%            64%      $1,288
  Period Ended December 31,
   1998(d)......................     3.17%/\     2.50%/\/\   1.95%/\/\          (e)/\/\       155%      $1,397

#   Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\  Not annualized.
/\/\Annualized.
(a) For the period from February 3, 1999 (commencement of operations) through July 31, 1999.
(b) For the period from March 16, 1999 (commencement of operations) through July 31, 1999.
(c) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(d) For the period from February 24, 1998 (commencement of operations) through December 31, 1998.
(e) There were no fee reductions in this period.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


B SHARES+
Selected data for a share outstanding throughout the period indicated.



                                                  Net Asset            Less Dividends Net Asset
                                                   Value,      Net        from Net     Value,
                                                  Beginning Investment   Investment      End    Total
                                                  of Period   Income       Income     of Period Return
                                                  --------- ---------- -------------- --------- ------
PRIME MONEY MARKET FUND
  Six Months Ended January 31, 2003#.............  $1.000     0.001        (0.001)     $1.000    0.15%/\
  Year Ended July 31, 2002.......................  $1.000     0.008        (0.008)     $1.000    0.77%
  Year Ended July 31, 2001.......................  $1.000     0.042        (0.042)     $1.000    4.25%
  Year Ended July 31, 2000.......................  $1.000     0.042        (0.042)     $1.000    4.31%
  Year Ended July 31, 1999.......................  $1.000     0.035        (0.035)     $1.000    3.55%
  Period Ended July 31, 1998(a)..................  $1.000     0.005        (0.005)     $1.000    0.49%/\
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
  Six Months Ended January 31, 2003#.............  $1.000     0.004        (0.004)     $1.000    0.44%/\
  Year Ended July 31, 2002.......................  $1.000     0.016        (0.016)     $1.000    1.58%
  Year Ended July 31, 2001.......................  $1.000     0.049        (0.049)     $1.000    5.04%
  Year Ended July 31, 2000.......................  $1.000     0.052        (0.052)     $1.000    5.29%
  Period Ended July 31, 1999(b)..................  $1.000     0.018        (0.018)     $1.000    1.84%/\

                                                     Ratios (to average net assets)/Supplemental Data
                                                  -------------------------------------------------------

                                                     Net                   Expenses (before  Net Assets,
                                                  Investment     Net         Reductions/    End of Period
                                                    Income     Expenses    Reimbursements)     (000's)
                                                  ----------   --------    ---------------- -------------
PRIME MONEY MARKET FUND
  Six Months Ended January 31, 2003#.............    0.29%/\/\   1.32%/\/\       1.72%/\/\    $  3,832
  Year Ended July 31, 2002.......................    0.71%       1.54%           1.69%        $  3,891
  Year Ended July 31, 2001.......................    3.75%       1.52%           1.69%        $  1,908
  Year Ended July 31, 2000.......................    4.35%       1.61%           1.69%        $    727
  Year Ended July 31, 1999.......................    4.51%       1.69%           1.70%        $    224
  Period Ended July 31, 1998(a)..................    3.83%/\/\   1.85%/\/\       1.88%/\/\    $      1
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
  Six Months Ended January 31, 2003#.............    0.92%/\/\   0.75%/\/\       0.90%/\/\    $ 98,998
  Year Ended July 31, 2002.......................    1.50%       0.75%           0.89%        $210,031
  Year Ended July 31, 2001.......................    4.81%       0.75%           0.90%        $169,676
  Year Ended July 31, 2000.......................    5.43%       0.71%           0.91%        $114,401
  Period Ended July 31, 1999(b)..................    4.22%/\/\   0.74%/\/\       0.97%/\/\    $ 13,575

#   Unaudited.
+   Represents Class 3 Shares for Institutional Prime Obligations Money Market
    Fund.
/\  Not annualized.
/\/\Annualized.
(a) For the period from June 15, 1998 (commencement of operations) through July 31, 1998.
(b) For the period from February 22, 1999 (commencement of operations) through July 31, 1999.



                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



I SHARES
Selected data for a share outstanding throughout the period indicated.

                                                   Investment Activities                 Less Dividends from
                                           -------------------------------------  --------------------------------
                                                        Net Realized
                                 Net Asset             and Unrealized                        Net Realized           Net Asset
                                  Value,      Net      Gains (Losses)  Total from    Net      Gains from             Value,
                                 Beginning Investment from Investments Investment Investment  Investment    Total    End of
                                 of Period   Income     and Futures    Activities   Income   Transactions Dividends  Period
                                 --------- ---------- ---------------- ---------- ---------- ------------ --------- ---------
VALUE FUND
  Six Months Ended January 31,
   2003#........................  $12.74      0.08         (0.45)        (0.37)     (0.08)      (0.52)      (0.60)   $11.77
  Year Ended July 31, 2002......  $20.34      0.11         (5.99)        (5.88)     (0.11)      (1.61)      (1.72)   $12.74
  Year Ended July 31, 2001+.....  $19.53      0.15          3.59          3.74      (0.16)      (2.77)      (2.93)   $20.34
  Year Ended July 31, 2000......  $25.27      0.28         (2.24)        (1.96)     (0.28)      (3.50)      (3.78)   $19.53
  Year Ended July 31, 1999......  $24.57      0.26          3.16          3.42      (0.25)      (2.47)      (2.72)   $25.27
  Period Ended July 31, 1998(a).  $22.51      0.28          3.31          3.59      (0.28)      (1.25)      (1.53)   $24.57
SELECT EQUITY FUND
  Six Months Ended January 31,
   2003#........................  $11.01      0.04         (0.51)        (0.47)     (0.04)         --       (0.04)   $10.50
  Year Ended July 31, 2002......  $11.25      0.04         (0.25)        (0.21)     (0.03)         --       (0.03)   $11.01
  Year Ended July 31, 2001+.....  $ 8.73      0.02          2.52          2.54      (0.02)         --       (0.02)   $11.25
  Year Ended July 31, 2000+.....  $11.89      0.09         (2.36)        (2.27)     (0.08)      (0.81)      (0.89)   $ 8.73
  Period Ended July 31, 1999(b).  $11.52      0.04          0.38          0.42      (0.04)      (0.01)      (0.05)   $11.89
ENHANCED MARKET FUND
  Six Months Ended January 31,
   2003#........................  $ 9.17      0.04         (0.65)        (0.61)     (0.04)         --       (0.04)   $ 8.52
  Year Ended July 31, 2002......  $12.28      0.06         (2.97)        (2.91)     (0.04)      (0.16)      (0.20)   $ 9.17
  Year Ended July 31, 2001+.....  $14.65      0.06         (2.17)        (2.11)     (0.04)      (0.22)      (0.26)   $12.28
  Year Ended July 31, 2000......  $13.86      0.10          1.23          1.33      (0.09)      (0.45)      (0.54)   $14.65
  Period Ended July 31, 1999(c).  $12.18      0.07          1.71          1.78      (0.07)      (0.03)      (0.10)   $13.86
LARGE CAP FUND
  Six Months Ended January 31,
   2003#........................  $15.49      0.02         (0.87)        (0.85)     (0.01)      (0.63)      (0.64)   $14.00
  Year Ended July 31, 2002......  $21.25      0.02         (4.58)        (4.56)     (0.01)      (1.19)      (1.20)   $15.49
  Year Ended July 31, 2001+.....  $28.14        --         (2.83)        (2.83)        --       (4.06)      (4.06)   $21.25
  Period Ended July 31, 2000(d).  $28.01        --          0.14          0.14      (0.01)         --       (0.01)   $28.14
  Year Ended December 31,
   1999+........................  $27.54      0.03          5.07          5.10      (0.03)      (4.60)      (4.63)   $28.01
  Year Ended December 31,
   1998(e)......................  $25.52        --          2.02          2.02         --          --          --    $27.54

                                                       Ratios (to average net assets)/Supplemental Data
                                             ---------------------------------------------------------------------


                                                Net                         Expenses       Portfolio  Net Assets,
                                   Total     Investment      Net       (before Reductions/ Turnover  End of Period
                                   Return      Income      Expenses      Reimbursements)     Rate*      (000's)
                                 ------      ----------    --------    ------------------- --------- -------------
VALUE FUND
  Six Months Ended January 31,
   2003#........................  (2.91)%/\     1.35%/\/\    1.20%/\/\        1.28%/\/\       27%      $410,666
  Year Ended July 31, 2002...... (31.09)%       0.64%        1.20%            1.26%           59%      $420,054
  Year Ended July 31, 2001+.....  21.10%        0.76%        1.19%            1.25%           43%      $565,484
  Year Ended July 31, 2000......  (8.11)%       1.30%        1.13%            1.15%           17%      $560,804
  Year Ended July 31, 1999......  15.43%        1.07%        1.08%            1.09%           18%      $960,660
  Period Ended July 31, 1998(a).  12.46%(/\)    1.26%/\/\    1.09%/\/\        1.10%/\/\       17%      $947,575
SELECT EQUITY FUND
  Six Months Ended January 31,
   2003#........................  (4.29)%/\     0.81%/\/\    1.18%/\/\        1.42%/\/\       31%      $ 23,520
  Year Ended July 31, 2002......  (1.84)%       0.42%        1.33%            1.63%           38%      $  8,419
  Year Ended July 31, 2001+.....  29.12%        0.19%        1.56%            1.97%           19%      $  7,043
  Year Ended July 31, 2000+..... (19.72)%       0.88%        1.25%            1.78%           25%      $  5,100
  Period Ended July 31, 1999(b).   3.63%/\      0.65%/\/\    0.99%/\/\        1.58%/\/\       10%      $ 10,420
ENHANCED MARKET FUND
  Six Months Ended January 31,
   2003#........................  (6.66)%/\     0.89%/\/\    0.87%/\/\        1.06%/\/\       21%      $ 47,150
  Year Ended July 31, 2002...... (24.00)%       0.53%        0.93%            1.10%           34%      $  6,793
  Year Ended July 31, 2001+..... (14.53)%       0.43%        0.90%            1.04%           42%      $ 15,469
  Year Ended July 31, 2000......   9.73%        0.65%        0.81%            0.98%           30%      $ 31,622
  Period Ended July 31, 1999(c).  14.71%/\      0.90%/\/\    0.74%/\/\        1.29%/\/\       36%      $ 14,273
LARGE CAP FUND
  Six Months Ended January 31,
   2003#........................  (5.68)%/\     0.26%/\/\    1.11%/\/\        1.29%/\/\        5%      $351,779
  Year Ended July 31, 2002...... (22.64)%       0.10%        1.11%            1.27%           11%      $393,942
  Year Ended July 31, 2001+..... (11.60)%      (0.01)%       1.10%            1.26%           10%      $521,412
  Period Ended July 31, 2000(d).  (0.50)%/\     0.00%/\/\    1.07%/\/\        1.22%/\/\       10%      $694,107
  Year Ended December 31,
   1999+........................  18.84%        0.11%        1.04%            1.14%           15%      $706,313
  Year Ended December 31,
   1998(e)......................   7.92%/\      0.20%^/\/\   1.04%/\/\        1.09%/\/\        3%      $786,462

#   Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\  Not annualized.
/\/\Annualized.
(/\)Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Class I Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Class I Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 16.52%.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Class I Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from December 3, 1998 (commencement of operations) through July 31, 1999.
(c) For the period from December 11, 1998 (commencement of operations) through July 31, 1999.
(d) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(e) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.


                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



I SHARES
Selected data for a share outstanding throughout the period indicated.

                                                       Investment Activities                Less Dividends from
                                                -----------------------------------  --------------------------------
                                                            Net Realized
                                                           and Unrealized
                                                           Gains (Losses)
                                                                from                                                    Net
                                      Net Asset    Net      Investments,                        Net Realized           Asset
                                       Value,   Investment  Futures, and  Total from    Net      Gains from            Value,
                                      Beginning   Income      Foreign     Investment Investment  Investment    Total   End of
                                      of Period   (Loss)     Currencies   Activities   Income   Transactions Dividends Period
                                      --------- ---------- -------------- ---------- ---------- ------------ --------- ------
CAPITAL GROWTH FUND
  Six Months Ended January 31, 2003#.  $10.82     (0.01)       (3.28)       (3.29)        --          --          --   $ 7.53
  Year Ended July 31, 2002...........  $10.82     (0.04)       (2.84)       (2.88)        --          --          --   $ 7.94
  Year Ended July 31, 2001+..........  $14.89     (0.06)       (2.85)       (2.91)        --       (1.16)      (1.16)  $10.82
  Period Ended July 31, 2000(a)......  $14.27     (0.02)        0.64         0.62         --          --          --   $14.89
  Year Ended December 31, 1999+......  $14.09     (0.01)        2.95         2.94         --       (2.76)      (2.76)  $14.27
  Year Ended December 31, 1998.......  $12.69      0.01         3.88         3.89      (0.01)      (2.48)      (2.49)  $14.09
  Period Ended December 31, 1997(b)..  $14.51      0.02         0.10         0.12      (0.02)      (1.92)      (1.94)  $12.69
MID CAP FUND
  Six Months Ended January 31, 2003#.  $ 9.40      0.01        (0.57)       (0.56)        --          --          --   $ 8.84
  Year Ended July 31, 2002...........  $12.06     (0.13)       (2.53)       (2.66)        --          --          --   $ 9.40
  Year Ended July 31, 2001+..........  $16.70     (0.15)       (4.49)       (4.64)        --          --          --   $12.06
  Period Ended July 31, 2000(a)+.....  $17.37     (0.11)       (0.56)       (0.67)        --          --          --   $16.70
  Period Ended December 31, 1999(c)+.  $10.00     (0.12)        7.49         7.37         --          --          --   $17.37
SMALL CAP FUND
  Six Months Ended January 31, 2003#.  $ 7.21     (0.04)       (1.06)       (1.10)        --          --          --   $ 6.11
  Year Ended July 31, 2002...........  $10.22     (0.08)       (2.93)       (3.01)        --          --          --   $ 7.21
  Year Ended July 31, 2001+..........  $12.61     (0.12)       (1.06)       (1.18)        --       (1.21)      (1.21)  $10.22
  Year Ended July 31, 2000...........  $ 8.44     (0.07)        4.24         4.17         --          --          --   $12.61
  Year Ended July 31, 1999...........  $ 9.15     (0.03)       (0.68)       (0.71)        --          --          --   $ 8.44
  Period Ended July 31, 1998(d)......  $10.00     (0.02)       (0.83)       (0.85)        --          --          --   $ 9.15
INTERNATIONAL EQUITY FUND
  Six Months Ended January 31, 2003#.  $ 9.50      0.02        (2.35)       (2.33)     (0.02)         --       (0.02)  $ 7.15
  Year Ended July 31, 2002...........  $ 9.50      0.04        (1.70)       (1.66)     (0.01)         --       (0.01)  $ 7.83
  Year Ended July 31, 2001+..........  $12.37      0.06        (2.53)       (2.47)     (0.04)      (0.36)      (0.40)  $ 9.50
  Period Ended July 31, 2000(a)+.....  $13.27      0.06        (0.96)       (0.90)        --          --          --   $12.37
  Year Ended December 31, 1999.......  $10.58      0.08         2.75         2.83      (0.14)         --       (0.14)  $13.27
  Period Ended December 31, 1998(e)..  $10.05     (0.01)        0.54         0.53         --          --          --   $10.58

                                                       Ratios (to average net assets)/Supplemental Data
                                                 -------------------------------------------------------------



                                                                                                        Net
                                                                                                      Assets,
                                                    Net                    Expenses (before Portfolio End of
                                        Total    Investment      Net         Reductions/    Turnover  Period
                                        Return     Income      Expenses    Reimbursements)    Rate*   (000's)
                                      ------     ----------    --------    ---------------- --------- --------
CAPITAL GROWTH FUND
  Six Months Ended January 31, 2003#.  (5.16)%/\   (0.35)%/\/\   1.16%/\/\       1.28%/\/\      83%   $219,606
  Year Ended July 31, 2002........... (26.62)%     (0.48)%       1.15%           1.27%         115%   $242,193
  Year Ended July 31, 2001+.......... (21.11)%     (0.50)%       1.11%           1.26%         100%   $299,177
  Period Ended July 31, 2000(a)......   4.36%/\    (0.26)%/\/\   1.11%/\/\       1.22%/\/\      91%   $298,771
  Year Ended December 31, 1999+......  22.09%      (0.09)%       1.07%           1.08%         178%   $241,810
  Year Ended December 31, 1998.......  32.40%       0.07%        1.02%           1.03%         152%   $173,542
  Period Ended December 31, 1997(b)..   0.88%/\     0.80%/\/\    0.58%/\/\       0.99%/\/\     116%   $141,761
MID CAP FUND
  Six Months Ended January 31, 2003#.  (5.91)%/\    0.19%/\/\    1.01%/\/\       1.55%/\/\      20%   $ 78,639
  Year Ended July 31, 2002........... (22.06)%     (1.16)%       1.51%           1.73%         221%   $ 30,453
  Year Ended July 31, 2001+.......... (27.78)%     (1.03)%       1.42%           1.55%         120%   $ 41,611
  Period Ended July 31, 2000(a)+.....  (3.86)%/\   (1.08)%/\/\   1.46%/\/\       1.53%/\/\      39%   $ 63,696
  Period Ended December 31, 1999(c)+.  73.70%/\    (1.47)%/\/\   2.18%/\/\       2.18%/\/\      20%   $ 37,186
SMALL CAP FUND
  Six Months Ended January 31, 2003#. (15.26)%/\   (1.11)%/\/\   1.45%/\/\       1.69%/\/\     118%   $132,997
  Year Ended July 31, 2002........... (29.45)%     (1.11)%       1.46%           1.67%         227%   $139,099
  Year Ended July 31, 2001+.......... (10.16)%     (1.07)%       1.46%           1.67%         220%   $172,735
  Year Ended July 31, 2000...........  49.41%      (1.01)%       1.42%           1.70%         318%   $162,215
  Year Ended July 31, 1999...........  (7.76)%     (0.82)%       1.39%           2.38%         208%   $ 21,777
  Period Ended July 31, 1998(d)......  (8.48)%/\   (0.52)%/\/\   1.50%/\/\       3.94%/\/\      71%   $  5,072
INTERNATIONAL EQUITY FUND
  Six Months Ended January 31, 2003#.  (8.49)%/\    0.34%/\/\    1.20%/\/\       1.76%/\/\      11%   $197,041
  Year Ended July 31, 2002........... (17.49)%      0.56%        1.45%           1.79%         160%   $185,374
  Year Ended July 31, 2001+.......... (20.50)%      0.59%        1.47%           1.79%          45%   $145,744
  Period Ended July 31, 2000(a)+.....  (6.71)%/\    0.83%/\/\    1.59%/\/\       1.88%/\/\      32%   $105,034
  Year Ended December 31, 1999.......  26.72%       0.80%        1.56%           1.84%          40%   $ 46,104
  Period Ended December 31, 1998(e)..   5.27%/\    (1.47)%/\/\   1.61%/\/\       1.89%/\/\      62%   $ 27,977

#     Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\    Not annualized.
/\/\  Annualized.
(/\) Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Class I Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Class I Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 10.82%.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(c) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(e) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



I SHARES
Selected data for a share outstanding throughout the period indicated.

                                                       Investment Activities                Less Dividends from
                                                -----------------------------------  --------------------------------
                                                            Net Realized
                                      Net Asset    Net     and Unrealized                       Net Realized           Net Asset
                                       Value,   Investment Gains (Losses) Total from    Net      Gains from             Value,
                                      Beginning   Income        from      Investment Investment  Investment    Total    End of
                                      of Period   (Loss)    Investments*  Activities   Income   Transactions Dividends  Period
                                      --------- ---------- -------------- ---------- ---------- ------------ --------- ---------
BALANCED FUND
  Six Months Ended January 31, 2003#.  $10.90      0.13        (0.18)       (0.05)     (0.16)      (0.14)      (0.30)   $10.55
  Year Ended July 31, 2002...........  $12.45      0.32        (1.18)       (0.86)     (0.33)      (0.36)      (0.69)   $10.90
  Year Ended July 31, 2001+..........  $12.47      0.40         1.26         1.66      (0.41)      (1.27)      (1.68)   $12.45
  Year Ended July 31, 2000...........  $14.93      0.46        (0.64)       (0.18)     (0.50)      (1.78)      (2.28)   $12.47
  Year Ended July 31, 1999...........  $15.18      0.44         0.95         1.39      (0.44)      (1.20)      (1.64)   $14.93
  Period Ended July 31, 1998(a)......  $14.77      0.41         1.38         1.79      (0.41)      (0.97)      (1.38)   $15.18
AGGRESSIVE GROWTH PORTFOLIO
  Six Months Ended January 31, 2003#.  $ 9.90     (0.02)       (3.17)       (3.19)        --          --          --    $ 6.71
  Year Ended July 31, 2002...........  $ 9.90     (0.02)       (2.21)       (2.23)        --       (0.64)      (0.64)   $ 7.03
  Year Ended July 31, 2001+..........  $11.51      0.14        (0.44)       (0.30)     (0.15)      (1.16)      (1.31)   $ 9.90
  Period Ended July 31, 2000(b)......  $11.53      0.02        (0.02)          --      (0.02)         --       (0.02)   $11.51
  Period Ended December 31, 1999(c)..  $10.05      0.12         1.52         1.64      (0.12)      (0.04)      (0.16)   $11.53
GROWTH PORTFOLIO
  Six Months Ended January 31, 2003#.  $ 9.42      0.04        (1.98)       (1.94)     (0.04)         --       (0.04)   $ 7.44
  Year Ended July 31, 2002...........  $ 9.42      0.09        (1.50)       (1.41)     (0.09)      (0.30)      (0.39)   $ 7.62
  Year Ended July 31, 2001+..........  $10.51      0.24        (0.42)       (0.18)     (0.24)      (0.67)      (0.91)   $ 9.42
  Period Ended July 31, 2000(b)......  $10.61      0.08        (0.11)       (0.03)     (0.07)         --       (0.07)   $10.51
  Period Ended December 31, 1999(d)..  $10.00      0.16         0.69         0.85      (0.16)      (0.08)      (0.24)   $10.61
GROWTH AND INCOME
 PORTFOLIO
  Six Months Ended January 31, 2003#.  $ 8.36      0.07        (0.11)       (0.04)     (0.08)         --       (0.08)   $ 8.24
  Year Ended July 31, 2002...........  $ 9.80      0.20        (1.16)       (0.96)     (0.20)      (0.28)      (0.48)   $ 8.36
  Year Ended July 31, 2001+..........  $10.56      0.32        (0.12)        0.20      (0.33)      (0.63)      (0.96)   $ 9.80
  Period Ended July 31, 2000(b)......  $10.51      0.14         0.03         0.17      (0.12)         --       (0.12)   $10.56
  Period Ended December 31, 1999(e)..  $ 9.85      0.13         0.69         0.82      (0.13)      (0.03)      (0.16)   $10.51
MODERATE GROWTH AND
 INCOME PORTFOLIO
  Six Months Ended January 31, 2003#.  $ 8.61      0.09        (0.03)        0.06      (0.10)      (0.03)      (0.13)   $ 8.54
  Year Ended July 31, 2002...........  $ 9.76      0.23        (0.95)       (0.72)     (0.23)      (0.20)      (0.43)   $ 8.61
  Year Ended July 31, 2001+..........  $10.08      0.34         0.14         0.48      (0.35)      (0.45)      (0.80)   $ 9.76
  Period Ended July 31, 2000(b)......  $ 9.98      0.18         0.07         0.25      (0.15)         --       (0.15)   $10.08
  Period Ended December 31, 1999(f)..  $ 9.88      0.20         0.16         0.36      (0.20)      (0.06)      (0.26)   $ 9.98

                                                            Ratios (to average net assets)/Supplemental Data
                                                    ----------------------------------------------------------------

                                                                                Expenses
                                                       Net                       (before     Portfolio  Net Assets,
                                         Total      Investment     Net         Reductions/   Turnover  End of Period
                                         Return       Income     Expenses    Reimbursements)  Rate**      (000's)
                                      ------        ----------   --------    --------------- --------- -------------
BALANCED FUND
  Six Months Ended January 31, 2003#.  (0.51)%/\       2.37%/\/\   1.20%/\/\      1.33%/\/\      34%     $ 62,667
  Year Ended July 31, 2002...........  (7.27)%         2.72%       1.19%          1.31%          34%     $ 68,542
  Year Ended July 31, 2001+..........  14.09%          3.16%       1.16%          1.27%          14%     $102,780
  Year Ended July 31, 2000...........  (0.90)%         3.50%       1.13%          1.17%          16%     $166,797
  Year Ended July 31, 1999...........   9.74%          2.93%       1.09%          1.10%          23%     $319,016
  Period Ended July 31, 1998(a)......   9.73%(/\/\)    2.95%/\/\   1.10%/\/\      1.10%/\/\      25%     $329,626
AGGRESSIVE GROWTH PORTFOLIO
  Six Months Ended January 31, 2003#.  (4.55)%/\       0.09%/\/\   0.60%/\/\      0.99%/\/\      48%     $ 12,256
  Year Ended July 31, 2002........... (23.78)%        (0.23)%      0.68%          1.04%          50%     $ 13,497
  Year Ended July 31, 2001+..........  (3.30)%         1.34%       0.72%          1.08%          36%     $ 23,313
  Period Ended July 31, 2000(b)......   0.01%/\        0.38%^/\    0.75%/\/\      1.09%/\/\      22%     $ 20,485
  Period Ended December 31, 1999(c)..  16.31%/\        3.23%/\/\   0.73%/\/\      2.10%/\/\      95%     $ 18,847
GROWTH PORTFOLIO
  Six Months Ended January 31, 2003#.  (1.84)%/\       1.08%/\/\   0.52%/\/\      0.93%/\/\      84%     $  9,896
  Year Ended July 31, 2002........... (15.50)%         1.03%       0.66%          1.05%          63%     $ 11,930
  Year Ended July 31, 2001+..........  (1.98)%         2.40%       0.73%          1.12%          38%     $ 18,048
  Period Ended July 31, 2000(b)......  (0.29)%/\       1.28%/\/\   0.76%/\/\      1.10%/\/\      97%     $ 19,495
  Period Ended December 31, 1999(d)..   8.59%/\        4.82%/\/\   0.73%/\/\      3.14%/\/\      76%     $ 11,372
GROWTH AND INCOME
 PORTFOLIO
  Six Months Ended January 31, 2003#.  (0.49)%/\       1.71%/\/\   0.57%/\/\      0.76%/\/\      88%     $ 55,181
  Year Ended July 31, 2002........... (10.19)%         2.07%       0.55%          0.73%          69%     $ 55,180
  Year Ended July 31, 2001+..........   1.84%          3.25%       0.57%          0.75%          51%     $ 74,878
  Period Ended July 31, 2000(b)......   1.64%/\        2.39%/\/\   0.58%/\/\      0.72%/\/\      21%     $ 87,453
  Period Ended December 31, 1999(e)..   8.40%/\        3.43%/\/\   0.70%/\/\      0.98%/\/\      57%     $ 86,700
MODERATE GROWTH AND
 INCOME PORTFOLIO
  Six Months Ended January 31, 2003#.   0.74%/\        2.16%/\/\   0.56%/\/\      0.93%/\/\      89%     $ 17,153
  Year Ended July 31, 2002...........  (7.65)%         2.54%       0.59%          0.97%          65%     $ 17,843
  Year Ended July 31, 2001+..........   4.93%          3.48%       0.71%          1.09%          62%     $ 20,264
  Period Ended July 31, 2000(b)......   2.50%/\        3.03%/\/\   0.74%/\/\      1.03%/\/\      21%     $ 20,081
  Period Ended December 31, 1999(f)..   3.64%/\        4.46%/\/\   0.73%/\/\      1.87%/\/\     124%     $ 21,384

#   Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\  Not annualized.
/\/\Annualized.
(/\/\)Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Class I Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Class I Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 12.70%.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Class I Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
(f) For the period from February 10, 1999 (commencement of operations) through December 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



I SHARES
   Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                Less Dividends from
                                              ------------------------------------ --------------------------------
                                                          Net Realized
                                  Net Asset              and Unrealized                       Net Realized
                                    Value,       Net     Gains (Losses) Total from    Net      Gains from            Net Asset
                                 Beginning of Investment      from      Investment Investment  Investment    Total   Value, End
                                    Period      Income    Investments   Activities   Income   Transactions Dividends of Period
                                 ------------ ---------- -------------- ---------- ---------- ------------ --------- ----------
GOVERNMENT INCOME FUND
  Six Months Ended January 31,
   2003#........................    $10.26       0.23         0.15         0.38      (0.22)      (0.15)      (0.37)    $10.27
  Year Ended July 31, 2002......    $10.10       0.49         0.21         0.70      (0.54)         --       (0.54)    $10.26
  Year Ended July 31, 2001+.....    $ 9.61       0.56         0.50         1.06      (0.57)         --       (0.57)    $10.10
  Year Ended July 31, 2000......    $ 9.62       0.57        (0.03)        0.54      (0.55)         --       (0.55)    $ 9.61
  Year Ended July 31, 1999......    $ 9.87       0.54        (0.26)        0.28      (0.53)         --       (0.53)    $ 9.62
  Period Ended July 31, 1998(a).    $ 9.66       0.59         0.17         0.76      (0.55)         --       (0.55)    $ 9.87
LIMITED TERM BOND FUND
  Six Months Ended January 31,
   2003#........................    $10.55       0.21         0.23         0.44      (0.23)         --       (0.23)    $10.76
  Year Ended July 31, 2002......    $10.55       0.50         0.18         0.68      (0.53)         --       (0.53)    $10.70
  Year Ended July 31, 2001+.....    $10.13       0.58         0.43         1.01      (0.59)         --       (0.59)    $10.55
  Year Ended July 31, 2000......    $10.29       0.59        (0.12)        0.47      (0.63)         --       (0.63)    $10.13
  Year Ended July 31, 1999......    $10.43       0.59        (0.16)        0.43      (0.57)         --       (0.57)    $10.29
  Year Ended July 31, 1998(a)...    $10.34       0.55         0.10         0.65      (0.56)         --       (0.56)    $10.43
BOND FUND
  Six Months Ended January 31,
   2003#........................    $11.13       0.26         0.57         0.83      (0.29)      (0.15)      (0.44)    $11.52
  Year Ended July 31, 2002......    $11.13       0.53         0.37         0.90      (0.57)      (0.03)      (0.60)    $11.43
  Year Ended July 31, 2001+.....    $10.52       0.60         0.61         1.21      (0.60)         --       (0.60)    $11.13
  Year Ended July 31, 2000......    $10.63       0.59        (0.06)        0.53      (0.62)      (0.02)      (0.64)    $10.52
  Year Ended July 31, 1999......    $11.05       0.61        (0.30)        0.31      (0.60)      (0.13)      (0.73)    $10.63
  Period Ended July 31, 1998(a).    $10.72       0.57         0.38         0.95      (0.59)      (0.03)      (0.62)    $11.05

                                                       Ratios (to average net assets)/Supplemental Data
                                                ---------------------------------------------------------------

                                                                                                    Net Assets,
                                                   Net                   Expenses (before Portfolio     End
                                     Total      Investment     Net         Reductions/    Turnover   of Period
                                     Return       Income     Expenses    Reimbursements)    Rate*     (000's)
                                 ------         ----------   --------    ---------------- --------- -----------
GOVERNMENT INCOME FUND
  Six Months Ended January 31,
   2003#........................  3.75%/\          4.34%/\/\   0.85%/\/\        112%/\/\     29%     $258,536
  Year Ended July 31, 2002......  7.12%            4.88%       0.85%           1.11%         18%     $263,211
  Year Ended July 31, 2001+..... 11.30%            5.62%       0.84%           1.10%         25%     $302,099
  Year Ended July 31, 2000......  5.91%            5.68%       0.85%           1.13%         42%     $356,642
  Year Ended July 31, 1999......  2.72%            5.44%       0.60%           1.65%         27%     $  3,150
  Period Ended July 31, 1998(a).  7.58%(/\)        5.72%/\/\   0.63%/\/\       1.80%/\/\     35%     $  2,521
LIMITED TERM BOND FUND
  Six Months Ended January 31,
   2003#........................  2.77%/\          3.97%/\/\   0.84%/\/\       1.12%/\/\     14%     $155,892
  Year Ended July 31, 2002......  6.57%            4.71%       0.86%           1.12%         29%     $151,819
  Year Ended July 31, 2001+..... 10.26%            5.59%       0.86%           1.12%         44%     $155,261
  Year Ended July 31, 2000......  4.71%            5.74%       0.82%           1.07%         34%     $177,323
  Year Ended July 31, 1999......  4.14%            5.60%       0.71%           0.98%         39%     $109,554
  Year Ended July 31, 1998(a)...  6.04%(/\/\)      5.70%/\/\   0.73%/\/\       0.98%/\/\     39%     $106,953
BOND FUND
  Six Months Ended January 31,
   2003#........................  4.67%/\          4.42%/\/\   0.84%/\/\       1.11%/\/\     11%     $604,373
  Year Ended July 31, 2002......  8.34%            4.77%       0.84%           1.10%         35%     $588,979
  Year Ended July 31, 2001+..... 11.79%            5.47%       0.84%           1.10%         24%     $609,708
  Year Ended July 31, 2000......  5.24%            5.66%       0.78%           1.03%         27%     $501,550
  Year Ended July 31, 1999......  2.68%            5.57%       0.71%           0.95%         18%     $380,226
  Period Ended July 31, 1998(a).  7.54%(/\/\/\)    5.72%/\/\   0.73%/\/\       0.97%/\/\     40%     $327,930

#       Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\      Not annualized.
/\/\    Annualized.
(/\) Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Class I Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Class I Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 9.03%.
(/\/\) Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Class I Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Class I Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 6.37%.
(/\/\/\)Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Class I Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Class I Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 8.04%.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Class I Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



I SHARES
Selected data for a share outstanding throughout the period indicated.

                                                   Investment Activities                 Less Dividends from
                                           -------------------------------------  --------------------------------
                                 Net Asset              Net Realized                         Net Realized           Net Asset
                                  Value,      Net      and Unrealized  Total from    Net      Gains from             Value,
                                 Beginning Investment  Gains (Losses)  Investment Investment  Investment    Total    End of
                                 of Period   Income   from Investments Activities   Income   Transactions Dividends  Period
                                 --------- ---------- ---------------- ---------- ---------- ------------ --------- ---------
MUNICIPAL BOND FUND
  Six Months Ended January 31,
   2003#........................  $10.19      0.19          0.30          0.49      (0.18)      (0.03)      (0.21)   $10.47
  Year Ended July 31, 2002......  $10.19      0.40          0.21          0.61      (0.41)      (0.01)      (0.42)   $10.38
  Year Ended July 31, 2001+.....  $ 9.77      0.41          0.41          0.82      (0.40)         --       (0.40)   $10.19
  Year Ended July 31, 2000......  $ 9.87      0.41         (0.05)         0.36      (0.41)      (0.05)      (0.46)   $ 9.77
  Year Ended July 31, 1999......  $10.14      0.42         (0.18)         0.24      (0.40)      (0.11)      (0.51)   $ 9.87
  Period Ended July 31, 1998(a).  $10.04      0.39          0.14          0.53      (0.40)      (0.03)      (0.43)   $10.14
FLORIDA TAX-EXEMPT FUND
  Six Months Ended January 31,
   2003#........................  $10.80      0.20          0.09          0.29      (0.20)         --       (0.20)   $10.89
  Year Ended July 31, 2002......  $10.52      0.40          0.27          0.67      (0.39)         --       (0.39)   $10.80
  Year Ended July 31, 2001+.....  $10.16      0.41          0.36          0.77      (0.41)         --       (0.41)   $10.52
  Year Ended July 31, 2000......  $10.22      0.42         (0.02)         0.40      (0.43)      (0.03)      (0.46)   $10.16
  Year Ended July 31, 1999......  $10.46      0.43         (0.20)         0.23      (0.41)      (0.06)      (0.47)   $10.22
  Period Ended July 31, 1998(a).  $10.39      0.41          0.14          0.55      (0.41)      (0.07)      (0.48)   $10.46
TENNESSEE TAX-EXEMPT
 FUND
  Six Months Ended January 31,
   2003#........................  $10.36      0.16          0.09          0.25      (0.16)         --       (0.16)   $10.45
  Year Ended July 31, 2002......  $10.10      0.33          0.26          0.59      (0.33)         --       (0.33)   $10.36
  Year Ended July 31, 2001+.....  $ 9.74      0.38          0.36          0.74      (0.38)         --       (0.38)   $10.10
  Period Ended July 31, 2000(b).  $ 9.55      0.22          0.18          0.40      (0.21)         --       (0.21)   $ 9.74
  Year Ended December 31, 1999..  $10.19      0.35         (0.64)        (0.29)     (0.35)         --       (0.35)   $ 9.55
  Year Ended December 31, 1998..  $10.18      0.37          0.08          0.45      (0.37)      (0.07)      (0.44)   $10.19
  Period Ended December 31,
   1997(c)......................  $10.05      0.10          0.13          0.23      (0.10)         --       (0.10)   $10.18

                                                      Ratios (to average net assets)/Supplemental Data
                                              -----------------------------------------------------------------
                                                                           Expenses
                                                 Net                        (before     Portfolio  Net Assets,
                                    Total     Investment      Net         Reductions/   Turnover  End of Period
                                    Return      Income      Expenses    Reimbursements)   Rate*      (000's)
                                 ------       ----------    --------    --------------- --------- -------------
MUNICIPAL BOND FUND
  Six Months Ended January 31,
   2003#........................  2.93%/\        3.57%^/\/\   0.74%/\/\      1.11%/\/\       0%     $358,300
  Year Ended July 31, 2002......  6.10%          3.89%        0.75%          1.10%          10%     $371,126
  Year Ended July 31, 2001+.....  8.52%          4.04%        0.74%          1.10%           5%     $380,330
  Year Ended July 31, 2000......  3.85%          4.25%        0.68%          1.02%           9%     $387,511
  Year Ended July 31, 1999......  2.30%          4.11%        0.61%          0.95%          21%     $321,293
  Period Ended July 31, 1998(a).  4.49%(/\)      4.23%/\/\    0.64%/\/\      0.97%/\/\      29%     $326,464
FLORIDA TAX-EXEMPT FUND
  Six Months Ended January 31,
   2003#........................  2.70%/\        3.55%/\/\    0.69%/\/\      1.15%/\/\       2%     $ 52,250
  Year Ended July 31, 2002......  6.54%          3.80%        0.72%          1.16%          13%     $ 54,901
  Year Ended July 31, 2001+.....  7.72%          3.95%        0.75%          1.19%           7%     $ 57,181
  Year Ended July 31, 2000......  4.02%          4.19%        0.65%          1.11%          11%     $ 61,877
  Year Ended July 31, 1999......  2.16%          4.10%        0.49%          1.01%          34%     $ 63,548
  Period Ended July 31, 1998(a).  4.66%(/\/\)    4.30%/\/\    0.49%/\/\      1.04%/\/\      30%     $ 55,369
TENNESSEE TAX-EXEMPT
 FUND
  Six Months Ended January 31,
   2003#........................  2.39%/\        2.88%/\/\    0.91%/\/\      1.22%/\/\       8%     $ 44,122
  Year Ended July 31, 2002......  5.93%          3.18%        0.93%          1.21%          60%     $ 49,148
  Year Ended July 31, 2001+.....  7.70%          3.77%        0.94%          1.23%         123%     $ 56,693
  Period Ended July 31, 2000(b).  4.26%/\        3.95%/\/\    0.95%/\/\      1.11%/\/\      23%     $ 65,160
  Year Ended December 31, 1999.. (2.83)%         3.57%        1.00%          1.00%          64%     $ 75,537
  Year Ended December 31, 1998..  4.52%          3.65%        0.95%          0.95%         155%     $ 91,687
  Period Ended December 31,
   1997(c)......................  2.35%/\        4.22%/\/\    0.56%/\/\      0.87%/\/\     253%     $100,742

#     Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
/\    Not annualized.
/\/\  Annualized.
(/\) Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Class I Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Class I Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.27%.
(/\/\)Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Class I Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Class I Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.40%.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Class I Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



I SHARES+
Selected data for a share outstanding throughout the period indicated.

                                                                    Investment Activities
                                                            --------------------------------------    Less
                                                  Net Asset              Net Realized              Dividends  Net Asset
                                                   Value,      Net      and Unrealized  Total from  from Net   Value,
                                                  Beginning Investment  Gains (Losses)  Investment Investment  End of   Total
                                                  of Period   Income   from Investments Activities   Income    Period   Return
                                                  --------- ---------- ---------------- ---------- ---------- --------- ------
PRIME MONEY MARKET FUND
  Six Months Ended January 31, 2003#.............  $1.000     0.005             --        0.005      (0.005)   $1.000    0.49%/\
  Year Ended July 31, 2002.......................  $1.000     0.017             --        0.017      (0.017)   $1.000    1.68%
  Year Ended July 31, 2001.......................  $1.000     0.051             --        0.051      (0.051)   $1.000    5.18%
  Year Ended July 31, 2000.......................  $1.000     0.052             --        0.052      (0.052)   $1.000    5.31%
  Year Ended July 31, 1999.......................  $1.000     0.045             --        0.045      (0.045)   $1.000    4.59%
  Year Ended July 31, 1998.......................  $1.000     0.050             --        0.050      (0.050)   $1.000    5.09%
U.S. TREASURY MONEY MARKET FUND
  Six Months Ended January 31, 2003#.............  $1.000     0.004                       0.004      (0.004)   $1.000    0.40%/\
  Year Ended July 31, 2002.......................  $1.000     0.015                       0.015      (0.015)   $1.000    1.56%
  Year Ended July 31, 2001.......................  $1.000     0.048             --        0.048      (0.048)   $1.000    4.87%
  Year Ended July 31, 2000.......................  $1.000     0.048             --        0.048      (0.048)   $1.000    4.86%
  Year Ended July 31, 1999.......................  $1.000     0.041             --        0.041      (0.041)   $1.000    4.16%
  Year Ended July 31, 1998.......................  $1.000     0.047             --        0.047      (0.047)   $1.000    4.77%
TREASURY RESERVE MONEY MARKET FUND
  Six Months Ended January 31, 2003#.............  $1.000     0.005             --        0.005      (0.005)   $1.000    1.46%/\
  Year Ended July 31, 2002.......................  $1.000     0.017             --        0.017      (0.017)   $1.000    1.68%
  Year Ended July 31, 2001.......................  $1.000     0.049             --        0.049      (0.049)   $1.000    5.06%
  Period Ended July 31, 2000(b)..................  $1.000     0.031             --        0.031      (0.031)   $1.000    3.10%/\
  Year Ended December 31, 1999...................  $1.000     0.043             --        0.043      (0.043)   $1.000    4.39%
  Year Ended December 31, 1998...................  $1.000     0.048             --        0.048      (0.048)   $1.000    4.93%
  Year Ended December 31, 1997...................  $1.000     0.049             --        0.049      (0.049)   $1.000    5.05%
TAX-EXEMPT MONEY MARKET FUND
  Six Months Ended January 31, 2003#.............  $0.998     0.004             --        0.004      (0.004)   $0.998    0.39%/\
  Year Ended July 31, 2002.......................  $0.998     0.010          0.001        0.011      (0.010)   $0.999    1.02%
  Year Ended July 31, 2001.......................  $0.998     0.029             --        0.029      (0.029)   $0.998    2.98%
  Year Ended July 31, 2000.......................  $1.000     0.032         (0.002)       0.030      (0.032)   $0.998    3.23%
  Year Ended July 31, 1999.......................  $1.000     0.027             --        0.027      (0.027)   $1.000    2.76%
  Year Ended July 31, 1998.......................  $1.000     0.031             --        0.031      (0.031)   $1.000    3.13%
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
  Six Months Ended January 31, 2003#.............  $1.000     0.007             --        0.007      (0.007)   $1.000    0.69%/\
  Year Ended July 31, 2002.......................  $1.000     0.021             --        0.021      (0.021)   $1.000    2.09%
  Year Ended July 31, 2001.......................  $1.000     0.054             --        0.054      (0.054)   $1.000    5.57%
  Year Ended July 31, 2000.......................  $1.000     0.057             --        0.057      (0.057)   $1.000    5.82%
  Period Ended July 31, 1999(c)..................  $1.000     0.042             --        0.042      (0.042)   $1.000    4.31%/\

                                                       Ratios (to average net assets)/Supplemental Data
                                                  ----------------------------------------------------------

                                                     Net                        Expenses        Net Assets,
                                                  Investment     Net       (before Reductions/ End of Period
                                                    Income     Expenses      Reimbursements)      (000's)
                                                  ----------   --------    ------------------- -------------
PRIME MONEY MARKET FUND
  Six Months Ended January 31, 2003#.............    1.00%/\/\   0.65%/\/\        0.86%/\/\      $365,854
  Year Ended July 31, 2002.......................    1.68%       0.64%            0.84%          $770,519
  Year Ended July 31, 2001.......................    5.06%       0.63%            0.84%          $745,662
  Year Ended July 31, 2000.......................    5.24%       0.67%            0.76%          $731,762
  Year Ended July 31, 1999.......................    4.51%       0.68%            0.69%          $536,899
  Year Ended July 31, 1998.......................    4.98%       0.69%            0.70%          $479,974
U.S. TREASURY MONEY MARKET FUND
  Six Months Ended January 31, 2003#.............    0.82%/\/\   0.80%/\/\        0.92%/\/\      $ 97,381
  Year Ended July 31, 2002.......................    1.60%       0.79%            0.90%          $170,343
  Year Ended July 31, 2001.......................    4.82%       0.76%            0.87%          $199,416
  Year Ended July 31, 2000.......................    4.74%       0.73%            0.77%          $286,872
  Year Ended July 31, 1999.......................    4.10%       0.69%            0.70%          $320,847
  Year Ended July 31, 1998.......................    4.67%       0.70%            0.70%          $352,055
TREASURY RESERVE MONEY MARKET FUND
  Six Months Ended January 31, 2003#.............    0.94%/\/\   0.67%/\/\        0.89%/\/\      $112,876
  Year Ended July 31, 2002.......................    1.70%       0.65%            0.86%          $218,404
  Year Ended July 31, 2001.......................    4.99%       0.62%            0.85%          $266,738
  Period Ended July 31, 2000(b)..................    5.24%/\/\   0.61%/\/\        0.76%/\/\      $280,546
  Year Ended December 31, 1999...................    4.31%       0.59%            0.60%          $341,803
  Year Ended December 31, 1998...................    4.78%       0.53%              (a)          $309,979
  Year Ended December 31, 1997...................    4.94%       0.50%              (a)          $114,175
TAX-EXEMPT MONEY MARKET FUND
  Six Months Ended January 31, 2003#.............    0.76%/\/\   0.65%/\/\        0.86%/\/\      $148,924
  Year Ended July 31, 2002.......................    1.02%       0.66%            0.86%          $175,135
  Year Ended July 31, 2001.......................    2.95%       0.65%            0.86%          $151,905
  Year Ended July 31, 2000.......................    3.28%       0.59%            0.80%          $141,874
  Year Ended July 31, 1999.......................    2.71%       0.49%            0.73%          $ 73,880
  Year Ended July 31, 1998.......................    3.07%       0.50%            0.73%          $ 62,084
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
  Six Months Ended January 31, 2003#.............    1.38%/\/\   0.26%/\/\        0.40%/\/\      $197,631
  Year Ended July 31, 2002.......................    2.08%       0.25%            0.39%          $250,091
  Year Ended July 31, 2001.......................    5.12%       0.25%            0.40%          $221,876
  Year Ended July 31, 2000.......................    5.73%       0.21%            0.41%          $138,779
  Period Ended July 31, 1999(c)..................    4.82%/\/\   0.22%/\/\        0.45%/\/\      $ 69,458

#   Unaudited.
+   Represents Class 1 Shares for Institutional Prime Obligations Money Market
    Fund.
/\  Not annualized.
/\/\Annualized.
(a) There were no fee reductions in this period.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from September 15, 1998 (commencement of operations) through July 31, 1999.

                      See notes to financial statements.

                     Supplemental Information (Unaudited)

Shareholder Vote:

   I. On October 15, 2002, a Special Meeting of Shareholders ("Meeting") of AmSouth Funds ("Trust") was held. The Trustees elected at the meeting were:
Dick D. Briggs, Jr., M.D., Wendell D. Cleaver, James H. Woodward, Jr., Edward
P. Farley, J. David Huber, Jr., and Geoffrey A. von Kuhn. The matters considered at the meeting, together with the actual vote tabulation relating to such matters were as follows:

      1. All Funds: To authorize the Trust's Board of Trustees, subject to applicable state and federal law, to amend the Trust's Declaration of Trust to permit the Board to reorganize all, or a portion of, the Trust, or any of its series or classes, without first obtaining shareholder approval or authorization.

Vote #1 Results

                                                                  Votes                           % of
                              Number of   -----------------------------------------------------  Shares   % of Shares
                               Shares                                               Broker Non-  Present  Outstanding
           Fund              Outstanding      For      Against   Withheld Abstained    votes    Voted For  Voted For
           ----             ------------- ----------- ---------- -------- --------- ----------- --------- -----------
Value Fund.................    41,640,344  33,979,091    253,181    --       24,417   2,659,393   92.04%     81.60%
Select Equity Fund.........     1,623,468     947,520     13,899    --        3,612     621,020   59.74%     58.36%
Equity Income Fund.........     7,892,330   4,035,993     27,294    --       12,939   2,644,445   60.05%     51.14%
Enhanced Market Fund.......     3,609,440   2,082,324     38,062    --       23,769   1,398,564   58.78%     57.69%
Large Cap Fund.............    30,588,814  25,047,225     45,334    --       29,790   3,217,717   88.38%     81.88%
Capital Growth Fund........    33,718,363  30,673,422     34,705    --       12,108   1,732,439   94.52%     90.97%
Mid Cap Fund...............     4,890,456   3,595,799     10,458    --        3,410   1,057,700   77.04%     73.53%
Small Cap Fund.............    20,215,304  18,733,068     29,014    --        2,140     680,292   96.34%     92.67%
International Equity Fund..    24,216,536  23,089,146     19,570    --          337     297,597   98.64%     95.34%
Balanced Fund..............    14,221,527   6,721,174    202,927    --       57,918   2,695,478   69.45%     47.26%
Aggressive Growth
  Portfolio................     3,106,958   1,981,045         --    --           --     155,646   92.72%     63.76%
Growth Portfolio...........     2,399,992   1,240,442         --    --          336     384,169   76.34%     51.69%
Growth and Income
  Portfolio................     8,510,621   5,583,747         --    --       13,334     228,453   95.85%     65.61%
Moderate Growth and Income
  Portfolio................     2,914,400   1,885,345         --    --          721     137,295   93.18%     64.69%
Government Income Fund.....    26,869,584  25,045,417     10,905    --        2,005     750,458   97.04%     93.21%
Limited Term Bond Fund.....    17,151,510  14,302,565     25,764    --        8,851   1,798,938   88.64%     83.39%
Bond Fund..................    55,500,936  47,455,434     30,891    --       94,172   1,428,051   96.83%     85.50%
Municipal Bond Fund........    37,228,721  34,259,508    131,640    --        2,059   1,052,078   96.65%     92.02%
Florida Tax-Exempt Fund....     5,698,190   5,178,027     31,436    --        2,170     485,094   90.89%     90.87%
Tennessee Tax-Exempt
  Fund.....................     5,155,359   4,828,326      2,461    --           --     324,529   93.66%     93.66%
Limited Term U.S.
  Government Fund..........     4,037,369   3,335,526      8,071    --          683     538,202   85.91%     82.62%
Limited Term Tennessee Tax-
  Exempt Fund..............     1,058,988     922,599         --    --        1,978     134,037   87.15%     87.12%
Prime Money Market Fund.... 1,326,675,558 787,260,090 24,991,494    --    4,451,832 375,565,926   66.03%     59.34%
U.S. Treasury Money Market
  Fund.....................   267,405,680 145,044,251  2,211,123    --      254,401   2,208,473   96.88%     54.24%
Treasury Reserve Money
  Market Fund..............   318,388,278 229,189,776  1,997,362    --        3,618   5,256,878   96.93%     71.98%
Tax-Exempt Money Market
  Fund.....................   206,899,379 154,710,834  1,088,496    --      227,355  23,064,649   86.39%     74.78%
Institutional Prime
  Obligations Money Market
  Fund.....................   671,641,445 585,291,970         --    --           --          --  100.00%     87.14%

      2. AmSouth Mid Cap Fund only: To approve an Investment Sub-Advisory Agreement between AmSouth Investment Management Company, LLC ("AIMCO") and Oakbrook Investments, LLC with respect to AmSouth Mid Cap Fund.

Vote #2 Results

                                             Votes                        % of
              Number of  ----------------------------------------------  Shares   % of Shares
               Shares                                          Broker    Present  Outstanding
    Fund     Outstanding    For    Against Withheld Abstained Non-votes Voted For  Voted For
    ----     ----------- --------- ------- -------- --------- --------- --------- -----------
Mid Cap Fund  4,890,456  4,654,456  8,967     --      3,944      --       99.72%     95.17%

      3. AmSouth International Equity Fund shareholders only: To approve an Investment Sub-Advisory Agreement between AIMCO and Dimensional Fund Advisors, Inc. with respect to AmSouth International Equity Fund.

Vote #3 Results

                                                           Votes                        % of
                           Number of  -----------------------------------------------  Shares   % of Shares
                            Shares                                           Broker    Present  Outstanding
          Fund            Outstanding    For     Against Withheld Abstained Non-votes Voted For  Voted For
          ----            ----------- ---------- ------- -------- --------- --------- --------- -----------
International Equity Fund 24,216,536  23,387,907 17,838     --       905       --       99.92%     96.58%

      4. All Funds: To approve a policy to permit AIMCO and the Board of Trustees to enter into, or materially amend, investment sub-advisory agreements without obtaining shareholder approval.

Vote #4 Results

                                                                 Votes                           % of
                             Number of   -----------------------------------------------------  Shares   % of Shares
                              Shares                                                 Broker     Present  Outstanding
           Fund             Outstanding      For      Against   Withheld Abstained  Non-votes  Voted For  Voted For
           ----            ------------- ----------- ---------- -------- --------- ----------- --------- -----------
Value Fund................    41,640,344  34,003,217    218,254    --       35,219   2,659,393   92.11%     81.66%
Select Equity Fund........     1,623,468     938,800     21,409    --        4,822     621,020   59.19%     57.83%
Equity Income Fund........     7,892,330   4,016,237     45,420    --       14,569   2,644,445   59.76%     50.89%
Enhanced Market Fund......     3,609,440   2,083,208     47,866    --       13,081   1,398,564   58.80%     57.72%
Large Cap Fund............    30,588,814  25,019,777     68,844    --       33,728   3,217,717   88.28%     81.79%
Capital Growth Fund.......    33,718,363  30,667,737     40,575    --       11,923   1,732,439   94.50%     90.95%
Mid Cap Fund..............     4,890,456   3,583,218     18,843    --        7,606   1,057,700   76.77%     73.27%
Small Cap Fund............    20,215,304  18,732,563     29,786    --        1,873     680,292   96.34%     92.67%
International Equity Fund.    24,216,536  23,089,483     19,260    --          310     297,597   98.64%     95.35%
Balanced Fund.............    14,221,527   6,683,547    240,473    --       57,999   2,695,478   69.06%     47.00%
Aggressive Growth
  Portfolio...............     3,106,958   1,607,204    373,840    --           --     155,646   75.22%     51.73%
Growth Portfolio..........     2,399,992   1,236,173      3,724    --          881     384,169   76.07%     51.51%
Growth and Income
  Portfolio...............     8,510,621   5,536,319     47,427    --       13,334     228,453   95.04%     65.05%
Moderate Growth and
  Income Portfolio........     2,914,400   1,772,672    112,673    --          721     137,295   87.61%     60.82%
Government Income Fund....    26,869,584  25,037,037     16,189    --        5,101     750,458   97.01%     93.18%
Limited Term Bond Fund....    17,151,510  14,292,441     35,888    --        8,851   1,798,938   88.57%     83.33%
Bond Fund.................    55,500,936  47,340,848    135,040    --      104,609   1,428,051   96.60%     85.30%
Municipal Bond Fund.......    37,228,721  34,242,958    148,190    --        2,059   1,052,078   96.61%     91.98%
Florida Tax-Exempt Fund...     5,698,190   5,144,819     66,814    --           --     485,094   90.31%     90.29%
Tennessee Tax-Exempt
  Fund....................     5,155,359   4,827,114      3,673    --           --     324,529   93.63%     93.63%
Limited Term U.S.
  Government Fund.........     4,037,369   3,324,287     16,241    --        3,752     538,202   85.62%     82.34%
Limited Term Tennessee
  Tax-Exempt Fund.........     1,058,988     917,696         --    --        6,881     134,037   86.69%     86.66%
Prime Money Market
  Fund.................... 1,326,675,558 792,547,351 19,491,325    --    4,664,740 375,565,926   66.47%     59.74%
U.S. Treasury Money Market
  Fund....................   267,405,680 145,304,130  1,947,699    --      257,946   2,208,473   97.05%     54.34%
Treasury Reserve Money
  Market Fund.............   318,388,278 228,983,345  2,203,770    --        3,641   5,256,878   96.84%     71.92%
Tax-Exempt Money Market
  Fund....................   206,899,379 154,652,855  1,141,038    --      232,792  23,064,649   86.35%     74.75%
Institutional Prime
  Obligations Money Market
  Fund....................   671,641,445 585,291,970         --    --           --          --  100.00%     87.14%

      5. All Funds: To approve an amended Investment Advisory Agreement between AIMCO and the Trust, broading AIMCO's authority to delegate investment advisory responsibilities to investment sub-advisors and enter into investment sub-advisory agreements without obtaining shareholder approval.

Vote #5 Results

                                                             Votes                           % of       % of
                         Number of   -----------------------------------------------------  Shares     Shares
                          Shares                                                 Broker     Present  Outstanding
         Fund           Outstanding      For      Against   Withheld Abstained  Non-votes  Voted For  Voted For
         ----          ------------- ----------- ---------- -------- --------- ----------- --------- -----------
Value Fund............    41,640,344  34,047,298    180,165    --       29,226   2,659,393   92.23%     81.77%
Select Equity Fund....     1,623,468     948,794     11,309    --        4,928     621,020   59.82%     58.44%
Equity Income Fund....     7,892,330   4,035,085     35,793    --        5,348   2,644,445   60.04%     51.13%
Enhanced Market Fund..     3,609,440   2,087,884     32,424    --       23,847   1,398,564   58.93%     57.85%
Large Cap Fund........    30,588,814  25,053,533     38,244    --       30,572   3,217,717   88.40%     81.90%
Capital Growth Fund...    33,718,363  30,684,464     25,096    --       10,675   1,732,439   94.55%     91.00%
Mid Cap Fund..........     4,890,456   3,594,163     11,121    --        4,383   1,057,700   77.01%     73.49%
Small Cap Fund........    20,215,304  18,732,554     29,528    --        2,140     680,292   96.34%     92.67%
International Equity
  Fund................    24,216,536  23,090,859     17,838    --          356     297,597   98.65%     95.35%
Balanced Fund.........    14,221,527   6,760,908    161,018    --       60,093   2,695,478   69.86%     47.54%
Aggressive Growth
  Portfolio...........     3,106,958   1,981,045         --    --           --     155,646   92.72%     63.76%
Growth Portfolio......     2,399,992   1,239,897        545    --          336     384,169   76.30%     51.66%
Growth and Income
  Portfolio...........     8,510,621   5,583,747         --    --       13,334     228,453   95.85%     65.61%
Moderate Growth and
  Income Portfolio....     2,914,400   1,885,345         --    --          721     137,295   93.18%     64.69%
Government Income
  Fund................    26,869,584  25,046,372      8,888    --        3,067     750,458   97.05%     93.21%
Limited Term Bond
  Fund................    17,151,510  14,298,672     29,657    --        8,851   1,798,938   88.61%     83.37%
Bond Fund.............    55,500,936  47,408,336     77,020    --       95,141   1,428,051   96.73%     85.42%
Municipal Bond Fund...    37,228,721  34,242,958    148,190    --        2,059   1,052,078   96.61%     91.98%
Florida Tax-Exempt
  Fund................     5,698,190   5,178,027     31,436    --        2,170     485,094   90.89%     90.87%
Tennessee Tax-Exempt
  Fund................     5,155,359   4,828,326      2,461    --           --     324,529   93.66%     93.66%
Limited Term U.S.
  Government Fund.....     4,037,369   3,331,685     10,889    --        1,706     538,202   85.81%     82.52%
Limited Term Tennessee
  Tax-Exempt Fund.....     1,058,988     917,696         --    --        6,881     134,037   86.69%     86.66%
Prime Money Market
  Fund................ 1,326,675,558 794,717,766 17,304,977    --    4,680,673 375,565,926   66.66%     59.90%
U.S. Treasury Money
  Market Fund.........   267,405,680 145,500,323  1,751,507    --      257,946   2,208,473   97.18%     54.41%
Treasury Reserve Money
  Market Fund.........   318,388,278 229,503,686  1,683,452    --        3,618   5,256,878   97.06%     72.08%
Tax-Exempt Money
  Market Fund.........   206,899,379 154,721,118  1,079,140    --      226,427  23,064,649   86.39%     74.78%
Institutional Prime
  Obligations Money
  Market Fund.........   671,641,445 585,291,970         --    --           --          --  100.00%     87.14%

      6. All Funds: To elect the following individuals to the Board of
   Trustees: Dick D. Briggs, Jr., M.D.; Wendell D. Cleaver; James H. Woodward, Jr.; Edward P. Farley; J. David Huber, Jr.; Geoffrey A. von Kuhn.

Vote #6 (Part 1) Results

Dick D. Briggs, Jr., M.D.

                                                                                          Votes                          % of
                                                       Number of   ---------------------------------------------------  Shares
                                                        Shares                                                Broker    Present
                       Fund                           Outstanding       For      Against Withheld  Abstained Non-votes Voted For
                       ----                          ------------- ------------- ------- --------- --------- --------- ---------
Value Fund..........................................    41,640,344    36,843,894   --       72,189    --        --       99.80%
Select Equity Fund..................................     1,623,468     1,585,060   --          991    --        --       99.94%
Equity Income Fund..................................     7,892,330     6,708,686   --       11,985    --        --       99.82%
Enhanced Market Fund................................     3,609,440     3,524,131   --       18,588    --        --       99.48%
Large Cap Fund......................................    30,588,814    28,322,975   --       17,090    --        --       99.94%
Capital Growth Fund.................................    33,718,363    32,437,646   --       15,028    --        --       99.95%
Mid Cap Fund........................................     4,890,456     4,661,587   --        5,780    --        --       99.88%
Small Cap Fund......................................    20,215,304    19,442,137   --        2,377    --        --       99.99%
International Equity Fund...........................    24,216,536    23,406,650   --           --    --        --      100.00%
Balanced Fund.......................................    14,221,527     9,641,782   --       35,715    --        --       99.63%
Aggressive Growth Portfolio.........................     3,106,958     2,136,691   --           --    --        --      100.00%
Growth Portfolio....................................     2,399,992     1,624,947   --           --    --        --      100.00%
Growth and Income Portfolio.........................     8,510,621     5,824,888   --          645    --        --       99.99%
Moderate Growth and Income Portfolio................     2,914,400     2,023,361   --           --    --        --      100.00%
Government Income Fund..............................    26,869,584    25,804,362   --        4,423    --        --       99.98%
Limited Term Bond Fund..............................    17,151,510    16,113,354   --       22,764    --        --       99.86%
Bond Fund...........................................    55,500,936    48,990,652   --       17,896    --        --       99.96%
Municipal Bond Fund.................................    37,228,721    35,349,854   --       95,431    --        --       99.73%
Florida Tax-Exempt Fund.............................     5,698,190     5,673,023   --       23,704    --        --       99.58%
Tennessee Tax-Exempt Fund...........................     5,155,359     5,155,316   --           --    --        --      100.00%
Limited Term U.S. Government Fund...................     4,037,369     3,877,044   --        5,438    --        --       99.86%
Limited Term Tennessee Tax- Exempt Fund.............     1,058,988     1,058,614   --           --    --        --      100.00%
Prime Money Market Fund............................. 1,326,675,558 1,190,422,499   --    1,846,843    --        --       99.85%
U.S. Treasury Money Market Fund.....................   267,405,680   147,785,907   --    1,932,341    --        --       98.71%
Treasury Reserve Money Market Fund..................   318,388,278   235,472,997   --      974,638    --        --       99.59%
Tax-Exempt Money Market Fund........................   206,899,379   178,412,043   --      679,291    --        --       99.62%
Institutional Prime Obligations Money Market Fund...   671,641,445   585,291,970   --           --    --        --      100.00%

                                                        % of
                                                       Shares
                                                     Outstanding
                       Fund                           Voted For
                       ----                          -----------
Value Fund..........................................    88.48%
Select Equity Fund..................................    97.63%
Equity Income Fund..................................    85.00%
Enhanced Market Fund................................    97.64%
Large Cap Fund......................................    92.59%
Capital Growth Fund.................................    96.20%
Mid Cap Fund........................................    95.32%
Small Cap Fund......................................    96.18%
International Equity Fund...........................    96.66%
Balanced Fund.......................................    67.80%
Aggressive Growth Portfolio.........................    68.77%
Growth Portfolio....................................    67.71%
Growth and Income Portfolio.........................    68.44%
Moderate Growth and Income Portfolio................    69.43%
Government Income Fund..............................    96.04%
Limited Term Bond Fund..............................    93.95%
Bond Fund...........................................    88.27%
Municipal Bond Fund.................................    94.95%
Florida Tax-Exempt Fund.............................    99.56%
Tennessee Tax-Exempt Fund...........................   100.00%
Limited Term U.S. Government Fund...................    96.03%
Limited Term Tennessee Tax- Exempt Fund.............    99.96%
Prime Money Market Fund.............................    89.73%
U.S. Treasury Money Market Fund.....................    55.27%
Treasury Reserve Money Market Fund..................    73.96%
Tax-Exempt Money Market Fund........................    86.23%
Institutional Prime Obligations Money Market Fund...    87.14%

Vote #6 (Part 2) Results

Wendell D. Cleaver

                                                                                          Votes                          % of
                                                       Number of   ---------------------------------------------------  Shares
                                                        Shares                                                Broker    Present
                       Fund                           Outstanding       For      Against Withheld  Abstained Non-votes Voted For
                       ----                          ------------- ------------- ------- --------- --------- --------- ---------
Value Fund..........................................    41,640,344    36,844,754   --       71,329    --        --       99.81%
Select Equity Fund..................................     1,623,468     1,585,060   --          991    --        --       99.94%
Equity Income Fund..................................     7,892,330     6,707,284   --       13,387    --        --       99.80%
Enhanced Market Fund................................     3,609,440     3,524,131   --       18,588    --        --       99.48%
Large Cap Fund......................................    30,588,814    28,322,871   --       17,194    --        --       99.94%
Capital Growth Fund.................................    33,718,363    32,437,646   --       15,028    --        --       99.95%
Mid Cap Fund........................................     4,890,456     4,661,587   --        5,780    --        --       99.88%
Small Cap Fund......................................    20,215,304    19,442,137   --        2,377    --        --       99.99%
International Equity Fund...........................    24,216,536    23,406,650   --           --    --        --      100.00%
Balanced Fund.......................................    14,221,527     9,641,782   --       35,715    --        --       99.63%
Aggressive Growth Portfolio.........................     3,106,958     2,136,691   --           --    --        --      100.00%
Growth Portfolio....................................     2,399,992     1,624,947   --           --    --        --      100.00%
Growth and Income Portfolio.........................     8,510,621     5,824,888   --          645    --        --       99.99%
Moderate Growth and Income Portfolio................     2,914,400     2,023,361   --           --    --        --      100.00%
Government Income Fund..............................    26,869,584    25,804,362   --        4,423    --        --       99.98%
Limited Term Bond Fund..............................    17,151,510    16,113,354   --       22,764    --        --       99.86%
Bond Fund...........................................    55,500,936    48,990,652   --       17,896    --        --       99.96%
Municipal Bond Fund.................................    37,228,721    35,349,854   --       95,431    --        --       99.73%
Florida Tax-Exempt Fund.............................     5,698,190     5,673,023   --       23,704    --        --       99.58%
Tennessee Tax-Exempt Fund...........................     5,155,359     5,155,316   --           --    --        --      100.00%
Limited Term U.S. Government Fund...................     4,037,369     3,877,044   --        5,438    --        --       99.86%
Limited Term Tennessee Tax-Exempt Fund..............     1,058,988     1,058,614   --           --    --        --      100.00%
Prime Money Market Fund............................. 1,326,675,558 1,190,527,474   --    1,741,868    --        --       99.85%
U.S. Treasury Money Market Fund.....................   267,405,680   147,786,033   --    1,932,215    --        --       98.71%
Treasury Reserve Money Market Fund..................   318,388,278   235,472,997   --      974,638    --        --       99.59%
Tax-Exempt Money Market Fund........................   206,899,379   178,412,043   --      679,291    --        --       99.62%
Institutional Prime Obligations Money Market Fund...   671,641,445   585,291,970   --           --    --        --      100.00%

                                                     % of Shares
                                                     Outstanding
                       Fund                           Voted For
                       ----                          -----------
Value Fund..........................................    88.48%
Select Equity Fund..................................    97.63%
Equity Income Fund..................................    84.98%
Enhanced Market Fund................................    97.64%
Large Cap Fund......................................    92.59%
Capital Growth Fund.................................    96.20%
Mid Cap Fund........................................    95.32%
Small Cap Fund......................................    96.18%
International Equity Fund...........................    96.66%
Balanced Fund.......................................    67.80%
Aggressive Growth Portfolio.........................    68.77%
Growth Portfolio....................................    67.71%
Growth and Income Portfolio.........................    68.44%
Moderate Growth and Income Portfolio................    69.43%
Government Income Fund..............................    96.04%
Limited Term Bond Fund..............................    93.95%
Bond Fund...........................................    88.27%
Municipal Bond Fund.................................    94.95%
Florida Tax-Exempt Fund.............................    99.56%
Tennessee Tax-Exempt Fund...........................   100.00%
Limited Term U.S. Government Fund...................    96.03%
Limited Term Tennessee Tax-Exempt Fund..............    99.96%
Prime Money Market Fund.............................    89.74%
U.S. Treasury Money Market Fund.....................    55.27%
Treasury Reserve Money Market Fund..................    73.96%
Tax-Exempt Money Market Fund........................    86.23%
Institutional Prime Obligations Money Market Fund...    87.14%

Vote #6 (Part 3) Results

James H. Woodward, Jr.

                                                                                          Votes                          % of
                                                       Number of   ---------------------------------------------------  Shares
                                                        Shares                                                Broker    Present
                       Fund                           Outstanding       For      Against Withheld  Abstained Non-votes Voted For
                       ----                          ------------- ------------- ------- --------- --------- --------- ---------
Value Fund..........................................    41,640,344    36,839,139   --       76,944    --        --       99.79%
Select Equity Fund..................................     1,623,468     1,583,711   --        2,340    --        --       99.85%
Equity Income Fund..................................     7,892,330     6,708,686   --       11,985    --        --       99.82%
Enhanced Market Fund................................     3,609,440     3,524,131   --       18,588    --        --       99.48%
Large Cap Fund......................................    30,588,814    28,322,975   --       17,090    --        --       99.94%
Capital Growth Fund.................................    33,718,363    32,437,646   --       15,028    --        --       99.95%
Mid Cap Fund........................................     4,890,456     4,661,587   --        5,780    --        --       99.88%
Small Cap Fund......................................    20,215,304    19,442,137   --        2,377    --        --       99.99%
International Equity Fund...........................    24,216,536    23,406,650   --           --    --        --      100.00%
Balanced Fund.......................................    14,221,527     9,641,782   --       35,715    --        --       99.63%
Aggressive Growth Portfolio.........................     3,106,958     2,136,691   --           --    --        --      100.00%
Growth Portfolio....................................     2,399,992     1,624,947   --           --    --        --      100.00%
Growth and Income Portfolio.........................     8,510,621     5,824,888   --          645    --        --       99.99%
Moderate Growth and Income Portfolio................     2,914,400     2,023,361   --           --    --        --      100.00%
Government Income Fund..............................    26,869,584    25,804,362   --        4,423    --        --       99.98%
Limited Term Bond Fund..............................    17,151,510    16,114,649   --       21,469    --        --       99.87%
Bond Fund...........................................    55,500,936    48,990,652   --       17,896    --        --       99.96%
Municipal Bond Fund.................................    37,228,721    35,349,854   --       95,431    --        --       99.73%
Florida Tax-Exempt Fund.............................     5,698,190     5,673,023   --       23,704    --        --       99.58%
Tennessee Tax-Exempt Fund...........................     5,155,359     5,155,316   --           --    --        --      100.00%
Limited Term U.S. Government Fund...................     4,037,369     3,877,044   --        5,438    --        --       99.86%
Limited Term Tennessee Tax-Exempt Fund..............     1,058,988     1,058,614   --           --    --        --      100.00%
Prime Money Market Fund............................. 1,326,675,558 1,190,406,706   --    1,862,636    --        --       99.84%
U.S. Treasury Money Market Fund.....................   267,405,680   147,786,033   --    1,932,215    --        --       98.71%
Treasury Reserve Money Market Fund..................   318,388,278   235,472,997   --      974,638    --        --       99.59%
Tax-Exempt Money Market Fund........................   206,899,379   178,412,043   --      679,291    --        --       99.62%
Institutional Prime Obligations Money Market Fund...   671,641,445   585,291,970   --           --    --        --      100.00%

                                                     % of Shares
                                                     Outstanding
                       Fund                           Voted For
                       ----                          -----------
Value Fund..........................................    88.47%
Select Equity Fund..................................    97.55%
Equity Income Fund..................................    85.00%
Enhanced Market Fund................................    97.64%
Large Cap Fund......................................    92.59%
Capital Growth Fund.................................    96.20%
Mid Cap Fund........................................    95.32%
Small Cap Fund......................................    96.18%
International Equity Fund...........................    96.66%
Balanced Fund.......................................    67.80%
Aggressive Growth Portfolio.........................    68.77%
Growth Portfolio....................................    67.71%
Growth and Income Portfolio.........................    68.44%
Moderate Growth and Income Portfolio................    69.43%
Government Income Fund..............................    96.04%
Limited Term Bond Fund..............................    93.95%
Bond Fund...........................................    88.27%
Municipal Bond Fund.................................    94.95%
Florida Tax-Exempt Fund.............................    99.56%
Tennessee Tax-Exempt Fund...........................   100.00%
Limited Term U.S. Government Fund...................    96.03%
Limited Term Tennessee Tax-Exempt Fund..............    99.96%
Prime Money Market Fund.............................    89.73%
U.S. Treasury Money Market Fund.....................    55.27%
Treasury Reserve Money Market Fund..................    73.96%
Tax-Exempt Money Market Fund........................    86.23%
Institutional Prime Obligations Money Market Fund...    87.14%

Vote #6 (Part 4) Results

Edward P. Farley

                                                                     Votes                          % of       % of
                                  Number of   ---------------------------------------------------  Shares     Shares
                                   Shares                                                Broker    Present  Outstanding
             Fund                Outstanding       For      Against Withheld  Abstained Non-votes Voted For  Voted For
             ----               ------------- ------------- ------- --------- --------- --------- --------- -----------
Value Fund.....................    41,640,344    36,838,001   --       78,082    --        --       99.79%     88.47%
Select Equity Fund.............     1,623,468     1,578,442   --        7,609    --        --       99.52%     97.23%
Equity Income Fund.............     7,892,330     6,707,541   --       13,130    --        --       99.80%     84.99%
Enhanced Market Fund...........     3,609,440     3,522,150   --       20,569    --        --       99.42%     97.58%
Large Cap Fund.................    30,588,814    28,323,038   --       17,027    --        --       99.94%     92.59%
Capital Growth Fund............    33,718,363    32,437,425   --       15,249    --        --       99.95%     96.20%
Mid Cap Fund...................     4,890,456     4,661,587   --        5,780    --        --       99.88%     95.32%
Small Cap Fund.................    20,215,304    19,442,137   --        2,377    --        --       99.99%     96.18%
International Equity Fund......    24,216,536    23,406,650   --           --    --        --      100.00%     96.66%
Balanced Fund..................    14,221,527     9,641,782   --       35,715    --        --       99.63%     67.80%
Aggressive Growth Portfolio....     3,106,958     2,136,691   --           --    --        --      100.00%     68.77%
Growth Portfolio...............     2,399,992     1,624,947   --           --    --        --      100.00%     67.71%
Growth and Income Portfolio....     8,510,621     5,824,888   --          645    --        --       99.99%     68.44%
Moderate Growth and Income
  Portfolio....................     2,914,400     2,023,361   --           --    --        --      100.00%     69.43%
Government Income Fund.........    26,869,584    25,804,362   --        4,423    --        --       99.98%     96.04%
Limited Term Bond Fund.........    17,151,510    16,113,354   --       22,764    --        --       99.86%     93.95%
Bond Fund......................    55,500,936    48,990,652   --       17,896    --        --       99.96%     88.27%
Municipal Bond Fund............    37,228,721    35,349,854   --       95,431    --        --       99.73%     94.95%
Florida Tax-Exempt Fund........     5,698,190     5,673,023   --       23,704    --        --       99.58%     99.56%
Tennessee Tax-Exempt Fund......     5,155,359     5,155,316   --           --    --        --      100.00%    100.00%
Limited Term U.S. Government
  Fund.........................     4,037,369     3,877,044   --        5,438    --        --       99.86%     96.03%
Limited Term Tennessee Tax-
  Exempt Fund..................     1,058,988     1,058,614   --           --    --        --      100.00%     99.96%
Prime Money Market Fund........ 1,326,675,558 1,190,308,610   --    1,960,732    --        --       99.84%     89.72%
U.S. Treasury Money Market
  Fund.........................   267,405,680   147,786,033   --    1,932,215    --        --       98.71%     55.27%
Treasury Reserve Money Market
  Fund.........................   318,388,278   235,472,997   --      974,638    --        --       99.59%     73.96%
Tax-Exempt Money Market
  Fund.........................   206,899,379   178,400,079   --      691,255    --        --       99.61%     86.23%
Institutional Prime Obligations
  Money Market Fund............   671,641,445   585,291,970   --           --    --        --      100.00%     87.14%

Vote #6 (Part 5) Results

J. David Huber, Jr.

                                                               Votes                            % of       % of
                          Number of   -------------------------------------------------------  Shares     Shares
                           Shares                                                    Broker    Present  Outstanding
         Fund            Outstanding      For      Against    Withheld    Abstained Non-votes Voted For  Voted For
         ----           ------------- ----------- --------- ------------- --------- --------- --------- -----------
Value Fund.............    41,640,344  36,836,450        --        79,633    --        --       99.78%     88.46%
Select Equity Fund.....     1,623,468   1,583,711        --         2,340    --        --       99.85%     97.55%
Equity Income Fund.....     7,892,330   6,702,948        --        17,723    --        --       99.74%     84.93%
Enhanced Market Fund...     3,609,440   3,522,632        --        20,087    --        --       99.43%     97.59%
Large Cap Fund.........    30,588,814  28,319,092        --        20,973    --        --       99.93%     92.58%
Capital Growth Fund....    33,718,363  32,434,592        --        18,082    --        --       99.94%     96.19%
Mid Cap Fund...........     4,890,456   4,659,744        --         7,623    --        --       99.84%     95.28%
Small Cap Fund.........    20,215,304  19,437,885        --         6,629    --        --       99.97%     96.15%
International Equity
  Fund.................    24,216,536  23,406,650        --            --    --        --      100.00%     96.66%
Balanced Fund..........    14,221,527   9,637,484        --        40,013    --        --       99.59%     67.77%
Aggressive Growth
  Portfolio............     3,106,958   2,136,691        --            --    --        --      100.00%     68.77%
Growth Portfolio.......     2,399,992   1,624,947        --            --    --        --      100.00%     67.71%
Growth and Income
  Portfolio............     8,510,621   5,824,888        --           645    --        --       99.99%     68.44%
Moderate Growth and
  Income Portfolio.....     2,914,400   2,023,361        --            --    --        --      100.00%     69.43%
Government Income
  Fund.................    26,869,584  25,804,362        --         4,423    --        --       99.98%     96.04%
Limited Term Bond
  Fund.................    17,151,510  16,114,649        --        21,469    --        --       99.87%     93.95%
Bond Fund..............    55,500,936  48,990,652        --        17,896    --        --       99.96%     88.27%
Municipal Bond Fund....    37,228,721  35,349,854        --        95,431    --        --       99.73%     94.95%
Florida Tax-Exempt
  Fund.................     5,698,190   5,673,023        --        23,704    --        --       99.58%     99.56%
Tennessee Tax-Exempt
  Fund.................     5,155,359   5,155,316        --            --    --        --      100.00%    100.00%
Limited Term U.S.
  Government Fund......     4,037,369   3,877,044        --         5,438    --        --       99.86%     96.03%
Limited Term Tennessee
  Tax-Exempt Fund......     1,058,988   1,058,614        --            --    --        --      100.00%     99.96%
Prime Money Market
  Fund................. 1,326,675,558          -- 1,830,114 1,190,439,228    --        --          --%        --%
U.S. Treasury Money
  Market Fund..........   267,405,680 147,786,033        --     1,932,215    --        --       98.71%     55.27%
Treasury Reserve Money
  Market Fund..........   318,388,278 235,472,997        --       974,638    --        --       99.59%     73.96%
Tax-Exempt Money Market
  Fund.................   206,899,379 178,412,043        --       679,291    --        --       99.62%     86.23%
Institutional Prime
  Obligations Money
  Market Fund..........   671,641,445 585,291,970        --            --    --        --      100.00%     87.14%

Vote #6 (Part 6) Results

Geoffrey A. von Kuhn

                                                                Votes                          % of       % of
                             Number of   ---------------------------------------------------  Shares     Shares
                              Shares                                                Broker    Present  Outstanding
           Fund             Outstanding       For      Against Withheld  Abstained Non-votes Voted For  Voted For
           ----            ------------- ------------- ------- --------- --------- --------- --------- -----------
Value Fund................    41,640,344    36,840,927   --       75,156    --        --       99.80%     88.47%
Select Equity Fund........     1,623,468     1,585,060   --          991    --        --       99.94%     97.63%
Equity Income Fund........     7,892,330     6,701,803   --       18,868    --        --       99.72%     84.92%
Enhanced Market Fund......     3,609,440     3,520,651   --       22,068    --        --       99.38%     97.54%
Large Cap Fund............    30,588,814    28,318,942   --       21,123    --        --       99.93%     92.58%
Capital Growth Fund.......    33,718,363    32,434,388   --       18,286    --        --       99.94%     96.19%
Mid Cap Fund..............     4,890,456     4,659,744   --        7,623    --        --       99.84%     95.28%
Small Cap Fund............    20,215,304    19,437,885   --        6,629    --        --       99.97%     96.15%
International Equity Fund.    24,216,536    23,406,650   --           --    --        --      100.00%     96.66%
Balanced Fund.............    14,221,527     9,637,284   --       40,213    --        --       99.58%     67.77%
Aggressive Growth
  Portfolio...............     3,106,958     2,136,691   --           --    --        --      100.00%     68.77%
Growth Portfolio..........     2,399,992     1,624,947   --           --    --        --      100.00%     67.71%
Growth and Income
  Portfolio...............     8,510,621     5,824,888   --          645    --        --       99.99%     68.44%
Moderate Growth and
  Income Portfolio........     2,914,400     2,023,361   --           --    --        --      100.00%     69.43%
Government Income Fund....    26,869,584    25,804,362   --        4,423    --        --       99.98%     96.04%
Limited Term Bond Fund....    17,151,510    16,114,649   --       21,469    --        --       99.87%     93.95%
Bond Fund.................    55,500,936    48,990,652   --       17,896    --        --       99.96%     88.27%
Municipal Bond Fund.......    37,228,721    35,349,854   --       95,431    --        --       99.73%     94.95%
Florida Tax-Exempt Fund...     5,698,190     5,673,023   --       23,704    --        --       99.58%     99.56%
Tennessee Tax-Exempt
  Fund....................     5,155,359     5,155,316   --           --    --        --      100.00%    100.00%
Limited Term U.S.
  Government Fund.........     4,037,369     3,877,044   --        5,438    --        --       99.86%     96.03%
Limited Term Tennessee
  Tax-Exempt Fund.........     1,058,988     1,058,614   --           --    --        --      100.00%     99.96%
Prime Money Market
  Fund.................... 1,326,675,558 1,190,190,854   --    2,078,488    --        --       99.83%     89.71%
U.S. Treasury Money Market
  Fund....................   267,405,680   147,785,907   --    1,932,341    --        --       98.71%     55.27%
Treasury Reserve Money
  Market Fund.............   318,388,278   235,472,804   --      974,831    --        --       99.59%     73.96%
Tax-Exempt Money Market
  Fund....................   206,899,379   178,400,079   --      691,255    --        --       99.61%     86.23%
Institutional Prime
  Obligations Money
  Market Fund.............   671,641,445   585,291,970   --           --    --        --      100.00%     87.14%

      7. All Funds: To eliminate the fundamental policy on margin purchases and adopt a non-fundamental policy on margin purchases.

Vote #7 Results

                                                                                Votes                           % of
                                             Number of   ----------------------------------------------------  Shares
                                              Shares                                                Broker     Present
                  Fund                      Outstanding      For      Against  Withheld Abstained  Non-votes  Voted For
                  ----                     ------------- ----------- --------- -------- --------- ----------- ---------
Value Fund................................    41,640,344  34,018,066   207,308    --       31,316   2,659,393   92.15%
Select Equity Fund........................     1,623,468     939,315    19,124    --        6,592     621,020   59.22%
Equity Income Fund........................     7,892,330   4,008,551    55,767    --       11,908   2,644,445   59.65%
Enhanced Market Fund......................     3,609,440   2,091,562    28,913    --       23,680   1,398,564   59.04%
Large Cap Fund............................    30,588,814  25,050,176    40,293    --       31,880   3,217,717   88.39%
Capital Growth Fund.......................    33,718,363  30,610,330    40,237    --       69,668   1,732,439   94.32%
Mid Cap Fund..............................     4,890,456   3,591,984    13,580    --        4,103   1,057,700   76.96%
Small Cap Fund............................    20,215,304  18,733,364    28,718    --        2,140     680,292   96.34%
International Equity Fund.................    24,216,536  23,088,690    19,504    --          859     297,597   98.64%
Balanced Fund.............................    14,221,527   6,692,598   192,261    --       97,160   2,695,478   69.16%
Aggressive Growth Portfolio...............     3,106,958   1,593,616   387,429    --           --     155,646   74.58%
Growth Portfolio..........................     2,399,992   1,224,513    15,929    --          336     384,169   75.36%
Growth and Income Portfolio...............     8,510,621   5,535,345    48,402    --       13,334     228,453   95.02%
Moderate Growth and Income Portfolio......     2,914,400   1,772,204   113,140    --          721     137,295   87.59%
Government Income Fund....................    26,869,584  25,038,483    16,189    --        3,656     750,458   97.02%
Limited Term Bond Fund....................    17,151,510  14,302,500    25,764    --        8,916   1,798,938   88.64%
Bond Fund.................................    55,500,936  47,350,695   133,414    --       96,388   1,428,051   96.62%
Municipal Bond Fund.......................    37,228,721  34,242,958   148,190    --        2,059   1,052,078   96.61%
Florida Tax-Exempt Fund...................     5,698,190   5,156,550    31,436    --       23,647     485,094   90.52%
Tennessee Tax-Exempt Fund.................     5,155,359   4,828,326     2,461    --           --     324,529   93.66%
Limited Term U.S. Government Fund.........     4,037,369   3,332,218     7,977    --        4,085     538,202   85.83%
Limited Term Tennessee Tax-Exempt Fund....     1,058,988     922,599        --    --        1,978     134,037   87.15%
Prime Money Market Fund................... 1,326,675,558 802,573,965 9,820,211    --    4,309,240 375,565,926   67.31%
U.S. Treasury Money Market Fund...........   267,405,680 145,205,231 2,046,598    --      257,946   2,208,473   96.99%
Treasury Reserve Money Market Fund........   318,388,278 229,828,504 1,358,634    --        3,618   5,256,878   97.20%
Tax-Exempt Money Market Fund..............   206,899,379 154,889,916 1,125,877    --       10,892  23,064,649   86.49%
Institutional Prime Obligations Money
  Market Fund.............................   671,641,445 585,291,970        --    --           --          --  100.00%

                                              % of
                                             Shares
                                           Outstanding
                  Fund                      Voted For
                  ----                     -----------
Value Fund................................    81.69%
Select Equity Fund........................    57.86%
Equity Income Fund........................    50.79%
Enhanced Market Fund......................    57.95%
Large Cap Fund............................    81.89%
Capital Growth Fund.......................    90.78%
Mid Cap Fund..............................    73.45%
Small Cap Fund............................    92.67%
International Equity Fund.................    95.34%
Balanced Fund.............................    47.06%
Aggressive Growth Portfolio...............    51.29%
Growth Portfolio..........................    51.02%
Growth and Income Portfolio...............    65.04%
Moderate Growth and Income Portfolio......    60.81%
Government Income Fund....................    93.19%
Limited Term Bond Fund....................    83.39%
Bond Fund.................................    85.32%
Municipal Bond Fund.......................    91.98%
Florida Tax-Exempt Fund...................    90.49%
Tennessee Tax-Exempt Fund.................    93.66%
Limited Term U.S. Government Fund.........    82.53%
Limited Term Tennessee Tax-Exempt Fund....    87.12%
Prime Money Market Fund...................    60.50%
U.S. Treasury Money Market Fund...........    54.30%
Treasury Reserve Money Market Fund........    72.18%
Tax-Exempt Money Market Fund..............    74.86%
Institutional Prime Obligations Money
  Market Fund.............................    87.14%

      8. All Funds: To eliminate the fundamental policy on short sales and adopt a non-fundamental policy on short sales.

Vote #8 Results

                                                                                Votes                           % of
                                             Number of   ----------------------------------------------------  Shares
                                              Shares                                              Broker Non-  Present
                  Fund                      Outstanding      For      Against  Withheld Abstained    votes    Voted For
                  ----                     ------------- ----------- --------- -------- --------- ----------- ---------
Value Fund................................    41,640,344  34,024,587   200,787    --       31,316   2,659,393   92.17%
Select Equity Fund........................     1,623,468     942,586    19,135    --        3,310     621,020   59.43%
Equity Income Fund........................     7,892,330   4,010,157    54,313    --       11,756   2,644,445   59.67%
Enhanced Market Fund......................     3,609,440   2,090,043    30,432    --       23,680   1,398,564   59.00%
Large Cap Fund............................    30,588,814  25,051,047    37,848    --       33,454   3,217,717   88.39%
Capital Growth Fund.......................    33,718,363  30,611,374    38,665    --       70,196   1,732,439   94.33%
Mid Cap Fund..............................     4,890,456   3,592,522    12,461    --        4,684   1,057,700   76.97%
Small Cap Fund............................    20,215,304  18,733,870    28,212    --        2,140     680,292   96.35%
International Equity Fund.................    24,216,536  23,089,225    18,969    --          859     297,597   98.64%
Balanced Fund.............................    14,221,527   6,697,654   186,145    --       98,220   2,695,478   69.21%
Aggressive Growth Portfolio...............     3,106,958   1,591,500   389,153    --          392     155,646   74.48%
Growth Portfolio..........................     2,399,992   1,224,513    15,929    --          336     384,169   75.36%
Growth and Income Portfolio...............     8,510,621   5,535,345    48,402    --       13,334     228,453   95.02%
Moderate Growth and Income Portfolio......     2,914,400   1,772,204   113,140    --          721     137,295   87.59%
Government Income Fund....................    26,869,584  25,046,856     8,244    --        3,228     750,458   97.05%
Limited Term Bond Fund....................    17,151,510  14,300,972    27,292    --        8,916   1,798,938   88.63%
Bond Fund.................................    55,500,936  47,354,456   131,454    --       94,587   1,428,051   96.62%
Municipal Bond Fund.......................    37,228,721  34,250,066   141,082    --        2,059   1,052,078   96.63%
Florida Tax-Exempt Fund...................     5,698,190   5,154,164    31,436    --       26,033     485,094   90.48%
Tennessee Tax-Exempt Fund.................     5,155,359   4,827,114     3,673    --           --     324,529   93.63%
Limited Term U.S. Government Fund.........     4,037,369   3,332,312     7,977    --        3,991     538,202   85.83%
Limited Term Tennessee Tax-Exempt Fund....     1,058,988     922,599        --    --        1,978     134,037   87.15%
Prime Money Market Fund................... 1,326,675,558 802,535,358 9,123,709    --    5,044,349 375,565,926   67.31%
U.S. Treasury Money Market Fund...........   267,405,680 145,205,231 1,831,216    --      473,328   2,208,473   96.99%
Treasury Reserve Money Market Fund........   318,388,278 229,856,451 1,330,687    --        3,618   5,256,878   97.21%
Tax-Exempt Money Market Fund..............   206,899,379 154,894,553 1,121,240    --       10,892  23,064,649   86.49%
Institutional Prime Obligations Money
  Market Fund.............................   671,641,445 585,291,970        --    --           --          --  100.00%

                                           % of Shares
                                           Outstanding
                  Fund                      Voted For
                  ----                     -----------
Value Fund................................    81.71%
Select Equity Fund........................    58.06%
Equity Income Fund........................    50.81%
Enhanced Market Fund......................    57.90%
Large Cap Fund............................    81.90%
Capital Growth Fund.......................    90.79%
Mid Cap Fund..............................    73.46%
Small Cap Fund............................    92.67%
International Equity Fund.................    95.34%
Balanced Fund.............................    47.10%
Aggressive Growth Portfolio...............    51.22%
Growth Portfolio..........................    51.02%
Growth and Income Portfolio...............    65.04%
Moderate Growth and Income Portfolio......    60.81%
Government Income Fund....................    93.22%
Limited Term Bond Fund....................    83.38%
Bond Fund.................................    85.32%
Municipal Bond Fund.......................    92.00%
Florida Tax-Exempt Fund...................    90.45%
Tennessee Tax-Exempt Fund.................    93.63%
Limited Term U.S. Government Fund.........    82.54%
Limited Term Tennessee Tax-Exempt Fund....    87.12%
Prime Money Market Fund...................    60.49%
U.S. Treasury Money Market Fund...........    54.30%
Treasury Reserve Money Market Fund........    72.19%
Tax-Exempt Money Market Fund..............    74.86%
Institutional Prime Obligations Money
  Market Fund.............................    87.14%

      9. All Funds: To eliminate the fundamental policy on joint trading activities.

Vote #9 Results

                                                            Votes                           % of       % of
                         Number of   ----------------------------------------------------  Shares     Shares
                          Shares                                              Broker Non-  Present  Outstanding
         Fund           Outstanding      For      Against  Withheld Abstained    votes    Voted For  Voted For
         ----          ------------- ----------- --------- -------- --------- ----------- --------- -----------
Value Fund............    41,640,344  34,044,963   180,612    --       31,115   2,659,393   92.22%     81.76%
Select Equity Fund....     1,623,468     950,313     6,320    --        8,398     621,020   59.92%     58.54%
Equity Income Fund....     7,892,330   4,030,771    30,052    --       15,403   2,644,445   59.98%     51.07%
Enhanced Market
  Fund................     3,609,440   2,092,637    27,838    --       23,680   1,398,564   59.07%     57.98%
Large Cap Fund........    30,588,814  25,062,569    27,997    --       31,783   3,217,717   88.44%     81.93%
Capital Growth Fund...    33,718,363  30,672,768    33,087    --       14,380   1,732,439   94.52%     90.97%
Mid Cap Fund..........     4,890,456   3,593,607    11,709    --        4,351   1,057,700   76.99%     73.48%
Small Cap Fund........    20,215,304  18,738,826    23,025    --        2,371     680,292   96.37%     92.70%
International Equity
  Fund................    24,216,536  23,090,310    18,194    --          549     297,597   98.65%     95.35%
Balanced Fund.........    14,221,527   6,704,076   180,514    --       97,429   2,695,478   69.27%     47.14%
Aggressive Growth
  Portfolio...........     3,106,958   1,978,477     2,568    --           --     155,646   92.60%     63.68%
Growth Portfolio......     2,399,992   1,238,331     2,111    --          336     384,169   76.21%     51.60%
Growth and Income
  Portfolio...........     8,510,621   5,583,747        --    --       13,334     228,453   95.85%     65.61%
Moderate Growth and
  Income Portfolio....     2,914,400   1,885,345        --    --          721     137,295   93.18%     64.69%
Government Income
  Fund................    26,869,584  25,041,144     7,182    --       10,002     750,458   97.03%     93.20%
Limited Term Bond
  Fund................    17,151,510  14,302,565    25,764    --        8,851   1,798,938   88.64%     83.39%
Bond Fund.............    55,500,936  47,409,011    77,563    --       93,923   1,428,051   96.74%     85.42%
Municipal Bond Fund...    37,228,721  34,250,066   141,082    --        2,059   1,052,078   96.63%     92.00%
Florida Tax-Exempt
  Fund................     5,698,190   5,175,641    31,436    --        4,556     485,094   90.85%     90.83%
Tennessee Tax-Exempt
  Fund................     5,155,359   4,827,114     3,673    --           --     324,529   93.63%     93.63%
Limited Term U.S.
  Government Fund.....     4,037,369   3,332,218     7,048    --        5,014     538,202   85.83%     82.53%
Limited Term Tennessee
  Tax-Exempt Fund.....     1,058,988     917,696        --    --        6,881     134,037   86.69%     86.66%
Prime Money Market
  Fund................ 1,326,675,558 803,130,768 8,756,945    --    4,815,703 375,565,926   67.36%     60.54%
U.S. Treasury Money
  Market Fund.........   267,405,680 145,317,575 1,934,254    --      257,946   2,208,473   97.06%     54.34%
Treasury Reserve
  Money Market
  Fund................   318,388,278 229,681,088 1,506,051    --        3,618   5,256,878   97.14%     72.14%
Tax-Exempt Money
  Market Fund.........   206,899,379 154,894,553 1,121,240    --       10,892  23,064,649   86.49%     74.86%
Institutional Prime
  Obligations Money
  Market Fund.........   671,641,445 585,291,970        --    --           --          --  100.00%     87.14%

      10. All Funds: To eliminate the fundamental policy on investing in oil, gas or mineral exploration or development programs.

Vote #10 Results

                                                                Votes                           % of       % of
                             Number of   ----------------------------------------------------  Shares     Shares
                              Shares                                                Broker     Present  Outstanding
           Fund             Outstanding      For      Against  Withheld Abstained  Non-votes  Voted For  Voted For
           ----            ------------- ----------- --------- -------- --------- ----------- --------- -----------
Value Fund................    41,640,344  34,037,964   191,576    --       27,150   2,659,393   92.20%     81.74%
Select Equity Fund........     1,623,468     943,669    18,234    --        3,128     621,020   59.50%     58.13%
Equity Income Fund........     7,892,330   4,024,024    43,727    --        8,475   2,644,445   59.88%     50.99%
Enhanced Market Fund......     3,609,440   2,094,665    25,810    --       23,680   1,398,564   59.13%     58.03%
Large Cap Fund............    30,588,814  25,047,971    42,423    --       31,955   3,217,717   88.38%     81.89%
Capital Growth Fund.......    33,718,363  30,614,085    38,832    --       67,318   1,732,439   94.33%     90.79%
Mid Cap Fund..............     4,890,456   3,589,539    14,576    --        5,552   1,057,700   76.91%     73.40%
Small Cap Fund............    20,215,304  18,735,743    26,228    --        2,251     680,292   96.35%     92.68%
International Equity Fund.    24,216,536  23,089,775    18,419    --          859     297,597   98.65%     95.35%
Balanced Fund.............    14,221,527   6,736,122   179,436    --       66,461   2,695,478   69.61%     47.37%
Aggressive Growth
  Portfolio...............     3,106,958   1,608,737   372,307    --           --     155,646   75.29%     51.78%
Growth Portfolio..........     2,399,992   1,236,961     3,481    --          336     384,169   76.12%     51.54%
Growth and Income
  Portfolio...............     8,510,621   5,536,964    46,782    --       13,334     228,453   95.05%     65.06%
Moderate Growth and Income
  Portfolio...............     2,914,400   1,772,672   112,673    --          721     137,295   87.61%     60.82%
Government Income Fund....    26,869,584  25,038,911     9,415    --       10,001     750,458   97.02%     93.19%
Limited Term Bond Fund....    17,151,510  14,300,000    28,329    --        8,851   1,798,938   88.62%     83.37%
Bond Fund.................    55,500,936  47,357,048   130,339    --       93,110   1,428,051   96.63%     85.33%
Municipal Bond Fund.......    37,228,721  34,242,958   148,190    --        2,059   1,052,078   96.61%     91.98%
Florida Tax-Exempt Fund...     5,698,190   5,183,373    23,704    --        4,556     485,094   90.99%     90.97%
Tennessee Tax-Exempt
  Fund....................     5,155,359   4,827,114     3,673    --           --     324,529   93.63%     93.63%
Limited Term U.S.
  Government Fund.........     4,037,369   3,332,551     6,715    --        5,014     538,202   85.84%     82.54%
Limited Term Tennessee
  Tax-Exempt Fund.........     1,058,988     917,696        --    --        6,881     134,037   86.69%     86.66%
Prime Money Market Fund... 1,326,675,558 802,719,325 9,310,135    --    4,673,956 375,565,926   67.33%     60.51%
U.S. Treasury Money Market
  Fund....................   267,405,680 145,317,575 1,934,254    --      257,946   2,208,473   97.06%     54.34%
Treasury Reserve Money
  Market Fund.............   318,388,278 229,673,403 1,513,657    --        3,697   5,256,878   97.13%     72.14%
Tax-Exempt Money Market
  Fund....................   206,899,379 154,908,386 1,107,407    --       10,892  23,064,649   86.50%     74.87%
Institutional Prime
  Obligations Money Market
  Fund....................   671,641,445 585,291,970        --    --           --          --  100.00%     87.14%

   Matters 11 through 14 were submitted to the shareholders of the following funds only: AmSouth Value Fund, AmSouth Small Cap Fund, AmSouth Equity Income Fund, AmSouth Balanced Fund, AmSouth Select Equity Fund, AmSouth Enhanced Market Fund, AmSouth Bond Fund, AmSouth Limited Term Bond Fund, AmSouth Government Income Fund, AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund, AmSouth Prime Money Market Fund, AmSouth U.S. Treasury Money Market Fund, AmSouth Tax-Exempt Money Market Fund and AmSouth Institutional Prime Obligations Money Market Fund ("Group A Funds")

      11. To eliminate the fundamental policy on investments in other investment companies.

Vote #11 Results

                                                                 Votes                           % of       % of
                             Number of   -----------------------------------------------------  Shares     Shares
                              Shares                                               Broker Non-  Present  Outstanding
           Fund             Outstanding      For      Against   Withheld Abstained    votes    Voted For  Voted For
           ----            ------------- ----------- ---------- -------- --------- ----------- --------- -----------
Value Fund................    41,640,344  34,033,697    195,563    --       27,430   2,659,393   92.19%     81.73%
Select Equity Fund........     1,623,468     952,407      9,541    --        3,083     621,020   60.05%     58.66%
Equity Income Fund........     7,892,330   4,020,555     43,915    --       11,756   2,644,445   59.82%     50.94%
Enhanced Market Fund......     3,609,440   2,091,196     29,279    --       23,680   1,398,564   59.03%     57.94%
Small Cap Fund............    20,215,304  18,735,765     26,146    --        2,311     680,292   96.36%     92.68%
Balanced Fund.............    14,221,527   6,690,893    230,014    --       61,112   2,695,478   69.14%     47.05%
Government Income Fund....    26,869,584  25,046,856      8,244    --        3,228     750,458   97.05%     93.22%
Limited Term Bond Fund....    17,151,510  14,299,902     28,427    --        8,851   1,798,938   88.62%     83.37%
Bond Fund.................    55,500,936  47,403,426     80,689    --       96,382   1,428,051   96.72%     85.41%
Municipal Bond Fund.......    37,228,721  34,242,958    148,190    --        2,059   1,052,078   96.61%     91.98%
Florida Tax-Exempt Fund...     5,698,190   5,175,641     31,436    --        4,556     485,094   90.85%     90.83%
Prime Money Market
  Fund.................... 1,326,675,558 801,682,924 10,373,392    --    4,647,100 375,565,926   67.24%     60.43%
U.S. Treasury Money Market
  Fund....................   267,405,680 145,532,957  1,718,872    --      257,946   2,208,473   97.20%     54.42%
Tax-Exempt Money Market
  Fund....................   206,899,379 154,894,553  1,121,240    --       10,892  23,064,649   86.49%     74.86%
Institutional Prime
  Obligations Money Market
  Fund....................   671,641,445 585,291,970         --    --           --          --  100.00%     87.14%

      12. To eliminate the fundamental policy on investments for the purpose of exercising control or management.

Vote #12 Results

                                                                     Votes                           % of       % of
                                  Number of   ----------------------------------------------------  Shares     Shares
                                   Shares                                              Broker Non-  Present  Outstanding
             Fund                Outstanding      For      Against  Withheld Abstained    votes    Voted For  Voted For
             ----               ------------- ----------- --------- -------- --------- ----------- --------- -----------
Value Fund.....................    41,640,344  34,043,596   186,210    --       26,884   2,659,393   92.22%     81.76%
Select Equity Fund.............     1,623,468     944,942    16,779    --        3,310     621,020   59.58%     58.21%
Equity Income Fund.............     7,892,330   4,015,930    48,388    --       11,908   2,644,445   59.75%     50.88%
Enhanced Market Fund...........     3,609,440   2,086,122    34,125    --       23,908   1,398,564   58.88%     57.80%
Small Cap Fund.................    20,215,304  18,736,861    25,221    --        2,140     680,292   96.36%     92.69%
Balanced Fund..................    14,221,527   6,704,484   216,231    --       61,304   2,695,478   69.28%     47.14%
Government Income Fund.........    26,869,584  25,041,144     8,244    --        8,940     750,458   97.03%     93.20%
Limited Term Bond Fund.........    17,151,510  14,299,702    28,562    --        8,916   1,798,938   88.62%     83.37%
Bond Fund......................    55,500,936  47,355,328   132,059    --       93,110   1,428,051   96.63%     85.32%
Municipal Bond Fund............    37,228,721  34,250,066   141,082    --        2,059   1,052,078   96.63%     92.00%
Florida Tax-Exempt Fund........     5,698,190   5,175,641    31,436    --        4,556     485,094   90.85%     90.83%
Prime Money Market Fund........ 1,326,675,558 802,734,775 9,040,810    --    4,927,831 375,565,926   67.33%     60.51%
U.S. Treasury Money Market
  Fund.........................   267,405,680 145,317,575 1,934,254    --      257,946   2,208,473   97.06%     54.34%
Tax-Exempt Money Market
  Fund.........................   206,899,379 154,894,553 1,121,240    --       10,892  23,064,649   86.49%     74.86%
Institutional Prime Obligations
  Money Market Fund............   671,641,445 585,291,970        --    --           --          --  100.00%     87.14%

      13. To eliminate the fundamental policy on fund ownership of securities also owned by Directors and Officers of each Fund or its Investment Advisor.

Vote #13 Results

                                                                              Votes                           % of       % of
                                           Number of   ----------------------------------------------------  Shares     Shares
                                            Shares                                              Broker Non-  Present  Outstanding
                 Fund                     Outstanding      For      Against  Withheld Abstained    votes    Voted For  Voted For
                 ----                    ------------- ----------- --------- -------- --------- ----------- --------- -----------
Value Fund..............................    41,640,344  34,035,142   194,642    --       26,906   2,659,393   92.20%     81.74%
Select Equity Fund......................     1,623,468     948,850    11,782    --        4,399     621,020   59.82%     58.45%
Equity Income Fund......................     7,892,330   4,014,577    47,711    --       13,938   2,644,445   59.73%     50.87%
Enhanced Market Fund....................     3,609,440   2,090,183    29,926    --       24,046   1,398,564   59.00%     57.91%
Small Cap Fund..........................    20,215,304  18,734,033    27,729    --        2,460     680,292   96.35%     92.67%
Balanced Fund...........................    14,221,527   6,734,362   186,569    --       61,088   2,695,478   69.59%     47.35%
Government Income Fund..................    26,869,584  25,038,911     9,415    --       10,002     750,458   97.02%     93.19%
Limited Term Bond Fund..................    17,151,510  14,299,902    28,427    --        8,851   1,798,938   88.62%     83.37%
Bond Fund...............................    55,500,936  47,357,591   127,052    --       95,854   1,428,051   96.63%     85.33%
Municipal Bond Fund.....................    37,228,721  34,242,958   148,190    --        2,059   1,052,078   96.61%     91.98%
Florida Tax-Exempt Fund.................     5,698,190   5,175,641    31,436    --        4,556     485,094   90.85%     90.83%
Prime Money Market Fund................. 1,326,675,558 803,276,822 8,100,585    --    5,326,009 375,565,926   67.37%     60.55%
U.S. Treasury Money Market Fund.........   267,405,680 145,532,957 1,718,872    --      257,946   2,208,473   97.20%     54.42%
Tax-Exempt Money Market Fund............   206,899,379 154,894,553 1,121,240    --       10,892  23,064,649   86.49%     74.86%
Institutional Prime Obligations Money
  Market Fund...........................   671,641,445 585,291,970        --    --           --          --  100.00%     87.14%

      14. To eliminate the fundamental policy on investing in securities of newly-formed issuers.

Vote #14 Results

                                                                              Votes                           % of       % of
                                           Number of   ----------------------------------------------------  Shares     Shares
                                            Shares                                              Broker Non-  Present  Outstanding
                 Fund                     Outstanding      For      Against  Withheld Abstained    votes    Voted For  Voted For
                 ----                    ------------- ----------- --------- -------- --------- ----------- --------- -----------
Value Fund..............................    41,640,344  34,025,231   205,169    --       26,290   2,659,393   92.17%     81.71%
Select Equity Fund......................     1,623,468     939,420    21,439    --        4,172     621,020   59.23%     57.86%
Equity Income Fund......................     7,892,330   4,011,327    51,040    --       13,859   2,644,445   59.69%     50.83%
Enhanced Market Fund....................     3,609,440   2,091,166    29,081    --       23,908   1,398,564   59.03%     57.94%
Small Cap Fund..........................    20,215,304  18,734,153    27,847    --        2,222     680,292   96.35%     92.67%
Balanced Fund...........................    14,221,527   6,751,953   168,713    --       61,353   2,695,478   69.77%     47.48%
Government Income Fund..................    26,869,584  25,041,144    14,117    --        3,067     750,458   97.03%     93.20%
Limited Term Bond Fund..................    17,151,510  14,291,486    27,983    --       17,711   1,798,938   88.57%     83.32%
Bond Fund...............................    55,500,936  47,404,275    83,112    --       93,110   1,428,051   96.73%     85.41%
Municipal Bond Fund.....................    37,228,721  34,250,066   141,082    --        2,059   1,052,078   96.63%     92.00%
Florida Tax-Exempt Fund.................     5,698,190   5,175,641    31,436    --        4,556     485,094   90.85%     90.83%
Prime Money Market Fund................. 1,326,675,558 801,585,453 9,971,063    --    5,146,900 375,565,926   67.23%     60.42%
U.S. Treasury Money Market Fund.........   267,405,680 145,317,575 1,934,254    --      257,946   2,208,473   97.06%     54.34%
Tax-Exempt Money Market Fund............   206,899,379 154,894,553 1,121,240    --       10,892  23,064,649   86.49%     74.86%
Institutional Prime Obligations Money
  Market Fund...........................   671,641,445 585,291,970        --    --           --          --  100.00%     87.14%

   Matters 15 and 16 were submitted to the shareholders of Group A Funds except for AmSouth Select Equity Fund, AmSouth Government Income Fund, AmSouth Municipal Bond Fund and AmSouth Florida Tax-Exempt Fund only.

      15. To modify the fundamental policy on borrowing to provide as follows:
   The Fund may not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

Vote #15 Results

                                                                          Votes                           % of       % of
                                      Number of   -----------------------------------------------------  Shares     Shares
                                       Shares                                               Broker Non-  Present  Outstanding
               Fund                  Outstanding      For      Against   Withheld Abstained    votes    Voted For  Voted For
               ----                 ------------- ----------- ---------- -------- --------- ----------- --------- -----------
Value Fund.........................    41,640,344  34,020,853    202,489    --       33,348   2,659,393   92.16%     81.70%
Equity Income Fund.................     7,892,330   4,020,445     48,599    --        7,182   2,644,445   59.82%     50.94%
Enhanced Market Fund...............     3,609,440   2,088,190     30,029    --       25,936   1,398,564   58.94%     57.85%
Small Cap Fund.....................    20,215,304  18,733,599     28,483    --        2,140     680,292   96.34%     92.67%
Balanced Fund......................    14,221,527   6,697,523    187,601    --       96,895   2,695,478   69.21%     47.09%
Limited Term Bond Fund.............    17,151,510  14,299,767     28,562    --        8,851   1,798,938   88.62%     83.37%
Bond Fund..........................    55,500,936  47,358,025    129,113    --       93,359   1,428,051   96.63%     85.33%
Prime Money Market Fund............ 1,326,675,558 801,589,005 10,137,184    --    4,977,227 375,565,926   67.23%     60.42%
U.S. Treasury Money Market Fund....   267,405,680 145,257,851  1,778,595    --      473,328   2,208,473   97.02%     54.32%
Tax-Exempt Money Market Fund.......   206,899,379 154,678,090  1,115,803    --      232,792  23,064,649   86.37%     74.76%
Institutional Prime Obligations
  Money Market Fund................   671,641,445 585,291,970         --    --           --          --  100.00%     87.14%

      16. To eliminate a fundamental policy on mortgaging or pledging securities.

Vote #16 Results

                                                                         Votes                           % of       % of
                                      Number of   ----------------------------------------------------  Shares     Shares
                                       Shares                                              Broker Non-  Present  Outstanding
               Fund                  Outstanding      For      Against  Withheld Abstained    votes    Voted For  Voted For
               ----                 ------------- ----------- --------- -------- --------- ----------- --------- -----------
Value Fund.........................    41,640,344  34,019,710   197,868    --       39,112   2,659,393   92.15%     81.70%
Equity Income Fund.................     7,892,330   4,015,384    43,348    --       17,494   2,644,445   59.75%     50.88%
Enhanced Market Fund...............     3,609,440   2,086,941    30,596    --       26,618   1,398,564   58.91%     57.82%
Small Cap Fund.....................    20,215,304  18,732,637    25,193    --        6,392     680,292   96.34%     92.67%
Balanced Fund......................    14,221,527   6,691,354   188,080    --      102,585   2,695,478   69.14%     47.05%
Limited Term Bond Fund.............    17,151,510  14,299,734    28,595    --        8,851   1,798,938   88.62%     83.37%
Bond Fund..........................    55,500,936  47,355,880   131,258    --       93,359   1,428,051   96.63%     85.32%
Prime Money Market Fund............ 1,326,675,558 802,089,783 9,718,198    --    4,895,435 375,565,926   67.27%     60.46%
U.S. Treasury Money Market Fund....   267,405,680 145,317,575 1,718,872    --      473,328   2,208,473   97.06%     54.34%
Tax-Exempt Money Market Fund.......   206,899,379 154,894,553 1,115,803    --       16,329  23,064,649   86.49%     74.86%
Institutional Prime Obligations
  Money Market Fund................   671,641,445 585,291,970        --    --           --          --  100.00%     87.14%

   Matter 17 was submitted to the shareholders of Group A Funds except for AmSouth Select Equity Fund, AmSouth Government Income Fund, AmSouth Municipal Bond Fund and AmSouth Florida Tax-Exempt Fund and each of the following Funds:
AmSouth International Equity Fund, AmSouth Mid Cap Fund, AmSouth Large Cap Fund, AmSouth Capital Growth Fund, AmSouth Limited Term U.S. Government Fund, AmSouth Tennessee Tax-Exempt Fund, AmSouth Limited Term Tennessee Tax-Exempt Fund, AmSouth Treasury Reserve Money Market Fund, AmSouth Strategic Portfolios:
Aggressive Growth Portfolio, AmSouth Strategic Portfolios: Growth Portfolio, AmSouth Strategic Portfolios: Growth and Income Portfolio, AmSouth Strategic
Portfolios: Moderate Growth and Income Portfolio.

      17. To modify the fundamental policy on lending to permit participation in an inter-fund lending program.

Vote #17 Results

                                                               Votes                           % of       % of
                            Number of   ----------------------------------------------------  Shares     Shares
                             Shares                                                Broker     Present  Outstanding
          Fund             Outstanding      For      Against  Withheld Abstained  Non-votes  Voted For  Voted For
          ----            ------------- ----------- --------- -------- --------- ----------- --------- -----------
Value Fund...............    41,640,344  34,041,466   188,534    --       26,690   2,659,393   92.21%     81.75%
Equity Income Fund.......     7,892,330   4,040,240    28,175    --        7,271   2,644,445   60.12%     51.19%
Enhanced Market Fund.....     3,609,440   2,088,189    30,530    --       25,436   1,398,465   58.94%     57.85%
Large Cap Fund...........    30,588,814  25,057,558    30,290    --       34,501   3,217,717   88.42%     81.92%
Capital Growth Fund......    33,718,363  30,614,953    36,253    --       69,029   1,732,439   94.34%     90.80%
Mid Cap Fund.............     4,890,456   3,594,973    10,010    --        4,684   1,057,700   77.02%     73.51%
Small Cap Fund...........    20,215,304  18,736,862    25,220    --        2,140     680,292   96.36%     92.69%
International Equity Fund    24,216,536  23,089,775    18,419    --          859     297,597   98.65%     95.35%
Balanced Fund............    14,221,527   6,700,712   221,207    --       60,100   2,695,478   69.24%     47.12%
Aggressive Growth
  Portfolio..............     3,106,958   1,980,653       392    --           --     155,646   92.70%     63.75%
Growth Portfolio.........     2,399,992   1,238,331     2,111    --          336     384,169   76.21%     51.60%
Growth and Income
  Portfolio..............     8,510,621   5,583,102       645    --       13,334     228,453   95.84%     65.60%
Moderate Growth and
  Income Portfolio.......     2,914,400   1,885,345        --    --          721     137,295   93.18%     64.69%
Limited Term Bond Fund...    17,151,510  14,298,817    29,512    --        8,851   1,798,938   88.61%     83.37%
Bond Fund................    55,500,936  47,399,604    84,708    --       96,185   1,428,051   96.72%     85.40%
Tennessee Tax-Exempt
  Fund...................     5,155,359   4,827,114     3,673    --           --     324,529   93.63%     93.63%
Limited Term U.S.
  Government Fund........     4,037,369   3,337,920     4,654    --        1,706     538,202   85.97%     82.68%
Limited Term Tennessee
  Tax-Exempt Fund........     1,058,988     922,599        --    --        1,978     134,037   87.15%     87.12%
Prime Money Market
  Fund................... 1,326,675,558 807,007,970 4,774,150    --    4,921,296 375,565,926   67.69%     60.83%
U.S. Treasury Money
  Market Fund............   267,405,680 145,317,575 1,718,872    --      473,328   2,208,473   97.06%     54.34%
Treasury Reserve Money
  Market Fund............   318,388,278 230,016,792 1,170,346    --        3,618   5,256,878   97.28%     72.24%
Tax-Exempt Money Market
  Fund...................   206,899,379 154,908,386 1,101,970    --       16,329  23,064,649   86.50%     74.87%
Institutional Prime
  Obligations Money
  Market Fund............   671,641,445 585,291,970        --    --           --          --  100.00%     87.14%

      18. AmSouth Large Cap Fund only: To modify the investment objective of AmSouth Large Cap Fund to read as follows: to provide investors with long-term capital appreciation.

Vote #18 Results

                                                Votes                        % of       % of
                Number of  -----------------------------------------------  Shares     Shares
                 Shares                                           Broker    Present  Outstanding
     Fund      Outstanding    For     Against Withheld Abstained Non-votes Voted For  Voted For
     ----      ----------- ---------- ------- -------- --------- --------- --------- -----------
Large Cap Fund 30,588,814  25,062,731 28,319     --     31,299   3,217,717   88.44%     81.93%

   II. On October 15, 2002, a Special Meeting of Shareholders of the AmSouth Equity Income Fund, the AmSouth Limited Term U.S. Government Fund, and the AmSouth Limited Term Tennessee Tax-Exempt Fund was held. The matters considered at the meeting, together with the actual vote tabulation relating to such matters, were as follows:

      1. AmSouth Equity Income Fund only: To approve of a Plan of Reorganization and Termination adopted by the AmSouth Funds, which provided for the transfer of the assets of the AmSouth Equity Income Fund ("Equity Income Fund") to the AmSouth Value Fund ("Value Fund") in exchange solely for Class A, Class B, and Trust shares of the Value Fund and the Value Fund's assumption of the Equity Income Fund's liabilities, followed by the Equity Income Fund's dissolution and liquidation and the distribution of those Value Fund shares to Equity Income Fund shareholders.

      The Plan of Reorganization and Termination was approved by the shareholders of the Equity Income Fund. Shareholders of the Equity Income Fund received, on a tax-free basis, a number of full and fractional shares of the Value Fund equal in value, on November 8, 2002, to the value of the net assets of the Equity Income Fund transferred to Value Fund attributable to the shareholder, based on the proportion of the outstanding shares of the Equity Income Fund owned at the time by the shareholder. Each Equity Income Fund shareholder received shares of the Value Fund class that corresponded to the class of Equity Income Fund shares that the shareholder owned.

Vote #1 Results

                                                           Votes                         % of       % of
                           Number of  ------------------------------------------------  Shares     Shares
                            Shares                                         Broker Non-  Present  Outstanding
          Fund            Outstanding    For    Against Withheld Abstained    votes    Voted For  Voted For
          ----            ----------- --------- ------- -------- --------- ----------- --------- -----------
Equity Income Fund.......  7,892,330  4,787,276 37,677     --     12,492       --        98.96%     60.66%

      2. AmSouth Limited Term U.S. Government Fund only: To approve a Plan of Reorganization and Termination adopted by the AmSouth Funds, which provided for the transfer of the assets of the AmSouth Limited Term U.S. Government Fund ("AmSouth Limited Term U.S. Government Fund") to the AmSouth Government Income Fund ("Government Income Fund") in exchange solely for Class A, Class B, and Trust shares of the Government Income Fund and the Government Income Fund's assumption of the AmSouth Limited Term U.S. Government Fund's liabilities, followed by the AmSouth Limited Term U.S. Government Fund's dissolution and liquidation and the distribution of those Government Income Fund shares to AmSouth Limited Term U.S. Government Fund shareholders.

      The Plan of Reorganization and Termination was approved by the shareholders of the Limited Term U.S. Government Fund. Shareholders of the Limited Term U.S. Government Fund received, on a tax-free basis, a number of full and fractional shares of the Government Income Fund equal in value, on November 1, 2002, to the value of the net assets of the Limited Term U.S. Government Fund transferred to Government Income Fund attributable to the shareholder, based on the proportion of the outstanding shares of the Limited Term U.S. Government Fund owned at the time by the shareholder. Each Limited Term U.S. Government Fund shareholder received shares of the Government Income Fund class that corresponded to the class of Limited Term U.S. Government Fund shares that the shareholder owned.

Vote #2 Results

                                                           Votes                         % of       % of
                           Number of  ------------------------------------------------  Shares     Shares
                            Shares                                         Broker Non-  Present  Outstanding
          Fund            Outstanding    For    Against Withheld Abstained    votes    Voted For  Voted For
          ----            ----------- --------- ------- -------- --------- ----------- --------- -----------
Limited Term U.S.
  Government Fund........  4,037,369  3,322,237  4,654     --       --         --        99.86%     82.29%

      3. AmSouth Limited Term Tennessee Tax-Exempt Fund only: To approve a Plan of Reorganization and Termination adopted by the AmSouth Funds, which provided for the transfer of the assets of the AmSouth Limited Term Tennessee Tax-Exempt Fund ("AmSouth Limited Term Tennessee Tax-Exempt Fund") to the AmSouth Tennessee Tax-Exempt Fund ("Tennessee Tax-Exempt Fund") in exchange solely for Class A and Class B shares of the Tennessee Tax-Exempt Fund and the Tennessee Tax-Exempt Fund's assumption of the AmSouth Limited Term Tennessee Tax-Exempt Fund's liabilities, followed by the AmSouth Limited Term Tennessee Tax-Exempt Fund's dissolution and liquidation and the distribution of those Tennessee Tax-Exempt Fund shares to AmSouth Limited Term Tennessee Tax-Exempt Fund shareholders.

      The Plan of Reorganization and Termination was approved by the shareholders of the Limited Term Tennessee Tax-Exempt Fund. Shareholders of the Limited Term Tennessee Tax-Exempt Fund received, on a tax-free basis, a number of full and fractional shares of the Tennessee Tax-Exempt Fund equal in value, on November 1, 2002, to the value of the net assets of the Limited Term Tennessee Tax-Exempt Fund transferred to Tennessee Tax-Exempt Fund attributable to the shareholder, based on the proportion of the outstanding shares of the Limited Term Tennessee Tax-Exempt Fund owned at the time by the shareholder. Each Limited Term Tennessee Tax-Exempt Fund shareholder received shares of the Tennessee Tax-Exempt Fund class that corresponded to the class of Limited Term Tennessee Tax-Exempt Fund shares that the shareholder owned.

Vote #3 Results

                                                          Votes                        % of       % of
                           Number of  ----------------------------------------------  Shares     Shares
                            Shares                                       Broker Non-  Present  Outstanding
          Fund            Outstanding   For   Against Withheld Abstained    votes    Voted For  Voted For
          ----            ----------- ------- ------- -------- --------- ----------- --------- -----------
Limited Term Tennessee
  Tax- Exempt Fund.......  1,058,988  922,599   --       --      1,978       --        99.79%     87.12%

       Trustees and Officers of AmSouth Funds (the "Trust") (Unaudited)

                                Position
                                  Held
                                  with   Term of Office and                                Other
                                AmSouth    Length of Time        Number of Funds       Directorships
Name, Age and Address            Funds        Served*               Overseen               Held
---------------------           -------- ------------------ -------------------------- -------------

INDEPENDENT TRUSTEES:

Dick D. Briggs, Jr., M.D....... Trustee      Since 1992     Trustee of AmSouth Funds        N/A
  459 DER Building                                          (consisting of 24
  1808 7th Avenue South                                     portfolios).
  UAB Medical Center
  Birmingham, AL 35294
  Age 69









Wendell D. Cleaver............. Trustee      Since 1992     Trustee of AmSouth Funds        N/A
  225 Lakewood Drive West                                   (consisting of 24
  Mobile, AL 36608                                          portfolios).
  Age 68


James H. Woodward, Jr.......... Trustee      Since 1987     Trustee of AmSouth Funds        N/A
  University of North Carolina                              (consisting of 24
   at Charlotte                                             portfolios). Trustee of
  Charlotte, NC 28223                                       Variable Insurance Funds
  Age 63                                                    (consisting of 15
                                                            portfolios, 7 of which are
                                                            advised by AIMCO).

Edward P. Farley............... Trustee      Since 2001     Trustee of AmSouth Funds        N/A
  2910 Oak Hollow Drive, SE                                 (consisting of 24
  Grand Rapids, MI 49506                                    portfolios).
  Age 63




INTERESTED TRUSTEES:

J. David Huber, Jr............. Chairman     Since 1987     Chairman and Trustee of         N/A
  3435 Stelzer Road             and                         AmSouth Funds
  Columbus, OH 43219            Trustee                     (consisting of 24
  Age 56                                                    portfolios).

Geoffrey von Kuhn.............. Trustee      Since 2002     Trustee of AmSouth Funds        N/A
  Wealth Management Group                                   (consisting of 24
  AmSouth Bank                                              portfolios).
  AmSouth Harbert Plaza -
  Upper Lobby
  1901 Sixth Avenue
  North Birmingham, AL
  35203
  Age 51





                                      Principal Occupation(s) During
Name, Age and Address                      the Past Five Years
---------------------           -------------------------------------------

INDEPENDENT TRUSTEES:

Dick D. Briggs, Jr., M.D....... From March 1997 to present, Chief Medical
  459 DER Building              officer, Best Doctors(TM) Worldwide
  1808 7th Avenue South         Healthcare Services; from September 1967
  UAB Medical Center            to present, Emeritus Professor and Eminent
  Birmingham, AL 35294          Scholar Chair, Univ. of Alabama at
  Age 69                        Birmingham; from October 1971 to present,
                                Physician, University of Alabama Health
                                Services Foundation; from 1981 to 1995,
                                Professor and Vice Chairman, Dept. of
                                Medicine, Univ. of Alabama at Birmingham
                                School of Medicine; from 1988 to 1992,
                                President, CEO and Medical Director,
                                Univ. of Alabama Health Services
                                Foundation.

Wendell D. Cleaver............. From September 3, 1993 to present, retired;
  225 Lakewood Drive West       form December 1988 to August 1993,
  Mobile, AL 36608              Executive Vice President, Chief Operating
  Age 68                        Officer and Director, Mobile Gas Service
                                Corporation.

James H. Woodward, Jr.......... From 1992 to present, Trustee, J.A. Jones,
  University of North Carolina  Inc., Construction Company; from July
   at Charlotte                 1989 to present, Chancellor, The University
  Charlotte, NC 28223           of North Carolina at Charlotte; from August
  Age 63                        1984 to July 1989, Senior Vice President,
                                University College, University of Alabama
                                at Birmingham.

Edward P. Farley............... Retired, 1999; Executive Vice President,
  2910 Oak Hollow Drive, SE     Old Kent Bank from January 1981-March
  Grand Rapids, MI 49506        1999; Director, Kent Funds, an open-end
  Age 63                        investment management company, for
                                which BISYS Fund Services L.P. serves as
                                distributor, from March 1999 until
                                December 2001.

INTERESTED TRUSTEES:

J. David Huber, Jr............. From June 1987 to present, employee of
  3435 Stelzer Road             BISYS Fund Services L.P.
  Columbus, OH 43219
  Age 56

Geoffrey von Kuhn.............. From April 2001 to present, Senior
  Wealth Management Group       Executive Vice President, AmSouth
  AmSouth Bank                  Bancorporation and AmSouth Bank, Head,
  AmSouth Harbert Plaza -       Wealth Management Group; April 2000 to
  Upper Lobby                   April 2001, Head U.S. Private Bank,
  1901 Sixth Avenue             Cititgroup; February 1998 to April 2000,
  North Birmingham, AL          Senior Managing Director and Vice
  35203                         Chairman, Banc One Capital Markets; May
  Age 51                        1996 to February 1998, Senior Managing
                                Director, Bank One Institutional Investment
                                Services, Inc.

                           Position
                             Held
                             with   Term of Office and                         Other
                           AmSouth    Length of Time     Number of Funds   Directorships
Name, Age and Address       Funds        Served*            Overseen           Held
---------------------      -------- ------------------ ------------------- -------------

ADVISORY TRUSTEES:

Norma A. Coldwell......... Advisory     Since 2002     Advisory Trustee of      N/A
  3330 Southwestern Blvd.  Trustee                     AmSouth Funds
  Dallas, TX 75225                                     (consisting of 24
  Age 77                                               portfolios).









Homer H. Turner, Jr....... Advisory     Since 2002     Advisory Trustee of      N/A
  751 Cary Drive           Trustee                     AmSouth Funds
  Auburn, AL 36830-2505                                (consisting of 24
  Age 74                                               portfolios).



                                  Principal Occupation(s) During
Name, Age and Address                  the Past Five Years
---------------------      --------------------------------------------

ADVISORY TRUSTEES:

Norma A. Coldwell......... Trustee, AmSouth Funds 2000-2002;
  3330 Southwestern Blvd.  International Economist and Consultant;
  Dallas, TX 75225         Executive Vice President of Coldwell
  Age 77                   Financial consultants; Trustee and Treasurer
                           of Meridian International Center
                           (International Education and Cultural
                           Group); Member of the Board of Advisors
                           of Meridian International Center and
                           Emerging Capital Markets, SA
                           (Montevideo, Uruguay); formerly, Chief
                           International Economist of Riggs National
                           Bank, Washington, DC.

Homer H. Turner, Jr....... Formerly, Trustee, AmSouth Funds; from
  751 Cary Drive           June 1991 to present, retired; until June
  Auburn, AL 36830-2505    1991, Vice President, Birmingham
  Age 74                   Division, Alabama Power Company.

--------

*  There is no defined term of office for Trustees of AmSouth Funds.

   Messrs. Huber and von Kuhn are considered to be interested persons (as defined in the 1940 Act) of AmSouth Funds. Mr. Huber is considered an interested person on the basis of his employment with BISYS Fund Services L.P., AmSouth Funds' Distributor. Mr. von Kuhn is considered to be an interested person on the basis of his employment by AmSouth Bank, the Advisor's parent company.

   Executive Officers.

                 Position
                   Held
                   with    Term of Office and                             Other
                 AmSouth     Length of Time       Number of Funds     Directorships      Principal Occupation(s) During
Name and Age      Funds         Served*              Overseen             Held                the Past Five Years
------------     --------- ------------------ ----------------------- ------------- -----------------------------------------
John F. Calvano. President     Since 1999     President of AmSouth         N/A      From September 1999 to present, Senior
  Age 42                                      Funds (consisting of 24               Vice President, AmSouth Bank; from
                                              portfolios).                          October 1994 to September 1999, employee
                                                                                    of BISYS Fund Services Limited
                                                                                    Partnership; from July 1992 to August
                                                                                    1994, investment representative, BA
                                                                                    Investment Services; and from October
                                                                                    1986 to July 1994, Marketing Manager,
                                                                                    Great Western Investment Management.

Walter B. Grimm. Vice          Since 1994     Vice President of            N/A      From June 1992 to present, employee of
  Age 57         President                    AmSouth Funds                         BISYS Fund Services L.P.; from 1990 to
                                              (consisting of 24                     1992, President and CEO, Security
                                              portfolios).                          Bancshares; from July 1981 to 1990,
                                                                                    President of Leigh Investments Consulting
                                                                                    (investment firm).

Nadeem Yousaf... Treasurer     Since 2002     Treasurer of AmSouth      From July   From July 1999 to present, employee of
  Age 34                                      Funds (consisting of 24    1999 to    BISYS Fund Services, Inc.
                                              portfolios).              present,
                                                                        Director,
                                                                        Investors
                                                                      Bank & Trust,
                                                                        Canadian.

Rodney L. Ruehle Secretary     Since 1999     Secretary of AmSouth         N/A      From August 1990 to August 1995,
  Age 34                                      Funds (consisting of 24               Assistant Treasurer of the Cardinal Group
                                              portfolios).                          of Funds; from August 1995 to present,
                                                                                    Director Administration Services, BISYS
                                                                                    Fund Services L.P. From 1999-present,
                                                                                    Vice President and Secretary, Fifth Third
                                                                                    Funds, an open-end management
                                                                                    investment company for which BISYS
                                                                                    Fund Services, LP serves as distributor.

               Position
                 Held
                 with    Term of Office and                                Other
               AmSouth     Length of Time        Number of Funds       Directorships        Principal Occupation(s) During
Name and Age    Funds         Served*               Overseen               Held                  the Past Five Years
------------   --------- ------------------ -------------------------- ------------- --------------------------------------------

Alaina V. Metz Assistant     Since 1995     Assistant Secretary of          N/A      From June 1995 to Present, Chief
  Age 35       Secretary                    AmSouth Funds                            Administrator, Administrative and
                                            (consisting of 24                        Regulatory Services, BISYS Fund Services
                                            portfolios). Secretary of                Limited Partnership; from May 1989 to
                                            Variable Insurance Funds                 June 1995, Supervisor, Mutual Fund Legal
                                            (consisting of 15                        Department, Alliance Capital Management.
                                            portfolios, 7 of which are               Currently, Chairman, Gartmore Mutual
                                            advised by AIMCO).                       Funds, LEADER Mutual Funds, Shay Asset
                                                                                     Management Fund; Alpine Equity Trust,
                                                                                     and Barr Rosenberg Variable Insurance
                                                                                     Trust; Vice President, Pacific Capital
                                                                                     Funds; Secretary, Variable Insurance Funds
                                                                                     and Signal Funds; Assistant Secretary,
                                                                                     BB&T Funds, BNY Hamilton Funds, Inc.,
                                                                                     Brenton Mutual Funds, Citizens Funds,
                                                                                     Counter Bond Fund, The Empire Builder
                                                                                     Tax Free Bond Fund, Eureka Funds,
                                                                                     Gartmore Variable Insurance Trust,
                                                                                     Governor Funds, Hirtle Callaghan Trust,
                                                                                     HSBC Advisor Funds Trust (Class Y--
                                                                                     Offshore Feeder Funds), HSBC Family of
                                                                                     Funds, HSBC Investor Funds, Kensington
                                                                                     Funds, Kent Funds, Metamarkets.com,
                                                                                     Meyers Investment Trust, MMA Praxis
                                                                                     Mutual Funds, Mutual Fund Group--Chase
                                                                                     Vista Funds, Mutual Fund Investment
                                                                                     Trust--Chase Funds, Mutual Master
                                                                                     Investment Trust, Mutual Fund Select
                                                                                     Group--Chase Vista Funds, Mutual Fund
                                                                                     Select Trust--Chase Vista Funds, Mutual
                                                                                     Fund Trust--Chase Vista Funds,
                                                                                     Nationwide Asset Allocation Trust
                                                                                     (NAAT), Old Westbury Funds, One Group
                                                                                     Mutual Funds, RBC Funds, Shay--
                                                                                     Institutional Investors Capital Appreciation
                                                                                     Fund, Inc., Shay--M.S.B. Fund, Inc.,
                                                                                     Summit Investment Trust, The Shelby
                                                                                     Funds, United American Cash Reserves,
                                                                                     USAllianz Funds, USAllianz Variable
                                                                                     Insurance Products Trust, UST of Boston,
                                                                                     Valiant Fund, Van Ness Funds, Victory
                                                                                     Portfolios, Victory Variable Insurance, The
                                                                                     Williamette Funds, Oak Value, Old
                                                                                     National Funds, ProFunds, 1st Source
                                                                                     Monogram Funds, Ambassador Funds,
                                                                                     American Independence Funds Trust, and
                                                                                     American Performance; and Treasurer,
                                                                                     Legacy Funds Group.

--------
*  There is no defined term of office for officers of AmSouth Funds.

   The officers of AmSouth Funds are interested persons (as defined in the 1940
Act) and receive no compensation directly from AmSouth Funds for performing the duties of their offices.

   The Statement of Additional Information ("SAI") includes additional information about the Trust's Directors and Officers. To obtain a copy of the SAI, without charge, call (800) 451-8382.

Compensation of Trustees and Officers of AmSouth Funds (the "Trust") (Unaudited)

   The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Grimm, Ruehle, and Yousaf and Ms. Metz are employees of BISYS Fund Services Limited Partnership.

                            COMPENSATION TABLE (1)

                                         Pension or
                                         Retirement                     Total
                            Aggregate     Benefits     Estimated    Compensation
                          Compensation   Accrued as     Annual      from AmSouth
                          from AmSouth  Part of Fund Benefits upon  Mutual Funds
Name                      Fund Expenses   Expenses    Retirement   Paid to Trustee
----                      ------------- ------------ ------------- ---------------
J. David Huber...........       None         None        None             None
Geoffrey A. von Kuhn.....       None         None        None             None
James H. Woodward, Jr....    $12,000         None        None          $12,000
*Homer H. Turner.........    $12,000         None        None          $12,000
Wendell D. Cleaver.......    $12,000         None        None          $12,000
Dick D. Briggs, Jr., M.D.    $12,000         None        None          $12,000
*Norma S. Coldwell.......    $12,000         None        None          $12,000
Edward P. Farley.........       None      $12,000        None          $12,000

--------
(1)Figures are for the six months ended January 31, 2003
 * Mr. Turner and Ms. Coldwell retired from the Board of Trustees and assumed "Advisory Trustee" status in March, 2002.

AMSOUTH FUNDS(R)

SEMI-ANNUAL REPORT
JANUARY 31, 2003


Investment Advisor                              Distributor
-------------------------------------------     -------------------------------

AmSouth Investment Management Company, LLC      BISYS Fund Services
1901 6th Avenue North                           3435 Stelzer Road, Suite 1000
Birmingham AL 35203                             Columbus OH 43219




Investment Subadvisors                          Legal Counsel
-------------------------------------------     -------------------------------

Five Points Capital Advisors, Inc.              Kirkpatrick & Lockhart, LLP
1901 6th Avenue North                           1800 Massachusetts Avenue, N.W.
Birmingham AL 35203                             Washington DC 20036
 . Bond Fund
 . Capital Growth Fund
 . Large Cap Fund
 . Value Fund                                   Transfer Agent
                                                -------------------------------

                                                BISYS Fund Services Ohio, Inc.
OakBrook Investments, LLC                       3435 Stelzer Road, Suite 1000
701 Warrenville Road, Suite 135                 Columbus OH 43219
Lisle IL 60532
 . Enhanced Market Fund
 . Mid Cap Fund
 . Select Equity Fund                           Auditors
                                                -------------------------------

                                                Ernst & Young, LLP
Sawgrass Asset Management, LLC                  1100 Huntington Center
1579 The Greens Way, Suite 20                   41 South High Street
Jacksonville FL 32250                           Columbus OH 43215
 . Small Cap Fund


Dimensional Fund Advisors, Inc.
1299 Ocean Avenue
Santa Monica CA 90401
 . International Equity Fund





                                                                        3/03
                                                                        ASO-SAR